UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
May 31, 2017
Columbia Dividend Opportunity Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Dividend Opportunity Fund   |  Annual Report 2017

Columbia Dividend Opportunity Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Dividend Opportunity Fund (the Fund) seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital.
Portfolio management
Steve Schroll
Co-manager
Managed Fund since 2004
Paul Stocking
Co-manager
Managed Fund since 2006
Dean Ramos, CFA
Co-manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/88	11.71	12.10	5.91
	Including sales charges		5.32	10.77	5.29
Class B	Excluding sales charges	03/20/95	10.88	11.26	5.12
	Including sales charges		5.88	11.00	5.12
Class C	Excluding sales charges	06/26/00	10.88	11.29	5.12
	Including sales charges		9.88	11.29	5.12
Class K		03/20/95	11.73	12.21	6.10
Class R *		08/01/08	11.32	11.81	5.63
Class R4 *		11/08/12	11.90	12.34	6.03
Class R5 *		08/01/08	11.99	12.51	6.26
Class T	Excluding sales charges	12/01/06	11.69	12.12	5.90
	Including sales charges		8.86	11.55	5.64
Class Y *		11/08/12	12.01	12.49	6.10
Class Z *		09/27/10	11.93	12.38	6.09
MSCI USA High Dividend Yield Index (Net)			15.12	13.95	6.95
Russell 1000 Value Index			14.66	14.67	5.15
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. As of May 31, 2017, the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares and the Fund no longer accepts investments by new or existing investors in Class B shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Dividend Opportunity Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2007 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2017)
Philip Morris International, Inc.	7.2
AT&T, Inc.	4.7
Altria Group, Inc.	4.5
Intel Corp.	4.1
Chevron Corp.	3.9
Cisco Systems, Inc.	3.4
Johnson & Johnson	3.1
Pfizer, Inc.	3.1
Microsoft Corp.	3.0
Occidental Petroleum Corp.	2.8
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2017)
Common Stocks	93.2
Equity-Linked Notes	6.0
Money Market Funds	0.8
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2017)
Consumer Discretionary	4.3
Consumer Staples	16.8
Energy	18.2
Financials	3.0
Health Care	13.6
Industrials	3.2
Information Technology	15.0
Materials	4.8
Telecommunication Services	10.5
Utilities	10.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Dividend Opportunity Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2017, the Fund’s Class A shares gained 11.71% excluding sales charges. During the same time period, the Fund underperformed both the MSCI USA High Dividend Yield Index (Net), which returned 15.12%, as well as the Russell 1000 Value Index, which returned 14.66%. While the Fund posted double-digit absolute gains, sector allocation detracted most from its results relative to the MSCI USA High Dividend Yield Index (Net). Stock selection also detracted from relative results during the period, albeit more modestly.
Investors favored economically-sensitive cyclical U.S. equity sectors
During the 12-month period ended May 31, 2017, the U.S. equity market was driven primarily by increased expectations for economic growth leading up to and following the U.S. elections. Inflation expectations also rose for much of the period. Consistent with these prospects, the Federal Reserve (the Fed) began tightening its monetary policy, increasing the targeted federal funds rate by 0.25% in December 2016 and by the same rate again in March 2017. Despite an increase in U.S. Treasury yields across the spectrum of maturities, the U.S. equity market surged. Those sectors within the MSCI USA High Dividend Yield Index (Net), widely considered more cyclical, such as industrials, information technology, financials and materials, performed best. Traditionally defensive sectors, including telecommunication services and health care, posted positive absolute returns but were among the weakest performers within the MSCI USA High Dividend Yield Index (Net). The energy sector was also weak, as the widely anticipated rebound in oil prices did not materialize and shifting supply/demand balances led to commodity price volatility.
Relative results attributable primarily to energy sector positioning
Most of the Fund’s underperformance of the MSCI USA High Dividend Yield Index (Net) can be attributed to its energy sector positioning. Having an overweighted allocation to the poorly performing energy sector detracted, partially offset by effective stock selection within the sector. In particular, having an emphasis on non-U.S. integrated oil companies, such as BP and ENI, proved beneficial. However, a position in U.S.-based integrated oil company Occidental Petroleum, hurt the Fund’s relative results, as its recent acquisitions and capital expenditures caused concern that its dividend might not be sustained.
The Fund was also overweight telecommunication services, which hurt as the traditionally defensive sector was the second-weakest in the MSCI USA High Dividend Yield Index (Net) during the period. However, we had built the position as telecommunication services has among the highest yielding companies in the MSCI USA High Dividend Yield Index (Net). Stock selection within the sector also detracted, especially positions in CenturyLink and Vodafone Group. CenturyLink saw its shares decline when top-line pressures in its voice and low speed data businesses drove down earnings expectations, which, in turn, brought into question the company’s ability both to sustain its dividend and to invest in enhanced technologies. Also, in October 2016, the company made an offer for Level 3 Communications, which investors did not favor. Vodafone Group, a U.K.-based company, was pressured by heightened competition in the Indian market, from which it had garnered significant revenue.
Having an underweighted allocation to industrials, the best performing sector in the MSCI USA High Dividend Yield Index (Net) during the period, detracted from the Fund’s results. The Fund was prudently underweight in the lagging health care sector, but stock selection within health care significantly detracted. Setbacks in the drug pipelines of pharmaceuticals companies Bristol-Myers Squibb and Pfizer were particular disappointments. The failure of its trial for oncology drug Opdivo reined in expectations for Bristol-Myers Squibb’s prospects. Challenges with rheumatoid arthritis drug Xeljanz and the halted trial of its cardiovascular disease drug drove down Pfizer’s share price. Investors also were disappointed by Pfizer’s lack of delivery on its strategic reorganization. We sold the Fund’s position in Bristol-Myers Squibb and reduced its position in Pfizer by the end of the annual period.
In consumer discretionary, a position in toy company Mattel detracted from the Fund’s relative results. The company has been slow to transition to more technology-driven toys, thus heightening competition with those companies who have successfully done so. Mattel also faced excess inventory pressures following the holiday shopping season and only met volume goals by discounting prices. We sold the Fund’s position in Mattel by the end of the period. We also sold the Fund’s position in fast-food restaurant company McDonald’s, but the company’s shares continued to rise after we exited the holding.
4	Columbia Dividend Opportunity Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Consumer staples and utilities selection aided Fund results
Effective stock selection in the consumer staples and utilities sectors buoyed the Fund’s results most. In consumer staples, an emphasis on the tobacco industry proved particularly beneficial, as pricing power despite lower volumes drove earnings growth. A position in Philip Morris International contributed especially strongly to the Fund’s relative results during the period. Having an underweight relative to the MSCI USA High Dividend Yield Index (Net) in the weaker food and beverage industries also contributed positively. Within utilities, positions in diversified, less regulated multi-utilities companies, including Ameren, DTE Energy and NextEra Energy, contributed positively to the Fund’s relative results. Positions in regulated utilities, such as Duke Energy and PG&E, also added value.
Derivatives usage
We actively used equity-linked notes as a way to get exposure to stocks — especially in the financials sector — with lower than average yields but that provided attractive income opportunities. Such a strategy effectively added value during the period. An equity-linked note is a debt instrument that varies from a standard fixed income security in that the coupon is built on the return of a single stock, a basket of stocks or an equity index, otherwise known as the underlying equity.
We also used currency forwards to implement briefly-held hedges taken on the British pound and on the euro just days before the Brexit vote in late June 2016. In aggregate, the use of these currency forwards proved effective and timely.
Bottom-up analysis drove sector weighting changes
The Fund’s positions in information technology, financials and materials increased modestly during the period. Its allocations to health care, consumer staples and energy modestly decreased. Changes in sector weightings during the annual period were the result of both active trading decisions, based largely on relative valuation analysis, and individual stock appreciation and depreciation.
At the end of the period, the Fund remained most overweight the energy and telecommunication services sectors and was most underweight the consumer staples and information technology sectors relative to the MSCI USA High Dividend Yield Index (Net). The Fund maintained its focus on dividend yield and dividend growth.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Dividend payments are not guaranteed and the amount, if any, can vary over time. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Dividend Opportunity Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 – May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,085.20	1,020.00	5.15	4.99	0.99
Class B	1,000.00	1,000.00	1,081.00	1,016.26	9.03	8.75	1.74
Class C	1,000.00	1,000.00	1,081.80	1,016.26	9.03	8.75	1.74
Class K	1,000.00	1,000.00	1,085.10	1,020.29	4.83	4.68	0.93
Class R	1,000.00	1,000.00	1,084.00	1,018.75	6.44	6.24	1.24
Class R4	1,000.00	1,000.00	1,086.20	1,021.24	3.85	3.73	0.74
Class R5	1,000.00	1,000.00	1,087.50	1,021.54	3.54	3.43	0.68
Class T (formerly Class W)	1,000.00	1,000.00	1,086.20	1,020.00	5.15	4.99	0.99
Class Y	1,000.00	1,000.00	1,086.70	1,021.79	3.28	3.18	0.63
Class Z	1,000.00	1,000.00	1,086.10	1,021.19	3.90	3.78	0.75
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Dividend Opportunity Fund | Annual Report 2017

Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 93.0%
Issuer	Shares	Value ($)
Consumer Discretionary 4.0%
Hotels, Restaurants & Leisure 1.0%
Las Vegas Sands Corp.	700,200	41,402,826
Household Durables 0.2%
Whirlpool Corp.	43,714	8,110,696
Media 0.4%
ProSiebenSat.1 Media AG	392,758	16,675,322
Multiline Retail 2.4%
Kohl’s Corp.	752,338	28,912,349
Nordstrom, Inc.	90,693	3,790,968
Target Corp.	1,120,981	61,822,102
Total		94,525,419
Total Consumer Discretionary		160,714,263
Consumer Staples 15.6%
Household Products 1.3%
Procter & Gamble Co. (The)	578,075	50,922,627
Tobacco 14.3%
Altria Group, Inc.	2,395,649	180,727,760
Imperial Brands PLC	1,854,568	86,715,653
Philip Morris International, Inc.	2,405,787	288,213,283
Reynolds American, Inc.	361,286	24,296,483
Total		579,953,179
Total Consumer Staples		630,875,806
Energy 17.0%
Energy Equipment & Services 1.0%
Baker Hughes, Inc.	719,647	39,688,532
Oil, Gas & Consumable Fuels 16.0%
BP PLC, ADR	2,492,401	90,100,296
Chevron Corp.	1,492,683	154,462,837
Enbridge Energy Management LLC(a)	1	19
Enbridge, Inc.	301,793	11,622,048
ENI SpA	2,665,825	42,194,659
Exxon Mobil Corp.	727,215	58,540,808
Occidental Petroleum Corp.	1,879,859	110,780,091
Royal Dutch Shell PLC, Class A	2,185,710	59,139,766
Common Stocks (continued)
Issuer	Shares	Value ($)
Total SA	1,163,895	61,803,668
Valero Energy Corp.	911,794	56,047,977
Total		644,692,169
Total Energy		684,380,701
Financials 2.8%
Banks 1.2%
Bank of America Corp.	161,933	3,628,919
JPMorgan Chase & Co.	284,805	23,396,731
PacWest Bancorp	441,150	20,588,470
Total		47,614,120
Capital Markets 0.4%
Invesco Ltd.	514,911	16,322,678
Morgan Stanley	4,596	191,837
Total		16,514,515
Insurance 1.2%
Prudential Financial, Inc.	449,075	47,085,514
Total Financials		111,214,149
Health Care 12.7%
Biotechnology 1.0%
AbbVie, Inc.	610,890	40,330,958
Pharmaceuticals 11.7%
GlaxoSmithKline PLC	2,830,673	62,129,750
Johnson & Johnson	973,942	124,908,061
Merck & Co., Inc.	1,570,984	102,286,768
Pfizer, Inc.	3,753,765	122,560,427
Sanofi	210,753	20,874,182
Teva Pharmaceutical Industries Ltd., ADR	1,412,389	39,349,158
Total		472,108,346
Total Health Care		512,439,304
Industrials 2.9%
Aerospace & Defense 1.5%
BAE Systems PLC	4,974,437	42,654,000
Lockheed Martin Corp.	59,713	16,787,116
Total		59,441,116
Airlines —%
American Airlines Group, Inc.	36,291	1,756,847

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 1.4%
Kansas City Southern	605,035	57,599,332
Total Industrials		118,797,295
Information Technology 13.9%
Communications Equipment 4.4%
Cisco Systems, Inc.	4,294,173	135,395,275
Nokia OYJ	6,493,495	41,177,247
Telefonaktiebolaget LM Ericsson, Class B	52,408	382,293
Total		176,954,815
IT Services 1.1%
International Business Machines Corp.	294,247	44,910,920
Semiconductors & Semiconductor Equipment 5.2%
Intel Corp.	4,568,011	164,950,877
QUALCOMM, Inc.	759,044	43,470,450
Total		208,421,327
Software 3.2%
Microsoft Corp.	1,724,567	120,443,759
Oracle Corp.	241,589	10,965,725
Total		131,409,484
Total Information Technology		561,696,546
Materials 4.4%
Chemicals 3.1%
CF Industries Holdings, Inc.	502,601	13,519,967
Dow Chemical Co. (The)	1,545,299	95,746,726
Eastman Chemical Co.	185,604	14,868,737
Total		124,135,430
Containers & Packaging 1.3%
Graphic Packaging Holding Co.	1,042,862	14,089,066
International Paper Co.	766,562	40,535,798
Total		54,624,864
Total Materials		178,760,294
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 9.8%
Diversified Telecommunication Services 8.5%
AT&T, Inc.	4,852,498	186,966,748
BCE, Inc.	806,450	36,564,443
CenturyLink, Inc.	2,198,417	54,850,504
Orange SA	1,682,511	29,560,346
Verizon Communications, Inc.	752,801	35,110,639
Total		343,052,680
Wireless Telecommunication Services 1.3%
Vodafone Group PLC	3,677,696	10,969,696
Vodafone Group PLC, ADR	1,369,736	41,448,211
Total		52,417,907
Total Telecommunication Services		395,470,587
Utilities 9.9%
Electric Utilities 7.6%
American Electric Power Co., Inc.	645,021	46,299,607
Duke Energy Corp.	746,923	63,996,363
Entergy Corp.	392,583	31,037,612
Exelon Corp.	1,000,858	36,341,154
PPL Corp.	1,235,889	49,324,330
Scottish & Southern Energy PLC	1,119,806	21,714,361
Xcel Energy, Inc.	1,229,850	58,922,113
Total		307,635,540
Multi-Utilities 2.3%
Ameren Corp.	660,655	37,492,171
DTE Energy Co.	269,516	29,517,393
Veolia Environnement SA	1,158,849	25,502,111
Total		92,511,675
Total Utilities		400,147,215
Total Common Stocks (Cost $3,108,327,659)		3,754,496,160

Equity-Linked Notes 6.0%
Issuer	Coupon Rate	Shares	Value ($)
Credit Suisse AG(b)
(linked to common stock of CF Industries Holdings, Inc.)
08/10/2017	20.800%	547,628	14,127,152
(linked to common stock of Telefonaktiebolaget LM Ericsson)
06/21/2017	16.000%	541,747	33,584,877

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Opportunity Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Equity-Linked Notes (continued)
Issuer	Coupon Rate	Shares	Value ($)
Deutsche Bank AG(b)
(linked to common stock of American Airlines Group, Inc.)
08/30/2017	10.530%	429,076	20,531,287
(linked to common stock of Bank of America Corp.)
08/17/2017	6.570%	1,671,537	37,540,183
(linked to common stock of Goldman Sachs Group, Inc. (The))
08/17/2017	4.780%	89,051	18,801,530
(linked to common stock of Morgan Stanley)
08/17/2017	6.450%	957,735	39,790,971
Goldman Sachs International(b)
(linked to common stock of Graphic Packaging Holding Co.)
08/01/2017	8.220%	1,284,548	17,119,416
(linked to common stock of Nordstrom, Inc.)
09/05/2017	13.900%	494,170	20,507,116
(linked to common stock of United Continental Holdings, Inc.)
09/05/2017	10.560%	255,015	20,314,571
Equity-Linked Notes (continued)
Issuer	Coupon Rate	Shares	Value ($)
Royal Bank of Canada(b)
(linked to common stock of Anadarko Petroleum Corp.)
08/09/2017	8.650%	385,480	19,622,632
Total Equity-Linked Notes (Cost $247,405,047)			241,939,735

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.916%(c),(d)	33,594,214	33,594,214
Total Money Market Funds (Cost $33,594,128)		33,594,214
Total Investments (Cost: $3,389,326,834)		4,030,030,109
Other Assets & Liabilities, Net		8,599,668
Net Assets		4,038,629,777

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2017, the value of these securities amounted to $241,939,735 which represents 5.99% of net assets.
(c)	The rate shown is the seven-day current annualized yield at May 31, 2017.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.916%	48,622,017	1,922,831,179	(1,937,858,982)	33,594,214	(5,395)	422,489	33,594,214
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	144,038,941	16,675,322	—	—	160,714,263
Consumer Staples	544,160,153	86,715,653	—	—	630,875,806
Energy	521,242,589	163,138,112	—	—	684,380,701
Financials	111,214,149	—	—	—	111,214,149
Health Care	429,435,372	83,003,932	—	—	512,439,304
Industrials	76,143,295	42,654,000	—	—	118,797,295
Information Technology	520,137,006	41,559,540	—	—	561,696,546
Materials	178,760,294	—	—	—	178,760,294
Telecommunication Services	354,940,545	40,530,042	—	—	395,470,587
Utilities	352,930,743	47,216,472	—	—	400,147,215
Total Common Stocks	3,233,003,087	521,493,073	—	—	3,754,496,160
Equity-Linked Notes	—	241,939,735	—	—	241,939,735
Money Market Funds	—	—	—	33,594,214	33,594,214
Total Investments	3,233,003,087	763,432,808	—	33,594,214	4,030,030,109
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Opportunity Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2017	11

Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$3,355,732,706
Affiliated issuers, at cost	33,594,128
Total investments, at cost	3,389,326,834
Investments, at value
Unaffiliated issuers, at value	3,996,435,895
Affiliated issuers, at value	33,594,214
Total investments, at value	4,030,030,109
Cash	228,142
Foreign currency (identified cost $59,745)	59,761
Receivable for:
Investments sold	64,963,121
Capital shares sold	2,383,332
Dividends	17,761,320
Interest	1,137,897
Foreign tax reclaims	1,859,065
Prepaid expenses	1,809
Total assets	4,118,424,556
Liabilities
Payable for:
Investments purchased	72,257,662
Capital shares purchased	6,663,457
Management services fees	66,688
Distribution and/or service fees	24,837
Transfer agent fees	418,426
Plan administration fees	885
Compensation of board members	213,436
Other expenses	149,388
Total liabilities	79,794,779
Net assets applicable to outstanding capital stock	$4,038,629,777
Represented by
Paid in capital	3,190,778,116
Undistributed net investment income	24,282,224
Accumulated net realized gain	182,850,440
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	640,703,189
Investments - affiliated issuers	86
Foreign currency translations	15,722
Total - representing net assets applicable to outstanding capital stock	$4,038,629,777
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Opportunity Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
May 31, 2017
Class A
Net assets	$1,942,545,551
Shares outstanding	195,839,114
Net asset value per share	$9.92
Maximum offering price per share(a)	$10.53
Class B
Net assets	$5,003,937
Shares outstanding	509,777
Net asset value per share	$9.82
Class C
Net assets	$392,361,399
Shares outstanding	40,382,752
Net asset value per share	$9.72
Class K
Net assets	$3,836,283
Shares outstanding	384,818
Net asset value per share	$9.97
Class R
Net assets	$45,453,875
Shares outstanding	4,586,088
Net asset value per share	$9.91
Class R4
Net assets	$101,178,699
Shares outstanding	10,037,137
Net asset value per share	$10.08
Class R5
Net assets	$238,847,395
Shares outstanding	23,937,961
Net asset value per share	$9.98
Class T(b)
Net assets	$60,621
Shares outstanding	6,101
Net asset value per share	$9.94
Maximum offering price per share(c)	$10.19
Class Y
Net assets	$159,887,386
Shares outstanding	15,824,720
Net asset value per share	$10.10
Class Z
Net assets	$1,149,454,631
Shares outstanding	115,398,742
Net asset value per share	$9.96

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2017	13

Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$166,282,349
Dividends — affiliated issuers	422,489
Interest	26,349,950
Foreign taxes withheld	(3,096,669)
Total income	189,958,119
Expenses:
Management services fees	25,751,034
Distribution and/or service fees
Class A	6,512,070
Class B	82,695
Class C	4,111,313
Class R	211,659
Class T(a)	180
Transfer agent fees
Class A	3,225,539
Class B	10,298
Class C	507,612
Class I(b)	1,416
Class K	2,094
Class R	52,095
Class R4	131,876
Class R5	133,581
Class T(a)	88
Class Y	5,425
Class Z	923,251
Plan administration fees
Class K	9,479
Compensation of board members	95,458
Custodian fees	76,390
Printing and postage fees	283,168
Registration fees	186,666
Audit fees	101,077
Legal fees	41,893
Line of credit interest expense	6,674
Compensation of chief compliance officer	943
Other	160,301
Total expenses	42,624,275
Expense reduction	(40)
Total net expenses	42,624,235
Net investment income	147,333,884
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	266,236,330
Investments — affiliated issuers	(5,395)
Foreign currency translations	159,242
Forward foreign currency exchange contracts	10,874,178
Increase from payment by affiliate (Note 6)	471,525
Net realized gain	277,735,880
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	52,072,126
Investments — affiliated issuers	86
Foreign currency translations	104,187
Net change in unrealized appreciation (depreciation)	52,176,399
Net realized and unrealized gain	329,912,279
Net increase in net assets resulting from operations	$477,246,163

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Opportunity Fund | Annual Report 2017

Statement of Operations  (continued)
Year Ended May 31, 2017
(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2017	15

Statement of Changes in Net Assets
	Year Ended May 31, 2017	Year Ended May 31, 2016
Operations
Net investment income	$147,333,884	$169,756,491
Net realized gain (loss)	277,735,880	(75,291,863)
Net change in unrealized appreciation (depreciation)	52,176,399	(60,757,890)
Net increase in net assets resulting from operations	477,246,163	33,706,738
Distributions to shareholders
Net investment income
Class A	(102,131,930)	(113,581,447)
Class B	(274,051)	(459,219)
Class C	(13,234,880)	(12,054,620)
Class I(a)	(2,280,015)	(5,144,509)
Class K	(154,942)	(166,963)
Class R	(1,536,839)	(1,174,947)
Class R4	(4,349,995)	(4,912,593)
Class R5	(10,169,829)	(8,532,895)
Class T(b)	(2,761)	(3,240)
Class Y	(2,991,465)	(2,327,437)
Class Z	(31,349,097)	(26,691,508)
Net realized gains
Class A	—	(63,099,606)
Class B	—	(301,813)
Class C	—	(8,673,788)
Class I(a)	—	(2,635,664)
Class K	—	(94,657)
Class R	—	(743,037)
Class R4	—	(2,407,644)
Class R5	—	(4,345,419)
Class T(b)	—	(1,798)
Class Y	—	(1,211,237)
Class Z	—	(13,724,645)
Total distributions to shareholders	(168,475,804)	(272,288,686)
Decrease in net assets from capital stock activity	(639,350,376)	(1,217,185,284)
Total decrease in net assets	(330,580,017)	(1,455,767,232)
Net assets at beginning of year	4,369,209,794	5,824,977,026
Net assets at end of year	$4,038,629,777	$4,369,209,794
Undistributed net investment income	$24,282,224	$34,325,389

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Opportunity Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	26,797,438	254,665,339	35,381,035	316,281,842
Distributions reinvested	10,544,360	100,287,335	19,767,411	173,008,932
Redemptions	(145,325,267)	(1,412,609,515)	(143,038,034)	(1,286,334,788)
Net decrease	(107,983,469)	(1,057,656,841)	(87,889,588)	(797,044,014)
Class B
Subscriptions	23,060	215,250	30,638	271,917
Distributions reinvested	28,753	270,749	86,387	750,960
Redemptions (a)	(704,172)	(6,687,837)	(1,594,517)	(14,281,436)
Net decrease	(652,359)	(6,201,838)	(1,477,492)	(13,258,559)
Class C
Subscriptions	4,978,767	46,509,626	4,838,991	42,351,346
Distributions reinvested	1,301,259	12,154,939	2,193,518	18,805,247
Redemptions	(11,340,692)	(106,476,703)	(11,430,489)	(100,009,183)
Net decrease	(5,060,666)	(47,812,138)	(4,397,980)	(38,852,590)
Class I(b)
Subscriptions	—	—	3,519,358	30,761,095
Distributions reinvested	238,424	2,279,906	882,787	7,780,024
Redemptions	(9,558,766)	(91,952,539)	(13,308,655)	(121,727,603)
Net decrease	(9,320,342)	(89,672,633)	(8,906,510)	(83,186,484)
Class K
Subscriptions	41,599	399,034	119,974	1,068,348
Distributions reinvested	16,202	154,942	29,569	259,691
Redemptions	(184,624)	(1,759,996)	(125,526)	(1,111,521)
Net increase (decrease)	(126,823)	(1,206,020)	24,017	216,518
Class R
Subscriptions	1,765,744	16,768,632	1,554,021	13,914,534
Distributions reinvested	148,816	1,417,615	195,163	1,704,171
Redemptions	(1,510,154)	(14,413,478)	(1,377,117)	(12,259,278)
Net increase	404,406	3,772,769	372,067	3,359,427
Class R4
Subscriptions	3,090,666	30,054,417	10,475,241	98,280,747
Distributions reinvested	398,064	3,849,126	686,800	6,103,769
Redemptions	(4,763,408)	(46,399,473)	(11,797,984)	(106,940,651)
Net decrease	(1,274,678)	(12,495,930)	(635,943)	(2,556,135)
Class R5
Subscriptions	8,882,119	85,267,440	12,392,645	112,294,308
Distributions reinvested	964,825	9,238,876	1,351,561	11,873,715
Redemptions	(11,494,700)	(110,607,534)	(14,735,221)	(131,295,575)
Net decrease	(1,647,756)	(16,101,218)	(991,015)	(7,127,552)
Class T(c)
Distributions reinvested	280	2,668	560	4,910
Redemptions	(2,431)	(23,592)	(4,110)	(36,628)
Net decrease	(2,151)	(20,924)	(3,550)	(31,718)
Class Y(b)
Subscriptions	11,339,901	112,370,650	2,593,530	23,120,567
Distributions reinvested	308,609	2,991,465	398,089	3,538,674
Redemptions	(2,825,455)	(27,825,518)	(2,175,824)	(19,894,303)
Net increase	8,823,055	87,536,597	815,795	6,764,938
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2017	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	81,663,020	803,012,833	15,249,835	136,726,901
Distributions reinvested	2,958,917	28,428,663	3,859,423	33,933,358
Redemptions	(34,265,001)	(330,933,696)	(50,529,246)	(456,129,374)
Net increase (decrease)	50,356,936	500,507,800	(31,419,988)	(285,469,115)
Total net decrease	(66,483,847)	(639,350,376)	(134,510,187)	(1,217,185,284)

(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Opportunity Fund | Annual Report 2017

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Columbia Dividend Opportunity Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
5/31/2017	$9.23	0.32	0.74	0.00 (c)	1.06	(0.37)	—
5/31/2016	$9.58	0.32	(0.16)	—	0.16	(0.32)	(0.19)
5/31/2015	$10.67	0.31	0.23	—	0.54	(0.29)	(1.34)
5/31/2014	$9.83	0.28	1.34	—	1.62	(0.28)	(0.50)
5/31/2013	$8.14	0.30	1.69	—	1.99	(0.30)	—
Class B
5/31/2017	$9.14	0.25	0.73	0.00 (c)	0.98	(0.30)	—
5/31/2016	$9.49	0.24	(0.15)	—	0.09	(0.25)	(0.19)
5/31/2015	$10.58	0.23	0.23	—	0.46	(0.21)	(1.34)
5/31/2014	$9.76	0.20	1.32	—	1.52	(0.20)	(0.50)
5/31/2013	$8.08	0.23	1.69	—	1.92	(0.24)	—
Class C
5/31/2017	$9.05	0.25	0.72	0.00 (c)	0.97	(0.30)	—
5/31/2016	$9.40	0.25	(0.16)	—	0.09	(0.25)	(0.19)
5/31/2015	$10.50	0.23	0.22	—	0.45	(0.21)	(1.34)
5/31/2014	$9.68	0.20	1.32	—	1.52	(0.20)	(0.50)
5/31/2013	$8.02	0.23	1.68	—	1.91	(0.25)	—
Class K
5/31/2017	$9.28	0.34	0.73	0.00 (c)	1.07	(0.38)	—
5/31/2016	$9.63	0.33	(0.16)	—	0.17	(0.33)	(0.19)
5/31/2015	$10.71	0.33	0.23	—	0.56	(0.30)	(1.34)
5/31/2014	$9.87	0.29	1.34	—	1.63	(0.29)	(0.50)
5/31/2013	$8.17	0.31	1.71	—	2.02	(0.32)	—
Class R
5/31/2017	$9.23	0.30	0.73	0.00 (c)	1.03	(0.35)	—
5/31/2016	$9.58	0.30	(0.16)	—	0.14	(0.30)	(0.19)
5/31/2015	$10.66	0.29	0.23	—	0.52	(0.26)	(1.34)
5/31/2014	$9.83	0.26	1.32	—	1.58	(0.25)	(0.50)
5/31/2013	$8.14	0.28	1.70	—	1.98	(0.29)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Dividend Opportunity Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.37)	$9.92	11.71% (d)	0.99% (e)	0.99% (e),(f)	3.40%	65%	$1,942,546
(0.51)	$9.23	2.08%	1.01% (e)	1.01% (e),(f)	3.53%	85%	$2,805,177
(1.63)	$9.58	5.82%	1.00%	1.00% (f)	3.08%	78%	$3,754,040
(0.78)	$10.67	17.30%	1.01%	1.01% (f)	2.75%	73%	$4,011,117
(0.30)	$9.83	25.05%	1.05%	1.05% (f)	3.32%	62%	$3,705,617

(0.30)	$9.82	10.88% (d)	1.74% (e)	1.74% (e),(f)	2.64%	65%	$5,004
(0.44)	$9.14	1.32%	1.76% (e)	1.76% (e),(f)	2.73%	85%	$10,622
(1.55)	$9.49	5.05%	1.75%	1.75% (f)	2.29%	78%	$25,055
(0.70)	$10.58	16.33%	1.76%	1.76% (f)	1.98%	73%	$39,217
(0.24)	$9.76	24.21%	1.80%	1.80% (f)	2.58%	62%	$53,428

(0.30)	$9.72	10.88% (d)	1.74% (e)	1.74% (e),(f)	2.67%	65%	$392,361
(0.44)	$9.05	1.33%	1.76% (e)	1.76% (e),(f)	2.79%	85%	$411,269
(1.55)	$9.40	5.00%	1.75%	1.75% (f)	2.35%	78%	$468,629
(0.70)	$10.50	16.46%	1.76%	1.76% (f)	2.06%	73%	$445,402
(0.25)	$9.68	24.25%	1.80%	1.80% (f)	2.56%	62%	$313,275

(0.38)	$9.97	11.73% (d)	0.92% (e)	0.92% (e)	3.52%	65%	$3,836
(0.52)	$9.28	2.17%	0.92% (e)	0.92% (e)	3.66%	85%	$4,746
(1.64)	$9.63	6.01%	0.90%	0.90%	3.21%	78%	$4,694
(0.79)	$10.71	17.37%	0.91%	0.91%	2.88%	73%	$4,352
(0.32)	$9.87	25.25%	0.90%	0.90%	3.47%	62%	$3,972

(0.35)	$9.91	11.32% (d)	1.24% (e)	1.24% (e),(f)	3.17%	65%	$45,454
(0.49)	$9.23	1.83%	1.26% (e)	1.26% (e),(f)	3.31%	85%	$38,578
(1.60)	$9.58	5.65%	1.25%	1.25% (f)	2.87%	78%	$36,480
(0.75)	$10.66	16.89%	1.26%	1.26% (f)	2.61%	73%	$31,544
(0.29)	$9.83	24.84%	1.30%	1.30% (f)	3.05%	62%	$17,375
Columbia Dividend Opportunity Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R4
5/31/2017	$9.38	0.35	0.74	0.00 (c)	1.09	(0.39)	—
5/31/2016	$9.73	0.35	(0.17)	—	0.18	(0.34)	(0.19)
5/31/2015	$10.81	0.35	0.23	—	0.58	(0.32)	(1.34)
5/31/2014	$9.95	0.33	1.33	—	1.66	(0.30)	(0.50)
5/31/2013 (g)	$8.62	0.20	1.31	—	1.51	(0.18)	—
Class R5
5/31/2017	$9.29	0.36	0.73	0.00 (c)	1.09	(0.40)	—
5/31/2016	$9.64	0.35	(0.16)	—	0.19	(0.35)	(0.19)
5/31/2015	$10.72	0.35	0.24	—	0.59	(0.33)	(1.34)
5/31/2014	$9.88	0.32	1.34	—	1.66	(0.32)	(0.50)
5/31/2013	$8.17	0.33	1.72	—	2.05	(0.34)	—
Class T(i)
5/31/2017	$9.25	0.33	0.73	0.00 (c)	1.06	(0.37)	—
5/31/2016	$9.60	0.32	(0.16)	—	0.16	(0.32)	(0.19)
5/31/2015	$10.69	0.31	0.23	—	0.54	(0.29)	(1.34)
5/31/2014	$9.85	0.24	1.38	—	1.62	(0.28)	(0.50)
5/31/2013	$8.15	0.30	1.71	—	2.01	(0.31)	—
Class Y
5/31/2017	$9.40	0.37	0.74	0.00 (c)	1.11	(0.41)	—
5/31/2016	$9.74	0.36	(0.15)	—	0.21	(0.36)	(0.19)
5/31/2015	$10.83	0.36	0.22	—	0.58	(0.33)	(1.34)
5/31/2014	$9.96	0.34	1.35	—	1.69	(0.32)	(0.50)
5/31/2013 (j)	$8.63	0.22	1.29	—	1.51	(0.18)	—
Class Z
5/31/2017	$9.27	0.36	0.72	0.00 (c)	1.08	(0.39)	—
5/31/2016	$9.62	0.34	(0.16)	—	0.18	(0.34)	(0.19)
5/31/2015	$10.71	0.34	0.23	—	0.57	(0.32)	(1.34)
5/31/2014	$9.86	0.30	1.35	—	1.65	(0.30)	(0.50)
5/31/2013	$8.16	0.32	1.71	—	2.03	(0.33)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(h)	Annualized.
(i)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(j)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Dividend Opportunity Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.39)	$10.08	11.90% (d)	0.74% (e)	0.74% (e),(f)	3.66%	65%	$101,179
(0.53)	$9.38	2.31%	0.76% (e)	0.76% (e),(f)	3.78%	85%	$106,063
(1.66)	$9.73	6.11%	0.75%	0.75% (f)	3.39%	78%	$116,211
(0.80)	$10.81	17.57%	0.77%	0.77% (f)	3.23%	73%	$79,510
(0.18)	$9.95	17.71%	0.83% (h)	0.83% (h)	3.64% (h)	62%	$12,222

(0.40)	$9.98	11.99% (d)	0.68% (e)	0.68% (e)	3.75%	65%	$238,847
(0.54)	$9.29	2.44%	0.67% (e)	0.67% (e)	3.89%	85%	$237,565
(1.67)	$9.64	6.29%	0.65%	0.65%	3.41%	78%	$256,079
(0.82)	$10.72	17.65%	0.65%	0.65%	3.19%	73%	$310,352
(0.34)	$9.88	25.68%	0.66%	0.66%	3.52%	62%	$191,577

(0.37)	$9.94	11.69% (d)	0.99% (e)	0.99% (e),(f)	3.41%	65%	$61
(0.51)	$9.25	2.08%	1.01% (e)	1.01% (e),(f)	3.51%	85%	$76
(1.63)	$9.60	5.82%	1.00%	1.00% (f)	2.99%	78%	$113
(0.78)	$10.69	17.28%	1.01%	1.01% (f)	2.32%	73%	$201
(0.31)	$9.85	25.19%	1.05%	1.05% (f)	3.27%	62%	$128,328

(0.41)	$10.10	12.01% (d)	0.63% (e)	0.63% (e)	3.82%	65%	$159,887
(0.55)	$9.40	2.56%	0.62% (e)	0.62% (e)	3.97%	85%	$65,791
(1.67)	$9.74	6.17%	0.60%	0.60%	3.54%	78%	$60,275
(0.82)	$10.83	17.84%	0.61%	0.61%	3.29%	73%	$38,342
(0.18)	$9.96	17.73%	0.71% (h)	0.71% (h)	4.13% (h)	62%	$4,064

(0.39)	$9.96	11.93% (d)	0.75% (e)	0.75% (e),(f)	3.72%	65%	$1,149,455
(0.53)	$9.27	2.34%	0.76% (e)	0.76% (e),(f)	3.76%	85%	$602,822
(1.66)	$9.62	6.07%	0.75%	0.75% (f)	3.33%	78%	$927,865
(0.80)	$10.71	17.65%	0.76%	0.76% (f)	3.00%	73%	$1,022,666
(0.33)	$9.86	25.42%	0.80%	0.80% (f)	3.58%	62%	$1,069,240
Columbia Dividend Opportunity Fund | Annual Report 2017	23

Notes to Financial Statements
May 31, 2017
Note 1. Organization
Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
24	Columbia Dividend Opportunity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Dividend Opportunity Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
May 31, 2017
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
26	Columbia Dividend Opportunity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Dividend Opportunity Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
May 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	10,874,178
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2017:
Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,695,230	(39,608)

*	Based on the ending monthly outstanding amounts for the year ended May 31, 2017.
Equity-linked notes
The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument, generally valued based on a quotation received from a counterparty, which is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
28	Columbia Dividend Opportunity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Columbia Dividend Opportunity Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
May 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2017 was 0.60% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to March 16, 2017 provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transactions with affiliates
For the year ended May 31, 2017, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $131,737,028, respectively. The sale transactions resulted in a net realized gain of $9,625,982.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per
30	Columbia Dividend Opportunity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I, prior to March 27, 2017 were, and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class and Class I and Class Y shares did not pay transfer agency fees.
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Class B	0.12
Class C	0.12
Class I	0.003 (a),(b)
Class K	0.055
Class R	0.12
Class R4	0.12
Class R5	0.055
Class T	0.12
Class Y	0.006
Class Z	0.12

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $40.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
Columbia Dividend Opportunity Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
May 31, 2017
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,245,000 and $1,092,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2017, if any, are listed below:
Amount ($)
Class A	1,838,700
Class B	815
Class C	19,342
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	October 1, 2016 through September 30, 2017	Prior to October 1, 2016
Class A	1.160%	1.15%
Class B	1.910	1.90
Class C	1.910	1.90
Class K	1.110	1.09
Class R	1.410	1.40
Class R4	0.910	0.90
Class R5	0.860	0.84
Class T	1.160	1.15
Class Y	0.810	0.79
Class Z	0.910	0.90
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
32	Columbia Dividend Opportunity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
At May 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
11,098,755	(10,472,295)	(626,460)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
May 31, 2017			May 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
168,475,804	—	168,475,804	176,732,794	95,555,891	272,288,685
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
24,491,492	193,495,536	—	630,058,179
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,399,971,930	745,275,133	(115,216,954)	630,058,179
The following capital loss carryforwards, determined at May 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	—	71,092,139	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Dividend Opportunity Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
May 31, 2017
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,731,543,269 and $3,343,699,917, respectively, for the year ended May 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Payments by affiliates
During the year ended May 31, 2017, the Investment Manager reimbursed the Fund $471,525 for a loss on a trading error.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
For the year ended May 31, 2017, the average daily loan balance outstanding on days when borrowing existed was $121,000,000 at a weighted average interest rate of 1.99%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at May 31, 2017.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At May 31, 2017, affiliated shareholders of record owned 54.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
34	Columbia Dividend Opportunity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Dividend Opportunity Fund | Annual Report 2017	35

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Dividend Opportunity Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Opportunity Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
36	Columbia Dividend Opportunity Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	78.09%	$203,170,313
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Dividend Opportunity Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
38	Columbia Dividend Opportunity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Dividend Opportunity Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
40	Columbia Dividend Opportunity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Dividend Opportunity Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
42	Columbia Dividend Opportunity Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Dividend Opportunity Fund | Annual Report 2017	43

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Dividend Opportunity Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN140_05_G01_(07/17)

Annual Report
May 31, 2017
Columbia High Yield Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia High Yield Bond Fund   |  Annual Report 2017

Columbia High Yield Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia High Yield Bond Fund (the Fund) seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Jennifer Ponce de Leon
Co-manager
Managed Fund since 2010
Brian Lavin, CFA
Co-manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended May 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/08/83	10.08	6.69	6.54
	Including sales charges		4.91	5.65	6.02
Class B	Excluding sales charges	03/20/95	9.26	5.90	5.74
	Including sales charges		4.26	5.58	5.74
Class C	Excluding sales charges	06/26/00	8.91	5.95	5.76
	Including sales charges		7.91	5.95	5.76
Class K		03/20/95	9.79	6.73	6.70
Class R		12/11/06	9.79	6.42	6.26
Class R4		12/11/06	10.32	6.91	6.66
Class R5		12/11/06	10.08	7.00	6.87
Class T	Excluding sales charges	12/01/06	9.75	6.66	6.49
	Including sales charges		7.09	6.13	6.21
Class Y *		11/08/12	10.13	7.08	6.73
Class Z *		09/27/10	10.36	6.96	6.71
BofAML U.S. Cash Pay High Yield Constrained Index			13.83	7.29	7.36
Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. As of May 31, 2017, the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares and the Fund no longer accepts investments by new or existing investors in Class B shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The BofAML U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia High Yield Bond Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2007 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2017)
Common Stocks	0.0 (a)
Corporate Bonds & Notes	93.3
Foreign Government Obligations	0.4
Limited Partnerships	0.0 (a)
Money Market Funds	4.3
Senior Loans	2.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2017)
BBB rating	1.0
BB rating	39.5
B rating	44.9
CCC rating	14.4
CC rating	0.2
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia High Yield Bond Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period ended May 31, 2017, the Fund’s Class A shares returned 10.08% excluding sales charges. The Fund’s benchmark, the Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Constrained Index, returned 13.83%. While security selection was the cause of most of the Fund’s underperformance during the 12-month period, industry allocation also detracted meaningfully within several sectors. Overweight allocations to energy-exploration and production and telecom-wireless, and an underweight to banking, added to performance.
Favorable market conditions for the high-yield sector
Over the 12-month period, strong high-yield market returns were driven by continued global central bank accommodation, supportive technical factors within the market, as well as favorable returns within commodity-related sectors and lower rated credits. Performance over the period was largely one-directional, as returns in 10 of the last 12 months were positive. The markets took U. S. Federal Reserve rate increases in stride, and 10-year Treasury yields ended the period at 2.20%. U.S. economic data and corporate earnings were mixed relative to expectations in the second and third quarters of 2016, but became more supportive entering the fourth quarter and into 2017. Globally, the percentage of negative-yielding debt peaked just under 25% during the summer of 2016, spurring a global search for yield that created significant demand for the high-yield asset class, and leading to a supportive technical environment. At the same time, an increasing percentage of high-yield new issuance was used for refinancing, leading to a lack of supply within the market.
High-yield spreads initially widened sharply following the unexpected results of the “Brexit” referendum, which also led to volatility across asset classes and a general flight to safety by investors for a brief period. However, the high-yield market quickly moved past the political uncertainty, and credit spreads were back to pre-Brexit levels within two weeks. With the unexpected presidential victory of Donald Trump in November, high-yield bond returns briefly turned negative for the first time since January 2016, driven primarily by a sharp increase in Treasury yields. However, the market ultimately responded favorably to analyst expectations for near-term pro-growth policies from the administration, including personal and corporate tax reductions and an increased infrastructure spending plan.
All high-yield sectors saw positive returns over the past 12 months. Energy, telecommunications, transportation and basic industry outperformed, with returns of 20.48%, 18.34%, 18.01% and 17.14%, respectively. Underperforming sectors included retail, health care, banking and utilities, with returns of 6.33%, 8.46%, 8.80% and 9.58%, respectively. High-yield defaults decreased over the period as distress within the energy and metals and mining sectors subsided.
Industry allocation and security selection
While security selection caused most of the Fund’s underperformance during the 12-month period, industry allocation also detracted meaningfully within several sectors. Underweight allocations to oil field services, metals/mining ex-steel and telecom-satellite detracted from relative return. Overweight allocations to more defensive sectors such as cable and satellite TV and packaging also detracted. Conversely, overweight allocations to energy-exploration and production and telecom-wireless, and an underweight allocation to banking, added to performance. Security selection was weakest in energy-exploration and production, which was the largest detractor by far given the higher quality positioning of the Fund within this sector. Selection within telecom-wireless, metals/mining ex-steel and oil field equipment and services also detracted. Security selection in pharmaceuticals and packaging added to performance.
In terms of bond ratings, the Fund’s modest underweight to CCC-rated credits weighed on returns given outperformance by lower rated credits during the period. Defensive selection within the CCC category represented a significant detractor. The combined allocation and selection detraction from CCC-rated credits accounted for the majority of the Fund’s underperformance over the period.
At period’s end
Despite reasonable fundamentals for the majority of the high-yield asset class, limited refinancing risk, manageable overall levels of leverage and a respectable earnings outlook, we believed at the end of the reporting period that high-yield valuations were full and that the market offered little additional compensation for risk. Given the myriad of potential changes to the health care sector, corporate tax reform and trade policy, and the implications for issuers in the high yield market, we remained focused on these uncertainties and believe we are prepared to act as more details become known. We continued
4	Columbia High Yield Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
to be cautious and to not stretch for yield in the higher risk portion of the market given current valuations and the existing opportunity set. We will continue to maintain our disciplined credit selection based on strong fundamental analysis and rigorous risk management in order to take advantage of opportunities in the marketplace.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia High Yield Bond Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 — May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,055.50	1,019.75	5.33	5.24	1.04
Class B	1,000.00	1,000.00	1,051.60	1,016.01	9.16	9.00	1.79
Class C	1,000.00	1,000.00	1,051.80	1,016.01	9.16	9.00	1.79
Class K	1,000.00	1,000.00	1,055.90	1,020.14	4.92	4.84	0.96
Class R	1,000.00	1,000.00	1,054.10	1,018.50	6.61	6.49	1.29
Class R4	1,000.00	1,000.00	1,056.60	1,020.99	4.05	3.98	0.79
Class R5	1,000.00	1,000.00	1,057.30	1,021.39	3.64	3.58	0.71
Class T (formerly Class W)	1,000.00	1,000.00	1,055.80	1,019.75	5.33	5.24	1.04
Class Y	1,000.00	1,000.00	1,057.60	1,021.69	3.33	3.28	0.65
Class Z	1,000.00	1,000.00	1,060.50	1,020.99	4.06	3.98	0.79
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
6	Columbia High Yield Bond Fund | Annual Report 2017

Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks —%
Issuer	Shares	Value ($)
Financials —%
Diversified Financial Services —%
Fairlane Management Corp.(a),(b),(c)	50,004	0
Total Financials		0
Total Common Stocks (Cost $—)		0

Corporate Bonds & Notes 93.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.6%
Bombardier, Inc.(d)
12/01/2021	8.750%	4,392,000	4,888,784
TransDigm, Inc.
07/15/2024	6.500%	3,538,000	3,678,975
05/15/2025	6.500%	3,866,000	3,991,935
06/15/2026	6.375%	14,337,000	14,579,840
TransDigm, Inc.(d)
05/15/2025	6.500%	4,603,000	4,746,954
Total			31,886,488
Automotive 1.1%
Gates Global LLC/Co.(d)
07/15/2022	6.000%	9,862,000	10,059,960
IHO Verwaltungs GmbH PIK(d)
09/15/2023	4.500%	5,052,000	5,158,870
09/15/2026	4.750%	2,599,000	2,627,758
ZF North America Capital, Inc.(d)
04/29/2022	4.500%	3,321,000	3,496,601
04/29/2025	4.750%	1,062,000	1,112,640
Total			22,455,829
Banking 0.6%
Ally Financial, Inc.
02/13/2022	4.125%	950,000	973,059
05/19/2022	4.625%	10,106,000	10,352,910
09/30/2024	5.125%	651,000	675,408
Total			12,001,377
Brokerage/Asset Managers/Exchanges 0.1%
NPF Corp.(d)
07/15/2021	9.000%	1,429,000	1,500,783
Building Materials 1.3%
Allegion PLC
09/15/2023	5.875%	4,557,000	4,923,547
American Builders & Contractors Supply Co., Inc.(d)
04/15/2021	5.625%	2,685,000	2,764,992
12/15/2023	5.750%	5,745,000	6,099,248
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	3,751,000	4,061,264
Gibraltar Industries, Inc.
02/01/2021	6.250%	1,557,000	1,605,910
HD Supply, Inc.(d)
04/15/2024	5.750%	2,579,000	2,749,451
NCI Building Systems, Inc.(d)
01/15/2023	8.250%	1,950,000	2,114,046
US Concrete, Inc.(d)
06/01/2024	6.375%	2,929,000	3,061,197
Total			27,379,655
Cable and Satellite 9.5%
Altice US Finance I Corp.(d)
07/15/2023	5.375%	3,297,000	3,456,374
05/15/2026	5.500%	8,861,000	9,270,334
CCO Holdings LLC/Capital Corp.
09/30/2022	5.250%	267,000	276,249
CCO Holdings LLC/Capital Corp.(d)
05/01/2023	5.125%	618,000	649,706
04/01/2024	5.875%	8,833,000	9,482,022
05/01/2025	5.375%	8,876,000	9,392,663
02/15/2026	5.750%	3,324,000	3,553,905
05/01/2026	5.500%	3,194,000	3,377,530
05/01/2027	5.875%	1,954,000	2,080,778
Cequel Communications Holdings I LLC/Capital Corp.(d)
09/15/2020	6.375%	3,196,000	3,275,983
12/15/2021	5.125%	3,721,000	3,812,079
12/15/2021	5.125%	2,020,000	2,067,258
07/15/2025	7.750%	4,726,000	5,270,260
CSC Holdings LLC
02/15/2019	8.625%	1,688,000	1,851,540
CSC Holdings LLC(d)
01/15/2023	10.125%	2,507,000	2,916,115
10/15/2025	6.625%	8,693,000	9,561,865
10/15/2025	10.875%	15,934,000	19,386,484
04/15/2027	5.500%	1,856,000	1,943,562
DISH DBS Corp.
06/01/2021	6.750%	2,576,000	2,851,225
07/15/2022	5.875%	3,458,000	3,689,071
11/15/2024	5.875%	6,100,000	6,500,953
07/01/2026	7.750%	12,695,000	14,900,756
Radiate HoldCo LLC/Finance, Inc.(d)
02/15/2025	6.625%	2,221,000	2,272,805
Sirius XM Radio, Inc.(d)
05/15/2023	4.625%	1,825,000	1,854,242
04/15/2025	5.375%	4,890,000	5,026,015
07/15/2026	5.375%	1,303,000	1,334,354
Unitymedia GmbH(d)
01/15/2025	6.125%	5,625,000	6,001,886

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
May 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Unitymedia Hessen GmbH & Co. KG NRW(d)
01/15/2025	5.000%	8,729,000	9,053,937
Videotron Ltd.
07/15/2022	5.000%	3,578,000	3,816,903
Videotron Ltd./Ltee(d)
04/15/2027	5.125%	4,995,000	5,151,518
Virgin Media Finance PLC(d)
10/15/2024	6.000%	1,618,000	1,701,575
01/15/2025	5.750%	10,643,000	10,872,878
Virgin Media Secured Finance PLC(d)
01/15/2026	5.250%	6,495,000	6,607,617
08/15/2026	5.500%	4,077,000	4,195,612
Ziggo Bond Finance BV(d)
01/15/2027	6.000%	4,224,000	4,253,720
Ziggo Secured Finance BV(d)
01/15/2027	5.500%	10,835,000	10,966,407
Total			192,676,181
Chemicals 3.0%
Angus Chemical Co.(d)
02/15/2023	8.750%	4,470,000	4,632,976
Atotech USA, Inc.(d)
02/01/2025	6.250%	5,681,000	5,796,415
Axalta Coating Systems LLC(d)
08/15/2024	4.875%	3,649,000	3,743,779
Chemours Co. (The)
05/15/2023	6.625%	5,213,000	5,584,233
05/15/2025	7.000%	5,481,000	6,054,373
05/15/2027	5.375%	1,441,000	1,502,152
Eco Services Operations LLC/Finance Corp.(d)
11/01/2022	8.500%	4,348,000	4,579,188
INEOS Group Holdings SA(d)
08/01/2024	5.625%	7,048,000	7,251,751
Koppers, Inc.(d)
02/15/2025	6.000%	1,606,000	1,685,712
Platform Specialty Products Corp.(d)
05/01/2021	10.375%	4,762,000	5,278,863
02/01/2022	6.500%	2,322,000	2,393,227
PQ Corp.(d)
11/15/2022	6.750%	7,780,000	8,457,132
SPCM SA(d)
09/15/2025	4.875%	3,211,000	3,289,381
Total			60,249,182
Construction Machinery 1.1%
Ritchie Bros. Auctioneers, Inc.(d)
01/15/2025	5.375%	2,923,000	3,030,262
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Rentals North America, Inc.
06/15/2023	6.125%	3,581,000	3,756,211
09/15/2026	5.875%	9,156,000	9,717,400
05/15/2027	5.500%	5,399,000	5,545,605
Total			22,049,478
Consumer Cyclical Services 2.3%
APX Group, Inc.
12/01/2019	6.375%	1,522,000	1,568,938
12/01/2020	8.750%	9,896,000	10,258,184
12/01/2022	7.875%	10,617,000	11,609,923
Carlson Travel, Inc.(d)
12/15/2023	6.750%	2,031,000	2,088,116
IHS Markit Ltd.(d)
11/01/2022	5.000%	5,579,000	5,939,766
02/15/2025	4.750%	4,113,000	4,310,831
Interval Acquisition Corp.
04/15/2023	5.625%	6,798,000	7,061,810
KAR Auction Services, Inc.(d)
06/01/2025	5.125%	3,405,000	3,468,534
Total			46,306,102
Consumer Products 1.7%
American Greetings Corp.(d)
02/15/2025	7.875%	671,000	714,740
NBTY, Inc.(d)
05/15/2021	7.625%	1,675,000	1,751,268
Prestige Brands, Inc.(d)
03/01/2024	6.375%	4,694,000	4,973,908
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	6,237,000	6,696,629
12/15/2026	5.250%	1,599,000	1,655,026
Spectrum Brands, Inc.
07/15/2025	5.750%	6,458,000	6,879,695
Springs Industries, Inc.
06/01/2021	6.250%	6,532,000	6,751,011
Tempur Sealy International, Inc.
10/15/2023	5.625%	2,887,000	2,979,306
06/15/2026	5.500%	1,992,000	1,997,855
Valvoline, Inc.(d)
07/15/2024	5.500%	686,000	722,488
Total			35,121,926
Diversified Manufacturing 0.7%
Entegris, Inc.(d)
04/01/2022	6.000%	5,733,000	5,969,630
SPX FLOW, Inc.(d)
08/15/2024	5.625%	1,294,000	1,329,584
08/15/2026	5.875%	1,983,000	2,038,113

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Welbilt, Inc.
02/15/2024	9.500%	1,206,000	1,403,193
Zekelman Industries, Inc.(d)
06/15/2023	9.875%	2,565,000	2,899,419
Total			13,639,939
Electric 2.7%
AES Corp. (The)
05/15/2026	6.000%	4,759,000	5,097,508
Calpine Corp.
01/15/2023	5.375%	9,900,000	9,697,040
02/01/2024	5.500%	3,320,000	3,203,418
Dynegy, Inc.
11/01/2024	7.625%	4,350,000	4,217,460
NRG Energy, Inc.
05/01/2024	6.250%	3,784,000	3,795,462
05/15/2026	7.250%	1,005,000	1,028,307
01/15/2027	6.625%	5,409,000	5,310,448
NRG Yield Operating LLC
08/15/2024	5.375%	11,163,000	11,541,928
NRG Yield Operating LLC(d)
09/15/2026	5.000%	2,836,000	2,816,219
Pattern Energy Group, Inc.(d)
02/01/2024	5.875%	8,828,000	9,198,449
Total			55,906,239
Finance Companies 3.7%
Aircastle Ltd.
02/15/2022	5.500%	6,107,000	6,618,174
04/01/2023	5.000%	767,000	818,451
iStar, Inc.
04/01/2022	6.000%	5,934,000	6,042,883
Navient Corp.
03/25/2020	8.000%	681,000	754,274
07/26/2021	6.625%	3,372,000	3,581,347
01/25/2022	7.250%	2,868,000	3,077,453
06/15/2022	6.500%	3,348,000	3,477,561
01/25/2023	5.500%	2,877,000	2,835,019
10/25/2024	5.875%	3,168,000	3,085,683
OneMain Financial Holdings LLC(d)
12/15/2019	6.750%	3,018,000	3,163,905
12/15/2021	7.250%	6,241,000	6,567,566
Park Aerospace Holdings Ltd.(d)
08/15/2022	5.250%	2,135,000	2,246,409
02/15/2024	5.500%	2,135,000	2,250,851
Provident Funding Associates LP/Finance Corp.(d)
06/15/2021	6.750%	15,021,000	15,585,204
Provident Funding Associates LP/Finance Corp.(d),(e)
06/15/2025	6.375%	3,246,000	3,304,779
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quicken Loans, Inc.(d)
05/01/2025	5.750%	7,107,000	7,138,861
Springleaf Finance Corp.
05/15/2022	6.125%	4,824,000	4,963,433
Total			75,511,853
Food and Beverage 2.1%
B&G Foods, Inc.
04/01/2025	5.250%	5,921,000	6,148,651
Chobani LLC/Finance Corp., Inc.(d)
04/15/2025	7.500%	5,842,000	6,137,815
FAGE International SA/USA Dairy Industry, Inc.(d)
08/15/2026	5.625%	4,324,000	4,423,880
Lamb Weston Holdings, Inc.(d)
11/01/2024	4.625%	2,055,000	2,104,141
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	2,863,000	3,060,118
Post Holdings, Inc.(d)
12/15/2022	6.000%	2,783,000	2,964,997
03/01/2025	5.500%	2,369,000	2,476,031
08/15/2026	5.000%	5,309,000	5,340,031
03/01/2027	5.750%	9,214,000	9,664,178
Total			42,319,842
Gaming 5.2%
Boyd Gaming Corp.
05/15/2023	6.875%	5,088,000	5,507,506
04/01/2026	6.375%	1,773,000	1,934,554
Eldorado Resorts, Inc.(d)
04/01/2025	6.000%	2,161,000	2,271,252
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	2,995,000	3,251,027
International Game Technology PLC(d)
02/15/2022	6.250%	5,709,000	6,174,763
02/15/2025	6.500%	7,349,000	8,032,325
Jack Ohio Finance LLC/1 Corp.(d)
11/15/2021	6.750%	6,309,000	6,535,550
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	2,126,000	2,301,252
09/01/2026	4.500%	2,156,000	2,160,974
MGM Resorts International
10/01/2020	6.750%	3,344,000	3,728,560
12/15/2021	6.625%	6,129,000	6,868,004
03/15/2023	6.000%	4,095,000	4,494,864
09/01/2026	4.625%	4,763,000	4,771,011
Penn National Gaming, Inc.(d)
01/15/2027	5.625%	1,419,000	1,436,549
Rivers Pittsburgh Borrower LP/Finance Corp.(d)
08/15/2021	6.125%	1,283,000	1,296,506

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
May 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scientific Games International, Inc.(d)
01/01/2022	7.000%	13,815,000	14,745,786
Scientific Games International, Inc.
12/01/2022	10.000%	9,540,000	10,388,068
Seminole Tribe of Florida, Inc.(d)
10/01/2020	6.535%	3,400,000	3,451,000
10/01/2020	7.804%	1,735,000	1,788,785
SugarHouse HSP Gaming LP/Finance Corp.(d)
06/01/2021	6.375%	5,517,000	5,604,941
Tunica-Biloxi Gaming Authority(d),(f)
11/15/2016	0.000%	8,862,000	3,101,700
Wynn Las Vegas LLC/Capital Corp.(d)
03/01/2025	5.500%	1,850,000	1,955,713
05/15/2027	5.250%	3,109,000	3,194,423
Total			104,995,113
Health Care 6.9%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	1,334,000	1,357,494
02/15/2023	5.625%	1,718,000	1,785,152
03/01/2024	6.500%	4,887,000	5,214,717
Amsurg Corp.
07/15/2022	5.625%	3,850,000	4,016,513
Change Healthcare Holdings LLC/Finance, Inc.(d)
03/01/2025	5.750%	5,829,000	5,990,527
CHS/Community Health Systems, Inc.
02/01/2022	6.875%	6,703,000	5,957,291
03/31/2023	6.250%	11,598,000	12,016,815
Envision Healthcare Corp.(d)
12/01/2024	6.250%	1,641,000	1,752,824
Fresenius Medical Care US Finance II, Inc.(d)
10/15/2024	4.750%	2,883,000	3,031,815
HCA, Inc.
02/15/2022	7.500%	7,598,000	8,754,856
02/01/2025	5.375%	9,938,000	10,459,109
04/15/2025	5.250%	6,176,000	6,742,395
06/15/2026	5.250%	6,707,000	7,264,191
02/15/2027	4.500%	5,819,000	5,988,577
Hill-Rom Holdings, Inc.(d)
02/15/2025	5.000%	5,039,000	5,155,673
MEDNAX, Inc.(d)
12/01/2023	5.250%	4,223,000	4,286,163
MPH Acquisition Holdings LLC(d)
06/01/2024	7.125%	8,657,000	9,263,397
Quintiles IMS, Inc.(d)
05/15/2023	4.875%	4,158,000	4,269,039
10/15/2026	5.000%	6,518,000	6,730,044
Sterigenics-Nordion Holdings LLC(d)
05/15/2023	6.500%	4,921,000	5,075,746
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Team Health Holdings, Inc.(d)
02/01/2025	6.375%	4,025,000	3,907,414
Tenet Healthcare Corp.
04/01/2021	4.500%	11,975,000	12,271,202
04/01/2022	8.125%	3,997,000	4,214,912
06/15/2023	6.750%	1,881,000	1,870,619
Tenet Healthcare Corp.(d)
01/01/2022	7.500%	2,461,000	2,675,922
Total			140,052,407
Healthcare Insurance 1.1%
Centene Corp.
05/15/2022	4.750%	2,365,000	2,473,622
02/15/2024	6.125%	2,588,000	2,812,085
01/15/2025	4.750%	7,106,000	7,309,423
Molina Healthcare, Inc.
11/15/2022	5.375%	1,123,000	1,192,572
Molina Healthcare, Inc.(d),(e)
06/15/2025	4.875%	2,076,000	2,091,184
WellCare Health Plans, Inc.
04/01/2025	5.250%	6,941,000	7,308,262
Total			23,187,148
Home Construction 1.2%
CalAtlantic Group, Inc.
11/15/2024	5.875%	5,630,000	6,072,749
06/01/2026	5.250%	870,000	899,176
Lennar Corp.
04/30/2024	4.500%	5,452,000	5,518,231
Meritage Homes Corp.
04/01/2022	7.000%	3,328,000	3,782,951
06/01/2025	6.000%	1,948,000	2,074,885
Meritage Homes Corp.(d),(e)
06/06/2027	5.125%	1,101,000	1,099,619
Taylor Morrison Communities, Inc./Holdings II(d)
04/15/2023	5.875%	2,300,000	2,458,316
03/01/2024	5.625%	2,745,000	2,868,660
Total			24,774,587
Independent Energy 6.8%
Callon Petroleum Co.(d)
10/01/2024	6.125%	2,482,000	2,584,253
10/01/2024	6.125%	1,610,000	1,672,125
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	6,912,000	6,741,827
Continental Resources, Inc.
04/15/2023	4.500%	2,564,000	2,520,315
06/01/2024	3.800%	3,837,000	3,595,407

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CrownRock LP/Finance, Inc.(d)
04/15/2021	7.125%	822,000	848,083
02/15/2023	7.750%	8,690,000	9,271,839
Diamondback Energy, Inc.(d)
11/01/2024	4.750%	1,501,000	1,507,682
05/31/2025	5.375%	8,048,000	8,318,083
Extraction Oil & Gas, Inc./Finance Corp.(d)
07/15/2021	7.875%	10,112,000	10,540,921
Halcon Resources Corp.(d)
02/15/2025	6.750%	2,079,000	1,947,426
Laredo Petroleum, Inc.
01/15/2022	5.625%	1,916,000	1,897,330
05/01/2022	7.375%	3,662,000	3,772,212
03/15/2023	6.250%	11,925,000	11,911,692
Parsley Energy LLC/Finance Corp.(d)
06/01/2024	6.250%	3,073,000	3,255,438
01/15/2025	5.375%	6,852,000	6,964,153
08/15/2025	5.250%	6,493,000	6,602,459
PDC Energy, Inc.(d)
09/15/2024	6.125%	6,621,000	6,783,473
Range Resources Corp.(d)
03/15/2023	5.000%	3,270,000	3,196,363
RSP Permian, Inc.(d)
01/15/2025	5.250%	9,507,000	9,674,675
SM Energy Co.
06/01/2025	5.625%	1,555,000	1,463,631
09/15/2026	6.750%	11,372,000	11,146,903
Whiting Petroleum Corp.
03/15/2021	5.750%	2,124,000	2,094,918
04/01/2023	6.250%	3,882,000	3,887,423
WPX Energy, Inc.
01/15/2022	6.000%	16,631,000	16,954,939
Total			139,153,570
Leisure 0.9%
AMC Entertainment Holdings, Inc.(d)
05/15/2027	6.125%	1,979,000	2,044,155
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(d)
04/15/2027	5.375%	6,144,000	6,449,295
Live Nation Entertainment, Inc.(d)
11/01/2024	4.875%	3,002,000	3,046,577
LTF Merger Sub, Inc.(d)
06/15/2023	8.500%	4,934,000	5,277,831
Silversea Cruise Finance Ltd.(d)
02/01/2025	7.250%	1,849,000	1,974,408
Total			18,792,266
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lodging 0.6%
Hilton Domestic Operating Co., Inc.(d)
09/01/2024	4.250%	2,839,000	2,864,940
Hilton Grand Vacations Borrower LLC/Inc.(d)
12/01/2024	6.125%	429,000	459,086
Playa Resorts Holding BV(d)
08/15/2020	8.000%	7,667,000	8,051,309
Total			11,375,335
Media and Entertainment 3.8%
AMC Networks, Inc.
04/01/2024	5.000%	2,987,000	3,035,374
iHeartCommunications, Inc.
03/01/2021	9.000%	6,550,000	4,834,837
Match Group, Inc.
06/01/2024	6.375%	5,138,000	5,583,567
MDC Partners, Inc.(d)
05/01/2024	6.500%	11,600,000	11,716,128
Netflix, Inc.
02/15/2022	5.500%	1,351,000	1,466,297
02/15/2025	5.875%	12,075,000	13,247,917
Netflix, Inc.(d)
11/15/2026	4.375%	13,190,000	13,223,358
Nielsen Luxembourg SARL(d)
02/01/2025	5.000%	6,219,000	6,341,029
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	9,717,000	10,211,440
Univision Communications, Inc.(d)
02/15/2025	5.125%	7,329,000	7,238,421
Total			76,898,368
Metals and Mining 3.8%
Alcoa Nederland Holding BV(d)
09/30/2024	6.750%	2,114,000	2,283,877
09/30/2026	7.000%	1,675,000	1,834,056
Constellium NV(d)
05/15/2024	5.750%	9,646,000	9,030,402
03/01/2025	6.625%	3,870,000	3,734,291
First Quantum Minerals Ltd.(d)
04/01/2025	7.500%	2,987,000	3,006,209
Freeport-McMoRan, Inc.
03/01/2022	3.550%	1,917,000	1,800,159
03/15/2023	3.875%	3,807,000	3,540,891
11/14/2024	4.550%	12,308,000	11,593,779
Grinding Media, Inc./MC Canada, Inc.(d)
12/15/2023	7.375%	3,139,000	3,395,899

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
May 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HudBay Minerals, Inc.(d)
01/15/2023	7.250%	1,319,000	1,388,102
01/15/2025	7.625%	5,151,000	5,543,156
Novelis Corp.(d)
08/15/2024	6.250%	3,844,000	4,053,252
09/30/2026	5.875%	9,483,000	9,812,657
Teck Resources Ltd.
07/15/2041	6.250%	15,880,000	16,635,285
Total			77,652,015
Midstream 4.6%
Cheniere Corpus Christi Holdings LLC(d)
06/30/2027	5.125%	4,656,000	4,705,414
Delek Logistics Partners LP(d)
05/15/2025	6.750%	4,005,000	4,060,710
Energy Transfer Equity LP
06/01/2027	5.500%	18,799,000	19,899,287
Holly Energy Partners LP/Finance Corp.(d)
08/01/2024	6.000%	1,900,000	1,999,161
NuStar Logistics LP
04/28/2027	5.625%	4,291,000	4,478,268
Tallgrass Energy Partners LP/Finance Corp.(d)
09/15/2024	5.500%	1,809,000	1,844,570
Targa Resources Partners LP/Finance Corp.
05/01/2023	5.250%	256,000	263,883
11/15/2023	4.250%	3,192,000	3,158,120
03/15/2024	6.750%	6,929,000	7,529,765
Targa Resources Partners LP/Finance Corp.(d)
02/01/2027	5.375%	8,635,000	8,996,504
Tesoro Logistics LP/Finance Corp.
10/15/2019	5.500%	1,319,000	1,396,594
10/15/2022	6.250%	6,548,000	7,010,374
05/01/2024	6.375%	2,648,000	2,887,419
01/15/2025	5.250%	4,835,000	5,121,411
Williams Companies, Inc. (The)
01/15/2023	3.700%	6,746,000	6,633,625
06/24/2024	4.550%	13,588,000	14,005,546
Total			93,990,651
Oil Field Services 1.0%
Nabors Industries, Inc.(d)
01/15/2023	5.500%	953,000	947,130
Precision Drilling Corp.(d)
12/15/2023	7.750%	511,000	532,304
SESI LLC
12/15/2021	7.125%	975,000	971,636
Trinidad Drilling Ltd.(d)
02/15/2025	6.625%	1,393,000	1,388,406
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Weatherford International Ltd.
06/15/2021	7.750%	3,681,000	3,876,770
06/15/2023	8.250%	9,872,000	10,537,531
Weatherford International Ltd.(d)
02/15/2024	9.875%	1,363,000	1,542,508
Total			19,796,285
Other Industry 0.1%
Booz Allen Hamilton, Inc.(d)
05/01/2025	5.125%	2,944,000	3,010,473
Other REIT 0.3%
CyrusOne LP/Finance Corp.(d)
03/15/2024	5.000%	1,854,000	1,896,892
03/15/2027	5.375%	4,004,000	4,112,164
Total			6,009,056
Packaging 3.6%
ARD Finance SA PIK
09/15/2023	7.125%	2,992,000	3,119,758
Ardagh Packaging Finance PLC/Holdings USA, Inc.(d)
05/15/2024	7.250%	8,624,000	9,404,739
02/15/2025	6.000%	10,823,000	11,266,624
Berry Plastics Corp.
10/15/2022	6.000%	5,392,000	5,743,553
07/15/2023	5.125%	7,100,000	7,433,082
Novolex (d)
01/15/2025	6.875%	1,763,000	1,845,969
Owens-Brockway Glass Container, Inc.(d)
08/15/2023	5.875%	2,702,000	2,944,883
01/15/2025	5.375%	455,000	483,437
08/15/2025	6.375%	5,801,000	6,410,105
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	6,835,000	7,019,928
Reynolds Group Issuer, Inc./LLC(d)
07/15/2024	7.000%	14,810,000	15,924,734
Signode Industrial Group Luxembourg SA/US, Inc.(d)
05/01/2022	6.375%	2,250,000	2,344,606
Total			73,941,418
Pharmaceuticals 2.6%
Eagle Holding Co., II LLC PIK(d)
05/15/2022	7.625%	1,080,000	1,115,847
Endo Dac/Finance LLC/Finco, Inc.(d)
07/15/2023	6.000%	1,538,000	1,416,440
Endo Dac/Finance LLC/Finco, Inc.(d),(g)
02/01/2025	6.000%	3,085,000	2,774,874
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(d)
08/01/2023	6.375%	7,606,000	8,044,706

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mallinckrodt International Finance SA/CB LLC(d)
10/15/2023	5.625%	1,555,000	1,491,503
04/15/2025	5.500%	1,756,000	1,601,786
Valeant Pharmaceuticals International, Inc.(d)
10/15/2020	6.375%	8,096,000	7,628,464
07/15/2021	7.500%	1,449,000	1,343,081
12/01/2021	5.625%	3,362,000	2,886,022
03/15/2022	6.500%	1,794,000	1,884,154
05/15/2023	5.875%	11,003,000	8,967,742
03/15/2024	7.000%	7,099,000	7,506,128
04/15/2025	6.125%	8,068,000	6,492,441
Total			53,153,188
Property & Casualty 0.9%
Alliant Holdings Intermediate LP(d)
08/01/2023	8.250%	383,000	407,480
Hub Holdings LLC/Finance, Inc.(d)
PIK
07/15/2019	8.125%	1,245,000	1,246,983
HUB International Ltd.(d)
10/01/2021	7.875%	16,548,000	17,279,554
Total			18,934,017
Restaurants 0.3%
Restaurant Brands(d)
05/15/2024	4.250%	5,657,000	5,658,245
Retailers 1.3%
Asbury Automotive Group, Inc.
12/15/2024	6.000%	4,449,000	4,565,390
Dollar Tree, Inc.
03/01/2023	5.750%	5,434,000	5,765,355
L Brands, Inc.
11/01/2035	6.875%	4,040,000	3,929,482
Penske Automotive Group, Inc.
12/01/2024	5.375%	2,719,000	2,735,942
05/15/2026	5.500%	1,788,000	1,780,104
PetSmart, Inc.(d),(e)
06/01/2025	5.875%	2,674,000	2,683,027
Rite Aid Corp.(d)
04/01/2023	6.125%	2,246,000	2,233,737
Rite Aid Corp.
Junior Subordinated
02/15/2027	7.700%	1,993,000	2,133,040
Total			25,826,077
Technology 5.9%
Camelot Finance SA(d)
10/15/2024	7.875%	3,428,000	3,676,290
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CDK Global, Inc.(d)
06/01/2027	4.875%	2,246,000	2,269,511
Equinix, Inc.
04/01/2023	5.375%	4,307,000	4,506,548
01/15/2026	5.875%	6,872,000	7,493,524
05/15/2027	5.375%	9,883,000	10,422,286
First Data Corp.(d)
08/15/2023	5.375%	10,503,000	11,018,550
12/01/2023	7.000%	7,994,000	8,622,017
01/15/2024	5.000%	4,758,000	4,935,830
01/15/2024	5.750%	5,180,000	5,471,411
Gartner, Inc.(d)
04/01/2025	5.125%	7,077,000	7,392,662
Informatica LLC(d)
07/15/2023	7.125%	3,138,000	3,164,139
Microsemi Corp.(d)
04/15/2023	9.125%	2,018,000	2,328,631
MSCI, Inc.(d)
08/15/2025	5.750%	4,888,000	5,297,805
NXP BV/Funding LLC(d)
03/15/2023	5.750%	2,195,000	2,318,660
PTC, Inc.
05/15/2024	6.000%	5,809,000	6,186,161
Qualitytech LP/Finance Corp.
08/01/2022	5.875%	5,765,000	5,992,222
Sensata Technologies BV(d)
11/01/2024	5.625%	728,000	780,556
Solera LLC/Finance, Inc.(d)
03/01/2024	10.500%	6,743,000	7,730,344
Symantec Corp.(d)
04/15/2025	5.000%	7,819,000	8,130,384
Tempo Acquisition LLC/Finance Corp.(d)
06/01/2025	6.750%	2,471,000	2,521,557
VeriSign, Inc.
05/01/2023	4.625%	3,743,000	3,852,715
04/01/2025	5.250%	4,834,000	5,141,703
Total			119,253,506
Transportation Services 1.0%
Avis Budget Car Rental LLC/Finance, Inc.(d)
03/15/2025	5.250%	7,150,000	6,617,761
Hertz Corp. (The)(d),(e)
06/01/2022	7.625%	6,386,000	6,386,000
Hertz Corp. (The)(d)
10/15/2024	5.500%	8,509,000	6,825,009
Total			19,828,770

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
May 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 6.3%
SBA Communications Corp.(d)
09/01/2024	4.875%	19,976,000	20,271,265
SFR Group SA(d)
05/15/2022	6.000%	8,271,000	8,664,410
05/01/2026	7.375%	18,030,000	19,527,932
Sprint Capital Corp.
05/01/2019	6.900%	4,550,000	4,910,042
Sprint Communications, Inc.(d)
03/01/2020	7.000%	2,753,000	3,040,570
Sprint Communications, Inc.
08/15/2020	7.000%	568,000	638,530
Sprint Corp.
09/15/2023	7.875%	3,586,000	4,143,307
06/15/2024	7.125%	5,202,000	5,844,052
02/15/2025	7.625%	22,540,000	25,908,783
T-Mobile USA, Inc.
03/01/2025	6.375%	5,074,000	5,496,177
01/15/2026	6.500%	14,772,000	16,278,242
Wind Acquisition Finance SA(d)
04/30/2020	6.500%	2,948,000	3,049,075
07/15/2020	4.750%	8,653,000	8,767,341
04/23/2021	7.375%	2,130,000	2,216,621
Total			128,756,347
Wirelines 3.3%
CenturyLink, Inc.
04/01/2024	7.500%	12,731,000	13,946,047
04/01/2025	5.625%	2,598,000	2,577,834
Frontier Communications Corp.
04/15/2024	7.625%	4,048,000	3,401,405
01/15/2025	6.875%	9,741,000	7,857,987
09/15/2025	11.000%	8,655,000	8,080,031
Level 3 Financing, Inc.
08/15/2022	5.375%	3,790,000	3,907,740
01/15/2024	5.375%	3,700,000	3,878,736
03/15/2026	5.250%	4,471,000	4,663,034
Telecom Italia SpA(d)
05/30/2024	5.303%	4,859,000	5,193,965
Zayo Group LLC/Capital, Inc.
04/01/2023	6.000%	684,000	725,523
05/15/2025	6.375%	10,427,000	11,218,169
Zayo Group LLC/Capital, Inc.(d)
01/15/2027	5.750%	2,733,000	2,880,074
Total			68,330,545
Total Corporate Bonds & Notes (Cost $1,826,170,995)			1,892,374,261

Foreign Government Obligations(h) 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.4%
NOVA Chemicals Corp.(d),(e)
06/01/2024	4.875%	4,179,000	4,192,160
06/01/2027	5.250%	4,319,000	4,322,792
Total			8,514,952
Total Foreign Government Obligations (Cost $8,498,000)			8,514,952

Limited Partnerships —%
Issuer	Shares	Value ($)
Financials —%
Diversified Financial Services —%
Varde Fund V LP(a),(b)	25,000,000	2,692
Total Financials		2,692
Total Limited Partnerships (Cost $—)		2,692

Senior Loans 2.0%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Products 0.4%
Serta Simmons Holdings, LLC(g),(i)
2nd Lien Term Loan
11/08/2024	9.179%	7,952,159	8,021,740
Diversified Manufacturing 0.4%
Accudyne Industries Borrower SCA/LLC(g),(i)
Term Loan
12/13/2019	4.147%	7,398,000	7,362,194
Independent Energy 0.3%
Chesapeake Energy Corp.(g),(i)
Tranche A Term Loan
08/23/2021	8.686%	5,035,262	5,425,495
Media and Entertainment 0.0%
UFC Holdings LLC(g),(i)
2nd Lien Term Loan
08/18/2024	8.510%	440,000	447,700
Technology 0.9%
Ancestry.com Operations, Inc.(g),(i)
2nd Lien Term Loan
10/19/2024	9.260%	1,891,427	1,937,143
Greeneden US Holdings I LLC(g),(i)
Tranche B1 Term Loan
12/01/2023	5.158%	1,763,698	1,775,161

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Hyland Software, Inc.(g),(i),(j)
Tranche 3 Term Loan
07/01/2022	0.000%	1,007,585	1,014,719
Information Resources, Inc.(g),(i)
2nd Lien Term Loan
01/20/2025	9.260%	7,439,000	7,411,104
Kronos, Inc.(g),(i)
2nd Lien Term Loan
11/01/2024	9.420%	2,694,000	2,798,392
Misys Ltd.(e),(g),(i)
2nd Lien Term Loan
04/28/2025	0.000%	956,977	975,399
Term Loan
04/26/2024	0.000%	2,556,185	2,561,093
Total			18,473,011
Total Senior Loans (Cost $38,531,144)			39,730,140
Money Market Funds 4.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.916%(k),(l)	86,522,757	86,522,757
Total Money Market Funds (Cost $86,522,757)		86,522,757
Total Investments (Cost: $1,959,722,896)		2,027,144,802
Other Assets & Liabilities, Net		7,831,696
Net Assets		2,034,976,498

At May 31, 2017, securities and/or cash totaling $782,600 were pledged as collateral.
Investments in derivatives
Futures contracts outstanding at May 31, 2017
Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(577)	USD	(72,873,297)	09/2017	—	(274,614)
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2017, the value of these securities amounted to $2,692, which represents less than 0.01% of net assets.
(b)	Non-income producing investment.
(c)	Negligible market value.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2017, the value of these securities amounted to $1,033,017,083 or 50.76% of net assets.
(e)	Represents a security purchased on a when-issued basis.
(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2017, the value of these securities amounted to $3,101,700 which represents 0.15% of net assets.
(g)	Variable rate security.
(h)	Principal and interest may not be guaranteed by the government.
(i)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of May 31, 2017. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(j)	Represents a security purchased on a forward commitment basis.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
May 31, 2017
Notes to Portfolio of Investments  (continued)
(k)	The rate shown is the seven-day current annualized yield at May 31, 2017.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.916%	82,259,523	847,331,103	(843,067,869)	86,522,757	374	500,080	86,522,757
Abbreviation Legend
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Financials	—	—	0*	—	0*
Corporate Bonds & Notes	—	1,892,374,261	—	—	1,892,374,261
Foreign Government Obligations	—	8,514,952	—	—	8,514,952
Limited Partnerships
Financials	—	—	2,692	—	2,692
Senior Loans	—	39,730,140	—	—	39,730,140
Money Market Funds	—	—	—	86,522,757	86,522,757
Total Investments	—	1,940,619,353	2,692	86,522,757	2,027,144,802
Derivatives
Liability
Futures Contracts	(274,614)	—	—	—	(274,614)
Total	(274,614)	1,940,619,353	2,692	86,522,757	2,026,870,188

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances
Limited partnership securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the limited partnership’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the limited partnership’s capital balance.
Common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions related to the potential actions of the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2017	17

Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$1,873,200,139
Affiliated issuers, at cost	86,522,757
Total investments, at cost	1,959,722,896
Investments, at value
Unaffiliated issuers, at value	1,940,622,045
Affiliated issuers, at value	86,522,757
Total investments, at value	2,027,144,802
Cash	1,202
Margin deposits	782,600
Receivable for:
Investments sold	5,804,561
Investments sold on a delayed delivery basis	6,812,089
Capital shares sold	9,117,154
Dividends	59,468
Interest	30,278,944
Foreign tax reclaims	94,473
Prepaid expenses	995
Trustees’ deferred compensation plan	56,769
Other assets	19,745
Total assets	2,080,172,802
Liabilities
Payable for:
Investments purchased	5,362,018
Investments purchased on a delayed delivery basis	27,167,221
Capital shares purchased	4,218,612
Distributions to shareholders	7,827,200
Variation margin for futures contracts	84,710
Management services fees	34,754
Distribution and/or service fees	9,076
Transfer agent fees	179,504
Plan administration fees	7,598
Compensation of board members	127,338
Other expenses	121,504
Trustees’ deferred compensation plan	56,769
Total liabilities	45,196,304
Net assets applicable to outstanding capital stock	$2,034,976,498
Represented by
Paid in capital	2,051,738,277
Excess of distributions over net investment income	(853,124)
Accumulated net realized loss	(83,055,947)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	67,421,906
Futures contracts	(274,614)
Total - representing net assets applicable to outstanding capital stock	$2,034,976,498
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Bond Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
May 31, 2017
Class A
Net assets	$929,057,236
Shares outstanding	311,723,456
Net asset value per share	$2.98
Maximum offering price per share(a)	$3.13
Class B
Net assets	$2,240,383
Shares outstanding	751,819
Net asset value per share	$2.98
Class C
Net assets	$84,314,995
Shares outstanding	28,475,072
Net asset value per share	$2.96
Class K
Net assets	$32,423,217
Shares outstanding	10,873,771
Net asset value per share	$2.98
Class R
Net assets	$25,925,084
Shares outstanding	8,672,777
Net asset value per share	$2.99
Class R4
Net assets	$68,933,651
Shares outstanding	22,987,537
Net asset value per share	$3.00
Class R5
Net assets	$143,246,595
Shares outstanding	48,227,962
Net asset value per share	$2.97
Class T(b)
Net assets	$261,039
Shares outstanding	88,404
Net asset value per share	$2.95
Maximum offering price per share(c)	$3.03
Class Y
Net assets	$353,044,508
Shares outstanding	118,689,545
Net asset value per share	$2.97
Class Z
Net assets	$395,529,790
Shares outstanding	132,840,965
Net asset value per share	$2.98

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2017	19

Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — affiliated issuers	$500,080
Interest	119,770,815
Total income	120,270,895
Expenses:
Management services fees	12,921,347
Distribution and/or service fees
Class A	2,840,549
Class B	36,173
Class C	872,096
Class R	122,414
Class T(a)	867
Transfer agent fees
Class A	1,578,711
Class B	5,027
Class C	121,373
Class I(b)	7,388
Class K	18,302
Class R	34,086
Class R4	76,380
Class R5	46,256
Class T(a)	481
Class Y	8,226
Class Z	403,591
Plan administration fees
Class K	88,901
Compensation of board members	54,444
Custodian fees	29,220
Printing and postage fees	152,272
Registration fees	185,478
Audit fees	35,680
Legal fees	23,447
Compensation of chief compliance officer	436
Other	(25,093)
Total expenses	19,638,052
Expense reduction	(2,639)
Total net expenses	19,635,413
Net investment income	100,635,482
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	34,882,392
Investments — affiliated issuers	374
Futures contracts	(350,971)
Net realized gain	34,531,795
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	57,410,017
Futures contracts	(240,311)
Net change in unrealized appreciation (depreciation)	57,169,706
Net realized and unrealized gain	91,701,501
Net increase in net assets resulting from operations	$192,336,983

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Bond Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended May 31, 2017	Year Ended May 31, 2016
Operations
Net investment income	$100,635,482	$94,424,170
Net realized gain (loss)	34,531,795	(61,935,160)
Net change in unrealized appreciation (depreciation)	57,169,706	(34,082,280)
Net increase (decrease) in net assets resulting from operations	192,336,983	(1,593,270)
Distributions to shareholders
Net investment income
Class A	(54,873,696)	(55,935,769)
Class B	(147,629)	(252,007)
Class C	(3,549,415)	(3,205,665)
Class I(a)	(13,447,421)	(16,983,123)
Class K	(1,744,361)	(2,200,113)
Class R	(1,119,034)	(954,562)
Class R4	(2,788,614)	(988,430)
Class R5	(4,439,460)	(3,104,219)
Class T(b)	(16,748)	(697,043)
Class Y	(4,803,726)	(733,295)
Class Z	(14,593,159)	(9,855,454)
Total distributions to shareholders	(101,523,263)	(94,909,680)
Increase (decrease) in net assets from capital stock activity	(149,588,148)	133,206,095
Total increase (decrease) in net assets	(58,774,428)	36,703,145
Net assets at beginning of year	2,093,750,926	2,057,047,781
Net assets at end of year	$2,034,976,498	$2,093,750,926
Undistributed (excess of distributions over) net investment income	$(853,124)	$34,631

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2017	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	71,938,698	209,451,551	102,622,079	288,830,440
Distributions reinvested	17,396,257	50,888,921	17,323,493	49,018,088
Redemptions	(191,918,582)	(558,081,856)	(125,573,951)	(355,740,492)
Net decrease	(102,583,627)	(297,741,384)	(5,628,379)	(17,891,964)
Class B
Subscriptions	43,536	126,925	33,379	94,910
Distributions reinvested	48,286	140,995	83,971	238,300
Redemptions (a)	(911,640)	(2,664,635)	(1,657,486)	(4,738,438)
Net decrease	(819,818)	(2,396,715)	(1,540,136)	(4,405,228)
Class C
Subscriptions	5,622,749	16,283,139	8,352,255	23,396,975
Distributions reinvested	1,118,568	3,253,395	999,891	2,811,793
Redemptions	(7,480,825)	(21,741,939)	(9,398,327)	(26,603,587)
Net decrease	(739,508)	(2,205,405)	(46,181)	(394,819)
Class I(b)
Subscriptions	554,830	1,633,279	18,948,750	52,656,197
Distributions reinvested	4,301,994	12,515,142	6,010,801	16,982,615
Redemptions	(116,677,227)	(339,348,932)	(18,839,572)	(53,105,545)
Net increase (decrease)	(111,820,403)	(325,200,511)	6,119,979	16,533,267
Class K
Subscriptions	1,535,498	4,476,184	1,797,168	5,108,702
Distributions reinvested	595,961	1,744,131	774,389	2,199,567
Redemptions	(4,628,501)	(13,526,920)	(8,426,667)	(24,069,675)
Net decrease	(2,497,042)	(7,306,605)	(5,855,110)	(16,761,406)
Class R
Subscriptions	3,347,542	9,783,830	3,335,676	9,476,529
Distributions reinvested	298,917	877,220	262,144	743,989
Redemptions	(2,791,534)	(8,178,800)	(2,281,020)	(6,443,168)
Net increase	854,925	2,482,250	1,316,800	3,777,350
Class R4
Subscriptions	19,996,179	58,604,489	9,419,215	26,365,448
Distributions reinvested	945,654	2,788,216	347,274	988,184
Redemptions	(8,424,322)	(24,817,099)	(4,279,016)	(12,035,026)
Net increase	12,517,511	36,575,606	5,487,473	15,318,606
Class R5
Subscriptions	46,087,700	134,594,646	80,967,892	226,606,830
Distributions reinvested	1,489,755	4,344,267	1,097,367	3,100,828
Redemptions	(60,612,192)	(172,167,299)	(31,942,184)	(89,891,372)
Net increase (decrease)	(13,034,737)	(33,228,386)	50,123,075	139,816,286
Class T(c)
Subscriptions	885	2,517	514,118	1,477,032
Distributions reinvested	5,624	16,280	246,358	696,561
Redemptions	(65,748)	(190,246)	(15,261,754)	(43,663,681)
Net decrease	(59,239)	(171,449)	(14,501,278)	(41,490,088)
Class Y(b)
Subscriptions	114,690,992	333,811,440	3,861,954	10,867,913
Distributions reinvested	1,617,373	4,765,385	259,173	730,431
Redemptions	(4,438,236)	(12,974,518)	(875,193)	(2,468,768)
Net increase	111,870,129	325,602,307	3,245,934	9,129,576
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Bond Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	122,759,431	358,205,990	59,397,498	167,060,547
Distributions reinvested	3,356,626	9,834,354	1,406,525	3,978,358
Redemptions	(73,229,553)	(214,038,200)	(50,593,735)	(141,464,390)
Net increase	52,886,504	154,002,144	10,210,288	29,574,515
Total net increase (decrease)	(53,425,305)	(149,588,148)	48,932,465	133,206,095

(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2017	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
5/31/2017	$2.84	0.14	0.14	0.28	(0.14)
5/31/2016	$2.99	0.14	(0.15)	(0.01)	(0.14)
5/31/2015	$3.04	0.14	(0.05)	0.09	(0.14)
5/31/2014	$3.01	0.16	0.03	0.19	(0.16)
5/31/2013	$2.78	0.17	0.23	0.40	(0.17)
Class B
5/31/2017	$2.84	0.12	0.14	0.26	(0.12)
5/31/2016	$2.99	0.12	(0.15)	(0.03)	(0.12)
5/31/2015	$3.04	0.12	(0.05)	0.07	(0.12)
5/31/2014	$3.01	0.14	0.03	0.17	(0.14)
5/31/2013	$2.78	0.15	0.22	0.37	(0.14)
Class C
5/31/2017	$2.83	0.12	0.13	0.25	(0.12)
5/31/2016	$2.97	0.12	(0.14)	(0.02)	(0.12)
5/31/2015	$3.02	0.12	(0.05)	0.07	(0.12)
5/31/2014	$2.99	0.14	0.03	0.17	(0.14)
5/31/2013	$2.76	0.15	0.22	0.37	(0.14)
Class K
5/31/2017	$2.85	0.14	0.13	0.27	(0.14)
5/31/2016	$3.00	0.14	(0.15)	(0.01)	(0.14)
5/31/2015	$3.04	0.15	(0.04)	0.11	(0.15)
5/31/2014	$3.01	0.16	0.03	0.19	(0.16)
5/31/2013	$2.79	0.17	0.22	0.39	(0.17)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.14)	$2.98	10.08%	1.03%	1.03% (c)	4.77%	60%	$929,057
(0.14)	$2.84	(0.21%)	1.06%	1.06% (c)	4.88%	51%	$1,178,208
(0.14)	$2.99	3.12%	1.08%	1.07% (c)	4.76%	64%	$1,256,835
(0.16)	$3.04	6.55%	1.07%	1.07% (c)	5.36%	63%	$1,357,909
(0.17)	$3.01	14.55%	1.08%	1.07% (c)	5.72%	81%	$1,457,415

(0.12)	$2.98	9.26%	1.78%	1.78% (c)	4.02%	60%	$2,240
(0.12)	$2.84	(0.96%)	1.82%	1.82% (c)	4.12%	51%	$4,468
(0.12)	$2.99	2.35%	1.83%	1.82% (c)	4.02%	64%	$9,309
(0.14)	$3.04	5.75%	1.82%	1.82% (c)	4.63%	63%	$15,652
(0.14)	$3.01	13.69%	1.82%	1.82% (c)	4.99%	81%	$27,239

(0.12)	$2.96	8.91%	1.78%	1.78% (c)	4.02%	60%	$84,315
(0.12)	$2.83	(0.64%)	1.82%	1.82% (c)	4.12%	51%	$82,543
(0.12)	$2.97	2.38%	1.83%	1.78% (c)	4.06%	64%	$87,006
(0.14)	$3.02	5.92%	1.82%	1.67% (c)	4.76%	63%	$97,714
(0.14)	$2.99	13.78%	1.83%	1.80% (c)	4.98%	81%	$97,487

(0.14)	$2.98	9.79%	0.95%	0.95%	4.86%	60%	$32,423
(0.14)	$2.85	(0.09%)	0.96%	0.96%	4.98%	51%	$38,047
(0.15)	$3.00	3.58%	0.95%	0.95%	4.88%	64%	$57,594
(0.16)	$3.04	6.67%	0.96%	0.96%	5.48%	63%	$54,345
(0.17)	$3.01	14.26%	0.96%	0.96%	5.84%	81%	$62,347
Columbia High Yield Bond Fund | Annual Report 2017	25

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class R
5/31/2017	$2.85	0.13	0.14	0.27	(0.13)
5/31/2016	$3.00	0.13	(0.15)	(0.02)	(0.13)
5/31/2015	$3.05	0.13	(0.05)	0.08	(0.13)
5/31/2014	$3.02	0.15	0.03	0.18	(0.15)
5/31/2013	$2.79	0.16	0.23	0.39	(0.16)
Class R4
5/31/2017	$2.86	0.15	0.14	0.29	(0.15)
5/31/2016	$3.01	0.15	(0.15)	0.00 (d)	(0.15)
5/31/2015	$3.06	0.15	(0.05)	0.10	(0.15)
5/31/2014	$3.03	0.17	0.03	0.20	(0.17)
5/31/2013	$2.80	0.17	0.23	0.40	(0.17)
Class R5
5/31/2017	$2.84	0.15	0.13	0.28	(0.15)
5/31/2016	$2.98	0.15	(0.14)	0.01	(0.15)
5/31/2015	$3.04	0.15	(0.06)	0.09	(0.15)
5/31/2014	$3.01	0.17	0.03	0.20	(0.17)
5/31/2013	$2.78	0.18	0.23	0.41	(0.18)
Class T(e)
5/31/2017	$2.82	0.14	0.13	0.27	(0.14)
5/31/2016	$2.97	0.14	(0.15)	(0.01)	(0.14)
5/31/2015	$3.02	0.14	(0.05)	0.09	(0.14)
5/31/2014	$2.99	0.16	0.03	0.19	(0.16)
5/31/2013	$2.76	0.17	0.23	0.40	(0.17)
Class Y
5/31/2017	$2.84	0.15	0.13	0.28	(0.15)
5/31/2016	$2.99	0.15	(0.15)	0.00 (d)	(0.15)
5/31/2015	$3.03	0.15	(0.04)	0.11	(0.15)
5/31/2014	$3.00	0.17	0.03	0.20	(0.17)
5/31/2013 (f)	$2.92	0.10	0.08	0.18	(0.10)
Class Z
5/31/2017	$2.84	0.15	0.14	0.29	(0.15)
5/31/2016	$2.99	0.15	(0.15)	0.00 (d)	(0.15)
5/31/2015	$3.04	0.15	(0.05)	0.10	(0.15)
5/31/2014	$3.01	0.17	0.03	0.20	(0.17)
5/31/2013	$2.78	0.17	0.23	0.40	(0.17)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(f)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.13)	$2.99	9.79%	1.28%	1.28% (c)	4.52%	60%	$25,925
(0.13)	$2.85	(0.44%)	1.32%	1.32% (c)	4.63%	51%	$22,299
(0.13)	$3.00	2.87%	1.33%	1.32% (c)	4.51%	64%	$19,516
(0.15)	$3.05	6.28%	1.32%	1.32% (c)	5.10%	63%	$18,782
(0.16)	$3.02	14.24%	1.33%	1.32% (c)	5.45%	81%	$13,967

(0.15)	$3.00	10.32%	0.79%	0.79% (c)	5.04%	60%	$68,934
(0.15)	$2.86	0.07%	0.81%	0.81% (c)	5.11%	51%	$29,969
(0.15)	$3.01	3.38%	0.83%	0.82% (c)	5.01%	64%	$14,992
(0.17)	$3.06	6.81%	0.82%	0.82% (c)	5.60%	63%	$10,379
(0.17)	$3.03	14.59%	0.97%	0.97% (c)	5.82%	81%	$10,468

(0.15)	$2.97	10.08%	0.70%	0.70%	5.11%	60%	$143,247
(0.15)	$2.84	0.48%	0.71%	0.71%	5.18%	51%	$173,794
(0.15)	$2.98	3.15%	0.71%	0.71%	5.12%	64%	$33,231
(0.17)	$3.04	6.93%	0.71%	0.71%	5.71%	63%	$15,564
(0.18)	$3.01	14.96%	0.71%	0.71%	6.06%	81%	$15,124

(0.14)	$2.95	9.75%	1.03%	1.03% (c)	4.77%	60%	$261
(0.14)	$2.82	(0.10%)	1.08%	1.07% (c)	4.98%	51%	$416
(0.14)	$2.97	3.11%	1.08%	1.07% (c)	4.79%	64%	$43,487
(0.16)	$3.02	6.54%	1.07%	1.07% (c)	5.32%	63%	$75,524
(0.17)	$2.99	14.61%	1.08%	1.07% (c)	5.72%	81%	$50,998

(0.15)	$2.97	10.13%	0.65%	0.65%	5.17%	60%	$353,045
(0.15)	$2.84	0.19%	0.66%	0.66%	5.29%	51%	$19,341
(0.15)	$2.99	3.89%	0.65%	0.65%	5.18%	64%	$10,668
(0.17)	$3.03	6.98%	0.66%	0.66%	5.71%	63%	$6,091
(0.10)	$3.00	6.16%	0.58% (g)	0.58% (g)	6.06% (g)	81%	$3

(0.15)	$2.98	10.36%	0.79%	0.79% (c)	5.04%	60%	$395,530
(0.15)	$2.84	0.04%	0.81%	0.81% (c)	5.12%	51%	$227,058
(0.15)	$2.99	3.37%	0.83%	0.82% (c)	5.01%	64%	$208,466
(0.17)	$3.04	6.81%	0.82%	0.82% (c)	5.58%	63%	$161,293
(0.17)	$3.01	14.84%	0.82%	0.82% (c)	5.86%	81%	$153,684
Columbia High Yield Bond Fund | Annual Report 2017	27

Notes to Financial Statements
May 31, 2017
Note 1. Organization
Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
28	Columbia High Yield Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia High Yield Bond Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
May 31, 2017
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate
30	Columbia High Yield Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2017:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	274,614
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(350,971)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(240,311)
Columbia High Yield Bond Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
May 31, 2017
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	69,037,844

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2017.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital
32	Columbia High Yield Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Columbia High Yield Bond Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
May 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2017 was 0.62% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to March 16, 2017 provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I, prior to March 27, 2017 were, and Class Y shares are subject to an annual limitation of not
34	Columbia High Yield Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class and Class I and Class Y shares did not pay transfer agency fees.
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Class B	0.14
Class C	0.14
Class I	0.003 (a),(b)
Class K	0.051
Class R	0.14
Class R4	0.14
Class R5	0.053
Class T	0.14
Class Y	0.009
Class Z	0.14

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At May 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $50,677. The liability remaining at May 31, 2017 for non-recurring charges associated with the lease amounted to $23,382 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $2,639.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
Columbia High Yield Bond Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
May 31, 2017
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,499,000 and $7,949,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2017, if any, are listed below:
Amount ($)
Class A	564,164
Class B	205
Class C	12,570
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	October 1, 2016 through September 30, 2017	Prior to October 1, 2016
Class A	1.070%	1.07%
Class B	1.820	1.82
Class C	1.820	1.82
Class K	1.020	1.00
Class R	1.320	1.32
Class R4	0.820	0.82
Class R5	0.770	0.75
Class T	1.070	1.07
Class Y	0.720	0.70
Class Z	0.820	0.82
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
36	Columbia High Yield Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
At May 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, capital loss carryforwards, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
26	99,997,350	(99,997,376)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
May 31, 2017			May 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
101,523,263	—	101,523,263	94,909,680	—	94,909,680
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
9,210,220	—	(82,562,436)	66,644,785
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,960,500,017	84,818,909	(18,174,124)	66,644,785
The following capital loss carryforwards, determined at May 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
55,132,247	—	21,532,924	5,897,265	82,562,436	34,267,116	98,318,528	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia High Yield Bond Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
May 31, 2017
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,174,394,492 and $1,327,072,932, respectively, for the year ended May 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
38	Columbia High Yield Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At May 31, 2017, affiliated shareholders of record owned 56.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia High Yield Bond Fund | Annual Report 2017	39

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia High Yield Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Bond Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers, agent banks and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
40	Columbia High Yield Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia High Yield Bond Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
42	Columbia High Yield Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Columbia High Yield Bond Fund | Annual Report 2017	43

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
44	Columbia High Yield Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia High Yield Bond Fund | Annual Report 2017	45

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
46	Columbia High Yield Bond Fund | Annual Report 2017

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Columbia High Yield Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN160_05_G01_(07/17)

Annual Report
May 31, 2017
Columbia Diversified Equity Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Diversified Equity Income Fund   |  Annual Report 2017

Columbia Diversified Equity Income Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Diversified Equity Income Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
Hugh Mullin, CFA
Portfolio manager
Managed Fund since 2013
Effective June 2, 2017, Russell Bloomfield no longer serves as a portfolio manager of the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/90	16.17	13.59	4.63
	Including sales charges		9.52	12.24	4.01
Class B	Excluding sales charges	03/20/95	15.28	12.72	3.84
	Including sales charges		10.28	12.47	3.84
Class C	Excluding sales charges	06/26/00	15.28	12.74	3.85
	Including sales charges		14.28	12.74	3.85
Class K		03/20/95	16.25	13.71	4.78
Class R		12/11/06	15.82	13.29	4.33
Class R4		12/11/06	16.37	13.81	4.68
Class R5		12/11/06	16.53	13.99	5.03
Class T	Excluding sales charges	12/01/06	16.13	13.55	4.63
	Including sales charges		13.20	12.98	4.36
Class Y *		11/08/12	16.60	14.02	4.83
Class Z *		09/27/10	16.38	13.85	4.81
Russell 1000 Value Index			14.66	14.67	5.15
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. As of May 31, 2017, the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares and the Fund no longer accepts investments by new or existing investors in Class B shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Diversified Equity Income Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2007 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Diversified Equity Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2017)
Exxon Mobil Corp.	3.8
JPMorgan Chase & Co.	3.8
Johnson & Johnson	3.5
Berkshire Hathaway, Inc., Class B	3.5
Wells Fargo & Co.	3.3
Citigroup, Inc.	2.9
Philip Morris International, Inc.	2.7
Cisco Systems, Inc.	2.2
Merck & Co., Inc.	2.1
Medtronic PLC	2.1
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2017)
Common Stocks	98.2
Convertible Bonds	0.5
Money Market Funds	1.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2017)
Consumer Discretionary	6.8
Consumer Staples	8.5
Energy	12.4
Financials	28.0
Health Care	11.0
Industrials	8.2
Information Technology	10.8
Materials	2.8
Real Estate	3.9
Telecommunication Services	1.4
Utilities	6.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Diversified Equity Income Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2017, the Fund’s Class A shares returned 16.17% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 14.66% for the same time period. Stock selection overall contributed positively to the Fund’s results relative to the benchmark during the period. Sector allocation decisions as a whole detracted but only modestly.
Investors favored economically-sensitive cyclical U.S. equity sectors
Unexpected events, such as the Brexit vote and the outcome of the U.S. Presidential election, caused abrupt but short-lived declines in the U.S. equity market during the 12 months ended May 31, 2017. Despite these events, the benchmark’s double-digit gain was driven primarily by increased expectations for economic growth leading up to and following the U.S. Presidential elections.
Inflation expectations rose for much of the period, and concerns about the economies of Europe and China abated. Consistent with these prospects, the Federal Reserve began tightening its monetary policy, increasing the targeted federal funds rate by 0.25% in December 2016 and again in March 2017. Despite an increase in U.S. Treasury yields across the spectrum of maturities, the U.S. equity market surged.
Those sectors within the benchmark widely considered more cyclical, such as information technology, industrials, financials and materials, performed best. Traditionally defensive sectors, including telecommunication services and real estate, posted positive absolute returns but were among the weakest performers within the benchmark. The energy sector was the only sector within the benchmark to post a negative return during the period, as the widely anticipated rebound in oil prices did not materialize and shifting supply/demand balances led to commodity price volatility. Overall, growth strategies outperformed value strategies during the period, with the exception of the small-cap segment of the U.S. equity market wherein growth strategies lagged.
Stock selection in information technology helped results most
Effective stock selection in the information technology sector helped Fund results most during the period. Favorable stock selection in real estate, consumer discretionary, industrials, utilities and health care further supported Fund results. Having underweighted allocations to the weaker telecommunication services and utilities sectors and an overweight to the stronger information technology sector added value as well.
Among individual holdings, the Fund’s positions in airline United Continental Holdings, semiconductor equipment company Lam Research and diversified financial services firm Morgan Stanley contributed most positively to relative performance. Shares of United Continental Holdings rose, as pricing power within the airline industry broadly stabilized and improved. Also, within the company, a newly-expanded executive management team began to implement strategies that improved profitability. Lam Research executed well in several of its business segments, gained share in some of its sub-markets and benefited from a positive capital expenditure cycle. Morgan Stanley’s shares rose on several factors, including anticipation of a more favorable regulatory environment under the new U.S. administration, a better environment for its trading, merger & acquisition and capital markets segments, higher interest rates and a structural shift in focus to wealth management. The Fund maintained positions in each of these companies at the end of the period.
Financials stock selection hampered results
The sector that detracted most from the Fund’s relative results during the period was financials, where unfavorable stock selection drove most of the underperformance. Stock selection in materials, consumer staples and telecommunication services hurt as well. Having an overweight to energy, the weakest sector in the benchmark during the period, and having an allocation to cash, albeit a modest one, during a period when the U.S. equity market gained strongly, also hindered Fund results.
The individual stocks that detracted most from relative results were U.K.-based telecommunication services company Vodafone Group and integrated energy company Hess. Bank of America performed well during the period for many of the same reasons Morgan Stanley did, but the Fund did not own its stock, which comprises a significant percentage of the benchmark, and thus it was also a notable detractor from the Fund’s relative results. Shares of Vodafone Group were pressured by heightened competition in the Indian market, from which the company had garnered significant revenue. We
4	Columbia Diversified Equity Income Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
sold the Fund’s position in Vodafone Group during the period, as our investment thesis for its growth potential did not materialize. Hess was a weak performer given the difficult macro environment for oil prices and because profitability from its discoveries in South America seemed to be too far in the future for many investors. However, our view was that Hess was well positioned from a mid- to long-term perspective and thus we maintained the Fund’s position at the end of the period.
Bottom-up stock selection drove sector weighting changes
During the period, we made a number of modest changes to the Fund’s sector weightings, as our investment theses evolved and stock prices fluctuated. We reduced the Fund’s allocation to industrials from an overweight to an underweight relative to the benchmark, primarily based on individual stock fundamentals. We sold the Fund’s positions in General Electric, Honeywell International, United Parcel Service and Rockwell Automation. We further reduced the Fund’s already underweight exposure to the telecommunication services sector, primarily via the sale of Vodafone Group. Within the sector, we sold the Fund’s position in Verizon Communications and re-allocated the proceeds to AT&T given what we viewed as its better prospects. We increased the Fund’s allocation to financials from a rather neutral position to an overweight based on what we saw as improving fundamentals for the broad sector. Within the information technology sector, we made several changes in stock holdings within the semiconductor and hardware industries that proved especially beneficial.
At the end of May 2017, relative to the benchmark, the Fund was overweight in consumer discretionary and financials, underweight in industrials and telecommunication services, and rather neutrally weighted in the remaining sectors of the benchmark. The Fund maintained its focus on seeking companies that we believed to be both undervalued and well positioned to grow earnings, cash flow and dividends that may lead to the long-term benefit of their shareholders during the next several years.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Dividend payments are not guaranteed and the amount, if any, can vary over time. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Diversified Equity Income Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 — May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,073.80	1,019.80	5.33	5.19	1.03
Class B	1,000.00	1,000.00	1,069.70	1,016.06	9.18	8.95	1.78
Class C	1,000.00	1,000.00	1,070.10	1,016.06	9.19	8.95	1.78
Class K	1,000.00	1,000.00	1,075.00	1,020.14	4.97	4.84	0.96
Class R	1,000.00	1,000.00	1,073.00	1,018.55	6.62	6.44	1.28
Class R4	1,000.00	1,000.00	1,075.10	1,021.04	4.04	3.93	0.78
Class R5	1,000.00	1,000.00	1,076.30	1,021.39	3.68	3.58	0.71
Class T (formerly Class W)	1,000.00	1,000.00	1,073.70	1,019.65	5.48	5.34	1.06
Class Y	1,000.00	1,000.00	1,075.80	1,021.54	3.52	3.43	0.68
Class Z	1,000.00	1,000.00	1,075.20	1,020.99	4.09	3.98	0.79
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Diversified Equity Income Fund | Annual Report 2017

Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.6%
Issuer	Shares	Value ($)
Consumer Discretionary 6.7%
Automobiles 0.9%
General Motors Co.	637,788	21,640,147
Household Durables 1.2%
Toll Brothers, Inc.	743,604	27,446,424
Internet & Direct Marketing Retail 0.8%
Expedia, Inc.	134,990	19,408,862
Media 2.2%
Comcast Corp., Class A	730,919	30,472,013
DISH Network Corp., Class A(a)	347,690	22,172,191
Total		52,644,204
Specialty Retail 1.6%
Foot Locker, Inc.	274,608	16,314,461
Home Depot, Inc. (The)	130,207	19,988,077
Total		36,302,538
Total Consumer Discretionary		157,442,175
Consumer Staples 8.3%
Beverages 1.3%
PepsiCo, Inc.	258,465	30,206,804
Food & Staples Retailing 1.0%
SYSCO Corp.	442,146	24,123,486
Food Products 2.3%
Mondelez International, Inc., Class A	651,074	30,333,538
Tyson Foods, Inc., Class A	435,416	24,966,753
Total		55,300,291
Tobacco 3.7%
Altria Group, Inc.	314,814	23,749,568
Philip Morris International, Inc.	520,527	62,359,135
Total		86,108,703
Total Consumer Staples		195,739,284
Energy 12.1%
Energy Equipment & Services 1.0%
Halliburton Co.	538,411	24,330,793
Oil, Gas & Consumable Fuels 11.1%
BP PLC, ADR	552,687	19,979,635
Cimarex Energy Co.	192,797	20,737,245
ConocoPhillips	716,875	32,037,144
Common Stocks (continued)
Issuer	Shares	Value ($)
Devon Energy Corp.	572,353	19,448,555
EOG Resources, Inc.	316,922	28,621,226
Exxon Mobil Corp.	1,093,206	88,003,083
Hess Corp.	505,029	23,175,781
Valero Energy Corp.	469,996	28,890,654
Total		260,893,323
Total Energy		285,224,116
Financials 27.3%
Banks 13.7%
Citigroup, Inc.	1,096,333	66,372,000
Fifth Third Bancorp	1,155,016	27,420,080
JPMorgan Chase & Co.	1,066,296	87,596,216
PNC Financial Services Group, Inc. (The)	310,076	36,806,021
SunTrust Banks, Inc.	537,710	28,697,583
Wells Fargo & Co.	1,491,725	76,286,817
Total		323,178,717
Capital Markets 6.4%
Charles Schwab Corp. (The)	701,475	27,182,156
Goldman Sachs Group, Inc. (The)	159,931	33,787,023
Intercontinental Exchange, Inc.	490,825	29,542,757
Invesco Ltd.	819,702	25,984,553
Morgan Stanley	802,735	33,506,159
Total		150,002,648
Diversified Financial Services 3.4%
Berkshire Hathaway, Inc., Class B(a)	484,225	80,032,708
Insurance 3.8%
American International Group, Inc.	552,896	35,180,772
Chubb Ltd.	269,006	38,518,969
Hanover Insurance Group, Inc. (The)	204,681	17,068,349
Total		90,768,090
Total Financials		643,982,163
Health Care 10.7%
Biotechnology 1.1%
AbbVie, Inc.	403,853	26,662,375
Health Care Equipment & Supplies 2.1%
Medtronic PLC	584,239	49,239,663
Health Care Providers & Services 1.4%
Aetna, Inc.	227,358	32,935,080

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Diversified Equity Income Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 6.1%
Jazz Pharmaceuticals PLC(a)	100,328	14,603,744
Johnson & Johnson	628,686	80,628,980
Merck & Co., Inc.	757,759	49,337,688
Total		144,570,412
Total Health Care		253,407,530
Industrials 8.0%
Aerospace & Defense 1.4%
Northrop Grumman Corp.	126,948	32,907,461
Airlines 1.4%
United Continental Holdings, Inc.(a)	407,361	32,454,451
Industrial Conglomerates 1.1%
Carlisle Companies, Inc.	259,768	26,322,291
Machinery 2.7%
Cummins, Inc.	204,059	32,180,104
Ingersoll-Rand PLC	346,038	31,005,005
Total		63,185,109
Road & Rail 1.4%
Norfolk Southern Corp.	265,616	32,944,352
Total Industrials		187,813,664
Information Technology 10.5%
Communications Equipment 2.2%
Cisco Systems, Inc.	1,616,399	50,965,060
IT Services 0.7%
MasterCard, Inc., Class A	145,243	17,847,460
Semiconductors & Semiconductor Equipment 2.8%
Lam Research Corp.	150,375	23,333,689
ON Semiconductor Corp.(a)	1,340,840	20,756,203
Skyworks Solutions, Inc.	205,763	21,899,356
Total		65,989,248
Software 2.5%
Activision Blizzard, Inc.	303,404	17,773,406
Microsoft Corp.	278,597	19,457,215
Nuance Communications, Inc.(a)	1,209,045	22,379,423
Total		59,610,044
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc.	195,730	29,899,715
Western Digital Corp.	266,268	23,980,096
Total		53,879,811
Total Information Technology		248,291,623
Materials 2.8%
Chemicals 1.1%
Eastman Chemical Co.	333,076	26,682,718
Containers & Packaging 0.8%
International Paper Co.	365,767	19,341,759
Metals & Mining 0.9%
Freeport-McMoRan, Inc.(a)	1,712,241	19,673,649
Total Materials		65,698,126
Real Estate 3.8%
Equity Real Estate Investment Trusts (REITS) 3.8%
Alexandria Real Estate Equities, Inc.	261,331	30,492,101
American Homes 4 Rent, Class A	1,351,440	30,366,857
American Tower Corp.	224,101	29,399,810
Total		90,258,768
Total Real Estate		90,258,768
Telecommunication Services 1.4%
Diversified Telecommunication Services 1.4%
AT&T, Inc.	826,493	31,844,775
Total Telecommunication Services		31,844,775
Utilities 6.0%
Electric Utilities 3.1%
American Electric Power Co., Inc.	513,701	36,873,458
Xcel Energy, Inc.	762,046	36,509,624
Total		73,383,082
Multi-Utilities 2.9%
Ameren Corp.	607,833	34,494,523
NiSource, Inc.	1,323,489	34,503,358
Total		68,997,881
Total Utilities		142,380,963
Total Common Stocks (Cost $1,817,165,527)		2,302,083,187

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Diversified Equity Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Convertible Bonds 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.5%
DISH Network Corp.(b)
08/15/2026	3.375%	9,732,000	11,868,466
Total Convertible Bonds (Cost $9,732,000)			11,868,466

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.916%(c),(d)	30,791,288	30,791,288
Total Money Market Funds (Cost $30,790,433)		30,791,288
Total Investments (Cost: $1,857,687,960)		2,344,742,941
Other Assets & Liabilities, Net		13,689,939
Net Assets		2,358,432,880
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2017, the value of these securities amounted to $11,868,466 which represents 0.50% of net assets.
(c)	The rate shown is the seven-day current annualized yield at May 31, 2017.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.916%	34,470,263	325,580,252	(329,259,227)	30,791,288	(2,403)	223,168	30,791,288
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Diversified Equity Income Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	157,442,175	—	—	—	157,442,175
Consumer Staples	195,739,284	—	—	—	195,739,284
Energy	285,224,116	—	—	—	285,224,116
Financials	643,982,163	—	—	—	643,982,163
Health Care	253,407,530	—	—	—	253,407,530
Industrials	187,813,664	—	—	—	187,813,664
Information Technology	248,291,623	—	—	—	248,291,623
Materials	65,698,126	—	—	—	65,698,126
Real Estate	90,258,768	—	—	—	90,258,768
Telecommunication Services	31,844,775	—	—	—	31,844,775
Utilities	142,380,963	—	—	—	142,380,963
Total Common Stocks	2,302,083,187	—	—	—	2,302,083,187
Convertible Bonds	—	11,868,466	—	—	11,868,466
Money Market Funds	—	—	—	30,791,288	30,791,288
Total Investments	2,302,083,187	11,868,466	—	30,791,288	2,344,742,941
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Diversified Equity Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Diversified Equity Income Fund | Annual Report 2017	11

Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$1,826,897,527
Affiliated issuers, at cost	30,790,433
Total investments, at cost	1,857,687,960
Investments, at value
Unaffiliated issuers, at value	2,313,951,653
Affiliated issuers, at value	30,791,288
Total investments, at value	2,344,742,941
Receivable for:
Investments sold	12,974,623
Capital shares sold	836,779
Dividends	4,843,305
Interest	96,712
Foreign tax reclaims	14,261
Prepaid expenses	1,086
Total assets	2,363,509,707
Liabilities
Payable for:
Capital shares purchased	4,433,248
Management services fees	41,101
Distribution and/or service fees	15,827
Transfer agent fees	225,505
Plan administration fees	7,740
Compensation of board members	236,223
Other expenses	117,183
Total liabilities	5,076,827
Net assets applicable to outstanding capital stock	$2,358,432,880
Represented by
Paid in capital	1,769,814,007
Undistributed net investment income	2,790,925
Accumulated net realized gain	98,772,967
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	487,054,126
Investments - affiliated issuers	855
Total - representing net assets applicable to outstanding capital stock	$2,358,432,880
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Diversified Equity Income Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
May 31, 2017
Class A
Net assets	$1,986,050,575
Shares outstanding	142,680,619
Net asset value per share	$13.92
Maximum offering price per share(a)	$14.77
Class B
Net assets	$9,655,549
Shares outstanding	691,547
Net asset value per share	$13.96
Class C
Net assets	$66,228,742
Shares outstanding	4,772,180
Net asset value per share	$13.88
Class K
Net assets	$31,833,222
Shares outstanding	2,285,649
Net asset value per share	$13.93
Class R
Net assets	$5,688,565
Shares outstanding	411,205
Net asset value per share	$13.83
Class R4
Net assets	$9,409,041
Shares outstanding	676,251
Net asset value per share	$13.91
Class R5
Net assets	$38,168,448
Shares outstanding	2,740,588
Net asset value per share	$13.93
Class T(b)
Net assets	$2,665
Shares outstanding	191
Net asset value per share(c)	$13.94
Maximum offering price per share(d)	$14.30
Class Y
Net assets	$747,149
Shares outstanding	53,133
Net asset value per share	$14.06
Class Z
Net assets	$210,648,924
Shares outstanding	15,150,066
Net asset value per share	$13.90

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Diversified Equity Income Fund | Annual Report 2017	13

Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$56,709,921
Dividends — affiliated issuers	223,168
Interest	267,326
Foreign taxes withheld	(42,784)
Total income	57,157,631
Expenses:
Management services fees	14,901,267
Distribution and/or service fees
Class A	5,303,489
Class B	155,436
Class C	658,579
Class R	28,341
Class T(a)	6
Transfer agent fees
Class A	2,666,483
Class B	19,620
Class C	82,695
Class K	19,343
Class R	7,116
Class R4	9,766
Class R5	18,485
Class T(a)	4
Class Y	20
Class Z	77,904
Plan administration fees
Class K	90,250
Compensation of board members	72,448
Custodian fees	18,551
Printing and postage fees	220,583
Registration fees	150,016
Audit fees	32,442
Legal fees	25,714
Compensation of chief compliance officer	497
Other	71,999
Total expenses	24,631,054
Expense reduction	(100)
Total net expenses	24,630,954
Net investment income	32,526,677
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	161,962,174
Investments — affiliated issuers	(2,403)
Net realized gain	161,959,771
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	157,252,721
Investments — affiliated issuers	855
Net change in unrealized appreciation (depreciation)	157,253,576
Net realized and unrealized gain	319,213,347
Net increase in net assets resulting from operations	$351,740,024

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Diversified Equity Income Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended May 31, 2017	Year Ended May 31, 2016
Operations
Net investment income	$32,526,677	$31,235,632
Net realized gain	161,959,771	47,102,801
Net change in unrealized appreciation (depreciation)	157,253,576	(123,241,674)
Net increase (decrease) in net assets resulting from operations	351,740,024	(44,903,241)
Distributions to shareholders
Net investment income
Class A	(27,559,600)	(42,828,996)
Class B	(94,257)	(359,903)
Class C	(372,073)	(775,943)
Class I(a)	(46)	(63)
Class K	(505,737)	(958,207)
Class R	(60,125)	(103,819)
Class R4	(117,436)	(182,217)
Class R5	(548,642)	(673,644)
Class T(b)	(32)	(48)
Class Y	(6,359)	(8,161)
Class Z	(963,727)	(405,344)
Net realized gains
Class A	(37,675,688)	(226,187,014)
Class B	(275,401)	(2,895,297)
Class C	(1,164,169)	(6,760,372)
Class I(a)	(48)	(285)
Class K	(634,046)	(4,452,412)
Class R	(98,101)	(631,570)
Class R4	(132,423)	(749,241)
Class R5	(603,797)	(3,103,883)
Class T(b)	(45)	(265)
Class Y	(7,682)	(35,518)
Class Z	(439,516)	(1,898,379)
Total distributions to shareholders	(71,258,950)	(293,010,581)
Increase (decrease) in net assets from capital stock activity	(267,697,637)	5,143,312
Total increase (decrease) in net assets	12,783,437	(332,770,510)
Net assets at beginning of year	2,345,649,443	2,678,419,953
Net assets at end of year	$2,358,432,880	$2,345,649,443
Undistributed net investment income	$2,790,925	$1,164,660

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Diversified Equity Income Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	7,364,822	97,678,873	9,672,641	120,428,010
Distributions reinvested	4,889,208	64,684,431	22,145,402	264,453,403
Redemptions	(44,379,678)	(593,530,761)	(27,780,236)	(351,776,878)
Net increase (decrease)	(32,125,648)	(431,167,457)	4,037,807	33,104,535
Class B
Subscriptions	4,390	57,417	13,038	171,679
Distributions reinvested	27,477	366,352	268,622	3,213,674
Redemptions (a)	(1,000,613)	(13,273,049)	(1,708,113)	(22,267,855)
Net decrease	(968,746)	(12,849,280)	(1,426,453)	(18,882,502)
Class C
Subscriptions	411,957	5,439,056	475,802	5,975,209
Distributions reinvested	113,341	1,504,703	622,517	7,389,450
Redemptions	(1,014,936)	(13,380,265)	(900,515)	(11,437,591)
Net increase (decrease)	(489,638)	(6,436,506)	197,804	1,927,068
Class I(b)
Redemptions	(205)	(2,801)	—	—
Net decrease	(205)	(2,801)	—	—
Class K
Subscriptions	333,982	4,383,844	425,762	5,350,619
Distributions reinvested	86,168	1,139,783	451,758	5,410,619
Redemptions	(1,231,824)	(16,303,057)	(1,922,119)	(24,698,432)
Net decrease	(811,674)	(10,779,430)	(1,044,599)	(13,937,194)
Class R
Subscriptions	44,343	582,853	61,832	777,717
Distributions reinvested	11,746	154,738	60,556	718,018
Redemptions	(108,167)	(1,410,508)	(201,171)	(2,615,271)
Net decrease	(52,078)	(672,917)	(78,783)	(1,119,536)
Class R4
Subscriptions	282,621	3,788,702	150,464	1,890,414
Distributions reinvested	18,875	249,693	77,663	930,873
Redemptions	(196,315)	(2,581,139)	(394,928)	(5,188,243)
Net increase (decrease)	105,181	1,457,256	(166,801)	(2,366,956)
Class R5
Subscriptions	581,920	7,802,861	633,730	8,022,571
Distributions reinvested	87,122	1,152,439	316,270	3,777,327
Redemptions	(509,813)	(6,678,107)	(459,671)	(5,768,259)
Net increase	159,229	2,277,193	490,329	6,031,639
Class Y(b)
Subscriptions	50,794	707,908	8,356	107,905
Distributions reinvested	1,048	13,957	3,594	43,364
Redemptions	(31,039)	(416,885)	(4,787)	(63,708)
Net increase	20,803	304,980	7,163	87,561
Class Z
Subscriptions	16,167,966	223,288,674	336,053	4,292,802
Distributions reinvested	101,102	1,355,322	178,071	2,126,116
Redemptions	(2,560,613)	(34,472,671)	(487,016)	(6,120,221)
Net increase	13,708,455	190,171,325	27,108	298,697
Total net increase (decrease)	(20,454,321)	(267,697,637)	2,043,575	5,143,312

(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Diversified Equity Income Fund | Annual Report 2017

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Columbia Diversified Equity Income Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
5/31/2017	$12.35	0.18	1.79	1.97	(0.17)	(0.23)
5/31/2016	$14.26	0.17	(0.44)	(0.27)	(0.25)	(1.39)
5/31/2015	$14.25	0.23	1.05	1.28	(0.17)	(1.10)
5/31/2014	$12.29	0.15	1.97	2.12	(0.16)	—
5/31/2013	$9.76	0.19	2.55	2.74	(0.21)	—
Class B
5/31/2017	$12.39	0.09	1.79	1.88	(0.08)	(0.23)
5/31/2016	$14.30	0.08	(0.45)	(0.37)	(0.15)	(1.39)
5/31/2015	$14.28	0.11	1.07	1.18	(0.06)	(1.10)
5/31/2014	$12.32	0.05	1.98	2.03	(0.07)	—
5/31/2013	$9.79	0.11	2.55	2.66	(0.13)	—
Class C
5/31/2017	$12.32	0.08	1.79	1.87	(0.08)	(0.23)
5/31/2016	$14.22	0.07	(0.43)	(0.36)	(0.15)	(1.39)
5/31/2015	$14.21	0.12	1.05	1.17	(0.06)	(1.10)
5/31/2014	$12.26	0.05	1.97	2.02	(0.07)	—
5/31/2013	$9.74	0.11	2.54	2.65	(0.13)	—
Class K
5/31/2017	$12.36	0.20	1.78	1.98	(0.18)	(0.23)
5/31/2016	$14.27	0.18	(0.44)	(0.26)	(0.26)	(1.39)
5/31/2015	$14.26	0.24	1.06	1.30	(0.19)	(1.10)
5/31/2014	$12.30	0.16	1.98	2.14	(0.18)	—
5/31/2013	$9.77	0.20	2.56	2.76	(0.23)	—
Class R
5/31/2017	$12.28	0.15	1.77	1.92	(0.14)	(0.23)
5/31/2016	$14.18	0.14	(0.43)	(0.29)	(0.22)	(1.39)
5/31/2015	$14.18	0.19	1.04	1.23	(0.13)	(1.10)
5/31/2014	$12.23	0.12	1.96	2.08	(0.13)	—
5/31/2013	$9.72	0.17	2.53	2.70	(0.19)	—
Class R4
5/31/2017	$12.35	0.21	1.79	2.00	(0.21)	(0.23)
5/31/2016	$14.26	0.20	(0.43)	(0.23)	(0.29)	(1.39)
5/31/2015	$14.24	0.26	1.06	1.32	(0.20)	(1.10)
5/31/2014	$12.28	0.18	1.97	2.15	(0.19)	—
5/31/2013	$9.75	0.20	2.54	2.74	(0.21)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Diversified Equity Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.40)	$13.92	16.17%	1.03%	1.03% (c)	1.40%	31%	$1,986,051
(1.64)	$12.35	(1.34%)	1.04%	1.04% (c)	1.31%	43%	$2,159,152
(1.27)	$14.26	9.34%	1.05%	1.05% (c)	1.61%	48%	$2,434,631
(0.16)	$14.25	17.45%	1.09%	1.08% (c)	1.16%	74%	$2,454,495
(0.21)	$12.29	28.46%	1.14% (d)	1.08% (c),(d)	1.77%	43%	$2,480,865

(0.31)	$13.96	15.28%	1.78%	1.78% (c)	0.72%	31%	$9,656
(1.54)	$12.39	(2.08%)	1.79%	1.79% (c)	0.58%	43%	$20,574
(1.16)	$14.30	8.58%	1.80%	1.80% (c)	0.74%	48%	$44,132
(0.07)	$14.28	16.54%	1.84%	1.83% (c)	0.39%	74%	$69,741
(0.13)	$12.32	27.38%	1.88% (d)	1.83% (c),(d)	1.03%	43%	$108,589

(0.31)	$13.88	15.28%	1.78%	1.78% (c)	0.64%	31%	$66,229
(1.54)	$12.32	(2.02%)	1.79%	1.79% (c)	0.56%	43%	$64,809
(1.16)	$14.22	8.55%	1.80%	1.80% (c)	0.87%	48%	$72,010
(0.07)	$14.21	16.54%	1.84%	1.83% (c)	0.41%	74%	$69,633
(0.13)	$12.26	27.46%	1.89% (d)	1.83% (c),(d)	1.02%	43%	$61,178

(0.41)	$13.93	16.25%	0.96%	0.96%	1.48%	31%	$31,833
(1.65)	$12.36	(1.24%)	0.96%	0.96%	1.39%	43%	$38,278
(1.29)	$14.27	9.46%	0.95%	0.95%	1.68%	48%	$59,092
(0.18)	$14.26	17.60%	0.94%	0.94%	1.24%	74%	$72,165
(0.23)	$12.30	28.61%	0.94% (d)	0.94% (d)	1.88%	43%	$168,438

(0.37)	$13.83	15.82%	1.28%	1.28% (c)	1.15%	31%	$5,689
(1.61)	$12.28	(1.52%)	1.29%	1.29% (c)	1.07%	43%	$5,688
(1.23)	$14.18	9.04%	1.30%	1.30% (c)	1.36%	48%	$7,687
(0.13)	$14.18	17.16%	1.34%	1.33% (c)	0.90%	74%	$8,004
(0.19)	$12.23	28.05%	1.39% (d)	1.33% (c),(d)	1.53%	43%	$9,859

(0.44)	$13.91	16.37%	0.78%	0.78% (c)	1.63%	31%	$9,409
(1.68)	$12.35	(1.07%)	0.79%	0.79% (c)	1.56%	43%	$7,052
(1.30)	$14.26	9.69%	0.80%	0.80% (c)	1.81%	48%	$10,520
(0.19)	$14.24	17.71%	0.84%	0.83% (c)	1.37%	74%	$13,093
(0.21)	$12.28	28.46%	1.02% (d)	0.99% (c),(d)	1.91%	43%	$22,154
Columbia Diversified Equity Income Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R5
5/31/2017	$12.36	0.22	1.80	2.02	(0.22)	(0.23)
5/31/2016	$14.27	0.21	(0.43)	(0.22)	(0.30)	(1.39)
5/31/2015	$14.26	0.29	1.04	1.33	(0.22)	(1.10)
5/31/2014	$12.30	0.19	1.98	2.17	(0.21)	—
5/31/2013	$9.77	0.23	2.55	2.78	(0.25)	—
Class T(e)
5/31/2017	$12.37	0.18	1.79	1.97	(0.17)	(0.23)
5/31/2016	$14.28	0.17	(0.44)	(0.27)	(0.25)	(1.39)
5/31/2015	$14.27	0.23	1.05	1.28	(0.17)	(1.10)
5/31/2014	$12.31	0.16	1.97	2.13	(0.17)	—
5/31/2013	$9.78	0.19	2.55	2.74	(0.21)	—
Class Y
5/31/2017	$12.47	0.24	1.80	2.04	(0.22)	(0.23)
5/31/2016	$14.38	0.22	(0.44)	(0.22)	(0.30)	(1.39)
5/31/2015	$14.36	0.21	1.14	1.35	(0.23)	(1.10)
5/31/2014	$12.38	0.22	1.98	2.20	(0.22)	—
5/31/2013 (f)	$10.33	0.14	2.04	2.18	(0.13)	—
Class Z
5/31/2017	$12.34	0.20	1.80	2.00	(0.21)	(0.23)
5/31/2016	$14.25	0.20	(0.43)	(0.23)	(0.29)	(1.39)
5/31/2015	$14.24	0.27	1.04	1.31	(0.20)	(1.10)
5/31/2014	$12.28	0.18	1.98	2.16	(0.20)	—
5/31/2013	$9.76	0.22	2.54	2.76	(0.24)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(f)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Diversified Equity Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.45)	$13.93	16.53%	0.71%	0.71%	1.70%	31%	$38,168
(1.69)	$12.36	(0.98%)	0.71%	0.71%	1.64%	43%	$31,899
(1.32)	$14.27	9.73%	0.70%	0.70%	2.00%	48%	$29,830
(0.21)	$14.26	17.89%	0.69%	0.69%	1.48%	74%	$26,434
(0.25)	$12.30	28.95%	0.70% (d)	0.70% (d)	2.14%	43%	$83,244

(0.40)	$13.94	16.13%	1.04%	1.04% (c)	1.36%	31%	$3
(1.64)	$12.37	(1.37%)	1.07%	1.07% (c)	1.28%	43%	$2
(1.27)	$14.28	9.31%	1.10%	1.08% (c)	1.59%	48%	$3
(0.17)	$14.27	17.44%	1.07%	1.07% (c)	1.19%	74%	$3
(0.21)	$12.31	28.38%	1.11% (d)	1.08% (c),(d)	1.77%	43%	$4

(0.45)	$14.06	16.60%	0.67%	0.67%	1.87%	31%	$747
(1.69)	$12.47	(0.93%)	0.66%	0.66%	1.68%	43%	$403
(1.33)	$14.38	9.79%	0.64%	0.64%	1.42%	48%	$362
(0.22)	$14.36	17.99%	0.64%	0.64%	1.63%	74%	$20,127
(0.13)	$12.38	21.23%	0.64% (d),(g)	0.64% (d),(g)	2.24% (g)	43%	$3

(0.44)	$13.90	16.38%	0.79%	0.79% (c)	1.52%	31%	$210,649
(1.68)	$12.34	(1.08%)	0.79%	0.79% (c)	1.57%	43%	$17,788
(1.30)	$14.25	9.62%	0.80%	0.80% (c)	1.90%	48%	$20,150
(0.20)	$14.24	17.76%	0.84%	0.83% (c)	1.37%	74%	$15,733
(0.24)	$12.28	28.69%	0.89% (d)	0.83% (c),(d)	2.03%	43%	$54,418
Columbia Diversified Equity Income Fund | Annual Report 2017	21

Notes to Financial Statements
May 31, 2017
Note 1. Organization
Columbia Diversified Equity Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
22	Columbia Diversified Equity Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Diversified Equity Income Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
May 31, 2017
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
24	Columbia Diversified Equity Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2017 was 0.63% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to March 16, 2017 provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
Columbia Diversified Equity Income Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
May 31, 2017
the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I, prior to March 27, 2017 were, and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class and Class I and Class Y shares did not pay transfer agency fees.
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Class B	0.13
Class C	0.13
Class I	0.007 (a),(b)
Class K	0.053
Class R	0.13
Class R4	0.12
Class R5	0.054
Class T	0.16
Class Y	0.007
Class Z	0.12

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
26	Columbia Diversified Equity Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $100.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $7,451,000 and $628,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2017, if any, are listed below:
Amount ($)
Class A	788,266
Class B	65
Class C	3,132
Columbia Diversified Equity Income Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
May 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
Fee rates contractual through September 30, 2017
Class A	1.150%
Class B	1.900
Class C	1.900
Class K	1.100
Class R	1.400
Class R4	0.900
Class R5	0.850
Class T	1.150
Class Y	0.800
Class Z	0.900
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments and trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(672,378)	672,377	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
28	Columbia Diversified Equity Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
The tax character of distributions paid during the years indicated was as follows:
May 31, 2017			May 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
30,228,034	41,030,916	71,258,950	90,963,236	202,047,346	293,010,582
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,024,568	101,480,466	—	484,347,481
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,860,395,460	548,217,171	(63,869,690)	484,347,481
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $713,347,483 and $1,018,899,105, respectively, for the year ended May 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
Columbia Diversified Equity Income Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
May 31, 2017
The Fund had no borrowings during the year ended May 31, 2017.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At May 31, 2017, affiliated shareholders of record owned 84.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Diversified Equity Income Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Diversified Equity Income Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Diversified Equity Income Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
Columbia Diversified Equity Income Fund | Annual Report 2017	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$149,636,951
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Diversified Equity Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Diversified Equity Income Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
34	Columbia Diversified Equity Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Columbia Diversified Equity Income Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
36	Columbia Diversified Equity Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Diversified Equity Income Fund | Annual Report 2017	37

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
38	Columbia Diversified Equity Income Fund | Annual Report 2017

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Columbia Diversified Equity Income Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN138_05_G01_(07/17)

Annual Report
May 31, 2017
Columbia Small/Mid Cap Value Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Small/Mid Cap Value Fund   |  Annual Report 2017

Columbia Small/Mid Cap Value Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Small/Mid Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Jarl Ginsberg, CFA, CAIA
Co-manager
Managed Fund since 2013
Christian Stadlinger, Ph.D., CFA
Co-manager
Managed Fund since 2013
David Hoffman
Co-manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	16.38	12.35	4.62
	Including sales charges		9.72	11.03	4.00
Class B	Excluding sales charges	02/14/02	15.56	11.51	3.83
	Including sales charges		10.56	11.25	3.83
Class C	Excluding sales charges	02/14/02	15.58	11.49	3.83
	Including sales charges		14.58	11.49	3.83
Class K		02/14/02	16.55	12.48	4.78
Class R		12/11/06	16.20	12.06	4.34
Class R4		12/11/06	16.84	12.59	4.68
Class R5		12/11/06	16.81	12.76	5.03
Class T	Excluding sales charges	12/01/06	16.45	12.35	4.65
	Including sales charges		13.57	11.77	4.38
Class Y *		06/13/13	16.99	12.72	4.79
Class Z *		09/27/10	16.79	12.62	4.81
Russell 2500 Value Index			15.99	13.98	5.95
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. As of May 31, 2017, the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares and the Fund no longer accepts investments by new or existing investors in Class B shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Small/Mid Cap Value Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2007 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small/Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2017)
Albemarle Corp.	1.7
East West Bancorp, Inc.	1.6
Merit Medical Systems, Inc.	1.5
Barnes Group, Inc.	1.4
Pinnacle West Capital Corp.	1.4
E*TRADE Financial Corp.	1.4
Huntington Bancshares, Inc.	1.3
Zions Bancorporation	1.3
XPO Logistics, Inc.	1.3
Alexandria Real Estate Equities, Inc.	1.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2017)
Common Stocks	97.2
Money Market Funds	2.8
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2017)
Consumer Discretionary	10.5
Consumer Staples	1.9
Energy	6.5
Financials	23.1
Health Care	7.8
Industrials	13.6
Information Technology	11.0
Materials	7.3
Real Estate	12.6
Utilities	5.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Small/Mid Cap Value Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period ended May 31, 2017, the Fund’s Class A shares returned 16.38% excluding sales charges. The Fund outperformed its benchmark, the Russell 2500 Value Index, which returned 15.99% for the same time period. Fund performance was largely driven by stock selection. Sector allocation aided relative results as did stock selection in cyclical sectors, including industrials, materials and information technology.
U.S. equity markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance during the first half of the 12-month period, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential contest eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher in the second half of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence. Against this backdrop, small-cap value stocks were the market’s top performers.
In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate, the federal funds rate, by a quarter of a point to between 0.50% and 0.75%, its first such move in a year. In March 2017, the Fed again raised the target range of the federal funds rate to between 0.75% and 1.00%. The Fed signaled that it was prepared to raise rates more aggressively in 2017 on the heels of strong job gains and progress towards its 2.0% inflation target. After the Fed’s May meeting, Bloomberg estimated the probability of a June rate hike at 97.5%.
Contributors and detractors
Cyclical sectors enjoyed strong performance during the period, buoyed by the outcome of the November 2016 presidential election that raised expectations for higher economic growth and increased infrastructure spending. In the industrials sector, MasTec, an American multinational infrastructure engineering and construction business, demonstrated strong fundamentals in its communications infrastructure business and its oil and gas pipeline business, where building of wirelines and pipelines remained strong. Good project execution helped fuel optimism about the company’s prospects. As business improved for Barnes Group, an international aerospace and industrial manufacturer and services provider, profit margins rose, lifting its share price and benefiting Fund returns.
In the materials sector, a position in US Steel aided results, as pricing recovered early in 2017 on a solid outlook for U.S. demand. We sold the stock after it rose sharply, reaching our target price. The Fund also did well with an investment in Albermarle, a specialty chemical company whose product portfolio is weighted towards fuels/oil and global auto/electronics sales. Many of the company’s end markets showed signs of strength during the period, particularly lithium, which is difficult to extract and produce and in demand for use in batteries.
In the information technology sector, the Fund gained ground with positions in Kulicke & Soffa and Cirrus. Kulicke & Soffa, a leading provider of semiconductor packaging and electronic assembly solutions, was aided by strong semiconductor demand in several end-market applications. Cirrus benefited from its exposure to Apple’s iPhone audio parts.
Elsewhere in the portfolio Ariad Pharmaceuticals and packaged sandwich supplier AdvancePierre Foods were both significant contributors to Fund results. Both companies were acquired during the period and ultimately sold.
Although the consumer discretionary sector generated positive results for the Fund, the sector has come under pressure, especially in the retail segment, and we currently believe that its troubles do not seem likely to subside anytime soon. In that regard, Genesco was a disappointment for the Fund. The company’s Journey’s teen fashion division faced a difficult year-over-year sales comparison as a result of a weak retail sales environment, as well as under representation in the hottest fashion footware items. Commodity markets remained volatile, even though they were up off their 2016 bottom. That spelled trouble for energy holdings Carrizo, Whiting, Oasis, and Weatherford as a fickle market caused large displacements in stock prices, which we believe have the potential to normalize when the price of oil stabilizes.
Elsewhere in the portfolio, we lost ground on Avon Products, the direct sales cosmetics company, which stalled during the period. We decided that any turnaround would likely require a longer time horizon than we had originally estimated and exited the stock.
4	Columbia Small/Mid Cap Value Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
At period’s end
During the period, we raised the Fund’s exposure to the information technology sector from an underweight relative to the benchmark to an overweight. We added to health care holdings, which increased its overweight relative to the benchmark. At the end of the period, health care was the largest overweight in the portfolio. The Fund remained underweight in financials, specifically insurers and banks, and real estate investment trusts.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Small/Mid Cap Value Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 – May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,035.70	1,018.70	6.34	6.29	1.25
Class B	1,000.00	1,000.00	1,031.90	1,014.96	10.13	10.05	2.00
Class C	1,000.00	1,000.00	1,031.90	1,014.96	10.13	10.05	2.00
Class K	1,000.00	1,000.00	1,037.30	1,019.20	5.84	5.79	1.15
Class R	1,000.00	1,000.00	1,035.20	1,017.45	7.61	7.54	1.50
Class R4	1,000.00	1,000.00	1,037.70	1,019.95	5.08	5.04	1.00
Class R5	1,000.00	1,000.00	1,038.20	1,020.44	4.57	4.53	0.90
Class T (formerly Class W)	1,000.00	1,000.00	1,036.30	1,018.70	6.35	6.29	1.25
Class Y	1,000.00	1,000.00	1,039.10	1,020.69	4.32	4.28	0.85
Class Z	1,000.00	1,000.00	1,037.90	1,019.90	5.13	5.09	1.01
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Small/Mid Cap Value Fund | Annual Report 2017

Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.1%
Issuer	Shares	Value ($)
Consumer Discretionary 10.2%
Auto Components 1.7%
Cooper-Standard Holding, Inc.(a)	63,000	6,804,630
Motorcar Parts of America, Inc.(a)	235,000	6,831,450
Total		13,636,080
Diversified Consumer Services 0.6%
Grand Canyon Education, Inc.(a)	68,000	5,331,200
Hotels, Restaurants & Leisure 1.7%
Dave & Buster’s Entertainment, Inc.(a)	120,000	8,004,000
Red Robin Gourmet Burgers, Inc.(a)	86,000	6,198,450
Total		14,202,450
Household Durables 1.6%
D.R. Horton, Inc.	205,000	6,701,450
William Lyon Homes, Inc., Class A(a)	270,000	6,115,500
Total		12,816,950
Media 0.5%
AMC Entertainment Holdings, Inc., Class A	190,000	4,275,000
Specialty Retail 3.4%
Aaron’s, Inc.	160,000	5,843,200
Children’s Place, Inc. (The)	71,000	7,682,200
Genesco, Inc.(a)	120,000	4,464,000
Restoration Hardware Holdings, Inc.(a)	105,000	5,891,550
Staples, Inc.	425,000	3,859,000
Total		27,739,950
Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	300,000	6,195,000
Total Consumer Discretionary		84,196,630
Consumer Staples 1.8%
Food & Staples Retailing 0.6%
United Natural Foods, Inc.(a)	128,000	5,112,320
Food Products 1.2%
Hostess Brands, Inc.(a)	315,000	4,958,100
Post Holdings, Inc.(a)	61,000	4,900,740
Total		9,858,840
Total Consumer Staples		14,971,160
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 6.3%
Energy Equipment & Services 2.4%
Keane Group, Inc.(a)	340,000	5,229,200
Patterson-UTI Energy, Inc.	390,000	8,314,800
Weatherford International PLC(a)	1,250,000	6,000,000
Total		19,544,000
Oil, Gas & Consumable Fuels 3.9%
Aegean Marine Petroleum Network, Inc.	560,000	2,576,000
Arch Coal, Inc.	64,000	4,529,280
Carrizo Oil & Gas, Inc.(a)	255,000	5,594,700
Newfield Exploration Co.(a)	180,000	5,846,400
Oasis Petroleum, Inc.(a)	405,000	3,952,800
PBF Energy, Inc., Class A	190,000	3,670,800
WPX Energy, Inc.(a)	570,000	6,167,400
Total		32,337,380
Total Energy		51,881,380
Financials 22.4%
Banks 11.0%
Bank of the Ozarks, Inc.	144,800	6,400,160
Customers Bancorp, Inc.(a)	315,000	8,804,250
East West Bancorp, Inc.	240,000	13,135,200
First Republic Bank	83,000	7,644,300
Hancock Holding Co.	173,000	7,992,600
Hope Bancorp, Inc.	415,000	7,225,150
Huntington Bancshares, Inc.	855,000	10,721,700
Popular, Inc.	225,000	8,370,000
Prosperity Bancshares, Inc.	150,000	9,396,000
Zions Bancorporation	266,000	10,658,620
Total		90,347,980
Capital Markets 3.7%
E*TRADE Financial Corp.(a)	315,000	10,902,150
Evercore Partners, Inc., Class A	50,000	3,390,000
Houlihan Lokey, Inc.	171,000	5,740,470
Moelis & Co., ADR, Class A	164,273	5,765,982
Stifel Financial Corp.(a)	105,000	4,476,150
Total		30,274,752

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 1.7%
Encore Capital Group, Inc.(a)	183,000	6,624,600
SLM Corp.(a)	715,000	7,428,850
Total		14,053,450
Insurance 3.5%
American Equity Investment Life Holding Co.	300,000	7,518,000
Assured Guaranty Ltd.	92,000	3,593,520
Athene Holding Ltd., Class A(a)	150,000	7,392,000
CNO Financial Group, Inc.	347,200	7,114,128
MBIA, Inc.(a)	450,000	3,685,500
Total		29,303,148
Thrifts & Mortgage Finance 2.5%
BofI Holding, Inc.(a)	216,900	4,815,180
Flagstar Bancorp, Inc.(a)	265,000	7,655,850
MGIC Investment Corp.(a)	775,000	8,199,500
Total		20,670,530
Total Financials		184,649,860
Health Care 7.6%
Health Care Equipment & Supplies 3.4%
Merit Medical Systems, Inc.(a)	335,772	11,919,906
Teleflex, Inc.	48,500	9,700,970
Wright Medical Group NV(a)	235,000	6,279,200
Total		27,900,076
Health Care Providers & Services 3.2%
Almost Family, Inc.(a)	127,782	7,334,687
Envision Healthcare Corp.(a)	160,000	8,737,600
Molina Healthcare, Inc.(a)	87,000	5,617,590
Tenet Healthcare Corp.(a)	280,000	4,631,200
Total		26,321,077
Life Sciences Tools & Services 1.0%
Patheon NV(a)	228,000	7,913,880
Total Health Care		62,135,033
Industrials 13.2%
Air Freight & Logistics 1.3%
XPO Logistics, Inc.(a)	200,000	10,520,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 1.7%
Alaska Air Group, Inc.	107,000	9,314,350
Skywest, Inc.	145,000	4,973,500
Total		14,287,850
Building Products 0.7%
Apogee Enterprises, Inc.	110,000	5,860,800
Commercial Services & Supplies 2.2%
ABM Industries, Inc.	192,000	8,263,680
Deluxe Corp.	147,000	10,019,520
Total		18,283,200
Construction & Engineering 2.7%
Granite Construction, Inc.	165,000	7,731,900
Jacobs Engineering Group, Inc.	125,000	6,552,500
MasTec, Inc.(a)	180,000	7,632,000
Total		21,916,400
Machinery 3.3%
Barnes Group, Inc.	200,000	11,318,000
Kennametal, Inc.	225,000	8,655,750
Oshkosh Corp.	87,000	5,491,440
REV Group, Inc.	71,844	1,929,012
Total		27,394,202
Trading Companies & Distributors 1.3%
Neff Corp. Class A(a),(b)	389,000	6,613,000
Triton International Ltd.	140,000	3,922,800
Total		10,535,800
Total Industrials		108,798,252
Information Technology 10.7%
Communications Equipment 0.9%
Oclaro, Inc.(a)	870,000	7,725,600
Electronic Equipment, Instruments & Components 0.8%
TTM Technologies, Inc.(a)	420,000	6,820,800
IT Services 0.8%
Booz Allen Hamilton Holdings Corp.	155,000	6,113,200
Semiconductors & Semiconductor Equipment 6.9%
Brooks Automation, Inc.	300,000	8,265,000
Cirrus Logic, Inc.(a)	88,000	5,803,600
Cypress Semiconductor Corp.	560,000	7,834,400

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small/Mid Cap Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Ichor Holdings Ltd.(a)	180,000	4,226,400
Kulicke & Soffa Industries, Inc.(a)	315,000	6,977,250
Marvell Technology Group Ltd.	570,000	9,826,800
ON Semiconductor Corp.(a)	440,000	6,811,200
Qorvo, Inc.(a)	93,000	7,249,350
Total		56,994,000
Software 1.3%
Ebix, Inc.	50,000	2,767,500
Take-Two Interactive Software, Inc.(a)	103,000	7,904,220
Total		10,671,720
Total Information Technology		88,325,320
Materials 7.1%
Chemicals 5.5%
Albemarle Corp.	118,000	13,404,800
Cabot Corp.	80,000	4,178,400
Huntsman Corp.	337,000	8,054,300
Olin Corp.	290,000	8,508,600
Orion Engineered Carbons SA	315,485	5,505,213
Platform Specialty Products Corp.(a)	420,000	5,241,600
Total		44,892,913
Metals & Mining 1.0%
Alcoa Corp.	245,000	8,070,300
Paper & Forest Products 0.6%
KapStone Paper and Packaging Corp.	250,000	5,282,500
Total Materials		58,245,713
Real Estate 12.2%
Equity Real Estate Investment Trusts (REITS) 12.2%
Alexandria Real Estate Equities, Inc.	87,000	10,151,160
American Assets Trust, Inc.	202,000	7,888,100
Chesapeake Lodging Trust	205,000	4,725,250
First Industrial Realty Trust, Inc.	320,000	9,241,600
Highwoods Properties, Inc.	155,000	7,812,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Hospitality Properties Trust	245,000	7,085,400
Hudson Pacific Properties, Inc.	210,000	6,879,600
Mack-Cali Realty Corp.	290,000	7,716,900
Mid-America Apartment Communities, Inc.	76,000	7,747,440
PS Business Parks, Inc.	79,000	9,976,120
QTS Realty Trust Inc., Class A	172,000	8,981,840
Sun Communities, Inc.	89,000	7,666,460
Tanger Factory Outlet Centers, Inc.	180,000	4,690,800
Total		100,562,670
Total Real Estate		100,562,670
Utilities 5.6%
Electric Utilities 1.4%
Pinnacle West Capital Corp.	124,000	10,955,400
Gas Utilities 3.3%
New Jersey Resources Corp.	225,000	9,427,500
South Jersey Industries, Inc.	270,000	9,830,700
Southwest Gas Corp.	100,000	7,957,000
Total		27,215,200
Multi-Utilities 0.9%
CMS Energy Corp.	160,000	7,585,600
Total Utilities		45,756,200
Total Common Stocks (Cost $652,553,308)		799,522,218

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.916%(b),(c)	23,075,602	23,075,602
Total Money Market Funds (Cost $23,074,382)		23,075,602
Total Investments (Cost: $675,627,690)		822,597,820
Other Assets & Liabilities, Net		1,057,143
Net Assets		823,654,963

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
May 31, 2017
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.916%	11,157,656	286,041,493	(274,123,547)	23,075,602	(751)	121,960	23,075,602
Neff Corp. Class A *	540,549	14,000	(165,549)	389,000	34,292	—	6,613,000
Total	11,698,205	286,055,493	(274,289,096)	23,464,602	33,541	121,960	29,688,602

*	Issuer was not an affiliate for the entire period ended May 31, 2017.

(c)	The rate shown is the seven-day current annualized yield at May 31, 2017.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small/Mid Cap Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	84,196,630	—	—	—	84,196,630
Consumer Staples	14,971,160	—	—	—	14,971,160
Energy	51,881,380	—	—	—	51,881,380
Financials	184,649,860	—	—	—	184,649,860
Health Care	62,135,033	—	—	—	62,135,033
Industrials	108,798,252	—	—	—	108,798,252
Information Technology	88,325,320	—	—	—	88,325,320
Materials	58,245,713	—	—	—	58,245,713
Real Estate	100,562,670	—	—	—	100,562,670
Utilities	45,756,200	—	—	—	45,756,200
Total Common Stocks	799,522,218	—	—	—	799,522,218
Money Market Funds	—	—	—	23,075,602	23,075,602
Total Investments	799,522,218	—	—	23,075,602	822,597,820
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2017	11

Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$646,674,973
Affiliated issuers, at cost	28,952,717
Total investments, at cost	675,627,690
Investments, at value
Unaffiliated issuers, at value	792,909,218
Affiliated issuers, at value	29,688,602
Total investments, at value	822,597,820
Receivable for:
Investments sold	3,247,553
Capital shares sold	949,389
Dividends	672,381
Prepaid expenses	566
Total assets	827,467,709
Liabilities
Payable for:
Investments purchased	2,010,325
Capital shares purchased	1,477,200
Management services fees	18,125
Distribution and/or service fees	4,848
Transfer agent fees	98,809
Plan administration fees	7,990
Compensation of board members	122,215
Other expenses	73,234
Total liabilities	3,812,746
Net assets applicable to outstanding capital stock	$823,654,963
Represented by
Paid in capital	612,472,443
Excess of distributions over net investment income	(120,884)
Accumulated net realized gain	64,333,274
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	146,234,245
Investments - affiliated issuers	735,885
Total - representing net assets applicable to outstanding capital stock	$823,654,963
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small/Mid Cap Value Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
May 31, 2017
Class A
Net assets	$569,969,467
Shares outstanding	57,272,395
Net asset value per share	$9.95
Maximum offering price per share(a)	$10.56
Class B
Net assets	$2,347,577
Shares outstanding	259,141
Net asset value per share	$9.06
Class C
Net assets	$28,116,310
Shares outstanding	3,106,525
Net asset value per share	$9.05
Class K
Net assets	$33,455,215
Shares outstanding	3,325,950
Net asset value per share	$10.06
Class R
Net assets	$6,342,916
Shares outstanding	649,202
Net asset value per share	$9.77
Class R4
Net assets	$15,800,486
Shares outstanding	1,583,459
Net asset value per share	$9.98
Class R5
Net assets	$37,488,922
Shares outstanding	3,702,889
Net asset value per share	$10.12
Class T(b)
Net assets	$2,441
Shares outstanding	243
Net asset value per share	$10.05
Maximum offering price per share(c)	$10.31
Class Y
Net assets	$1,470,931
Shares outstanding	147,425
Net asset value per share	$9.98
Class Z
Net assets	$128,660,698
Shares outstanding	12,606,885
Net asset value per share	$10.21

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2017	13

Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$11,241,488
Dividends — affiliated issuers	121,960
Foreign taxes withheld	(38,055)
Total income	11,325,393
Expenses:
Management services fees	6,791,447
Distribution and/or service fees
Class A	1,654,572
Class B	39,960
Class C	301,305
Class R	35,022
Class T(a)	6
Transfer agent fees
Class A	1,062,077
Class B	6,433
Class C	48,328
Class K	21,304
Class R	11,240
Class R4	26,082
Class R5	20,241
Class T(a)	4
Class Y	130
Class Z	78,878
Plan administration fees
Class K	101,553
Compensation of board members	37,495
Custodian fees	22,610
Printing and postage fees	116,891
Registration fees	141,713
Audit fees	31,018
Legal fees	13,490
Compensation of chief compliance officer	181
Other	26,564
Total expenses	10,588,544
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,566)
Expense reduction	(80)
Total net expenses	10,584,898
Net investment income	740,495
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	90,303,179
Investments — affiliated issuers	33,541
Net realized gain	90,336,720
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	35,106,089
Investments — affiliated issuers	3,833,231
Net change in unrealized appreciation (depreciation)	38,939,320
Net realized and unrealized gain	129,276,040
Net increase in net assets resulting from operations	$130,016,535

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small/Mid Cap Value Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended May 31, 2017	Year Ended May 31, 2016
Operations
Net investment income	$740,495	$2,126,068
Net realized gain (loss)	90,336,720	(5,562,143)
Net change in unrealized appreciation (depreciation)	38,939,320	(102,101,156)
Net increase (decrease) in net assets resulting from operations	130,016,535	(105,537,231)
Distributions to shareholders
Net investment income
Class A	(1,691,860)	—
Class I(a)	(17)	—
Class K	(144,048)	—
Class R	(1,959)	—
Class R4	(76,995)	—
Class R5	(228,755)	—
Class T(b)	(6)	—
Class Y	(11,755)	—
Class Z	(124,433)	—
Net realized gains
Class A	—	(43,876,297)
Class B	—	(504,291)
Class C	—	(2,029,359)
Class I(a)	—	(146)
Class K	—	(4,041,546)
Class R	—	(519,770)
Class R4	—	(712,831)
Class R5	—	(2,455,008)
Class T(b)	—	(128)
Class Y	—	(3,879)
Class Z	—	(1,428,685)
Total distributions to shareholders	(2,279,828)	(55,571,940)
Decrease in net assets from capital stock activity	(152,144,978)	(120,557,469)
Total decrease in net assets	(24,408,271)	(281,666,640)
Net assets at beginning of year	848,063,234	1,129,729,874
Net assets at end of year	$823,654,963	$848,063,234
Undistributed (excess of distributions over) net investment income	$(120,884)	$512,116

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	2,254,728	21,688,097	4,532,648	41,140,535
Distributions reinvested	169,073	1,685,655	5,260,276	43,449,881
Redemptions	(25,315,276)	(243,949,409)	(18,025,887)	(157,939,097)
Net decrease	(22,891,475)	(220,575,657)	(8,232,963)	(73,348,681)
Class B
Subscriptions	2,027	17,903	3,984	34,189
Distributions reinvested	—	—	65,079	493,298
Redemptions (a)	(413,465)	(3,591,294)	(914,433)	(7,664,421)
Net decrease	(411,438)	(3,573,391)	(845,370)	(7,136,934)
Class C
Subscriptions	259,948	2,300,873	585,668	4,848,140
Distributions reinvested	—	—	260,145	1,969,300
Redemptions	(1,031,385)	(8,968,205)	(758,646)	(5,996,584)
Net increase (decrease)	(771,437)	(6,667,332)	87,167	820,856
Class I(b)
Redemptions	(276)	(2,841)	—	—
Net decrease	(276)	(2,841)	—	—
Class K
Subscriptions	508,293	4,897,743	740,842	6,631,933
Distributions reinvested	14,304	144,038	484,580	4,041,397
Redemptions	(2,512,124)	(24,102,591)	(4,583,547)	(39,548,772)
Net decrease	(1,989,527)	(19,060,810)	(3,358,125)	(28,875,442)
Class R
Subscriptions	162,623	1,541,086	242,524	2,142,759
Distributions reinvested	183	1,795	58,683	476,502
Redemptions	(394,405)	(3,678,988)	(398,537)	(3,301,198)
Net decrease	(231,599)	(2,136,107)	(97,330)	(681,937)
Class R4
Subscriptions	977,410	9,350,052	769,268	6,505,857
Distributions reinvested	7,715	76,995	86,299	712,831
Redemptions	(1,007,099)	(9,872,622)	(701,348)	(6,131,063)
Net increase (decrease)	(21,974)	(445,575)	154,219	1,087,625
Class R5
Subscriptions	1,383,871	13,137,737	1,624,751	14,412,176
Distributions reinvested	17,103	173,249	223,007	1,868,802
Redemptions	(1,825,988)	(17,667,461)	(2,952,470)	(26,824,333)
Net decrease	(425,014)	(4,356,475)	(1,104,712)	(10,543,355)
Class Y(b)
Subscriptions	183,950	1,665,975	83,934	658,967
Distributions reinvested	1,176	11,741	454	3,747
Redemptions	(126,283)	(1,245,155)	(1,658)	(15,086)
Net increase	58,843	432,561	82,730	647,628
Class Z
Subscriptions	12,740,101	130,316,598	432,397	3,883,599
Distributions reinvested	11,575	118,186	129,971	1,098,257
Redemptions	(2,642,604)	(26,194,135)	(854,574)	(7,509,085)
Net increase (decrease)	10,109,072	104,240,649	(292,206)	(2,527,229)
Total net decrease	(16,574,825)	(152,144,978)	(13,606,590)	(120,557,469)

(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small/Mid Cap Value Fund | Annual Report 2017

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Columbia Small/Mid Cap Value Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
5/31/2017	$8.57	0.01	1.39	1.40	(0.02)	—
5/31/2016	$10.03	0.02	(0.95)	(0.93)	—	(0.53)
5/31/2015	$10.81	(0.01)	0.84	0.83	—	(1.61)
5/31/2014	$10.08	0.01	1.62	1.63	(0.11)	(0.79)
5/31/2013	$7.59	0.07	2.46	2.53	(0.04)	—
Class B
5/31/2017	$7.84	(0.06)	1.28	1.22	—	—
5/31/2016	$9.30	(0.05)	(0.88)	(0.93)	—	(0.53)
5/31/2015	$10.21	(0.08)	0.78	0.70	—	(1.61)
5/31/2014	$9.60	(0.06)	1.53	1.47	(0.07)	(0.79)
5/31/2013	$7.24	0.01	2.35	2.36	—	—
Class C
5/31/2017	$7.83	(0.06)	1.28	1.22	—	—
5/31/2016	$9.29	(0.04)	(0.89)	(0.93)	—	(0.53)
5/31/2015	$10.20	(0.08)	0.78	0.70	—	(1.61)
5/31/2014	$9.59	(0.07)	1.54	1.47	(0.07)	(0.79)
5/31/2013	$7.24	0.01	2.34	2.35	—	—
Class K
5/31/2017	$8.66	0.02	1.41	1.43	(0.03)	—
5/31/2016	$10.12	0.03	(0.96)	(0.93)	—	(0.53)
5/31/2015	$10.88	0.01	0.84	0.85	(0.00) (d)	(1.61)
5/31/2014	$10.14	0.03	1.63	1.66	(0.13)	(0.79)
5/31/2013	$7.64	0.08	2.47	2.55	(0.05)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small/Mid Cap Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.02)	$9.95	16.38%	1.25%	1.25% (c)	0.08%	57%	$569,969
(0.53)	$8.57	(9.09%)	1.25%	1.25% (c)	0.22%	69%	$686,606
(1.61)	$10.03	8.58%	1.25%	1.25% (c)	(0.05%)	50%	$886,673
(0.90)	$10.81	16.73%	1.26%	1.25% (c)	0.10%	110%	$976,436
(0.04)	$10.08	33.47%	1.31%	1.23% (c)	0.81%	40%	$932,556

—	$9.06	15.56%	2.00%	2.00% (c)	(0.66%)	57%	$2,348
(0.53)	$7.84	(9.82%)	2.00%	2.00% (c)	(0.56%)	69%	$5,255
(1.61)	$9.30	7.76%	2.00%	2.00% (c)	(0.80%)	50%	$14,096
(0.86)	$10.21	15.78%	2.01%	2.00% (c)	(0.65%)	110%	$24,381
—	$9.60	32.60%	2.05%	1.97% (c)	0.11%	40%	$38,621

—	$9.05	15.58%	2.00%	2.00% (c)	(0.67%)	57%	$28,116
(0.53)	$7.83	(9.83%)	2.00%	2.00% (c)	(0.52%)	69%	$30,361
(1.61)	$9.29	7.77%	2.00%	2.00% (c)	(0.80%)	50%	$35,212
(0.86)	$10.20	15.79%	2.01%	2.00% (c)	(0.66%)	110%	$36,115
—	$9.59	32.46%	2.06%	1.98% (c)	0.07%	40%	$32,119

(0.03)	$10.06	16.55%	1.15%	1.15%	0.19%	57%	$33,455
(0.53)	$8.66	(9.00%)	1.14%	1.14%	0.34%	69%	$46,011
(1.61)	$10.12	8.75%	1.11%	1.11%	0.10%	50%	$87,765
(0.92)	$10.88	16.90%	1.09%	1.09%	0.28%	110%	$155,551
(0.05)	$10.14	33.53%	1.10%	1.08%	0.97%	40%	$202,420
Columbia Small/Mid Cap Value Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R
5/31/2017	$8.41	(0.02) (d)	1.38	1.36	(0.00) (d)	—
5/31/2016	$9.89	(0.00) (d)	(0.95)	(0.95)	—	(0.53)
5/31/2015	$10.70	(0.03)	0.83	0.80	—	(1.61)
5/31/2014	$9.99	(0.02)	1.61	1.59	(0.09)	(0.79)
5/31/2013	$7.52	0.05	2.43	2.48	(0.01)	—
Class R4
5/31/2017	$8.58	0.03	1.41	1.44	(0.04)	—
5/31/2016	$10.03	0.04	(0.96)	(0.92)	—	(0.53)
5/31/2015	$10.79	0.02	0.84	0.86	(0.01)	(1.61)
5/31/2014	$10.06	0.04	1.61	1.65	(0.13)	(0.79)
5/31/2013	$7.56	0.08	2.45	2.53	(0.03)	—
Class R5
5/31/2017	$8.71	0.04	1.42	1.46	(0.05)	—
5/31/2016	$10.15	0.05	(0.96)	(0.91)	—	(0.53)
5/31/2015	$10.90	0.03	0.85	0.88	(0.02)	(1.61)
5/31/2014	$10.16	0.06	1.62	1.68	(0.15)	(0.79)
5/31/2013	$7.65	0.11	2.47	2.58	(0.07)	—
Class T(e)
5/31/2017	$8.65	0.01	1.41	1.42	(0.02)	—
5/31/2016	$10.12	0.02	(0.96)	(0.94)	—	(0.53)
5/31/2015	$10.89	(0.00) (d)	0.84	0.84	—	(1.61)
5/31/2014	$10.15	0.01	1.63	1.64	(0.11)	(0.79)
5/31/2013	$7.65	0.07	2.47	2.54	(0.04)	—
Class Y
5/31/2017	$8.58	0.05	1.41	1.46	(0.06)	—
5/31/2016	$10.01	0.06	(0.96)	(0.90)	—	(0.53)
5/31/2015	$10.77	0.04	0.83	0.87	(0.02)	(1.61)
5/31/2014 (f)	$10.08	0.04	1.59	1.63	(0.15)	(0.79)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small/Mid Cap Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.00) (d)	$9.77	16.20%	1.50%	1.50% (c)	(0.17%)	57%	$6,343
(0.53)	$8.41	(9.43%)	1.50%	1.50% (c)	(0.03%)	69%	$7,409
(1.61)	$9.89	8.37%	1.50%	1.50% (c)	(0.30%)	50%	$9,670
(0.88)	$10.70	16.42%	1.51%	1.50% (c)	(0.15%)	110%	$12,245
(0.01)	$9.99	33.07%	1.56%	1.47% (c)	0.59%	40%	$12,641

(0.04)	$9.98	16.84%	1.00%	1.00% (c)	0.33%	57%	$15,800
(0.53)	$8.58	(8.98%)	1.00%	1.00% (c)	0.49%	69%	$13,780
(1.62)	$10.03	8.90%	1.00%	1.00% (c)	0.22%	50%	$14,552
(0.92)	$10.79	16.95%	1.01%	1.00% (c)	0.36%	110%	$25,924
(0.03)	$10.06	33.59%	1.18%	1.15%	0.93%	40%	$29,093

(0.05)	$10.12	16.81%	0.90%	0.90%	0.43%	57%	$37,489
(0.53)	$8.71	(8.77%)	0.89%	0.89%	0.58%	69%	$35,946
(1.63)	$10.15	8.99%	0.86%	0.86%	0.33%	50%	$53,124
(0.94)	$10.90	17.12%	0.84%	0.84%	0.53%	110%	$121,576
(0.07)	$10.16	33.98%	0.85%	0.83%	1.22%	40%	$228,714

(0.02)	$10.05	16.45%	1.25%	1.25% (c)	0.07%	57%	$2
(0.53)	$8.65	(9.10%)	1.25%	1.25% (c)	0.24%	69%	$2
(1.61)	$10.12	8.62%	1.24%	1.24% (c)	(0.04%)	50%	$2
(0.90)	$10.89	16.73%	1.24%	1.24% (c)	0.14%	110%	$3
(0.04)	$10.15	33.37%	1.28%	1.22% (c)	0.80%	40%	$5

(0.06)	$9.98	16.99%	0.85%	0.85%	0.48%	57%	$1,471
(0.53)	$8.58	(8.80%)	0.85%	0.85%	0.72%	69%	$760
(1.63)	$10.01	9.04%	0.81%	0.81%	0.35%	50%	$59
(0.94)	$10.77	16.73%	0.79% (g)	0.78% (g)	0.37% (g)	110%	$7,031
Columbia Small/Mid Cap Value Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
5/31/2017	$8.78	0.03	1.44	1.47	(0.04)	—
5/31/2016	$10.24	0.04	(0.97)	(0.93)	—	(0.53)
5/31/2015	$10.99	0.02	0.85	0.87	(0.01)	(1.61)
5/31/2014	$10.23	0.04	1.65	1.69	(0.14)	(0.79)
5/31/2013	$7.71	0.09	2.50	2.59	(0.07)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(f)	Class Y shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Small/Mid Cap Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.04)	$10.21	16.79%	1.02%	1.01% (c)	0.31%	57%	$128,661
(0.53)	$8.78	(8.89%)	1.00%	1.00% (c)	0.48%	69%	$21,929
(1.62)	$10.24	8.82%	1.00%	1.00% (c)	0.20%	50%	$28,575
(0.93)	$10.99	17.04%	1.01%	1.00% (c)	0.36%	110%	$31,909
(0.07)	$10.23	33.70%	1.06%	0.97% (c)	1.07%	40%	$97,298
Columbia Small/Mid Cap Value Fund | Annual Report 2017	23

Notes to Financial Statements
May 31, 2017
Note 1. Organization
Columbia Small/Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
24	Columbia Small/Mid Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Small/Mid Cap Value Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
May 31, 2017
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
26	Columbia Small/Mid Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2017 was 0.80% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to March 16, 2017 provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Columbia Small/Mid Cap Value Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
May 31, 2017
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I, prior to March 27, 2017 were, and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class and Class I and Class Y shares did not pay transfer agency fees.
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Class B	0.16
Class C	0.16
Class I	0.001 (a),(b)
Class K	0.052
Class R	0.16
Class R4	0.16
Class R5	0.053
Class T	0.16
Class Y	0.008
Class Z	0.16

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $80.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
28	Columbia Small/Mid Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,553,000 and $320,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2017, if any, are listed below:
Amount ($)
Class A	226,834
Class C	1,698
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
Fee rates contractual through September 30, 2017
Class A	1.26%
Class B	2.01
Class C	2.01
Class K	1.19
Class R	1.51
Class R4	1.01
Class R5	0.94
Class T	1.26
Class Y	0.89
Class Z	1.01
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of
Columbia Small/Mid Cap Value Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
May 31, 2017
Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distribution reclassifications and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
906,333	(906,333)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
May 31, 2017			May 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
1,912,289	367,539	2,279,828	100,227	55,471,713	55,571,940
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	66,244,455	—	145,058,949
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
677,538,871	175,275,181	(30,216,232)	145,058,949
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $471,288,801 and $632,232,872, respectively, for the year ended May 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
30	Columbia Small/Mid Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2017.
Note 8. Significant risks
Shareholder concentration risk
At May 31, 2017, affiliated shareholders of record owned 73.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Columbia Small/Mid Cap Value Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
May 31, 2017
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Small/Mid Cap Value Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Small/Mid Cap Value Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small/Mid Cap Value Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
Columbia Small/Mid Cap Value Fund | Annual Report 2017	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
59.89%	59.89%	$69,942,594
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Columbia Small/Mid Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Small/Mid Cap Value Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
36	Columbia Small/Mid Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Columbia Small/Mid Cap Value Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
38	Columbia Small/Mid Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Small/Mid Cap Value Fund | Annual Report 2017	39

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
40	Columbia Small/Mid Cap Value Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Small/Mid Cap Value Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN198_05_G01_(07/17)

Annual Report
May 31, 2017
Columbia U.S. Government Mortgage Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia U.S. Government Mortgage Fund   |  Annual Report 2017

Columbia U.S. Government Mortgage Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia U.S. Government Mortgage Fund (the Fund) seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-manager
Managed Fund since 2009
Tom Heuer, CFA
Co-manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended May 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	2.56	2.64	4.76
	Including sales charges		-0.52	2.03	4.45
Class B	Excluding sales charges	02/14/02	1.98	1.88	3.99
	Including sales charges		-3.02	1.51	3.99
Class C	Excluding sales charges	02/14/02	1.80	1.88	3.99
	Including sales charges		0.80	1.88	3.99
Class K		02/14/02	2.65	2.72	5.04
Class R *		03/01/16	2.50	2.35	4.43
Class R4 *		11/08/12	3.01	2.87	4.88
Class R5 *		11/08/12	2.90	2.95	4.92
Class T *	Excluding sales charges	06/18/12	2.55	2.67	4.75
	Including sales charges		0.00	2.17	4.48
Class Y *		10/01/14	3.16	2.89	4.89
Class Z *		09/27/10	3.01	2.90	4.96
Bloomberg Barclays U.S. Mortgage-Backed Securities Index			1.16	2.10	4.30
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. As of May 31, 2017, the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares and the Fund no longer accepts investments by new or existing investors in Class B shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2007 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2017)
Asset-Backed Securities — Non-Agency	5.0
Commercial Mortgage-Backed Securities - Agency	0.6
Commercial Mortgage-Backed Securities - Non-Agency	4.0
Money Market Funds	0.0 (a)
Options Purchased Calls	0.1
Options Purchased Puts	0.1
Repurchase Agreements	2.4
Residential Mortgage-Backed Securities - Agency	77.4
Residential Mortgage-Backed Securities - Non-Agency	10.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2017)
AAA rating	80.0
AA rating	0.4
A rating	2.1
BBB rating	2.7
BB rating	2.4
B rating	0.7
CCC rating	0.0 (a)
Not rated	11.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia U.S. Government Mortgage Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2017, the Fund’s Class A shares returned 2.56% excluding sales charges. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, which returned 1.16% over the same time period. Positive contributions to the Fund’s performance included positioning with respect to overall portfolio duration and corresponding interest rate sensitivity, as well as out-of-benchmark exposure to credit-oriented securitized asset classes.
Interest rates rose in wake of U.S. elections
For most of the 12-month period ended May 31, 2017, the U.S. economy experienced positive economic growth sufficient to support steady gains in employment and modest wage increases. Consumer balance sheets were further bolstered by continued low mortgage rates, which have driven housing market appreciation and been a primary factor in allowing household debt coverage ratios to reach their most favorable levels in decades. The strong domestic fundamentals unfolded against a global economic backdrop that featured an improved China growth outlook and a stabilization in prices for oil and other commodities.
The period saw the U.S. Federal Reserve (Fed) modestly increase its benchmark short-term lending rate twice, at its December 2016 and March 2017 meetings. Longer term Treasury yields spiked in the wake of the November 2016 U.S. elections, as markets anticipated pro-growth policies under unified Republican control of government. For the full 12 months, yields rose along the length of the Treasury curve, with the most significant increases on shorter maturities as investors positioned for continued Fed policy normalization. With lending rates coming off their lows, mortgage prepayments remained subdued over the period despite rising home values and some loosening in underwriting standards. For the 12 months, returns for agency mortgage-backed securities (MBS), which are the primary constituent of the Fund’s benchmark, were essentially flat to comparable duration Treasuries.
Duration stance, allocations within securitized assets added to results
Throughout the period, at least 80% of the Fund’s net assets were invested in agency MBS. Returns for the segment were broadly muted as the market anticipated the Fed removing a source of support as it discontinues its reinvestment of agency MBS principal payments. The Fund’s positioning within the segment was essentially a neutral factor in performance relative to the benchmark.
The Fund’s tactical positioning with respect to overall portfolio duration and corresponding interest rate sensitivity contributed positively to performance versus the benchmark. In particular, the Fund entered the period with a below-benchmark duration, helping performance as interest rates rose on economic strengthening and the outlook on Fed policy. As rates rose in the aftermath of the presidential election, the Fund increased its duration, benefiting performance once expectations stabilized and rates partially retraced their climb.
The Fund held an out-of-benchmark allocation in non-agency MBS. As these mortgages lack any backing, explicit or implicit, from the federal government, their values are more dependent on the health of the housing market than is the case with agency mortgages. This allocation added to performance as non-agency MBS were supported over the period by continued strengthening in housing, as well as ongoing low supply of new issues. Modest allocations to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) added to relative performance as well, as both segments were bolstered by the improvement in consumer balance sheets.
The Fund used three types of derivative securities investments during the period to control risks. We invested in Treasury futures contracts to reduce the risk that rising interest rates would undermine prices of securities in the portfolio. We also invested in options on interest rate swaps both to reduce the risk of rising interest rates and to protect against market volatility. Finally, we utilized credit default swap options in order to manage credit risk. The Fund’s use of derivatives had a modest impact on results.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. Government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default
4	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
risk. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 — May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,025.70	1,020.44	4.55	4.53	0.90
Class B	1,000.00	1,000.00	1,023.70	1,016.70	8.32	8.30	1.65
Class C	1,000.00	1,000.00	1,021.80	1,016.70	8.32	8.30	1.65
Class K	1,000.00	1,000.00	1,026.10	1,020.84	4.14	4.13	0.82
Class R	1,000.00	1,000.00	1,024.50	1,019.20	5.80	5.79	1.15
Class R4	1,000.00	1,000.00	1,027.00	1,021.69	3.28	3.28	0.65
Class R5	1,000.00	1,000.00	1,027.40	1,022.09	2.88	2.87	0.57
Class T (formerly Class W)	1,000.00	1,000.00	1,025.60	1,020.44	4.55	4.53	0.90
Class Y	1,000.00	1,000.00	1,029.60	1,022.34	2.63	2.62	0.52
Class Z	1,000.00	1,000.00	1,027.00	1,021.69	3.28	3.28	0.65
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
6	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 6.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ALM XIX Ltd.(a),(b)
Series 2016-19A Class B
07/15/2028	4.023%	4,000,000	4,038,452
Carlyle Global Market Strategies CLO(a),(b)
Series 2013-1A Class B
02/14/2025	4.282%	6,300,000	6,307,913
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2016-1A Class C
04/20/2027	6.056%	3,000,000	3,038,715
Conn Funding II LP(a)
Series 2017-A Class B
05/15/2020	5.110%	5,700,000	5,726,934
Conn’s Receivables Funding LLC(a)
Series 2016-B Class A
10/15/2018	3.730%	2,916,657	2,921,980
Series 2016-B Class B
03/15/2019	7.340%	7,500,000	7,662,204
Subordinated, Series 2016-A Class B
08/15/2018	8.960%	3,790,880	3,818,410
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class ER
10/15/2028	8.698%	5,000,000	5,090,145
Hertz Vehicle Financing LLC(a)
Series 2016-4A Class A
07/25/2022	2.650%	20,000,000	19,562,340
Madison Park Funding Ltd.(a),(b)
Series 2015-18A Class C
10/21/2026	4.156%	7,000,000	7,015,988
Marlette Funding Trust(a)
Series 2017-1A Class A
03/15/2024	2.827%	13,985,894	14,013,552
Nomad CLO Ltd.(a),(b)
Series 2013-1A Class B
01/15/2025	4.108%	10,000,000	10,004,400
Octagon Investment Partners 27 Ltd.(a),(b)
Series 2016-1A Class C
07/15/2027	4.158%	7,500,000	7,545,990
Octagon Investment Partners XXVI Ltd.(a),(b)
Series 2016-1A Class D
04/15/2027	6.108%	6,000,000	6,069,228
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR
07/22/2027	7.853%	3,100,000	3,099,755
OZLM XIV Ltd.(a),(b)
Series 2015-14A Class C
01/15/2029	5.508%	6,000,000	6,034,686
SoFi Professional Loan Program(a),(c),(d)
Series 2017-A Class R
03/26/2040	0.000%	53,124	3,129,004
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Professional Loan Program LLC(a),(c),(d),(e)
Series 2015-D Class RC
10/26/2037	0.000%	6	4,269,000
Series 2016-A Class RIO
01/25/2038	0.000%	9	3,600,000
Series 2016-A Class RPO
01/25/2038	0.000%	9	6,390,000
Series 2016-B Class RC
04/25/2037	0.000%	6	3,540,000
Total Asset-Backed Securities — Non-Agency (Cost $129,386,703)			132,878,696

Commercial Mortgage-Backed Securities - Agency 0.7%

Federal National Mortgage Association
10/01/2019	4.420%	3,912,390	4,138,896
10/01/2019	4.430%	4,451,253	4,710,135
01/01/2020	4.570%	1,000,183	1,062,747
01/01/2020	4.600%	1,649,281	1,753,738
05/01/2024	5.030%	3,239,569	3,636,021
Total Commercial Mortgage-Backed Securities - Agency (Cost $14,209,997)			15,301,537

Commercial Mortgage-Backed Securities - Non-Agency 5.1%

1211 Avenue of the Americas Trust(a),(b)
Subordinated, Series 2015-1211 Class C
08/10/2035	4.142%	4,400,000	4,647,396
American Homes 4 Rent(a)
Series 2015-SFR1 Class F
04/17/2052	5.885%	1,500,000	1,542,404
B2R Mortgage Trust(a),(b)
Series 2015-2 Class D
11/15/2048	5.475%	5,000,000	5,151,915
Banc of America Merrill Lynch Commercial Mortgage Securities Trust(a),(b)
Series 2013-DSNY Class F
09/15/2026	4.489%	6,928,000	6,929,940
BHMS Mortgage Trust(a),(b)
Series 2014-ATLS Class DFX
07/05/2033	5.176%	6,500,000	6,613,908
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	24,000,000	24,044,062
Hilton USA Trust(a),(b)
Series 2016-HHV Class F
11/05/2038	4.194%	23,000,000	18,293,064
Hilton USA Trust(a)
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	5,000,000	5,058,203

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
May 31, 2017
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Invitation Homes Trust(a),(b)
Series 2014-SFR3 Class D
12/17/2031	3.990%	3,289,858	3,289,848
Series 2015-SFR3 Class E
08/17/2032	4.740%	3,500,000	3,552,736
JPMCC Re-REMIC Trust(a),(b)
Series 2016-GG10 Class AMA
08/15/2045	9.874%	20,000,000	20,121,794
Merrill Lynch Mortgage Investors Trust(b),(f)
CMO Series 1998-C3 Class IO
12/15/2030	0.909%	176,082	426
ORES NPL LLC(a)
Series 2014-LV3 Class B
03/27/2024	6.000%	2,989,774	2,989,774
Rialto Capital Management LLC(a)
Series 2014-LT5 Class B
05/15/2024	5.000%	5,114,066	5,109,272
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $106,107,178)			107,344,742

Repurchase Agreements 3.0%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-Party TD Securities (USA) LLC
dated 05/31/2017, matures 06/01/2017,
repurchase price $63,001,383 (collateralized by U.S Treasury Securities, Total Market Value $64,260,053)
	0.790%	63,000,000	63,000,000
Total Repurchase Agreements (Cost $63,000,000)			63,000,000

Residential Mortgage-Backed Securities - Agency 97.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
01/01/2020	10.500%	5,343	5,377
04/01/2022	6.500%	30,156	31,786
10/01/2024- 04/01/2040	5.000%	11,171,870	12,360,600
01/01/2030- 06/01/2033	5.500%	6,672,245	7,412,847
06/01/2031	8.000%	131,896	150,858
04/01/2033- 11/01/2037	6.000%	3,039,667	3,504,111
07/01/2039- 08/01/2046	4.500%	33,371,249	36,137,321
04/01/2041- 04/01/2046	4.000%	131,690,454	139,576,785
01/01/2042- 11/01/2046	3.500%	304,070,988	315,996,974
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(g)
06/13/2047	3.000%	64,000,000	64,318,752
06/13/2047	4.000%	45,500,000	48,057,596
Federal Home Loan Mortgage Corp.(b),(f)
CMO Series 264 Class S1
07/15/2042	4.961%	15,238,163	2,892,537
CMO Series 272 Class S1
08/15/2042	5.011%	32,529,897	6,237,161
CMO Series 2957 Class SW
04/15/2035	5.011%	1,998,240	292,589
CMO Series 311 Class S1
08/15/2043	4.961%	14,053,466	2,933,492
CMO Series 318 Class S1
11/15/2043	4.961%	13,847,834	2,777,772
CMO Series 326 Class S2
03/15/2044	4.961%	2,110,644	430,798
CMO Series 3280 Class SI
02/15/2037	5.451%	1,279,565	122,039
CMO Series 336 Class 30
08/15/2044	5.061%	11,010,787	2,448,609
CMO Series 3453 Class W
12/15/2032	6.406%	5,867,651	948,303
CMO Series 3761 Class KS
06/15/2040	5.011%	1,497,913	110,943
CMO Series 3913 Class SW
09/15/2040	5.611%	4,185,203	593,063
CMO Series 4068 Class GI
09/15/2036	1.909%	14,564,889	901,807
CMO Series 4094 Class SY
08/15/2042	5.091%	16,448,132	3,522,432
CMO Series 4107 Class KS
06/15/2038	1.605%	11,001,977	867,264
CMO Series 4174 Class SB
05/15/2039	5.211%	22,065,830	3,007,228
CMO Series 4183 Class AS
04/15/2039	5.161%	6,940,031	899,848
CMO Series 4223 Class DS
12/15/2038	5.111%	4,563,350	559,988
CMO Series 4286 Class NS
12/15/2043	4.911%	6,166,718	1,391,241
CMO Series 4594 Class SA
06/15/2046	4.961%	14,300,488	3,196,138
CMO Series 4620 Class AS
11/15/2042	1.609%	23,512,471	1,200,060
CMO STRIPS Series 309 Class S4
08/15/2043	4.981%	17,089,439	3,705,084

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 312 Class S1
09/15/2043	4.961%	10,383,072	2,291,913
CMO STRIPS Series 326 Class S1
03/15/2044	5.011%	7,206,023	1,533,445
CMO STRIPS Series 337 Class S1
09/15/2044	5.061%	14,278,979	3,202,904
Federal Home Loan Mortgage Corp.(f)
CMO Series 304 Class C69
12/15/2042	4.000%	6,363,608	1,214,700
CMO Series 3786 Class PI
12/15/2037	4.500%	2,447,242	99,727
CMO Series 3800 Class HI
01/15/2040	4.500%	3,861,435	377,303
CMO Series 3807 Class NI
11/15/2035	4.500%	2,805,565	19,330
CMO Series 4098 Class AI
05/15/2039	3.500%	8,355,123	882,523
CMO Series 4120 Class AI
11/15/2039	3.500%	9,574,995	1,006,444
CMO Series 4121 Class IA
01/15/2041	3.500%	9,085,410	1,184,920
CMO Series 4122 Class JI
12/15/2040	4.000%	7,100,201	804,140
CMO Series 4139 Class CI
05/15/2042	3.500%	6,260,653	845,161
CMO Series 4147 Class CI
01/15/2041	3.500%	10,698,932	1,463,212
CMO Series 4148 Class BI
02/15/2041	4.000%	7,121,012	866,306
CMO Series 4177 Class IY
03/15/2043	4.000%	13,886,090	2,946,921
CMO Series 4182 Class DI
05/15/2039	3.500%	17,766,829	2,052,856
CMO Series 4213 Class DI
06/15/2038	3.500%	12,931,583	1,261,826
CMO Series 4215 Class IL
07/15/2041	3.500%	11,704,577	1,298,025
Federal Home Loan Mortgage Corp.(b)
CMO Series 4119 Class SP
10/15/2042	2.006%	1,162,321	1,244,253
Federal National Mortgage Association
09/01/2017- 10/01/2037	6.500%	5,450,355	6,285,161
02/01/2018	7.500%	92	92
11/01/2022- 09/01/2036	6.000%	1,138,110	1,286,757
03/01/2023- 04/01/2041	5.500%	8,471,507	9,677,164
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/01/2025- 06/01/2044	4.500%	129,817,192	140,957,208
02/01/2027- 11/01/2046	3.000%	187,086,510	189,753,075
05/01/2027	2.500%	12,871,495	13,101,911
04/01/2029- 09/01/2041	5.000%	49,800,488	55,273,427
10/01/2031	9.500%	80,312	84,415
11/01/2037	8.500%	33,945	38,537
11/01/2040- 08/01/2045	4.000%	103,318,788	109,795,264
03/01/2042- 12/01/2046	3.500%	225,549,136	233,915,189
Federal National Mortgage Association(g)
06/19/2032	2.500%	107,000,000	108,099,254
06/19/2032- 06/13/2047	3.000%	169,500,000	171,375,760
06/13/2047	4.000%	66,000,000	69,733,323
Federal National Mortgage Association(h)
09/01/2040	4.000%	13,012,819	13,844,485
Federal National Mortgage Association(b),(f)
CMO Series 2003-117 Class KS
08/25/2033	6.076%	1,002,420	23,875
CMO Series 2005-74 Class NI
05/25/2035	5.056%	19,490,492	2,539,798
CMO Series 2007-54 Class DI
06/25/2037	5.076%	14,427,255	2,657,984
CMO Series 2011-94 Class GS
10/25/2041	5.476%	23,951,604	4,232,383
CMO Series 2012-80 Class DS
06/25/2039	5.626%	6,354,462	900,839
CMO Series 2013-107 Class SB
02/25/2043	4.926%	28,055,016	6,342,179
CMO Series 2013-13 Class SA
03/25/2043	5.126%	16,659,174	3,400,291
CMO Series 2013-97 Class SB
06/25/2032	5.076%	10,127,957	1,121,812
CMO Series 2014-93 Class ES
01/25/2045	5.126%	21,112,905	4,198,274
CMO Series 2016-101 Class SK
01/25/2047	4.926%	39,986,509	8,282,078
CMO Series 2016-25 Class SL
05/25/2046	4.976%	30,793,759	6,784,425
CMO Series 2016-42 Class SB
07/25/2046	4.976%	39,011,527	9,389,532
CMO Series 2016-45 Class AS
07/25/2046	4.976%	23,489,009	5,721,274
CMO Series 2016-49 Class LS
08/25/2046	4.926%	14,045,160	2,994,090

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
May 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-53 Class KS
08/25/2046	4.976%	30,853,007	6,963,996
CMO Series 2016-62 Class AS
09/25/2046	1.901%	43,726,954	2,594,193
CMO Series 2017-8 Class SB
02/25/2047	5.076%	28,324,036	4,942,134
CMO Series 416 Class S1
11/25/2042	5.076%	9,523,330	1,989,038
Federal National Mortgage Association(b),(d),(f)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	11,608,711	1
Federal National Mortgage Association(f)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	29,023,669	3,800,179
CMO Series 2012-121 Class GI
08/25/2039	3.500%	8,995,467	1,091,196
CMO Series 2012-129 Class IC
01/25/2041	3.500%	13,481,465	1,973,108
CMO Series 2012-133 Class EI
07/25/2031	3.500%	5,576,736	619,781
CMO Series 2012-134 Class AI
07/25/2040	3.500%	22,219,615	3,031,551
CMO Series 2012-144 Class HI
07/25/2042	3.500%	5,571,201	712,553
CMO Series 2012-96 Class CI
04/25/2039	3.500%	10,673,095	958,791
CMO Series 2013-1 Class AI
02/25/2043	3.500%	6,110,495	1,167,199
CMO Series 2013-1 Class BI
02/25/2040	3.500%	4,497,904	431,662
CMO Series 2013-16 Class
01/25/2040	3.500%	14,724,235	1,954,197
CMO Series 2013-41 Class IY
05/25/2040	3.500%	17,100,420	1,760,832
CMO Series 2013-6 Class MI
02/25/2040	3.500%	13,204,540	1,706,585
CMO Series 417 Class C4
02/25/2043	3.500%	20,061,346	3,841,794
CMO STRIPS Series 417 Class C5
02/25/2043	3.500%	7,170,029	1,374,406
Government National Mortgage Association
03/15/2030	7.000%	19,162	19,279
12/15/2031- 02/15/2032	6.500%	212,608	237,929
12/15/2032	6.000%	79,760	92,891
09/15/2033- 08/20/2040	5.000%	16,381,996	18,131,392
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(g)
06/21/2047	3.000%	47,000,000	47,908,787
06/21/2047	3.500%	55,500,000	57,902,107
Government National Mortgage Association(f)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	8,923,102	1,657,414
CMO Series 2012-129 Class AI
08/20/2037	3.000%	11,523,109	928,647
CMO Series 2012-38 Class MI
03/20/2042	4.000%	20,204,713	3,837,701
CMO Series 2014-131 Class EI
09/16/2039	4.000%	15,653,949	2,401,319
CMO Series 2015-175 Class AI
10/16/2038	3.500%	31,808,602	4,545,583
Government National Mortgage Association(b),(f)
CMO Series 2014-131 Class BS
09/16/2044	5.208%	18,718,903	4,940,647
CMO Series 2015-144 Class SA
10/20/2045	5.190%	18,904,044	4,577,713
CMO Series 2016-108 Class SN
08/20/2046	5.070%	10,647,679	2,641,353
CMO Series 2016-146 Class NS
10/20/2046	5.090%	12,503,992	3,041,140
Vendee Mortgage Trust(b),(f)
CMO Series 1998-1 Class 2IO
03/15/2028	0.310%	1,579,186	11,427
CMO Series 1998-3 Class IO
03/15/2029	0.124%	1,930,827	2,235
Total Residential Mortgage-Backed Securities - Agency (Cost $2,070,609,288)			2,066,787,928

Residential Mortgage-Backed Securities - Non-Agency 13.0%

Angel Oak Mortgage Trust I LLC(a)
Series 2016-1 Class A1
07/25/2046	3.500%	15,172,476	15,395,945
Angel Oak Mortgage Trust LLC(a),(b)
CMO Series 2017-1 Class M1
01/25/2047	4.629%	4,545,000	4,545,221
Angel Oak Mortgage Trust LLC(a)
Series 2015-1
11/25/2045	4.500%	1,125,797	1,128,060
ASG Resecuritization Trust(a),(b)
CMO Series 2013-2 Class 1A60
12/28/2035	3.283%	718,692	717,505
CMO Series 2013-2 Class 2A70
11/28/2035	2.876%	1,634,521	1,635,036

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayview Opportunity Master Fund IIA Trust(a)
Series 2016-RPL3 Class A1
07/28/2031	3.475%	4,255,426	4,236,839
Bayview Opportunity Master Fund Iiia Trust(a)
CMO Series 2016-RN3 Class A1
09/29/2031	3.598%	5,674,226	5,665,229
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-NPL1 Class A1
01/28/2032	3.598%	11,347,509	11,329,045
Subordinated, CMO Series 2016-SPL2 Class B3
06/28/2053	5.500%	6,983,050	7,260,603
Bayview Opportunity Master Fund Trust(a)
CMO Series 2016-LT1 Class A1
10/28/2031	3.475%	2,096,331	2,083,662
BCAP LLC Trust(a),(b)
07/26/2036	3.126%	1,927,020	1,914,418
CMO Series 2014-RR3 Class 3A1
07/26/2036	1.134%	986,777	969,575
Series 2012-RR10 Class 2A1
09/26/2036	3.018%	2,711,701	2,725,226
BCAP LLC Trust(a)
Series 2013-RR1 Class 10A1
10/26/2036	3.000%	1,833,163	1,836,032
Bellemeade Re II Ltd.(a),(b)
CMO Series 2016-1A Class M2A
04/25/2026	5.524%	2,937,739	2,955,216
CIM Trust(a),(b)
CMO Series 2015-3AG Class A2
10/25/2057	4.551%	5,000,000	5,161,649
Citigroup Mortgage Loan Trust, Inc.(a),(b)
CMO Series 2009-11 Class 1A2
02/25/2037	3.499%	710,201	642,483
CMO Series 2009-9 Class 1A3
04/25/2034	3.327%	2,489,441	2,294,266
CMO Series 2010-7 Class 3A4
12/25/2035	5.500%	1,398,697	1,403,674
CMO Series 2014-A Class B2
01/25/2035	5.458%	2,269,787	2,318,362
CMO Series 2014-C Class A
02/25/2054	3.250%	1,163,796	1,163,496
CMO Series 2015-A Class B3
06/25/2058	4.500%	3,380,512	3,216,452
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	5,692,660	5,518,760
COLT LLC(a),(b)
CMO Series 15-1 Class A1V
12/26/2045	4.024%	1,316,682	1,313,259
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	6,756,307	6,793,957
COLT Mortgage Loan Trust(a),(b)
CMO Series 2016-2 Class A2
09/25/2046	3.250%	5,830,050	5,889,733
CMO Series 2016-3 Class M1
12/26/2046	5.500%	9,820,000	9,830,932
Credit Suisse Mortgage Capital Certificates(a),(b)
04/27/2037	3.359%	2,317,601	2,287,633
CMO Series 2011-2R Class 2A9
07/27/2036	3.194%	6,985,000	7,048,146
CMO Series 2013-2R Class 1A5
05/27/2036	3.286%	5,114,917	5,060,817
CMO Series 2014-RPL4 Class A1
08/25/2062	3.625%	5,380,836	5,494,194
CMO Series 2014-RPL4 Class A2
08/25/2062	4.826%	8,250,000	8,287,066
Series 2012-11 Class 3A2
06/29/2047	2.051%	3,133,006	2,877,258
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2010-9R Class 10A5
04/27/2037	4.000%	3,066,334	3,056,426
CMO Series 2010-9R Class 7A5
05/27/2037	4.000%	968,024	965,627
Credit Suisse Securities (USA) LLC(a)
CMO Series 2014-5R Class 5A2
07/27/2037	3.250%	1,805,591	1,755,891
CMO Series 2014-RPL1 Class A3
02/25/2054	4.161%	5,500,000	5,498,761
Credit Suisse Securities (USA) LLC(a),(b)
CMO Series 2014-RPL1 Class A1
02/25/2054	3.250%	12,556,889	12,459,447
CSMC Trust(a),(b)
CMO Series 2015-RPL1 Class A2
02/25/2057	4.713%	7,000,000	6,958,811
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-1A Class A3
12/26/2046	3.485%	9,160,147	9,182,074
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%	253,896	257,167
GCAT (a)
Series 2017-1 Class A2
03/25/2047	3.375%	12,611,145	12,606,393
Jefferies Resecuritization Trust(a)
CMO Series 2014-R1 Class 1A1
12/27/2037	4.000%	684,583	683,829

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
May 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mill City Mortgage Trust(a),(b)
Series 2015-1 Class M1
06/25/2056	3.352%	10,000,000	10,070,471
Series 2015-2 Class M2
09/25/2057	3.598%	5,778,000	5,429,902
New Residential Mortgage Loan Trust(a),(b),(f)
CMO Series 2014-1A Class AIO
01/25/2054	2.297%	37,724,620	1,958,994
NRPL Trust(a),(b)
Series 2014-1A Class A1
04/25/2054	3.250%	3,700,148	3,834,814
NRZ Excess Spread-Collateralized Notes(a)
CMO Series 2016-PLS2 Class A
07/25/2021	5.683%	2,534,425	2,534,425
Oaktown Re Ltd.(a),(b)
04/25/2027	3.250%	7,000,000	7,000,000
PennyMac Mortgage Investment Trust(a),(b)
Series 2017-GT1 Class A
02/25/2050	5.774%	18,000,000	18,394,902
Pretium Mortgage Credit Partners I(a)
CMO Series 2017-NPL2 Class A1
03/28/2057	3.250%	5,000,000	5,000,000
Pretium Mortgage Credit Partners I LLC(a)
CMO Series 2016-NPL6 Class A1
10/27/2031	3.500%	5,382,695	5,393,695
RBSSP Resecuritization Trust(a),(b)
CMO Series 2009-12 Class 9A1
03/25/2036	3.348%	550,713	552,526
CMO Series 2012-1 Class 5A2
12/27/2035	3.205%	5,534,879	5,096,581
RBSSP Resecuritization Trust(a)
CMO Series 2012-5 Class 2A1
07/26/2036	5.750%	2,858,649	2,928,029
SGR Residential Mortgage Trust(a)
CMO Series 2016-1 Class A1
11/25/2046	3.750%	5,910,357	5,866,585
Vericrest Opportunity Loan Transferee LIX LLC(a),(e)
CMO Series 2017-NPL6 Class A1
05/25/2047	3.250%	7,500,000	7,500,000
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VML LLC(a)
CMO Series 2014-NPL1 Class A1
04/27/2054	3.875%	525,823	526,708
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $271,510,462)			276,511,807

Options Purchased Calls 0.2%
Issuer	Notional ($)/Contracts	Exercise Price/Rate	Expiration Date	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA
	120,000,000	2.40	05/15/2018	3,589,380
Total Options Purchased Calls (Cost $3,096,000)				3,589,380

Options Purchased Puts 0.1%

5-Year OTC interest rate swap with Barclays to receive 3-Month USD LIBOR BBA and pay exercise rate
	130,000,000	3.25	08/18/2017	52
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate
	497,000,000	2.30	05/01/2018	3,452,112
5-Year OTC interest rate swap with JPMorgan to receive 3-Month USD LIBOR BBA and pay exercise rate
	50,000,000	4.00	08/17/2017	5
Total Options Purchased Puts (Cost $10,155,850)				3,452,169

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.916%(i),(j)	1,356,166	1,356,166
Total Money Market Funds (Cost $1,356,166)		1,356,166
Total Investments (Cost: $2,669,431,644)		2,670,222,425
Other Assets & Liabilities, Net		(552,809,740)
Net Assets		2,117,412,685

At May 31, 2017, securities and/or cash totaling $9,629,191 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Investments in derivatives
Futures contracts outstanding at May 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Treasury 5-Year Note	374	USD	44,248,875	09/2017	78,417	—

Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Long Bond	(20)	USD	(3,076,250)	09/2017	—	(25,608)
U.S. Treasury 10-Year Note	(115)	USD	(14,524,141)	09/2017	—	(5,580)
Total			(17,600,391)		—	(31,188)
Cleared credit default swap contracts outstanding at May 31, 2017
Buy protection
Counterparty	Reference entity	Expiration date	Pay fixed rate (%)	Notional currency	Notional amount	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 27	12/20/2021	5.000	USD	21,780,000	—	(1,247,038)
Morgan Stanley	Markit CDX North America High Yield Index, Series 28	6/20/2022	5.000	USD	22,000,000	—	(315,227)
Total						—	(1,562,265)
Credit default swap contracts outstanding at May 31, 2017
Sell protection
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)*	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Credit Suisse	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.522	USD	4,250,000	(469,300)	2,479	—	(461,172)	—	(5,649)
Credit Suisse	Markit CMBX North America Index, Series 7 BBB-	1/17/2047	3.000	4.468	USD	7,500,000	(582,244)	4,375	—	(677,347)	99,478	—
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.522	USD	7,750,000	(855,783)	4,521	—	(810,685)	—	(40,577)
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.522	USD	8,000,000	(883,389)	4,667	—	(713,583)	—	(165,139)
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.522	USD	8,500,000	(938,601)	4,959	—	(611,064)	—	(322,578)
JPMorgan	Markit CMBX North America Index, Series 7 BBB-	1/17/2047	3.000	4.468	USD	9,000,000	(698,692)	5,250	—	(816,628)	123,186	—
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.522	USD	2,500,000	(276,059)	1,458	—	(243,861)	—	(30,740)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
May 31, 2017
Sell protection (continued)
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)*	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.522	USD	3,900,000	(430,652)	2,275	—	(379,705)	—	(48,672)
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.522	USD	4,050,000	(447,216)	2,362	—	(244,994)	—	(199,860)
Total									—	(4,959,039)	222,664	(813,215)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2017, the value of these securities amounted to $492,433,590 which represents 23.26% of net assets.
(b)	Variable rate security.
(c)	Represents shares owned in the residual interest of an asset-backed securitization.
(d)	Zero coupon bond.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2017, the value of these securities amounted to $25,299,000, which represents 1.19% of net assets.
(f)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(g)	Represents a security purchased on a when-issued basis.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	The rate shown is the seven-day current annualized yield at May 31, 2017.
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.916%	25,082,052	663,138,083	(686,863,969)	1,356,166	2,935	54,561	1,356,166
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	111,950,692	20,928,004	—	132,878,696
Commercial Mortgage-Backed Securities - Agency	—	15,301,537	—	—	15,301,537
Commercial Mortgage-Backed Securities - Non-Agency	—	107,344,742	—	—	107,344,742
Repurchase Agreements	—	63,000,000	—	—	63,000,000
Residential Mortgage-Backed Securities - Agency	—	2,066,787,928	—	—	2,066,787,928
Residential Mortgage-Backed Securities - Non-Agency	—	238,205,222	38,306,585	—	276,511,807
Options Purchased Calls	—	3,589,380	—	—	3,589,380
Options Purchased Puts	—	3,452,169	—	—	3,452,169
Money Market Funds	—	—	—	1,356,166	1,356,166
Total Investments	—	2,609,631,670	59,234,589	1,356,166	2,670,222,425
Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Asset
Futures Contracts	78,417	—	—	—	78,417
Swap Contracts	—	222,664	—	—	222,664
Liability
Futures Contracts	(31,188)	—	—	—	(31,188)
Swap Contracts	—	(2,375,480)	—	—	(2,375,480)
Total	47,229	2,607,478,854	59,234,589	1,356,166	2,668,116,838
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between Levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
Investments in securities	Balance as of 05/31/2016 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2017 ($)
Asset-Backed Securities — Non-Agency	22,120,002	–	–	1,990,036	8,317,966	–	(11,500,000)	20,928,004
Residential Mortgage-Backed Securities — Non-Agency	48,671,168	501,336	664,623	550,619	35,365,934	(37,528,925)	(9,918,170)	38,306,585
Total	70,791,170	501,336	664,623	2,540,655	43,683,900	(37,528,925)	(21,418,170)	59,234,589
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2017 was $2,557,833, which is comprised of Asset-Backed Securities — Non-Agency of $1,990,036 and Residential Mortgage-Backed Securities — Non-Agency of $567,797.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$2,591,823,628
Affiliated issuers, at cost	1,356,166
Options purchased, at cost	13,251,850
Repurchase agreements, at cost	63,000,000
Total investments, at cost	2,669,431,644
Investments, at value
Unaffiliated issuers, at value	2,598,824,710
Affiliated issuers, at value	1,356,166
Options purchased, at value	7,041,549
Repurchase agreements, at value	63,000,000
Total investments, at value	2,670,222,425
Cash collateral held at broker	6,626,000
Margin deposits	1,483,666
Unrealized appreciation on swap contracts	222,664
Receivable for:
Investments sold	537,977
Capital shares sold	5,991,810
Dividends	2,538
Interest	8,516,560
Variation margin for futures contracts	111,750
Expense reimbursement due from Investment Manager	163
Prepaid expenses	1,029
Trustees’ deferred compensation plan	25,969
Total assets	2,693,742,551
Liabilities
Due to custodian	209,519
Unrealized depreciation on swap contracts	813,215
Premiums received on outstanding swap contracts	4,959,039
Payable for:
Investments purchased	578,696
Investments purchased on a delayed delivery basis	562,912,315
Capital shares purchased	1,841,279
Distributions to shareholders	4,493,054
Variation margin for futures contracts	48,092
Variation margin for swap contracts	18,236
Management services fees	28,157
Distribution and/or service fees	5,074
Transfer agent fees	158,544
Plan administration fees	164
Compensation of board members	131,124
Other expenses	107,389
Trustees’ deferred compensation plan	25,969
Total liabilities	576,329,866
Net assets applicable to outstanding capital stock	$2,117,412,685
Represented by
Paid in capital	2,146,075,173
Undistributed net investment income	1,910,591
Accumulated net realized loss	(29,258,273)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	7,001,082
Futures contracts	47,229
Options purchased	(6,210,301)
Swap contracts	(2,152,816)
Total - representing net assets applicable to outstanding capital stock	$2,117,412,685
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	17

Statement of Assets and Liabilities  (continued)
May 31, 2017
Class A
Net assets	$559,806,520
Shares outstanding	102,075,382
Net asset value per share	$5.48
Maximum offering price per share(a)	$5.65
Class B
Net assets	$344,308
Shares outstanding	62,758
Net asset value per share	$5.49
Class C
Net assets	$45,314,425
Shares outstanding	8,249,115
Net asset value per share	$5.49
Class K
Net assets	$721,008
Shares outstanding	131,764
Net asset value per share	$5.47
Class R
Net assets	$984,373
Shares outstanding	179,659
Net asset value per share	$5.48
Class R4
Net assets	$80,481,594
Shares outstanding	14,683,956
Net asset value per share	$5.48
Class R5
Net assets	$25,782,422
Shares outstanding	4,703,263
Net asset value per share	$5.48
Class T(b)
Net assets	$634,253
Shares outstanding	115,427
Net asset value per share	$5.49
Maximum offering price per share(c)	$5.63
Class Y
Net assets	$784,342,970
Shares outstanding	143,710,328
Net asset value per share	$5.46
Class Z
Net assets	$619,000,812
Shares outstanding	112,953,040
Net asset value per share	$5.48

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — affiliated issuers	$54,561
Interest	71,070,635
Total income	71,125,196
Expenses:
Management services fees	10,727,410
Distribution and/or service fees
Class A	1,615,827
Class B	6,400
Class C	492,323
Class R	713
Class T(a)	29,681
Transfer agent fees
Class A	1,090,176
Class B	1,082
Class C	82,960
Class I(b)	18,645
Class K	370
Class R	221
Class R4	115,846
Class R5	14,349
Class T(a)	19,960
Class Y	17,133
Class Z	944,504
Plan administration fees
Class K	1,641
Compensation of board members	56,627
Custodian fees	51,202
Printing and postage fees	135,567
Registration fees	190,092
Audit fees	44,608
Legal fees	24,485
Compensation of chief compliance officer	468
Other	(417,522)
Total expenses	15,264,768
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(439,474)
Expense reduction	(4,493)
Total net expenses	14,820,801
Net investment income	56,304,395
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(5,403,124)
Investments — affiliated issuers	2,935
Futures contracts	(1,896,339)
Options purchased	792,500
Options contracts written	10,091,200
Swap contracts	(4,234,058)
Net realized loss	(646,886)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(5,581,516)
Futures contracts	(190,575)
Options purchased	11,374,092
Options contracts written	(2,272,540)
Swap contracts	1,050,473
Net change in unrealized appreciation (depreciation)	4,379,934
Net realized and unrealized gain	3,733,048
Net increase in net assets resulting from operations	$60,037,443

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	19

Statement of Operations  (continued)
Year Ended May 31, 2017
(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended May 31, 2017	Year Ended May 31, 2016 (a)
Operations
Net investment income	$56,304,395	$51,450,566
Net realized gain (loss)	(646,886)	161,607
Net change in unrealized appreciation (depreciation)	4,379,934	(20,099,568)
Net increase in net assets resulting from operations	60,037,443	31,512,605
Distributions to shareholders
Net investment income
Class A	(13,216,391)	(15,078,133)
Class B	(8,121)	(20,995)
Class C	(639,691)	(673,592)
Class I(b)	(15,568,922)	(21,322,586)
Class K	(14,134)	(14,305)
Class R	(2,911)	(46)
Class R4	(1,597,816)	(949,842)
Class R5	(612,312)	(531,698)
Class T(c)	(244,894)	(415,717)
Class Y	(5,050,863)	(308,995)
Class Z	(12,969,170)	(12,207,516)
Net realized gains
Class A	(3,226,377)	(1,897,819)
Class B	(3,439)	(3,612)
Class C	(250,671)	(118,500)
Class I(b)	(3,791,333)	(2,282,246)
Class K	(3,168)	(1,688)
Class R	(211)	—
Class R4	(312,217)	(108,362)
Class R5	(125,525)	(46,988)
Class T(c)	(14,495)	(39,707)
Class Y	(273,873)	(16,822)
Class Z	(2,694,538)	(1,322,277)
Total distributions to shareholders	(60,621,072)	(57,361,446)
Increase (decrease) in net assets from capital stock activity	(15,234,901)	225,118,810
Total increase (decrease) in net assets	(15,818,530)	199,269,969
Net assets at beginning of year	2,133,231,215	1,933,961,246
Net assets at end of year	$2,117,412,685	$2,133,231,215
Undistributed (excess of distributions over) net investment income	$1,910,591	$(4,757,700)

(a)	Class R shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (b)	36,328,183	198,903,271	53,299,478	291,945,458
Distributions reinvested	2,426,993	13,231,997	2,598,437	14,209,051
Redemptions	(59,090,817)	(320,672,023)	(37,141,561)	(203,124,678)
Net increase (decrease)	(20,335,641)	(108,536,755)	18,756,354	103,029,831
Class B
Subscriptions	19,107	105,533	40,552	222,975
Distributions reinvested	1,752	9,553	3,369	18,452
Redemptions (b)	(122,243)	(666,132)	(198,392)	(1,087,152)
Net decrease	(101,384)	(551,046)	(154,471)	(845,725)
Class C
Subscriptions	2,745,326	15,088,380	3,815,848	20,908,379
Distributions reinvested	144,040	785,607	120,462	659,761
Redemptions	(3,285,146)	(17,883,970)	(1,917,926)	(10,525,186)
Net increase (decrease)	(395,780)	(2,009,983)	2,018,384	11,042,954
Class I(c)
Subscriptions	24,995,674	136,693,088	28,528,711	156,566,244
Distributions reinvested	3,322,273	18,110,620	4,316,314	23,604,514
Redemptions	(163,879,456)	(886,365,154)	(41,850,603)	(229,161,270)
Net decrease	(135,561,509)	(731,561,446)	(9,005,578)	(48,990,512)
Class K
Subscriptions	18,552	100,776	16,138	88,242
Distributions reinvested	3,132	17,036	2,878	15,708
Redemptions	(3,259)	(17,603)	(2,699)	(14,748)
Net increase	18,425	100,209	16,317	89,202
Class R
Subscriptions	234,377	1,274,505	1,842	10,000
Distributions reinvested	530	2,892	—	—
Redemptions	(57,090)	(310,623)	—	—
Net increase	177,817	966,774	1,842	10,000
Class R4
Subscriptions	9,587,996	52,178,372	7,840,409	42,873,067
Distributions reinvested	279,556	1,522,923	148,609	811,402
Redemptions	(4,656,942)	(25,313,329)	(2,371,774)	(12,952,777)
Net increase	5,210,610	28,387,966	5,617,244	30,731,692
Class R5
Subscriptions	2,098,152	11,457,175	4,932,556	27,050,716
Distributions reinvested	135,078	736,033	105,810	578,686
Redemptions	(1,688,614)	(9,211,496)	(3,028,583)	(16,579,758)
Net increase	544,616	2,981,712	2,009,783	11,049,644
Class T(d)
Subscriptions	9,890,301	53,511,787	551,656	3,025,658
Distributions reinvested	47,792	259,134	82,851	455,149
Redemptions	(10,475,016)	(56,583,100)	(6,153,814)	(33,835,293)
Net decrease	(536,923)	(2,812,179)	(5,519,307)	(30,354,486)
Class Y(c)
Subscriptions	145,085,760	780,843,733	8,965,593	48,678,632
Distributions reinvested	980,034	5,322,942	59,858	325,505
Redemptions	(11,193,586)	(60,676,799)	(409,568)	(2,229,132)
Net increase	134,872,208	725,489,876	8,615,883	46,775,005
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	83,364,175	452,082,581	52,773,919	288,029,897
Distributions reinvested	1,705,367	9,295,567	1,434,875	7,842,705
Redemptions	(71,712,935)	(389,068,177)	(35,344,752)	(193,291,397)
Net increase	13,356,607	72,309,971	18,864,042	102,581,205
Total net increase (decrease)	(2,750,954)	(15,234,901)	41,220,493	225,118,810

(a)	Class R shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
5/31/2017	$5.48	0.13	0.01	0.14	(0.11)	(0.03)
5/31/2016	$5.55	0.13	(0.05)	0.08	(0.13)	(0.02)
5/31/2015	$5.48	0.13	0.08	0.21	(0.14)	—
5/31/2014	$5.56	0.12	(0.01)	0.11	(0.17)	(0.02)
5/31/2013	$5.63	0.10	0.08	0.18	(0.14)	(0.11)
Class B
5/31/2017	$5.48	0.08	0.03	0.11	(0.07)	(0.03)
5/31/2016	$5.56	0.09	(0.06)	0.03	(0.09)	(0.02)
5/31/2015	$5.48	0.09	0.09	0.18	(0.10)	—
5/31/2014	$5.57	0.08	(0.02)	0.06	(0.13)	(0.02)
5/31/2013	$5.64	0.06	0.08	0.14	(0.10)	(0.11)
Class C
5/31/2017	$5.49	0.09	0.01	0.10	(0.07)	(0.03)
5/31/2016	$5.56	0.09	(0.05)	0.04	(0.09)	(0.02)
5/31/2015	$5.49	0.09	0.08	0.17	(0.10)	—
5/31/2014	$5.57	0.08	(0.01)	0.07	(0.13)	(0.02)
5/31/2013	$5.64	0.06	0.08	0.14	(0.10)	(0.11)
Class K
5/31/2017	$5.47	0.13	0.01	0.14	(0.11)	(0.03)
5/31/2016	$5.54	0.14	(0.06)	0.08	(0.13)	(0.02)
5/31/2015	$5.47	0.14	0.07	0.21	(0.14)	—
5/31/2014	$5.55	0.13	(0.01)	0.12	(0.18)	(0.02)
5/31/2013	$5.62	0.11	0.08	0.19	(0.15)	(0.11)
Class R
5/31/2017	$5.47	0.14	(0.01) (e)	0.13	(0.09)	(0.03)
5/31/2016 (f)	$5.43	0.03	0.03 (e)	0.06	(0.02)	—
Class R4
5/31/2017	$5.47	0.14	0.02	0.16	(0.12)	(0.03)
5/31/2016	$5.55	0.14	(0.06)	0.08	(0.14)	(0.02)
5/31/2015	$5.48	0.15	0.07	0.22	(0.15)	—
5/31/2014	$5.56	0.14	(0.01)	0.13	(0.19)	(0.02)
5/31/2013 (h)	$5.76	0.06	(0.06) (e)	0.00 (i)	(0.09)	(0.11)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.14)	$5.48	2.56%	0.91% (c)	0.88% (c),(d)	2.32%	338%	$559,807
(0.15)	$5.48	1.45%	0.97%	0.89% (d)	2.39%	328%	$670,575
(0.14)	$5.55	3.80%	0.97%	0.87% (d)	2.34%	358%	$575,613
(0.19)	$5.48	2.13%	0.95%	0.86% (d)	2.23%	413%	$560,484
(0.25)	$5.56	3.28%	0.94%	0.86% (d)	1.81%	576%	$729,893

(0.10)	$5.49	1.98%	1.66% (c)	1.63% (c),(d)	1.49%	338%	$344
(0.11)	$5.48	0.50%	1.72%	1.64% (d)	1.64%	328%	$900
(0.10)	$5.56	3.23%	1.71%	1.62% (d)	1.56%	358%	$1,770
(0.15)	$5.48	1.19%	1.70%	1.61% (d)	1.47%	413%	$2,806
(0.21)	$5.57	2.51%	1.68%	1.61% (d)	1.07%	576%	$5,775

(0.10)	$5.49	1.80%	1.66% (c)	1.63% (c),(d)	1.58%	338%	$45,314
(0.11)	$5.49	0.68%	1.72%	1.64% (d)	1.63%	328%	$47,429
(0.10)	$5.56	3.04%	1.71%	1.62% (d)	1.58%	358%	$36,855
(0.15)	$5.49	1.37%	1.70%	1.61% (d)	1.49%	413%	$38,790
(0.21)	$5.57	2.50%	1.69%	1.61% (d)	1.00%	576%	$68,017

(0.14)	$5.47	2.65%	0.80% (c)	0.79% (c)	2.45%	338%	$721
(0.15)	$5.47	1.55%	0.82%	0.79%	2.49%	328%	$619
(0.14)	$5.54	3.89%	0.82%	0.80%	2.50%	358%	$538
(0.20)	$5.47	2.20%	0.81%	0.79%	2.32%	413%	$84
(0.26)	$5.55	3.33%	0.81%	0.80%	1.88%	576%	$83

(0.12)	$5.48	2.50%	1.17% (c)	1.14% (c),(d)	2.58%	338%	$984
(0.02)	$5.47	1.20%	1.20% (g)	1.15% (g)	1.95% (g)	328%	$10

(0.15)	$5.48	3.01%	0.66% (c)	0.63% (c),(d)	2.64%	338%	$80,482
(0.16)	$5.47	1.51%	0.72%	0.65% (d)	2.64%	328%	$51,857
(0.15)	$5.55	4.07%	0.72%	0.63% (d)	2.67%	358%	$21,401
(0.21)	$5.48	2.40%	0.70%	0.61% (d)	2.54%	413%	$12,510
(0.20)	$5.56	(0.01%)	0.73% (g)	0.61% (g)	2.11% (g)	576%	$181
Columbia U.S. Government Mortgage Fund | Annual Report 2017	25

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R5
5/31/2017	$5.48	0.15	0.01	0.16	(0.13)	(0.03)
5/31/2016	$5.55	0.15	(0.05)	0.10	(0.15)	(0.02)
5/31/2015	$5.48	0.15	0.07	0.22	(0.15)	—
5/31/2014	$5.56	0.14	(0.01)	0.13	(0.19)	(0.02)
5/31/2013 (j)	$5.76	0.07	(0.07) (e)	0.00 (i)	(0.09)	(0.11)
Class T(k)
5/31/2017	$5.49	0.12	0.02	0.14	(0.11)	(0.03)
5/31/2016	$5.56	0.14	(0.06)	0.08	(0.13)	(0.02)
5/31/2015	$5.49	0.13	0.08	0.21	(0.14)	—
5/31/2014	$5.58	0.12	(0.02)	0.10	(0.17)	(0.02)
5/31/2013 (l)	$5.65	0.09	0.09	0.18	(0.14)	(0.11)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.16)	$5.48	2.90%	0.55% (c)	0.54% (c)	2.70%	338%	$25,782
(0.17)	$5.48	1.82%	0.57%	0.54%	2.74%	328%	$22,770
(0.15)	$5.55	4.15%	0.57%	0.54%	2.71%	358%	$11,921
(0.21)	$5.48	2.47%	0.57%	0.53%	2.62%	413%	$5,539
(0.20)	$5.56	0.04%	0.57% (g)	0.55% (g)	2.16% (g)	576%	$506

(0.14)	$5.49	2.55%	0.91% (c)	0.88% (c),(d)	2.22%	338%	$634
(0.15)	$5.49	1.46%	0.98%	0.88% (d)	2.50%	328%	$3,581
(0.14)	$5.56	3.80%	0.98%	0.88% (d)	2.38%	358%	$34,319
(0.19)	$5.49	1.94%	0.95%	0.86% (d)	2.22%	413%	$7,393
(0.25)	$5.58	3.15%	0.94% (g)	0.86% (g)	1.75% (g)	576%	$10,367
Columbia U.S. Government Mortgage Fund | Annual Report 2017	27

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Y
5/31/2017	$5.45	0.17	0.00	0.17	(0.13)	(0.03)
5/31/2016	$5.52	0.15	(0.05)	0.10	(0.15)	(0.02)
5/31/2015 (m)	$5.44	0.10	0.08	0.18	(0.10)	—
Class Z
5/31/2017	$5.47	0.14	0.02	0.16	(0.12)	(0.03)
5/31/2016	$5.55	0.14	(0.06)	0.08	(0.14)	(0.02)
5/31/2015	$5.48	0.14	0.08	0.22	(0.15)	—
5/31/2014	$5.56	0.13	(0.00) (i)	0.13	(0.19)	(0.02)
5/31/2013	$5.63	0.11	0.09	0.20	(0.16)	(0.11)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class B	Class C	Class K	Class R	Class R4	Class R5	Class T	Class Y	Class Z
05/31/2017	0.02%	0.02%	0.02%	0.02%	0.01%	0.02%	0.02%	0.02%	0.01%	0.02%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Class R shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(i)	Rounds to zero.
(j)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(k)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(l)	Class T shares commenced operations on June 18, 2012. Per share data and total return reflect activity from that date.
(m)	Class Y shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.16)	$5.46	3.16%	0.51% (c)	0.51% (c)	3.13%	338%	$784,343
(0.17)	$5.45	1.84%	0.52%	0.49%	2.75%	328%	$48,156
(0.10)	$5.52	3.41%	0.52% (g)	0.50% (g)	2.81% (g)	358%	$1,228

(0.15)	$5.48	3.01%	0.66% (c)	0.63% (c),(d)	2.60%	338%	$619,001
(0.16)	$5.47	1.51%	0.72%	0.64% (d)	2.63%	328%	$545,140
(0.15)	$5.55	4.07%	0.71%	0.62% (d)	2.58%	358%	$447,990
(0.21)	$5.48	2.40%	0.70%	0.61% (d)	2.46%	413%	$452,308
(0.27)	$5.56	3.53%	0.69%	0.61% (d)	2.01%	576%	$886,922
Columbia U.S. Government Mortgage Fund | Annual Report 2017	29

Notes to Financial Statements
May 31, 2017
Note 1. Organization
Columbia U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
30	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
May 31, 2017
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its
32	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage volatility and interest rate risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
May 31, 2017
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Contracts and premiums associated with options contracts written for the year ended May 31, 2017 are as follows:
	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at May 31, 2016	(250,000,000)	(1,500,000)	(300,000,000)	(2,497,500)
Opened	(570,000,000)	(3,420,000)	(865,000,000)	(5,990,000)
Closed	820,000,000	4,920,000	865,000,000	5,990,000
Expired	–	–	300,000,000	2,497,500
Exercised	–	–	–	–
Balance at May 31, 2017	–	–	–	–
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
34	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
May 31, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	222,664*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	78,417*
Interest rate risk	Investments, at value — Options purchased	7,041,549
Total		7,342,630

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	2,375,480*
Credit risk	Premiums received on outstanding swap contracts	4,959,039
Interest rate risk	Net assets — unrealized depreciation on futures contracts	31,188*
Total		7,365,707

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	2,167,485	2,167,485
Interest rate risk	(1,896,339)	10,091,200	792,500	(6,401,543)	2,585,818
Total	(1,896,339)	10,091,200	792,500	(4,234,058)	4,753,303

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(1,938,386)	(1,938,386)
Interest rate risk	(190,575)	(2,272,540)	11,374,092	2,988,859	11,899,836
Total	(190,575)	(2,272,540)	11,374,092	1,050,473	9,961,450
36	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	219,930,461
Futures contracts — short	35,365,598
Credit default swap contracts — buy protection	44,890,000
Credit default swap contracts — sell protection	51,262,500

Derivative instrument	Average market value ($)*
Options contracts — purchased	11,352,792
Options contracts — written	(795,352)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2017.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid
Columbia U.S. Government Mortgage Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
May 31, 2017
on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2017:
	Barclays ($)	Citi ($)	Credit Suisse ($)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	TD Securities ($)	Total ($)
Assets
Options purchased calls	-	3,589,380	-	-	-	-	-	-	3,589,380
Options purchased puts	52	3,452,112	-	-	5	-	-	-	3,452,169
Repurchase agreements	-	-	-	-	-	-	-	63,000,000	63,000,000
Total assets	52	7,041,492	-	-	5	-	-	63,000,000	70,041,549
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	18,236	-	18,236
OTC credit default swap contracts (c)	-	-	1,044,690	2,663,626	693,442	1,147,832	-	-	5,549,590
Total Liabilities	-	-	1,044,690	2,663,626	693,442	1,147,832	18,236	-	5,567,826
Total financial and derivative net assets	52	7,041,492	(1,044,690)	(2,663,626)	(693,437)	(1,147,832)	(18,236)	63,000,000	64,473,723
Total collateral received (pledged) (d)	52	7,036,000	(1,044,690)	(2,663,626)	(693,437)	(1,147,832)	(18,236)	63,000,000	64,468,231
Net amount (e)	-	5,492	-	-	-	-	-	-	5,492

38	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	39

Notes to Financial Statements  (continued)
May 31, 2017
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2017 was 0.49% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to March 16, 2017 provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per
40	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I, prior to March 27, 2017 were, and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class and Class I and Class Y shares did not pay transfer agency fees.
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Class B	0.17
Class C	0.17
Class I	0.003 (a),(b)
Class K	0.056
Class R	0.16
Class R4	0.17
Class R5	0.056
Class T	0.17
Class Y	0.009
Class Z	0.17

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $4,493.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	41

Notes to Financial Statements  (continued)
May 31, 2017
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $690,000 and $286,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2017, if any, are listed below:
Amount ($)
Class A	317,618
Class C	12,718
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	October 1, 2016 through September 30, 2017	Prior to October 1, 2016
Class A	0.900%	0.90%
Class B	1.650	1.65
Class C	1.650	1.65
Class K	0.820	0.79
Class R	1.150	1.15
Class R4	0.650	0.65
Class R5	0.570	0.54
Class T	0.900	0.90
Class Y	0.520	0.49
Class Z	0.650	0.65
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
42	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
At May 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, post-October capital losses, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities, distribution reclassifications and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
289,121	(289,121)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
May 31, 2017			May 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
57,701,303	2,919,769	60,621,072	57,361,446	—	57,361,446
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
8,878,157	—	—	(8,746,853)
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,678,969,278	27,064,751	(35,811,604)	(8,746,853)
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2017, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
—	14,188,526
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	43

Notes to Financial Statements  (continued)
May 31, 2017
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $9,254,992,476 and $9,216,510,052, respectively, for the year ended May 31, 2017, of which $8,742,428,435 and $8,482,400,324, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
44	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At May 31, 2017, one unaffiliated shareholder of record owned 17.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 46.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	45

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia U.S. Government Mortgage Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Government Mortgage Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
46	Columbia U.S. Government Mortgage Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend
$3,065,757
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia U.S. Government Mortgage Fund | Annual Report 2017	47

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
48	| Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
| Annual Report 2017	49

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
50	| Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
| Annual Report 2017	51

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
52	| Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia U.S. Government Mortgage Fund | Annual Report 2017	53

Columbia U.S. Government Mortgage Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN236_05_G01_(07/17)

Annual Report
May 31, 2017
Columbia Seligman Communications and Information Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Seligman Communications and Information Fund   |  Annual Report 2017

Columbia Seligman Communications and Information Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Seligman Communications and Information Fund (the Fund) seeks to provide shareholders with capital gain.
Portfolio management
Paul Wick
Lead manager
Managed Fund since 1990
Shekhar Pramanick
Technology Team member
Managed Fund since 2013
Sanjay Devgan
Technology Team member
Managed Fund since 2013
Jeetil Patel
Technology Team member
Managed Fund since 2015
Christopher Boova
Technology Team member
Managed Fund since February 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/23/83	41.72	20.01	11.79
	Including sales charges		33.58	18.60	11.13
Class B	Excluding sales charges	04/22/96	41.71	19.91	11.32
	Including sales charges		36.71	19.72	11.32
Class C	Excluding sales charges	05/27/99	40.64	19.12	10.96
	Including sales charges		39.64	19.12	10.96
Class K *		08/03/09	41.80	20.16	11.89
Class R		04/30/03	41.36	19.72	11.49
Class R4 *		08/03/09	42.07	20.27	11.83
Class R5		11/30/01	42.16	20.46	12.23
Class T *	Excluding sales charges	04/03/17	41.74	20.02	11.79
	Including sales charges		38.18	19.41	11.51
Class Y *		03/01/17	41.84	20.03	11.80
Class Z *		09/27/10	42.05	20.31	11.99
S&P North American Technology Sector Index			33.15	20.02	11.45
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. As of May 31, 2017, the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares and the Fund no longer accepts investments by new or existing investors in Class B shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Seligman Communications and Information Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2007 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Communications and Information Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2017)
Lam Research Corp.	9.2
Broadcom Ltd.	7.1
Apple, Inc.	6.1
Qorvo, Inc.	4.2
Synopsys, Inc.	3.9
Western Digital Corp.	3.6
Micron Technology, Inc.	3.5
Alphabet, Inc., Class C	3.2
Nuance Communications, Inc.	3.2
Visa, Inc., Class A	3.2
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2017)
Common Stocks	96.2
Money Market Funds	3.8
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2017)
Consumer Discretionary	1.5
Financials	0.0 (a)
Health Care	1.2
Industrials	0.2
Information Technology	96.9
Telecommunication Services	0.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Seligman Communications and Information Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Equity sub-industry breakdown (%) (at May 31, 2017)
Information Technology
Application Software	9.0
Communications Equipment	3.0
Data Processing & Outsourced Services	5.2
Electronic Equipment & Instruments	0.2
Home Entertainment Software	0.3
Internet Software & Services	9.2
IT Consulting & Other Services	1.1
Semiconductor Equipment	15.1
Semiconductors	32.9
Systems Software	8.3
Technology Hardware, Storage & Peripherals	12.6
Total	96.9
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4	Columbia Seligman Communications and Information Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2017, Class A shares of the Fund returned 41.72% excluding sales charges. The Fund significantly outperformed its benchmark, the S&P North America Technology Sector Index, which returned 33.15% during the same time period. An overweight in the semiconductor industry, an underweight in information technology (IT) services and stock selection in both industries aided Fund results.
U.S. equity markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance during the first half of the 12-month period, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential contest eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher in the second half of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence. Against this backdrop, technology stocks were the market’s top performers.
In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate, the federal funds rate, by a quarter of a point to between 0.50% and 0.75%, its first such move in a year. In March 2017, the Fed again raised the federal funds rate rate to between 0.75% and 1.00%. The Fed signaled that it was prepared to raise rates more aggressively in 2017 on the heels of strong job gains and progress towards its 2.0% inflation target. After the Fed’s May meeting, Bloomberg estimated the probability of a June rate hike at 97.5%.
Contributors and detractors
A significant overweight in semiconductor and semiconductor equipment stocks and strong stock selection made the greatest contribution to Fund performance relative to the benchmark. An outsized position in Lam Research was the single biggest contributor to the Fund’s return. Semiconductor chip maker Lam Research has delivered exceptionally strong results. Revenue had expanded at a year-over-year pace of approximately 60%, which was surprising growth for a supposedly mature business. Profit margins were at record levels during the 12-month period, and the company had generated a significant amount of cash.
We believed that Lam has a top-notch management team, and its stock valuation remained modest compared to historical measures. Teradyne, Broadcom, Qorvo and Skyworks Solutions, all semiconductor names, also aided Fund performance.
In the technology hardware industry, we were big fans of the memory industry, and especially Western Digital. Western Digital had the most favorable margin structure among its competitors.
Stock selection in the IT services industry also was favorable, as we managed to avoid some of the group’s weakest performers. The Fund had no exposure to either International Business Machines or Accenture, which are relatively large weights in the benchmark and were significant laggards for the period. However, the Fund lacked exposure to several key names in the internet and direct marketing retail sector: Netflix and Amazon. Both are benchmark names — Amazon accounts for more than 6% of the benchmark — and their returns were substantial. We believed that Netflix, in particular, was overvalued, though the market disagreed. An underweight in Apple also detracted from relative results as the Fund did not participate as much as the benchmark in Apple’s solid gains for the period. However, the portfolio included companies in Apple’s product line-up supply chain that we believed had the potential to benefit from successful future product launches.
At period’s end
At the end of the period, the Fund remained overweight in the semiconductor industry relative to the benchmark. The Fund remained positioned at the close of the period with a focus on opportunities in the consolidating electronics industry and the “Internet of Things,” in which physical objects are embedded within electronics and sensors to enable connectivity and communication with other devices. As the semiconductor content in automobiles, homes and cloud data centers continued to rise, it presented a meaningful tailwind for certain names within the semiconductor industry. In addition, we believed that semiconductors had the potential to benefit from the growth of artificial intelligence and machine learning, both of which are memory intensive, as well as demand for faster network speeds to support the increasing amounts of streaming media and e-commerce.
Columbia Seligman Communications and Information Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
As always, we continue to adhere to our disciplined investment process, which relies on deep fundamental analysis to identify those companies we believe trade at attractive valuations and have the best growth prospects and potential to deliver solid investment returns over time.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Seligman Communications and Information Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 — May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,251.80	1,018.65	7.07	6.34	1.26
Class B	1,000.00	1,000.00	1,251.90	1,018.65	7.07	6.34	1.26
Class C	1,000.00	1,000.00	1,247.00	1,014.91	11.26	10.10	2.01
Class K	1,000.00	1,000.00	1,252.10	1,018.90	6.79	6.09	1.21
Class R	1,000.00	1,000.00	1,250.20	1,017.40	8.47	7.59	1.51
Class R4	1,000.00	1,000.00	1,253.50	1,019.85	5.73	5.14	1.02
Class R5	1,000.00	1,000.00	1,253.70	1,020.14	5.39	4.84	0.96
Class T	1,000.00	1,000.00	1,087.40 (a)	1,018.55	2.09 (a)	6.44	1.28 (a)
Class Y	1,000.00	1,000.00	1,105.10 (b)	1,020.34	2.39 (b)	4.63	0.92 (b)
Class Z	1,000.00	1,000.00	1,253.20	1,019.85	5.73	5.14	1.02
(a)	Based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Seligman Communications and Information Fund | Annual Report 2017	7

Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 96.6%
Issuer	Shares	Value ($)
Consumer Discretionary 1.5%
Internet & Direct Marketing Retail 0.3%
Internet & Direct Marketing Retail 0.3%
Priceline Group, Inc. (The)(a)	8,000	15,016,720
Media 1.2%
Cable & Satellite 0.8%
Comcast Corp., Class A	1,086,400	45,292,016
Movies & Entertainment 0.4%
Viacom, Inc., Class B	612,000	21,291,480
Total Media		66,583,496
Total Consumer Discretionary		81,600,216
Financials 0.0%
Diversified Financial Services 0.0%
Other Diversified Financial Services 0.0%
Hanei Corp.(a),(b),(c)	49,382	0
Total Financials		0
Health Care 1.1%
Health Care Equipment & Supplies 1.1%
Health Care Supplies 1.1%
Alere, Inc.(a)	1,298,200	62,975,682
Total Health Care		62,975,682
Industrials 0.2%
Professional Services 0.2%
Research & Consulting Services 0.2%
Nielsen Holdings PLC	264,500	10,177,960
Total Industrials		10,177,960
Information Technology 93.7%
Communications Equipment 2.9%
Communications Equipment 2.9%
Arista Networks, Inc.(a)	433,433	63,879,356
Arris International PLC(a)	2,801,600	78,556,864
Flashpoint Technology, Inc.(a),(b),(c)	246,914	0
Oclaro, Inc.(a)	2,394,317	21,261,535
Total		163,697,755
Electronic Equipment, Instruments & Components 0.2%
Electronic Equipment & Instruments 0.2%
Orbotech Ltd.(a)	271,700	9,694,256
Internet Software & Services 8.9%
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Software & Services 8.9%
Alphabet, Inc., Class A(a)	152,000	150,037,680
Alphabet, Inc., Class C(a)	179,251	172,952,120
eBay, Inc.(a)	1,877,700	64,405,110
Facebook, Inc., Class A(a)	524,300	79,410,478
GoDaddy, Inc., Class A(a)	523,063	21,518,812
Okta, Inc.(a)	202,162	5,276,428
Total		493,600,628
IT Services 6.1%
Data Processing & Outsourced Services 5.1%
Euronet Worldwide, Inc.(a)	296,523	25,865,701
Fidelity National Information Services, Inc.	276,800	23,768,816
PayPal Holdings, Inc.(a)	212,400	11,089,404
Travelport Worldwide Ltd.	3,643,327	49,184,915
Visa, Inc., Class A	1,779,300	169,442,739
Total		279,351,575
IT Consulting & Other Services 1.0%
DXC Technology Co.(a)	736,475	57,091,542
Total IT Services		336,443,117
Semiconductors & Semiconductor Equipment 46.4%
Semiconductor Equipment 14.6%
Applied Materials, Inc.	3,188,500	146,288,380
Lam Research Corp.	3,176,926	492,963,607
Teradyne, Inc.(d)	4,700,360	167,097,798
Total		806,349,785
Semiconductors 31.8%
Broadcom Ltd.	1,592,701	381,420,036
Cavium, Inc.(a)	1,509,756	110,166,895
Inphi Corp.(a)	1,609,700	63,872,896
Integrated Device Technology, Inc.(a)	3,970,400	101,562,832
Lattice Semiconductor Corp.(a),(d)	13,507,877	93,879,745
Maxim Integrated Products, Inc.	3,382,507	161,683,835
Mellanox Technologies Ltd.(a)	720,780	34,237,050
Microchip Technology, Inc.	1,041,700	86,773,610
Micron Technology, Inc.(a)	6,046,800	186,060,036
NVIDIA Corp.	105,000	15,156,750
NXP Semiconductors NV(a)	14,900	1,637,510
ON Semiconductor Corp.(a)	4,967,788	76,901,358

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Communications and Information Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Qorvo, Inc.(a)	2,901,991	226,210,199
Skyworks Solutions, Inc.	516,826	55,005,791
Synaptics, Inc.(a),(d)	2,948,949	163,843,606
Total		1,758,412,149
Total Semiconductors & Semiconductor Equipment		2,564,761,934
Software 17.0%
Application Software 8.7%
Adobe Systems, Inc.(a)	104,500	14,824,370
Nuance Communications, Inc.(a)	9,211,594	170,506,605
Salesforce.com, Inc.(a)	602,051	53,967,851
Splunk, Inc.(a)	344,200	21,078,808
Synopsys, Inc.(a)	2,748,233	205,760,205
Verint Systems, Inc.(a)	340,300	13,986,330
Total		480,124,169
Home Entertainment Software 0.3%
Zynga, Inc., Class A(a)	4,407,300	15,513,696
Systems Software 8.0%
Check Point Software Technologies Ltd.(a)	498,049	55,806,390
CyberArk Software Ltd.(a)	432,670	21,205,157
Fortinet, Inc.(a)	2,014,200	79,238,628
Microsoft Corp.	714,500	49,900,680
Oracle Corp.	2,454,300	111,400,677
Tableau Software, Inc., Class A(a)	401,886	24,920,951
TiVo Corp.	5,618,800	100,014,640
Total		442,487,123
Total Software		938,124,988
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 12.2%
Technology Hardware, Storage & Peripherals 12.2%
Apple, Inc.	2,133,900	325,974,564
CPI Card Group, Inc.	2,548,582	4,969,735
Electronics for Imaging, Inc.(a)	1,591,833	75,484,721
Hewlett Packard Enterprise Co.	1,275,200	23,986,512
Western Digital Corp.	2,151,400	193,755,084
Xerox Corp.	6,829,200	48,282,444
Total		672,453,060
Total Information Technology		5,178,775,738
Telecommunication Services 0.1%
Diversified Telecommunication Services 0.1%
Integrated Telecommunication Services 0.1%
Ooma, Inc.(a),(d)	958,868	8,102,434
Total Telecommunication Services		8,102,434
Total Common Stocks (Cost: $3,226,270,316)		5,341,632,030

Money Market Funds 3.8%

Columbia Short-Term Cash Fund, 0.916%(d),(e)	208,494,820	208,494,820
Total Money Market Funds (Cost: $208,494,139)		208,494,820
Total Investments (Cost $3,434,764,455)		5,550,126,850
Other Assets & Liabilities, Net		(24,015,807)
Net Assets		$5,526,111,043

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2017, the value of these securities amounted to $0, which represents less than 0.01% of net assets.
(c)	Negligible market value.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.916%	21,724,587	1,310,014,732	(1,123,244,499)	208,494,820	43	522,062	208,494,820
Lattice Semiconductor Corp.	11,226,177	2,281,700	—	13,507,877	—	—	93,879,745
LifeLock, Inc. *	6,365,300	—	(6,365,300)	—	60,877,667	—	—
Ooma, Inc. *	493,055	465,813	—	958,868	—	—	8,102,434
Rovi Corp. *	5,466,200	—	(5,466,200)	—	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
May 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Synaptics, Inc.	2,106,349	921,200	(78,600)	2,948,949	(139,540)	—	163,843,606
Teradyne, Inc. *	10,259,667	103,000	(5,662,307)	4,700,360	45,882,252	1,647,568	167,097,798
Total	57,641,335	1,313,786,445	(1,140,816,906)	230,610,874	106,620,422	2,169,630	641,418,403

*	Issuer was not an affiliate for the entire period ended May 31, 2017.

(e)	The rate shown is the seven-day current annualized yield at May 31, 2017.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Communications and Information Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	81,600,216	—	—	—	81,600,216
Financials	—	—	0*	—	0*
Health Care	62,975,682	—	—	—	62,975,682
Industrials	10,177,960	—	—	—	10,177,960
Information Technology	5,178,775,738	—	0*	—	5,178,775,738
Telecommunication Services	8,102,434	—	—	—	8,102,434
Total Common Stocks	5,341,632,030	—	0*	—	5,341,632,030
Money Market Funds	—	—	—	208,494,820	208,494,820
Total Investments	5,341,632,030	—	0*	208,494,820	5,550,126,850

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the company’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the company’s capital balance.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2017	11

Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$2,926,670,475
Affiliated issuers, at cost	508,093,980
Total investments, at cost	3,434,764,455
Investments, at value
Unaffiliated issuers, at value	4,908,708,447
Affiliated issuers, at value	641,418,403
Total investments, at value	5,550,126,850
Receivable for:
Investments sold	27,732,346
Capital shares sold	10,402,900
Dividends	3,349,117
Prepaid expenses	1,652
Other assets	23,691
Total assets	5,591,636,556
Liabilities
Payable for:
Investments purchased	57,855,225
Capital shares purchased	6,251,595
Management services fees	132,918
Distribution and/or service fees	49,403
Transfer agent fees	456,722
Plan administration fees	6
Compensation of board members	171,018
Other expenses	608,626
Total liabilities	65,525,513
Net assets applicable to outstanding capital stock	$5,526,111,043
Represented by
Paid in capital	3,051,540,708
Undistributed net investment income	512,021
Accumulated net realized gain	358,695,919
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,982,037,972
Investments - affiliated issuers	133,324,423
Total - representing net assets applicable to outstanding capital stock	$5,526,111,043
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Communications and Information Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
May 31, 2017
Class A
Net assets	$3,465,647,402
Shares outstanding	47,502,259
Net asset value per share	$72.96
Maximum offering price per share(a)	$77.41
Class B
Net assets	$7,839,842
Shares outstanding	148,890
Net asset value per share	$52.66
Class C
Net assets	$890,067,985
Shares outstanding	16,956,339
Net asset value per share	$52.49
Class K
Net assets	$24,532
Shares outstanding	316
Net asset value per share(b)	$77.69
Class R
Net assets	$71,811,008
Shares outstanding	1,028,970
Net asset value per share	$69.79
Class R4
Net assets	$82,404,993
Shares outstanding	1,160,488
Net asset value per share	$71.01
Class R5
Net assets	$125,533,509
Shares outstanding	1,587,602
Net asset value per share	$79.07
Class T
Net assets	$2,718
Shares outstanding	37
Net asset value per share(b)	$73.26
Maximum offering price per share(c)	$75.14
Class Y
Net assets	$222,434
Shares outstanding	2,834
Net asset value per share(b)	$78.48
Class Z
Net assets	$882,556,620
Shares outstanding	11,203,982
Net asset value per share	$78.77

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2017	13

Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$36,220,546
Dividends — affiliated issuers	2,169,630
Total income	38,390,176
Expenses:
Management services fees	39,762,531
Distribution and/or service fees
Class A	7,375,003
Class B	24,837
Class C	8,223,913
Class R	282,058
Class T(a)	1
Transfer agent fees
Class A	3,912,439
Class B	13,597
Class C	1,090,594
Class I(b)	1
Class K	34
Class R	74,180
Class R4	56,715
Class R5	52,791
Class T(a)	1
Class Y(c)	4
Class Z	642,196
Plan administration fees
Class K	157
Compensation of board members	89,349
Custodian fees	35,726
Printing and postage fees	290,698
Registration fees	200,374
Audit fees	39,905
Legal fees	42,271
Compensation of chief compliance officer	865
Other	175,528
Total expenses	62,385,768
Expense reduction	(9,625)
Total net expenses	62,376,143
Net investment loss	(23,985,967)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	518,738,336
Investments — affiliated issuers	106,620,422
Net realized gain	625,358,758
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	977,457,660
Investments — affiliated issuers	19,939,577
Net change in unrealized appreciation (depreciation)	997,397,237
Net realized and unrealized gain	1,622,755,995
Net increase in net assets resulting from operations	$1,598,770,028

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Seligman Communications and Information Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended May 31, 2017 (a),(b)	Year Ended May 31, 2016
Operations
Net investment loss	$(23,985,967)	$(23,477,619)
Net realized gain	625,358,758	241,697,557
Net change in unrealized appreciation (depreciation)	997,397,237	(327,516,474)
Net increase (decrease) in net assets resulting from operations	1,598,770,028	(109,296,536)
Distributions to shareholders
Net realized gains
Class A	(221,702,260)	(274,322,717)
Class B	(1,006,451)	(2,028,284)
Class C	(75,890,924)	(91,872,571)
Class I(c)	(272)	(334)
Class K	(8,240)	(4,951)
Class R	(4,276,235)	(4,995,703)
Class R4	(3,375,364)	(2,268,628)
Class R5	(6,433,096)	(4,608,218)
Class Z	(31,490,392)	(31,968,892)
Total distributions to shareholders	(344,183,234)	(412,070,298)
Increase in net assets from capital stock activity	305,007,532	220,175,742
Total increase (decrease) in net assets	1,559,594,326	(301,191,092)
Net assets at beginning of year	3,966,516,717	4,267,707,809
Net assets at end of year	$5,526,111,043	$3,966,516,717
Undistributed net investment income	$512,021	$542,347

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017 (a),(b)		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (c)	6,210,615	402,697,787	4,103,359	230,755,150
Distributions reinvested	3,390,286	201,586,420	4,477,891	248,075,148
Redemptions	(10,060,526)	(634,550,153)	(7,960,732)	(438,588,296)
Net increase (decrease)	(459,625)	(30,265,946)	620,518	40,242,002
Class B
Subscriptions	3,321	143,927	8,738	366,218
Distributions reinvested	19,852	851,849	41,336	1,700,567
Redemptions (c)	(167,752)	(7,643,561)	(219,373)	(9,379,966)
Net decrease	(144,579)	(6,647,785)	(169,299)	(7,313,181)
Class C
Subscriptions	1,797,884	82,862,029	1,509,756	63,407,490
Distributions reinvested	1,500,186	64,402,996	1,860,829	76,498,667
Redemptions	(4,517,553)	(215,789,938)	(2,162,078)	(89,869,194)
Net increase (decrease)	(1,219,483)	(68,524,913)	1,208,507	50,036,963
Class I(d)
Redemptions	(54)	(3,913)	—	—
Net decrease	(54)	(3,913)	—	—
Class K
Subscriptions	1,298	87,065	243	14,332
Distributions reinvested	126	7,975	79	4,624
Redemptions	(2,134)	(147,681)	(33)	(2,100)
Net increase (decrease)	(710)	(52,641)	289	16,856
Class R
Subscriptions	394,107	23,873,773	349,712	18,674,219
Distributions reinvested	64,672	3,682,441	82,642	4,400,706
Redemptions	(345,288)	(20,543,041)	(399,939)	(21,509,559)
Net increase	113,491	7,013,173	32,415	1,565,366
Class R4
Subscriptions	823,358	51,563,504	228,245	12,414,517
Distributions reinvested	35,829	2,070,891	14,739	795,187
Redemptions	(183,984)	(11,120,498)	(123,233)	(6,766,260)
Net increase	675,203	42,513,897	119,751	6,443,444
Class R5
Subscriptions	742,817	50,472,075	1,621,865	94,120,811
Distributions reinvested	95,845	6,167,588	72,305	4,307,190
Redemptions	(1,176,415)	(74,303,723)	(295,098)	(17,280,386)
Net increase (decrease)	(337,753)	(17,664,060)	1,399,072	81,147,615
Class T
Subscriptions	37	2,500	—	—
Net increase	37	2,500	—	—
Class Y(d)
Subscriptions	2,834	213,949	—	—
Net increase	2,834	213,949	—	—
Class Z
Subscriptions	6,465,301	452,564,508	1,717,941	103,356,181
Distributions reinvested	378,867	24,292,954	392,437	23,306,811
Redemptions	(1,451,333)	(98,434,191)	(1,344,805)	(78,626,315)
Net increase	5,392,835	378,423,271	765,573	48,036,677
Total net increase	4,022,196	305,007,532	3,976,826	220,175,742

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Communications and Information Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Class A
5/31/2017	$55.64	(0.27)	22.39	22.12	(4.80)
5/31/2016	$62.95	(0.27)	(1.11)	(1.38)	(5.93)
5/31/2015	$54.27	(0.33)	16.09	15.76	(7.08)
5/31/2014	$45.03	(0.27)	10.29	10.02	(0.78)
5/31/2013	$42.89	(0.29)	5.15	4.86	(2.72)
Class B
5/31/2017	$41.32	(0.20)	16.34	16.14	(4.80)
5/31/2016	$48.31	(0.21)	(0.85)	(1.06)	(5.93)
5/31/2015	$43.10	(0.26)	12.55	12.29	(7.08)
5/31/2014	$35.91	(0.21)	8.18	7.97	(0.78)
5/31/2013	$34.89	(0.39)	4.13	3.74	(2.72)
Class C
5/31/2017	$41.15	(0.54)	16.28	15.74	(4.40)
5/31/2016	$48.05	(0.52)	(0.87)	(1.39)	(5.51)
5/31/2015	$42.68	(0.59)	12.45	11.86	(6.49)
5/31/2014	$35.83	(0.50)	8.13	7.63	(0.78)
5/31/2013	$34.91	(0.49)	4.13	3.64	(2.72)
Class K
5/31/2017	$59.00	(0.24)	23.80	23.56	(4.87)
5/31/2016	$66.36	(0.20)	(1.16)	(1.36)	(6.00)
5/31/2015	$56.90	(0.33)	16.97	16.64	(7.18)
5/31/2014	$47.12	(0.22)	10.78	10.56	(0.78)
5/31/2013	$44.69	(0.24)	5.39	5.15	(2.72)
Class R
5/31/2017	$53.42	(0.41)	21.45	21.04	(4.67)
5/31/2016	$60.68	(0.40)	(1.07)	(1.47)	(5.79)
5/31/2015	$52.49	(0.46)	15.53	15.07	(6.88)
5/31/2014	$43.69	(0.38)	9.96	9.58	(0.78)
5/31/2013	$41.78	(0.39)	5.02	4.63	(2.72)
Class R4
5/31/2017	$54.25	(0.10)	21.80	21.70	(4.94)
5/31/2016	$61.52	(0.13)	(1.07)	(1.20)	(6.07)
5/31/2015	$53.23	(0.18)	15.75	15.57	(7.28)
5/31/2014	$44.08	(0.17)	10.10	9.93	(0.78)
5/31/2013	$42.00	(0.30)	5.10	4.80	(2.72)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Seligman Communications and Information Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(4.80)	$72.96	41.72%	1.29%	1.29% (c)	(0.43%)	54%	$3,465,647
(5.93)	$55.64	(2.15%)	1.35% (d)	1.35% (c),(d)	(0.48%)	48%	$2,668,756
(7.08)	$62.95	31.04%	1.35%	1.35% (c)	(0.57%)	61%	$2,980,017
(0.78)	$54.27	22.48%	1.41% (d)	1.41% (c),(d)	(0.55%)	48%	$2,486,060
(2.72)	$45.03	11.87%	1.37% (d)	1.37% (c),(d)	(0.66%)	61%	$2,411,838

(4.80)	$52.66	41.71%	1.29%	1.29% (c)	(0.44%)	54%	$7,840
(5.93)	$41.32	(2.13%)	1.35% (d)	1.35% (c),(d)	(0.49%)	48%	$12,125
(7.08)	$48.31	31.03%	1.35%	1.35% (c)	(0.57%)	61%	$22,356
(0.78)	$43.10	22.48%	1.41% (d),(e)	1.41% (c),(d)	(0.54%)	48%	$27,991
(2.72)	$35.91	11.39%	1.83% (d),(e)	1.83% (c),(d)	(1.13%)	61%	$36,917

(4.40)	$52.49	40.64%	2.04%	2.04% (c)	(1.18%)	54%	$890,068
(5.51)	$41.15	(2.88%)	2.10% (d)	2.10% (c),(d)	(1.23%)	48%	$747,911
(6.49)	$48.05	30.05%	2.10%	2.10% (c)	(1.31%)	61%	$815,273
(0.78)	$42.68	21.57%	2.16% (d)	2.16% (c),(d)	(1.30%)	48%	$671,468
(2.72)	$35.83	11.06%	2.12% (d)	2.12% (c),(d)	(1.41%)	61%	$633,180

(4.87)	$77.69	41.80%	1.21%	1.21%	(0.37%)	54%	$25
(6.00)	$59.00	(2.01%)	1.22% (d)	1.22% (d)	(0.34%)	48%	$61
(7.18)	$66.36	31.18%	1.24%	1.24%	(0.54%)	61%	$49
(0.78)	$56.90	22.63%	1.27% (d)	1.27% (d)	(0.44%)	48%	$107
(2.72)	$47.12	12.04%	1.24% (d)	1.24% (d)	(0.53%)	61%	$969

(4.67)	$69.79	41.36%	1.54%	1.54% (c)	(0.68%)	54%	$71,811
(5.79)	$53.42	(2.39%)	1.60% (d)	1.60% (c),(d)	(0.73%)	48%	$48,905
(6.88)	$60.68	30.70%	1.60%	1.60% (c)	(0.82%)	61%	$53,583
(0.78)	$52.49	22.16%	1.66% (d)	1.66% (c),(d)	(0.80%)	48%	$42,742
(2.72)	$43.69	11.63%	1.62% (d)	1.62% (c),(d)	(0.92%)	61%	$41,000

(4.94)	$71.01	42.07%	1.03%	1.03% (c)	(0.17%)	54%	$82,405
(6.07)	$54.25	(1.91%)	1.10% (d)	1.10% (c),(d)	(0.23%)	48%	$26,328
(7.28)	$61.52	31.35%	1.11%	1.11% (c)	(0.31%)	61%	$22,487
(0.78)	$53.23	22.76%	1.16% (d)	1.16% (c),(d)	(0.35%)	48%	$14,254
(2.72)	$44.08	11.99%	1.22% (d)	1.22% (d)	(0.71%)	61%	$588
Columbia Seligman Communications and Information Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Class R5
5/31/2017	$59.94	(0.07)	24.20	24.13	(5.00)
5/31/2016	$67.31	(0.05)	(1.18)	(1.23)	(6.14)
5/31/2015	$57.65	(0.11)	17.15	17.04	(7.38)
5/31/2014	$47.61	(0.10)	10.92	10.82	(0.78)
5/31/2013	$45.03	(0.13)	5.43	5.30	(2.72)
Class T
5/31/2017 (f)	$67.37	(0.07)	5.96	5.89	—
Class Y
5/31/2017 (h)	$71.02	(0.02)	7.48	7.46	—
Class Z
5/31/2017	$59.72	(0.13)	24.12	23.99	(4.94)
5/31/2016	$67.09	(0.14)	(1.16)	(1.30)	(6.07)
5/31/2015	$57.47	(0.19)	17.09	16.90	(7.28)
5/31/2014	$47.53	(0.15)	10.87	10.72	(0.78)
5/31/2013	$45.01	(0.19)	5.43	5.24	(2.72)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Gross expense ratio has been revised to conform to current year presentation.
(f)	Class T shares commenced operations on April 3, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Seligman Communications and Information Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(5.00)	$79.07	42.16%	0.96%	0.96%	(0.10%)	54%	$125,534
(6.14)	$59.94	(1.76%)	0.98% (d)	0.98% (d)	(0.09%)	48%	$115,399
(7.38)	$67.31	31.54%	0.97%	0.97%	(0.17%)	61%	$35,422
(0.78)	$57.65	22.94%	1.03% (d)	1.03% (d)	(0.19%)	48%	$24,681
(2.72)	$47.61	12.29%	0.99% (d)	0.99% (d)	(0.28%)	61%	$17,365

—	$73.26	8.74%	1.28% (g)	1.28% (c),(g)	(0.67%) (g)	54%	$3

—	$78.48	10.51%	0.92% (g)	0.92% (g)	(0.04%) (g)	54%	$222

(4.94)	$78.77	42.05%	1.04%	1.04% (c)	(0.19%)	54%	$882,557
(6.07)	$59.72	(1.89%)	1.10% (d)	1.10% (c),(d)	(0.23%)	48%	$347,029
(7.28)	$67.09	31.36%	1.10%	1.10% (c)	(0.31%)	61%	$338,516
(0.78)	$57.47	22.77%	1.16% (d)	1.16% (c),(d)	(0.30%)	48%	$189,112
(2.72)	$47.53	12.16%	1.12% (d)	1.12% (c),(d)	(0.41%)	61%	$180,926
Columbia Seligman Communications and Information Fund | Annual Report 2017	21

Notes to Financial Statements
May 31, 2017
Note 1. Organization
Columbia Seligman Communications and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Class T shares commenced operations on April 3, 2017.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
22	Columbia Seligman Communications and Information Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Seligman Communications and Information Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
May 31, 2017
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company
24	Columbia Seligman Communications and Information Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2017 was 0.887% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to March 16, 2017 provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Seligman Communications and Information Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
May 31, 2017
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I shares were subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class I shares. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class and Class I shares did not pay transfer agency fees. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares.
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Class B	0.14
Class C	0.13
Class I	0.014 (a),(b)
Class K	0.055
Class R	0.13
Class R4	0.13
Class R5	0.055
Class T	0.16 (a)
Class Y	0.025 (a)
Class Z	0.13

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At May 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $847,292. The liability remaining at May 31, 2017 for non-recurring charges associated with the lease amounted to $469,346 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $9,625.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net
26	Columbia Seligman Communications and Information Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $17,558,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2017, and may be recovered from future payments under the distribution plan or CDSCs. There were no unreimbursed distribution expenses for Class B shares. To the extent the distribution and/or shareholder services expenses incurred by the Distributor have been fully recovered, the distribution and/or shareholder services fee is not charged to the share class.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2017, if any, are listed below:
Amount ($)
Class A	3,484,225
Class B	254
Class C	26,514
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	October 1, 2016 through September 30, 2017	Prior to October 1, 2016
Class A	1.450%	1.45%
Class B	2.200	2.20
Class C	2.200	2.20
Class K	1.370	1.36
Class R	1.700	1.70
Class R4	1.200	1.20
Class R5	1.120	1.11
Class T	1.450*	—
Class Y	1.070**	—
Class Z	1.200	1.20
*Expense cap rate is contractual from April 3, 2017 (the commencement of operations of Class T shares) through September 30, 2017.
**Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through September 30, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. The contractual expense
Columbia Seligman Communications and Information Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
May 31, 2017
cap includes distribution and shareholder services fees. As discussed above, to the extent the distribution and/or shareholder services expenses incurred by the Distributor have been fully recovered, the distribution and/or shareholder services fee is not charged to the share class.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
23,955,641	(23,955,641)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
May 31, 2017			May 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
34,889,383	309,293,851	344,183,234	80,977,563	331,092,735	412,070,298
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
46,246,941	317,602,014	—	2,110,887,752
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,439,239,098	2,144,840,633	(33,952,881)	2,110,887,752
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,404,090,273 and $2,626,161,602, respectively, for the year ended May 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
28	Columbia Seligman Communications and Information Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2017.
Note 8. Significant risks
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At May 31, 2017, two unaffiliated shareholders of record owned 20.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Columbia Seligman Communications and Information Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
May 31, 2017
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Seligman Communications and Information Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Seligman Communications And Information Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Seligman Communications and Information Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
Columbia Seligman Communications and Information Fund | Annual Report 2017	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
41.78%	41.92%	$551,469,290
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Seligman Communications and Information Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Seligman Communications and Information Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
34	Columbia Seligman Communications and Information Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Columbia Seligman Communications and Information Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously
		President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S.Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
36	Columbia Seligman Communications and Information Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Seligman Communications and Information Fund | Annual Report 2017	37

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
38	Columbia Seligman Communications and Information Fund | Annual Report 2017

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Columbia Seligman Communications and Information Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN219_05_G01_(07/17)

Annual Report
May 31, 2017
Columbia Select Large-Cap Value Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Large-Cap Value Fund   |  Annual Report 2017

Columbia Select Large-Cap Value Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Select Large-Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Richard Rosen
Lead manager
Managed Fund since 1997
Kari Montanus
Co-manager
Managed Fund since 2014
Richard Taft, CPA
Co-manager
Managed Fund since October 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	20.87	15.96	6.86
	Including sales charges		13.90	14.60	6.23
Class B	Excluding sales charges	04/25/97	19.95	15.09	6.06
	Including sales charges		14.95	14.86	6.06
Class C	Excluding sales charges	05/27/99	20.02	15.11	6.08
	Including sales charges		19.02	15.11	6.08
Class K *		08/03/09	21.03	16.09	6.96
Class R		04/30/03	20.61	15.68	6.59
Class R4 *		11/08/12	21.23	16.23	6.99
Class R5		11/30/01	21.33	16.37	7.31
Class T *	Excluding sales charges	09/27/10	20.89	15.95	6.53
	Including sales charges		17.85	15.35	6.25
Class Y *		10/01/14	21.36	16.22	6.98
Class Z *		09/27/10	21.19	16.26	7.05
Russell 1000 Value Index			14.66	14.67	5.15
S&P 500 Index			17.47	15.42	6.94
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. As of May 31, 2017, the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares and the Fund no longer accepts investments by new or existing investors in Class B shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select Large-Cap Value Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2007 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2017)
NextEra Energy, Inc.	4.5
Philip Morris International, Inc.	3.9
Citigroup, Inc.	3.8
Verizon Communications, Inc.	3.7
QUALCOMM, Inc.	3.6
Bank of America Corp.	3.5
FMC Corp.	3.5
Humana, Inc.	3.4
Applied Materials, Inc.	3.3
Honeywell International, Inc.	3.2
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2017)
Common Stocks	98.3
Money Market Funds	1.7
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2017)
Consumer Discretionary	2.8
Consumer Staples	11.7
Energy	13.9
Financials	24.5
Health Care	9.3
Industrials	10.0
Information Technology	14.5
Materials	3.5
Telecommunication Services	3.7
Utilities	6.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select Large-Cap Value Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2017, the Fund’s Class A shares returned 20.87% excluding sales charges. Over the same period, the Fund’s benchmark, Russell 1000 Value Index, returned 14.66% and the broader equity market, as measured by the S&P 500 Index, gained 17.47%. Broad-based stock selection helped absolute and relative results, especially in the information technology, financials, industrials, materials and energy sectors.
Hopes for new pro-growth policy drove markets higher
Although the 12 months ended May 31, 2017 were characterized by solid investment stock market returns, we saw an absence of true fundamental drivers other than a recovery of earnings in the financial and energy sectors. Possibilities of Brexit and a Trump presidency initially were feared, yet the outcomes were ignored if not outright embraced by investors. Maybe the old axiom of ‘what doesn’t kill me will make me stronger’ was the driving factor for investors to embrace the U.S. stock market. Despite a few bouts of disappointment over the lack of progress toward campaign promises like tax cuts or infrastructure spending, sentiment remained hopeful enough to propel major market benchmarks on an often bumpy but steady climb to more than a dozen record highs throughout the period.
Near period-end, market sentiment was boosted even further by the Federal Reserve’s (the Fed’s) plan to trim its balance sheet, which investors interpreted as a vote of confidence in the U.S. economy. Investors also were relieved by the outcome of the French election, which was seen as a positive for the European Union and global equity markets and overshadowed negative factors like North Korea’s growing nuclear capabilities.
What was most striking about the run-up during the year under review wasn’t a milestone like breaking through Dow 20,000. Instead, it was the market’s extraordinary patience and willingness to keep waiting for clarity on the new administration’s agenda. Doubts frequently clouded sentiment and caused equities to sputter, but investors kept finding reasons to believe — even though they were left waiting for specifics to justify their hope, just as they were when the optimism began.
Contributors and detractors
Strong, broad-based security selection helped the Fund’s absolute and relative returns during the period. Especially beneficial were holdings in information technology, financials, industrials, materials and energy sectors. Standout performers included Applied Materials, which primarily makes equipment used to manufacture increasingly sophisticated semiconductors. Investors rewarded the company based on its exceptional results and strong forecast for continued growth in key business lines. Railroad CSX also soared based on expectations resulting from a new CEO considered to be the top operating expert in the industry. Agricultural chemicals provider FMC Corp. also was among the top performers, boosted primarily by its plans to acquire the crop-protection business segment being divested by Dupont. That deal, which investors believe will solidify FMC’s market leadership, was viewed even more favorably because Dupont also agreed to acquire FMC’s non-core health and nutrition business.
Detractors included pharmaceutical maker Bristol-Myers Squibb, which struggled after investors took a short-term, and in our opinion, an unfair view of poor results in an ambitious clinical trial for one of the company’s leading cancer drugs. We view the miss as a short-term event and maintain high conviction in the company’s longer-term capabilities. Another health care holding, pharmacy benefit manager Express Scripts, also declined after announcing that it will lose a major customer at the end of 2019. Other noteworthy detractors included Tyson Foods, which declined after a series of investor disappointments that included a CEO change, below-expectation results in its key chicken and prepared foods businesses, and rumors of regulatory issues. We have maintained ownership based on our belief that the company, which has been a significant source of positive performance over the last five years, can successfully navigate these issues.
At period’s end
Economic growth in the U.S. remains mired in the 2%+ GDP growth ceiling that has characterized the economy over the past five years. Although the market has at times embraced the notion of a re-acceleration of economic growth, that concept is probably dependent on a fix to the Affordable Care Act and tax reform, neither of which seems likely. Instead, what investors and the markets have embraced is complacency. Consider current economic conditions in the context of hopes for a re-acceleration of growth: 1) full employment; 2) historically low interest rates in concert with a Fed that intends to ‘normalize’ rates higher and reduce their balance sheet; 3) historically low volatility; 4) corporate balance sheets that are pretty close to the 2008 levels in terms of leverage (i.e., not highly leveraged); 5) an automobile cycle that has peaked and is rolling over;
4	Columbia Select Large-Cap Value Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
and 6) a federal budget deficit running at roughly $1 trillion last year, eight years into an economic expansion (with full employment). Throw in the aging of America’s population, and presuming that even 2% GDP is sustainable, in our view, is a lot to ask. As investors, therefore, we think that you have to embrace the sustainability of 2% GDP, continued low interest rates, and earnings growth of a few percent, with no exogenous events to topple the paradigm. Against this backdrop, we will continue to adhere to a disciplined investment approach that emphasizes large-cap companies that we believe have the potential to maintain or accelerate their earnings growth in good economic times and bad.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Select Large-Cap Value Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 — May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,071.20	1,019.20	5.94	5.79	1.15
Class B	1,000.00	1,000.00	1,067.20	1,015.46	9.79	9.55	1.90
Class C	1,000.00	1,000.00	1,067.20	1,015.46	9.79	9.55	1.90
Class K	1,000.00	1,000.00	1,071.70	1,019.60	5.53	5.39	1.07
Class R	1,000.00	1,000.00	1,070.30	1,017.95	7.23	7.04	1.40
Class R4	1,000.00	1,000.00	1,072.70	1,020.44	4.65	4.53	0.90
Class R5	1,000.00	1,000.00	1,073.20	1,020.84	4.24	4.13	0.82
Class T (formerly Class W)	1,000.00	1,000.00	1,071.20	1,019.20	5.94	5.79	1.15
Class Y	1,000.00	1,000.00	1,073.40	1,021.09	3.98	3.88	0.77
Class Z	1,000.00	1,000.00	1,072.80	1,020.44	4.65	4.53	0.90
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Select Large-Cap Value Fund | Annual Report 2017

Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.3%
Issuer	Shares	Value ($)
Consumer Discretionary 2.7%
Specialty Retail 2.7%
Lowe’s Companies, Inc.	270,000	21,267,900
Total Consumer Discretionary		21,267,900
Consumer Staples 11.5%
Food & Staples Retailing 1.8%
Costco Wholesale Corp.	77,500	13,983,325
Food Products 2.6%
Tyson Foods, Inc., Class A	353,018	20,242,052
Tobacco 7.1%
Altria Group, Inc.	325,000	24,518,000
Philip Morris International, Inc.	250,000	29,950,000
Total		54,468,000
Total Consumer Staples		88,693,377
Energy 13.6%
Energy Equipment & Services 2.6%
Halliburton Co.	450,000	20,335,500
Oil, Gas & Consumable Fuels 11.0%
Anadarko Petroleum Corp.	340,000	17,180,200
Chevron Corp.	163,212	16,889,178
Marathon Oil Corp.	88,830	1,156,566
Marathon Petroleum Corp.	290,000	15,091,600
Valero Energy Corp.	210,000	12,908,700
Williams Companies, Inc. (The)	775,000	22,165,000
Total		85,391,244
Total Energy		105,726,744
Financials 24.1%
Banks 13.2%
Bank of America Corp.	1,200,000	26,892,000
Citigroup, Inc.	475,000	28,756,500
JPMorgan Chase & Co.	275,000	22,591,250
Wells Fargo & Co.	465,000	23,780,100
Total		102,019,850
Capital Markets 2.8%
Morgan Stanley	525,000	21,913,500
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 8.1%
American International Group, Inc.	275,000	17,498,250
MetLife, Inc.	475,000	24,030,250
Unum Group	475,000	21,365,500
Total		62,894,000
Total Financials		186,827,350
Health Care 9.2%
Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	250,000	14,827,500
Health Care Providers & Services 4.7%
Express Scripts Holding Co.(a)	175,000	10,456,250
Humana, Inc.	110,000	25,548,600
Total		36,004,850
Pharmaceuticals 2.6%
Bristol-Myers Squibb Co.	375,000	20,231,250
Total Health Care		71,063,600
Industrials 9.9%
Aerospace & Defense 2.1%
United Technologies Corp.	135,000	16,372,800
Industrial Conglomerates 3.2%
Honeywell International, Inc.	185,000	24,603,150
Road & Rail 4.6%
CSX Corp.	450,000	24,376,500
Union Pacific Corp.	100,000	11,030,000
Total		35,406,500
Total Industrials		76,382,450
Information Technology 14.3%
Communications Equipment 1.9%
Juniper Networks, Inc.	500,000	14,665,000
Electronic Equipment, Instruments & Components 2.9%
Corning, Inc.	763,500	22,217,850
IT Services 2.6%
Teradata Corp.(a)	750,000	20,445,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large-Cap Value Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 6.9%
Applied Materials, Inc.	550,500	25,256,940
QUALCOMM, Inc.	485,898	27,827,379
Total		53,084,319
Total Information Technology		110,412,169
Materials 3.4%
Chemicals 3.4%
FMC Corp.	350,000	26,379,500
Total Materials		26,379,500
Telecommunication Services 3.6%
Diversified Telecommunication Services 3.6%
Verizon Communications, Inc.	600,000	27,984,000
Total Telecommunication Services		27,984,000
Utilities 6.0%
Electric Utilities 4.4%
NextEra Energy, Inc.	240,000	33,945,600
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 1.6%
AES Corp. (The)	1,100,000	12,848,000
Total Utilities		46,793,600
Total Common Stocks (Cost $439,236,238)		761,530,690

Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.916%(b),(c)	12,813,997	12,813,997
Total Money Market Funds (Cost $12,813,997)		12,813,997
Total Investments (Cost: $452,050,235)		774,344,687
Other Assets & Liabilities, Net		94,944
Net Assets		774,439,631

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.916%	—	169,847,158	(157,033,161)	12,813,997	926	58,710	12,813,997
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large-Cap Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	21,267,900	—	—	—	21,267,900
Consumer Staples	88,693,377	—	—	—	88,693,377
Energy	105,726,744	—	—	—	105,726,744
Financials	186,827,350	—	—	—	186,827,350
Health Care	71,063,600	—	—	—	71,063,600
Industrials	76,382,450	—	—	—	76,382,450
Information Technology	110,412,169	—	—	—	110,412,169
Materials	26,379,500	—	—	—	26,379,500
Telecommunication Services	27,984,000	—	—	—	27,984,000
Utilities	46,793,600	—	—	—	46,793,600
Total Common Stocks	761,530,690	—	—	—	761,530,690
Money Market Funds	—	—	—	12,813,997	12,813,997
Total Investments	761,530,690	—	—	12,813,997	774,344,687
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large-Cap Value Fund | Annual Report 2017	9

Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$439,236,238
Affiliated issuers, at cost	12,813,997
Total investments, at cost	452,050,235
Investments, at value
Unaffiliated issuers, at value	761,530,690
Affiliated issuers, at value	12,813,997
Total investments, at value	774,344,687
Receivable for:
Capital shares sold	1,725,492
Dividends	2,123,338
Expense reimbursement due from Investment Manager	57
Prepaid expenses	538
Total assets	778,194,112
Liabilities
Payable for:
Capital shares purchased	3,538,870
Management services fees	16,038
Distribution and/or service fees	3,566
Transfer agent fees	72,465
Plan administration fees	5
Compensation of board members	45,768
Other expenses	77,769
Total liabilities	3,754,481
Net assets applicable to outstanding capital stock	$774,439,631
Represented by
Paid in capital	420,331,889
Undistributed net investment income	3,878,048
Accumulated net realized gain	27,935,242
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	322,294,452
Total - representing net assets applicable to outstanding capital stock	$774,439,631
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large-Cap Value Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
May 31, 2017
Class A
Net assets	$204,823,839
Shares outstanding	8,558,842
Net asset value per share	$23.93
Maximum offering price per share(a)	$25.39
Class B
Net assets	$541,426
Shares outstanding	24,597
Net asset value per share	$22.01
Class C
Net assets	$65,295,472
Shares outstanding	2,968,150
Net asset value per share	$22.00
Class K
Net assets	$22,466
Shares outstanding	910
Net asset value per share(b)	$24.68
Class R
Net assets	$23,132,133
Shares outstanding	981,535
Net asset value per share	$23.57
Class R4
Net assets	$40,794,008
Shares outstanding	1,625,556
Net asset value per share	$25.10
Class R5
Net assets	$23,215,248
Shares outstanding	935,868
Net asset value per share	$24.81
Class T(c)
Net assets	$262,044
Shares outstanding	11,017
Net asset value per share	$23.79
Maximum offering price per share(d)	$24.40
Class Y
Net assets	$121,439,068
Shares outstanding	4,826,120
Net asset value per share	$25.16
Class Z
Net assets	$294,913,927
Shares outstanding	11,895,765
Net asset value per share	$24.79

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large-Cap Value Fund | Annual Report 2017	11

Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$16,835,889
Dividends — affiliated issuers	58,710
Total income	16,894,599
Expenses:
Management services fees	5,711,399
Distribution and/or service fees
Class A	547,708
Class B	6,921
Class C	690,868
Class R	119,954
Class T(a)	43,706
Transfer agent fees
Class A	323,438
Class B	1,035
Class C	101,797
Class I(b)	2,982
Class K	12
Class R	35,384
Class R4	41,838
Class R5	13,553
Class T(a)	27,243
Class Y	2,397
Class Z	370,229
Plan administration fees
Class K	52
Compensation of board members	25,997
Custodian fees	9,559
Printing and postage fees	69,364
Registration fees	142,931
Audit fees	31,268
Legal fees	12,744
Compensation of chief compliance officer	165
Other	29,629
Total expenses	8,362,173
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(184,063)
Expense reduction	(852)
Total net expenses	8,177,258
Net investment income	8,717,341
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	64,207,322
Investments — affiliated issuers	926
Net realized gain	64,208,248
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	71,499,831
Net change in unrealized appreciation (depreciation)	71,499,831
Net realized and unrealized gain	135,708,079
Net increase in net assets resulting from operations	$144,425,420

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large-Cap Value Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended May 31, 2017	Year Ended May 31, 2016
Operations
Net investment income	$8,717,341	$11,707,404
Net realized gain	64,208,248	39,681,645
Net change in unrealized appreciation (depreciation)	71,499,831	(97,585,038)
Net increase (decrease) in net assets resulting from operations	144,425,420	(46,195,989)
Distributions to shareholders
Net investment income
Class A	(2,454,149)	(3,675,703)
Class B	(3,324)	(7,544)
Class C	(312,496)	(529,501)
Class I(a)	(1,724,183)	(2,329,298)
Class K	(242)	(269)
Class R	(211,194)	(258,421)
Class R4	(326,817)	(390,019)
Class R5	(342,488)	(408,110)
Class T(b)	(256,985)	(390,546)
Class Y	(10,843)	(310)
Class Z	(3,097,205)	(4,943,094)
Net realized gains
Class A	(15,410,059)	(7,389,742)
Class B	(54,090)	(33,910)
Class C	(5,084,728)	(2,380,229)
Class I(a)	(8,185,051)	(3,616,709)
Class K	(1,403)	(506)
Class R	(1,667,474)	(636,876)
Class R4	(1,703,485)	(662,113)
Class R5	(1,677,785)	(654,490)
Class T(b)	(1,613,658)	(785,164)
Class Y	(51,605)	(470)
Class Z	(16,143,742)	(8,391,619)
Total distributions to shareholders	(60,333,006)	(37,484,643)
Decrease in net assets from capital stock activity	(82,640,948)	(171,986,601)
Total increase (decrease) in net assets	1,451,466	(255,667,233)
Net assets at beginning of year	772,988,165	1,028,655,398
Net assets at end of year	$774,439,631	$772,988,165
Undistributed net investment income	$3,878,048	$3,900,633

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large-Cap Value Fund | Annual Report 2017	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	2,363,367	55,346,602	1,937,587	40,857,940
Distributions reinvested	617,495	14,313,526	444,319	9,010,782
Redemptions	(4,964,498)	(115,355,472)	(5,958,479)	(125,457,410)
Net decrease	(1,983,636)	(45,695,344)	(3,576,573)	(75,588,688)
Class B
Subscriptions	1,404	30,389	2,629	52,850
Distributions reinvested	2,150	45,982	1,558	29,361
Redemptions (a)	(19,946)	(423,890)	(34,399)	(681,164)
Net decrease	(16,392)	(347,519)	(30,212)	(598,953)
Class C
Subscriptions	460,984	9,803,685	443,511	8,643,214
Distributions reinvested	177,952	3,804,610	105,470	1,987,060
Redemptions	(1,170,315)	(24,910,286)	(1,347,004)	(25,910,580)
Net decrease	(531,379)	(11,301,991)	(798,023)	(15,280,306)
Class I(b)
Subscriptions	22,076	553,611	53,582	1,151,332
Distributions reinvested	413,736	9,908,977	284,492	5,945,875
Redemptions	(6,174,569)	(149,656,298)	(497,043)	(10,734,746)
Net decrease	(5,738,757)	(139,193,710)	(158,969)	(3,637,539)
Class K
Distributions reinvested	58	1,397	31	654
Net increase	58	1,397	31	654
Class R
Subscriptions	314,659	7,180,659	481,440	9,819,480
Distributions reinvested	26,279	600,480	16,199	324,472
Redemptions	(490,980)	(11,269,096)	(318,917)	(6,642,641)
Net increase (decrease)	(150,042)	(3,487,957)	178,722	3,501,311
Class R4
Subscriptions	695,974	17,308,705	400,587	8,813,110
Distributions reinvested	83,611	2,030,076	34,860	737,648
Redemptions	(531,735)	(12,474,500)	(315,472)	(7,140,265)
Net increase	247,850	6,864,281	119,975	2,410,493
Class R5
Subscriptions	304,057	7,238,413	399,306	8,750,173
Distributions reinvested	83,965	2,014,322	50,626	1,059,594
Redemptions	(497,934)	(11,880,830)	(396,089)	(8,684,084)
Net increase (decrease)	(109,912)	(2,628,095)	53,843	1,125,683
Class T(c)
Subscriptions	44,891	1,006,731	174,991	3,711,960
Distributions reinvested	81,181	1,870,410	58,284	1,175,597
Redemptions	(1,349,545)	(31,082,114)	(796,084)	(16,677,311)
Net decrease	(1,223,473)	(28,204,973)	(562,809)	(11,789,754)
Class Y(b)
Subscriptions	4,818,170	119,202,567	35,296	738,369
Distributions reinvested	2,558	62,235	32	672
Redemptions	(27,359)	(674,435)	(2,684)	(55,161)
Net increase	4,793,369	118,590,367	32,644	683,880
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large-Cap Value Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	3,782,194	92,350,852	2,459,430	53,517,584
Distributions reinvested	723,336	17,345,608	545,369	11,414,567
Redemptions	(3,679,839)	(86,933,864)	(6,528,298)	(137,745,533)
Net increase (decrease)	825,691	22,762,596	(3,523,499)	(72,813,382)
Total net decrease	(3,886,623)	(82,640,948)	(8,264,870)	(171,986,601)

(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large-Cap Value Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
5/31/2017	$21.43	0.24	4.17	4.41	(0.26)	(1.65)
5/31/2016	$23.18	0.27	(1.10)	(0.83)	(0.30)	(0.62)
5/31/2015	$22.18	0.23	1.33	1.56	(0.19)	(0.37)
5/31/2014	$19.05	0.19	3.61	3.80	(0.26)	(0.41)
5/31/2013	$14.31	0.19	5.31	5.50	(0.21)	(0.55)
Class B
5/31/2017	$19.85	0.05	3.86	3.91	(0.10)	(1.65)
5/31/2016	$21.52	0.10	(1.02)	(0.92)	(0.13)	(0.62)
5/31/2015	$20.62	0.05	1.24	1.29	(0.02)	(0.37)
5/31/2014	$17.76	0.03	3.35	3.38	(0.11)	(0.41)
5/31/2013	$13.36	0.06	4.96	5.02	(0.07)	(0.55)
Class C
5/31/2017	$19.83	0.06	3.86	3.92	(0.10)	(1.65)
5/31/2016	$21.51	0.10	(1.03)	(0.93)	(0.13)	(0.62)
5/31/2015	$20.61	0.06	1.23	1.29	(0.02)	(0.37)
5/31/2014	$17.75	0.03	3.35	3.38	(0.11)	(0.41)
5/31/2013	$13.37	0.06	4.97	5.03	(0.10)	(0.55)
Class K
5/31/2017	$22.04	0.27	4.30	4.57	(0.28)	(1.65)
5/31/2016	$23.82	0.30	(1.13)	(0.83)	(0.33)	(0.62)
5/31/2015	$22.78	0.27	1.35	1.62	(0.21)	(0.37)
5/31/2014	$19.55	0.21	3.71	3.92	(0.28)	(0.41)
5/31/2013	$14.66	0.22	5.45	5.67	(0.23)	(0.55)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large-Cap Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.91)	$23.93	20.87%	1.19%	1.16% (c)	1.05%	8%	$204,824
(0.92)	$21.43	(3.34%)	1.21% (d)	1.19% (c),(d)	1.25%	13%	$225,892
(0.56)	$23.18	7.08%	1.20%	1.18% (c)	1.02%	4%	$327,326
(0.67)	$22.18	20.20%	1.25% (d)	1.18% (c),(d)	0.92%	8%	$447,665
(0.76)	$19.05	39.43%	1.34%	1.24% (c)	1.17%	18%	$300,415

(1.75)	$22.01	19.95%	1.94%	1.92% (c)	0.26%	8%	$541
(0.75)	$19.85	(4.07%)	1.96% (d)	1.94% (c),(d)	0.49%	13%	$813
(0.39)	$21.52	6.30%	1.96%	1.93% (c)	0.25%	4%	$1,532
(0.52)	$20.62	19.27%	2.00% (d)	1.93% (c),(d)	0.17%	8%	$2,393
(0.62)	$17.76	38.42%	2.09%	1.99% (c)	0.42%	18%	$2,472

(1.75)	$22.00	20.02%	1.94%	1.91% (c)	0.30%	8%	$65,295
(0.75)	$19.83	(4.12%)	1.96% (d)	1.94% (c),(d)	0.51%	13%	$69,410
(0.39)	$21.51	6.30%	1.95%	1.93% (c)	0.30%	4%	$92,432
(0.52)	$20.61	19.28%	2.00% (d)	1.93% (c),(d)	0.17%	8%	$79,365
(0.65)	$17.75	38.51%	2.09%	1.99% (c)	0.42%	18%	$53,515

(1.93)	$24.68	21.03%	1.09%	1.08%	1.16%	8%	$22
(0.95)	$22.04	(3.28%)	1.09% (d)	1.09% (d)	1.38%	13%	$19
(0.58)	$23.82	7.17%	1.08%	1.08%	1.14%	4%	$20
(0.69)	$22.78	20.31%	1.09% (d)	1.07% (d)	1.02%	8%	$18
(0.78)	$19.55	39.69%	1.13%	1.13%	1.28%	18%	$31
Columbia Select Large-Cap Value Fund | Annual Report 2017	17

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R
5/31/2017	$21.13	0.18	4.12	4.30	(0.21)	(1.65)
5/31/2016	$22.87	0.22	(1.09)	(0.87)	(0.25)	(0.62)
5/31/2015	$21.89	0.18	1.30	1.48	(0.13)	(0.37)
5/31/2014	$18.81	0.14	3.56	3.70	(0.21)	(0.41)
5/31/2013	$14.15	0.15	5.24	5.39	(0.18)	(0.55)
Class R4
5/31/2017	$22.38	0.32	4.36	4.68	(0.31)	(1.65)
5/31/2016	$24.17	0.34	(1.15)	(0.81)	(0.36)	(0.62)
5/31/2015	$23.10	0.35	1.33	1.68	(0.24)	(0.37)
5/31/2014	$19.81	0.25	3.76	4.01	(0.31)	(0.41)
5/31/2013 (e)	$16.22	0.17	4.24	4.41	(0.27)	(0.55)
Class R5
5/31/2017	$22.14	0.33	4.32	4.65	(0.33)	(1.65)
5/31/2016	$23.92	0.36	(1.14)	(0.78)	(0.38)	(0.62)
5/31/2015	$22.87	0.37	1.32	1.69	(0.27)	(0.37)
5/31/2014	$19.62	0.25	3.74	3.99	(0.33)	(0.41)
5/31/2013	$14.71	0.28	5.44	5.72	(0.26)	(0.55)
Class T(g)
5/31/2017	$21.31	0.20	4.19	4.39	(0.26)	(1.65)
5/31/2016	$23.07	0.26	(1.10)	(0.84)	(0.30)	(0.62)
5/31/2015	$22.07	0.24	1.32	1.56	(0.19)	(0.37)
5/31/2014	$18.96	0.19	3.59	3.78	(0.26)	(0.41)
5/31/2013	$14.24	0.19	5.28	5.47	(0.20)	(0.55)
Class Y
5/31/2017	$22.43	0.50	4.22	4.72	(0.34)	(1.65)
5/31/2016	$24.23	0.41	(1.19)	(0.78)	(0.40)	(0.62)
5/31/2015 (h)	$23.47	0.26	1.15	1.41	(0.28)	(0.37)
Class Z
5/31/2017	$22.13	0.32	4.30	4.62	(0.31)	(1.65)
5/31/2016	$23.91	0.33	(1.13)	(0.80)	(0.36)	(0.62)
5/31/2015	$22.86	0.31	1.35	1.66	(0.24)	(0.37)
5/31/2014	$19.61	0.25	3.71	3.96	(0.30)	(0.41)
5/31/2013	$14.68	0.22	5.48	5.70	(0.22)	(0.55)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(h)	Class Y shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large-Cap Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.86)	$23.57	20.61%	1.44%	1.41% (c)	0.80%	8%	$23,132
(0.87)	$21.13	(3.61%)	1.46% (d)	1.44% (c),(d)	1.05%	13%	$23,911
(0.50)	$22.87	6.82%	1.45%	1.43% (c)	0.80%	4%	$21,793
(0.62)	$21.89	19.91%	1.50% (d)	1.43% (c),(d)	0.67%	8%	$19,835
(0.73)	$18.81	39.09%	1.59%	1.49% (c)	0.95%	18%	$15,443

(1.96)	$25.10	21.23%	0.94%	0.91% (c)	1.33%	8%	$40,794
(0.98)	$22.38	(3.11%)	0.96% (d)	0.94% (c),(d)	1.53%	13%	$30,836
(0.61)	$24.17	7.35%	0.94%	0.93% (c)	1.46%	4%	$30,403
(0.72)	$23.10	20.51%	1.00% (d)	0.93% (c),(d)	1.15%	8%	$8,237
(0.82)	$19.81	28.18%	1.06% (f)	0.95% (f)	1.62% (f)	18%	$1,469

(1.98)	$24.81	21.33%	0.85%	0.83%	1.39%	8%	$23,215
(1.00)	$22.14	(3.01%)	0.84% (d)	0.84% (d)	1.64%	13%	$23,155
(0.64)	$23.92	7.45%	0.83%	0.83%	1.58%	4%	$23,731
(0.74)	$22.87	20.61%	0.85% (d)	0.81% (d)	1.20%	8%	$2,230
(0.81)	$19.62	39.96%	0.87%	0.87%	1.64%	18%	$4,014

(1.91)	$23.79	20.89%	1.19%	1.17% (c)	0.87%	8%	$262
(0.92)	$21.31	(3.40%)	1.21% (d)	1.19% (c),(d)	1.22%	13%	$26,308
(0.56)	$23.07	7.12%	1.20%	1.18% (c)	1.04%	4%	$41,455
(0.67)	$22.07	20.18%	1.26% (d)	1.18% (c),(d)	0.92%	8%	$40,475
(0.75)	$18.96	39.38%	1.35%	1.25% (c)	1.19%	18%	$144

(1.99)	$25.16	21.36%	0.80%	0.77%	2.01%	8%	$121,439
(1.02)	$22.43	(2.96%)	0.80% (d)	0.80% (d)	1.93%	13%	$735
(0.65)	$24.23	6.09%	0.72% (f)	0.72% (f)	1.64% (f)	4%	$3

(1.96)	$24.79	21.19%	0.94%	0.91% (c)	1.33%	8%	$294,914
(0.98)	$22.13	(3.11%)	0.96% (d)	0.94% (c),(d)	1.50%	13%	$244,994
(0.61)	$23.91	7.34%	0.95%	0.93% (c)	1.33%	4%	$348,999
(0.71)	$22.86	20.50%	1.00% (d)	0.93% (c),(d)	1.17%	8%	$141,264
(0.77)	$19.61	39.84%	1.09%	0.99% (c)	1.33%	18%	$51,667
Columbia Select Large-Cap Value Fund | Annual Report 2017	19

Notes to Financial Statements
May 31, 2017
Note 1. Organization
Columbia Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
20	Columbia Select Large-Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Select Large-Cap Value Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
May 31, 2017
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2017 was 0.75% of the Fund’s average daily net assets.
22	Columbia Select Large-Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to March 16, 2017 provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I, prior to March 27, 2017 were, and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class and Class I and Class Y shares did not pay transfer agency fees.
Columbia Select Large-Cap Value Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
May 31, 2017
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Class B	0.15
Class C	0.15
Class I	0.003 (a),(b)
Class K	0.056
Class R	0.15
Class R4	0.15
Class R5	0.055
Class T	0.16
Class Y	0.010
Class Z	0.15

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At May 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $44,799. The liability remaining at May 31, 2017 for non-recurring charges associated with the lease amounted to $24,818 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $852.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $16,000 and $2,946,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
24	Columbia Select Large-Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2017, if any, are listed below:
Amount ($)
Class A	229,352
Class B	696
Class C	1,355
Class T	50
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	October 1, 2016 through September 30, 2017	Prior to October 1, 2016
Class A	1.150%	1.19%
Class B	1.900	1.94
Class C	1.900	1.94
Class K	1.070	1.11
Class R	1.400	1.44
Class R4	0.900	0.94
Class R5	0.820	0.86
Class T	1.150	1.19
Class Y	0.770	0.81
Class Z	0.900	0.94
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses and trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
Columbia Select Large-Cap Value Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
May 31, 2017
The tax character of distributions paid during the years indicated was as follows:
May 31, 2017			May 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
13,048,457	47,284,549	60,333,006	14,244,239	23,240,404	37,484,643
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,459,250	33,010,107	—	316,682,902
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
457,661,785	336,007,031	(19,324,129)	316,682,902
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $58,597,146 and $204,427,905, respectively, for the year ended May 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
26	Columbia Select Large-Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
The Fund had no borrowings during the year ended May 31, 2017.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At May 31, 2017, two unaffiliated shareholders of record owned 35.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 23.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Select Large-Cap Value Fund | Annual Report 2017	27

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Select Large-Cap Value Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large-Cap Value Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
28	Columbia Select Large-Cap Value Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$64,926,094
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Select Large-Cap Value Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
30	Columbia Select Large-Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Select Large-Cap Value Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
32	Columbia Select Large-Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Select Large-Cap Value Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
34	Columbia Select Large-Cap Value Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Select Large-Cap Value Fund | Annual Report 2017	35

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Select Large-Cap Value Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN216_05_G01_(07/17)

Annual Report
May 31, 2017
Columbia Select Smaller-Cap Value Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Smaller-Cap Value Fund   |  Annual Report 2017

Columbia Select Smaller-Cap Value Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Select Smaller-Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Richard Rosen
Lead manager
Managed Fund since 1997
Kari Montanus
Co-manager
Managed Fund since 2014
Richard Taft, CPA
Co-manager
Managed Fund since October 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	14.44	14.08	5.83
	Including sales charges		7.84	12.74	5.21
Class B	Excluding sales charges	04/25/97	13.59	13.22	5.03
	Including sales charges		8.59	12.98	5.03
Class C	Excluding sales charges	05/27/99	13.64	13.23	5.05
	Including sales charges		12.64	13.23	5.05
Class K *		08/03/09	14.51	14.23	5.97
Class R		04/30/03	14.09	13.80	5.54
Class R4 *		11/08/12	14.72	14.35	5.96
Class R5		11/30/01	14.88	14.50	6.32
Class Y *		10/01/14	14.88	14.33	5.95
Class Z *		09/27/10	14.71	14.38	6.02
Russell 2000 Value Index			21.00	13.67	5.31
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. As of May 31, 2017, the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares and the Fund no longer accepts investments by new or existing investors in Class B shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2007 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Smaller-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2017)
Telephone & Data Systems, Inc.	4.3
BroadSoft, Inc.	4.2
United Continental Holdings, Inc.	3.7
BofI Holding, Inc.	3.5
Extreme Networks, Inc.	3.5
EPAM Systems, Inc.	3.3
CACI International, Inc., Class A	3.3
Waste Connections, Inc.	3.2
Hanover Insurance Group, Inc. (The)	3.2
Owens-Illinois, Inc.	3.1
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2017)
Common Stocks	97.0
Money Market Funds	3.0
Rights	0.0
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2017)
Consumer Discretionary	13.3
Consumer Staples	2.8
Energy	5.4
Financials	20.5
Health Care	9.9
Industrials	11.6
Information Technology	22.8
Materials	5.7
Real Estate	2.3
Telecommunication Services	5.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select Smaller-Cap Value Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2017, the Fund’s Class A shares returned 14.44% excluding sales charges. Over the same time period, the Fund’s benchmark, the Russell 2000 Value Index, returned 21.00%. Relative results from holdings in health care, financials and energy were the primary source of the Fund’s underperformance for the period.
Hopes for new pro-growth policy drove markets higher
Although the 12 months ended May 31, 2017 were characterized by solid investment stock market returns, we saw an absence of true fundamental drivers other than a recovery of earnings in the financial and energy sectors. Possibilities of Brexit and a Trump presidency initially were feared, yet the outcomes were ignored if not outright embraced by investors. Maybe the old axiom of ‘what doesn’t kill me will make me stronger’ was the driving factor for investors to embrace the U.S. stock market. Despite a few bouts of disappointment over the lack of progress toward campaign promises like tax cuts or infrastructure spending, sentiment remained hopeful enough to propel major market benchmarks on an often bumpy but steady climb to more than a dozen record highs throughout the period.
Near period-end, market sentiment was boosted even further by the Federal Reserve’s (the Fed’s) plan to trim its balance sheet, which investors interpreted as a vote of confidence in the U.S. economy. Investors also were relieved by the outcome of the French election, which was seen as a positive for the European Union and global equity markets and overshadowed negative factors like North Korea’s growing nuclear capabilities.
What was most striking about the run-up during the year under review wasn’t a milestone like breaking through Dow 20,000. Instead, it was the market’s extraordinary patience and willingness to keep waiting for clarity on the new administration’s agenda. Doubts frequently clouded sentiment and caused equities to sputter, but investors kept finding reasons to believe — even though they were left waiting for specifics to justify their hope, just as they were when the optimism began.
Contributors and detractors
Despite strong returns from holdings in the information technology, industrials and restaurant sectors, the Fund lagged the results of the Russell 2000 Value Index due primarily to weaker results from its health care, financials and energy holdings.
Top individual performers included Extreme Networks, which rose as investors applauded a series of announced acquisitions that are expected to expand the company’s industry-leading networking solutions. Airline United Continental, another top performer for the Fund, rose on improving fundamentals after investors looked past negative publicity surrounding overbooking and the forced removal of a passenger from one of its flights. Red Robin Gourmet Burgers, which we added to the portfolio late in the period, made an immediate impact as a top performer thanks to a new management team with impressive plans for growth and cost control.
Such positives were more than offset by detractors, including specialty pharmaceutical company Impax Laboratories, which continued to be punished by investors for sustained underperformance of assets acquired during 2016. A decline in near-term prospects for generic drug manufacturers also weighed on the stock, which did rebound strongly toward the end of the period. California-based Opus Bank also was a notable detractor as a result of problematic loans that triggered a reduction in earnings. In the energy sector, oilfield services and equipment provider Superior Energy Services slid despite in-line results as investors worried about costs of meeting increased demand.
At period’s end
Economic growth in the U.S. remains mired in the 2%+ GDP growth ceiling that has characterized the economy over the past five years. Although the market has at times embraced the notion of a re-acceleration of economic growth, that concept is probably dependent on a fix to the Affordable Care Act and tax reform, neither of which seems likely. Instead, what investors and the markets have embraced is complacency. Consider current economic conditions in the context of hopes for a re-acceleration of growth: 1) full employment; 2) historically low interest rates in concert with a Fed that intends to ‘normalize’ rates higher and reduce their balance sheet; 3) historically low volatility; 4) corporate balance sheets that are pretty close to the 2008 levels in terms of leverage (i.e., not highly leveraged); 5) an automobile cycle that has peaked and is rolling over; and 6) a federal budget deficit running at roughly $1 trillion last year, eight years into an economic expansion (with full employment). Throw in the aging of America’s population, and presuming that even 2% GDP is sustainable, in our view, is a lot to ask. As investors, therefore, we think that you have to embrace the sustainability of 2% GDP, continued low interest
4	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
rates, and earnings growth of a few percent, with no exogenous events to topple the paradigm. Against this backdrop, we will continue to adhere to a disciplined investment approach that emphasizes small-cap companies that we believe have the potential to maintain or accelerate their earnings growth in good economic times and bad.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the fund to greater risk of loss. The fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 – May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,074.30	1,018.35	6.83	6.64	1.32
Class B	1,000.00	1,000.00	1,069.80	1,014.66	10.63	10.35	2.06
Class C	1,000.00	1,000.00	1,070.40	1,014.66	10.63	10.35	2.06
Class K	1,000.00	1,000.00	1,074.20	1,018.95	6.21	6.04	1.20
Class R	1,000.00	1,000.00	1,072.50	1,017.10	8.11	7.90	1.57
Class R4	1,000.00	1,000.00	1,075.80	1,019.60	5.54	5.39	1.07
Class R5	1,000.00	1,000.00	1,076.00	1,020.09	5.02	4.89	0.97
Class Y	1,000.00	1,000.00	1,076.30	1,020.34	4.76	4.63	0.92
Class Z	1,000.00	1,000.00	1,075.80	1,019.60	5.54	5.39	1.07
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.3%
Issuer	Shares	Value ($)
Consumer Discretionary 13.0%
Auto Components 4.1%
American Axle & Manufacturing Holdings, Inc.(a)	650,000	9,821,500
Motorcar Parts of America, Inc.(a)	625,245	18,175,872
Total		27,997,372
Hotels, Restaurants & Leisure 4.5%
Red Robin Gourmet Burgers, Inc.(a)	240,000	17,298,000
Texas Roadhouse, Inc.	270,000	13,208,400
Total		30,506,400
Household Durables 4.0%
Lennar Corp., Class A	315,000	16,162,650
William Lyon Homes, Inc., Class A(a)	475,000	10,758,750
Total		26,921,400
Specialty Retail 0.4%
Vitamin Shoppe, Inc.(a)	260,000	3,016,000
Total Consumer Discretionary		88,441,172
Consumer Staples 2.7%
Food Products 2.7%
Dean Foods Co.	1,000,000	18,240,000
Snyders-Lance, Inc.	2,048	75,264
Total		18,315,264
Total Consumer Staples		18,315,264
Energy 5.3%
Energy Equipment & Services 4.2%
Exterran Corp.(a)	460,000	12,972,000
Superior Energy Services, Inc.(a)	894,500	9,275,965
Tetra Technologies, Inc.(a)	2,000,000	6,180,000
Total		28,427,965
Oil, Gas & Consumable Fuels 1.1%
Warrior Met Coal, Inc.	450,000	7,690,500
Total Energy		36,118,465
Financials 20.0%
Banks 1.9%
Opus Bank	600,000	12,900,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 12.3%
Aspen Insurance Holdings Ltd.	148,500	7,543,800
Hanover Insurance Group, Inc. (The)	255,000	21,264,450
Lincoln National Corp.	310,000	20,143,800
National General Holdings Corp.	750,000	16,470,000
State National Companies, Inc.	1,039,000	18,255,230
Total		83,677,280
Mortgage Real Estate Investment Trusts (REITS) 2.4%
Ladder Capital Corp., Class A	1,161,896	16,347,877
Thrifts & Mortgage Finance 3.4%
BofI Holding, Inc.(a)	1,053,500	23,387,700
Total Financials		136,312,857
Health Care 9.6%
Biotechnology 2.1%
Ligand Pharmaceuticals, Inc.(a)	131,500	14,238,820
Health Care Equipment & Supplies 3.0%
Analogic Corp.	130,000	9,347,000
Dentsply Sirona, Inc.	175,000	11,116,000
Total		20,463,000
Health Care Providers & Services 2.7%
WellCare Health Plans, Inc.(a)	106,500	18,296,700
Pharmaceuticals 1.8%
Impax Laboratories, Inc.(a)	835,000	12,733,750
Total Health Care		65,732,270
Industrials 11.2%
Aerospace & Defense 1.9%
Cubic Corp.	280,000	12,978,000
Airlines 3.6%
United Continental Holdings, Inc.(a)	311,713	24,834,175
Commercial Services & Supplies 3.1%
Waste Connections, Inc.	225,000	21,408,750
Road & Rail 2.6%
Swift Transportation Co.(a)	735,000	17,603,250
Total Industrials		76,824,175

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 22.2%
Communications Equipment 7.4%
Calix, Inc.(a),(b)	2,629,041	17,220,218
Extreme Networks, Inc.(a)	2,380,000	22,919,400
Viavi Solutions, Inc.(a)	950,000	10,668,500
Total		50,808,118
Electronic Equipment, Instruments & Components 3.5%
Belden, Inc.	145,000	10,295,000
Orbotech Ltd.(a)	377,181	13,457,818
Total		23,752,818
IT Services 6.4%
CACI International, Inc., Class A(a)	175,441	21,596,787
EPAM Systems, Inc.(a)	260,500	21,850,740
Total		43,447,527
Software 4.1%
BroadSoft, Inc.(a)	695,222	27,808,880
Technology Hardware, Storage & Peripherals 0.8%
Electronics for Imaging, Inc.(a)	124,130	5,886,245
Total Information Technology		151,703,588
Materials 5.5%
Chemicals 2.5%
Minerals Technologies, Inc.	243,477	17,518,170
Containers & Packaging 3.0%
Owens-Illinois, Inc.(a)	900,000	20,313,000
Total Materials		37,831,170
Real Estate 2.3%
Equity Real Estate Investment Trusts (REITS) 2.3%
Gaming and Leisure Properties, Inc.	425,000	15,601,750
Total Real Estate		15,601,750
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 5.5%
Diversified Telecommunication Services 1.3%
Globalstar, Inc.(a)	4,600,000	9,108,000
Wireless Telecommunication Services 4.2%
Telephone & Data Systems, Inc.	1,000,000	28,530,000
Total Telecommunication Services		37,638,000
Total Common Stocks (Cost $546,814,955)		664,518,711

Rights —%

Industrials —%
Airlines —%
American Airlines Escrow(a),(c),(d)	52,560	0
Total Industrials		0
Total Rights (Cost $—)		0

Money Market Funds 3.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.916%(b),(e)	20,342,520	20,342,520
Total Money Market Funds (Cost $20,342,520)		20,342,520
Total Investments (Cost: $567,157,475)		684,861,231
Other Assets & Liabilities, Net		(1,998,040)
Net Assets		682,863,191

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Calix, Inc.	2,668,265	—	(39,224)	2,629,041	(9,665)	—	17,220,218
Columbia Short-Term Cash Fund, 0.916%	18,408,562	181,764,833	(179,830,875)	20,342,520	(506)	85,726	20,342,520
Total	21,076,827	181,764,833	(179,870,099)	22,971,561	(10,171)	85,726	37,562,738

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2017, the value of these securities rounds to zero, which represents less than 0.01% of net assets.
(d)	Negligible market value.
(e)	The rate shown is the seven-day current annualized yield at May 31, 2017.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	88,441,172	—	—	—	88,441,172
Consumer Staples	18,315,264	—	—	—	18,315,264
Energy	36,118,465	—	—	—	36,118,465
Financials	136,312,857	—	—	—	136,312,857
Health Care	65,732,270	—	—	—	65,732,270
Industrials	76,824,175	—	—	—	76,824,175
Information Technology	151,703,588	—	—	—	151,703,588
Materials	37,831,170	—	—	—	37,831,170
Real Estate	15,601,750	—	—	—	15,601,750
Telecommunication Services	37,638,000	—	—	—	37,638,000
Total Common Stocks	664,518,711	—	—	—	664,518,711
Rights
Industrials	—	—	0*	—	0*
Money Market Funds	—	—	—	20,342,520	20,342,520
Total Investments	664,518,711	—	0*	20,342,520	684,861,231

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions related to the potential actions of the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$527,169,594
Affiliated issuers, at cost	39,987,881
Total investments, at cost	567,157,475
Investments, at value
Unaffiliated issuers, at value	647,298,493
Affiliated issuers, at value	37,562,738
Total investments, at value	684,861,231
Receivable for:
Capital shares sold	132,700
Dividends	138,850
Prepaid expenses	524
Total assets	685,133,305
Liabilities
Payable for:
Investments purchased	1,016,744
Capital shares purchased	986,343
Management services fees	16,024
Distribution and/or service fees	4,555
Transfer agent fees	82,638
Plan administration fees	124
Compensation of board members	78,647
Other expenses	85,039
Total liabilities	2,270,114
Net assets applicable to outstanding capital stock	$682,863,191
Represented by
Paid in capital	512,363,993
Excess of distributions over net investment income	(2,417,029)
Accumulated net realized gain	55,212,471
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	120,128,899
Investments - affiliated issuers	(2,425,143)
Total - representing net assets applicable to outstanding capital stock	$682,863,191
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	11

Statement of Assets and Liabilities  (continued)
May 31, 2017
Class A
Net assets	$493,660,770
Shares outstanding	26,190,904
Net asset value per share	$18.85
Maximum offering price per share(a)	$20.00
Class B
Net assets	$1,589,380
Shares outstanding	111,037
Net asset value per share	$14.31
Class C
Net assets	$35,656,752
Shares outstanding	2,485,630
Net asset value per share	$14.35
Class K
Net assets	$536,237
Shares outstanding	25,652
Net asset value per share	$20.90
Class R
Net assets	$11,210,033
Shares outstanding	629,302
Net asset value per share	$17.81
Class R4
Net assets	$4,859,603
Shares outstanding	226,156
Net asset value per share	$21.49
Class R5
Net assets	$17,774,514
Shares outstanding	829,461
Net asset value per share	$21.43
Class Y
Net assets	$14,575,781
Shares outstanding	661,126
Net asset value per share	$22.05
Class Z
Net assets	$103,000,121
Shares outstanding	4,861,185
Net asset value per share	$21.19

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$5,560,981
Dividends — affiliated issuers	85,726
Foreign taxes withheld	(38,743)
Total income	5,607,964
Expenses:
Management services fees	6,021,127
Distribution and/or service fees
Class A	1,317,155
Class B	28,573
Class C	398,219
Class R	61,136
Transfer agent fees
Class A	865,958
Class B	4,748
Class C	65,450
Class I(a)	367
Class K	2,707
Class R	20,103
Class R4	7,202
Class R5	7,064
Class Y	298
Class Z	140,307
Plan administration fees
Class K	12,857
Compensation of board members	29,343
Custodian fees	5,489
Printing and postage fees	113,714
Registration fees	128,863
Audit fees	33,451
Legal fees	11,294
Compensation of chief compliance officer	130
Other	26,338
Total expenses	9,301,893
Expense reduction	(960)
Total net expenses	9,300,933
Net investment loss	(3,692,969)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	97,357,449
Investments — affiliated issuers	(10,171)
Foreign currency translations	(76)
Net realized gain	97,347,202
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,359,657
Investments — affiliated issuers	(490,716)
Net change in unrealized appreciation (depreciation)	868,941
Net realized and unrealized gain	98,216,143
Net increase in net assets resulting from operations	$94,523,174

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended May 31, 2017	Year Ended May 31, 2016
Operations
Net investment loss	$(3,692,969)	$(1,420,071)
Net realized gain	97,347,202	38,738,396
Net change in unrealized appreciation (depreciation)	868,941	(70,742,255)
Net increase (decrease) in net assets resulting from operations	94,523,174	(33,423,930)
Distributions to shareholders
Net realized gains
Class A	(32,173,093)	(38,686,955)
Class B	(226,121)	(374,209)
Class C	(3,102,325)	(5,180,102)
Class I(a)	(755,524)	(1,797,671)
Class K	(416,722)	(671,669)
Class R	(814,140)	(1,192,424)
Class R4	(239,597)	(148,808)
Class R5	(525,033)	(352,009)
Class Y	(253)	(231)
Class Z	(4,388,343)	(1,981,142)
Total distributions to shareholders	(42,641,151)	(50,385,220)
Increase (decrease) in net assets from capital stock activity	(87,853,702)	294,071,608
Total increase (decrease) in net assets	(35,971,679)	210,262,458
Net assets at beginning of year	718,834,870	508,572,412
Net assets at end of year	$682,863,191	$718,834,870
Excess of distributions over net investment income	$(2,417,029)	$(1,605,919)

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	1,201,094	21,770,448	1,755,651	32,875,134
Fund reorganization	—	—	12,043,498	205,510,234
Distributions reinvested	1,710,801	31,461,629	2,139,137	37,413,500
Redemptions	(8,020,502)	(144,965,051)	(3,267,799)	(59,435,238)
Net increase (decrease)	(5,108,607)	(91,732,974)	12,670,487	216,363,630
Class B
Subscriptions	1,995	27,635	6,334	88,529
Fund reorganization	—	—	152,198	2,021,857
Distributions reinvested	16,039	224,869	27,295	373,116
Redemptions (a)	(205,407)	(2,854,487)	(112,896)	(1,639,308)
Net increase (decrease)	(187,373)	(2,601,983)	72,931	844,194
Class C
Subscriptions	136,997	1,909,333	311,446	4,606,907
Fund reorganization	—	—	600,175	7,994,231
Distributions reinvested	201,569	2,832,049	324,509	4,445,775
Redemptions	(946,214)	(13,242,188)	(684,855)	(9,725,429)
Net increase (decrease)	(607,648)	(8,500,806)	551,275	7,321,484
Class I(b)
Subscriptions	12,220	256,876	28,276	556,252
Fund reorganization	—	—	707,392	13,648,001
Distributions reinvested	35,981	755,251	91,053	1,797,384
Redemptions	(794,043)	(16,280,512)	(1,027,365)	(19,415,252)
Net decrease	(745,842)	(15,268,385)	(200,644)	(3,413,615)
Class K
Subscriptions	57,470	1,173,650	56,832	1,135,521
Fund reorganization	—	—	51,189	962,788
Distributions reinvested	20,424	416,447	34,860	671,391
Redemptions	(457,384)	(9,201,842)	(52,508)	(1,058,568)
Net increase (decrease)	(379,490)	(7,611,745)	90,373	1,711,132
Class R
Subscriptions	158,578	2,720,035	271,194	4,718,515
Fund reorganization	—	—	165,788	2,691,341
Distributions reinvested	21,346	371,415	35,263	586,776
Redemptions	(296,091)	(5,094,983)	(302,027)	(5,292,023)
Net increase (decrease)	(116,167)	(2,003,533)	170,218	2,704,609
Class R4
Subscriptions	96,099	1,968,296	92,634	1,899,826
Fund reorganization	—	—	103,705	1,997,612
Distributions reinvested	11,436	239,478	7,535	148,582
Redemptions	(91,470)	(1,853,004)	(14,258)	(291,189)
Net increase	16,065	354,770	189,616	3,754,831
Class R5
Subscriptions	494,610	10,228,461	303,692	5,710,601
Fund reorganization	—	—	214,989	4,122,745
Distributions reinvested	24,989	521,765	17,573	345,129
Redemptions	(222,875)	(4,544,596)	(96,023)	(1,812,377)
Net increase	296,724	6,205,630	440,231	8,366,098
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class Y(b)
Subscriptions	670,393	14,058,929	—	—
Fund reorganization	—	—	117	2,304
Redemptions	(9,492)	(211,897)	—	—
Net increase	660,901	13,847,032	117	2,304
Class Z
Subscriptions	3,508,387	71,146,399	4,032,601	73,991,169
Fund reorganization	—	—	376,355	7,152,263
Distributions reinvested	56,335	1,163,312	94,344	1,835,931
Redemptions	(2,600,915)	(52,851,419)	(1,398,554)	(26,562,422)
Net increase	963,807	19,458,292	3,104,746	56,416,941
Total net increase (decrease)	(5,207,630)	(87,853,702)	17,089,350	294,071,608

(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

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Columbia Select Smaller-Cap Value Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Class A
5/31/2017	$17.48	(0.09)	2.59	2.50	(1.13)
5/31/2016	$21.36	(0.05)	(1.70)	(1.75)	(2.13)
5/31/2015	$21.52	(0.14)	2.28	2.14	(2.30)
5/31/2014	$18.82	(0.03)	4.17	4.14	(1.44)
5/31/2013	$14.31	(0.11)	5.06	4.95	(0.44)
Class B
5/31/2017	$13.61	(0.17)	2.00	1.83	(1.13)
5/31/2016	$17.27	(0.15)	(1.38)	(1.53)	(2.13)
5/31/2015	$17.97	(0.25)	1.85	1.60	(2.30)
5/31/2014	$16.04	(0.16)	3.53	3.37	(1.44)
5/31/2013	$12.34	(0.19)	4.33	4.14	(0.44)
Class C
5/31/2017	$13.64	(0.18)	2.02	1.84	(1.13)
5/31/2016	$17.30	(0.15)	(1.38)	(1.53)	(2.13)
5/31/2015	$18.00	(0.25)	1.85	1.60	(2.30)
5/31/2014	$16.06	(0.16)	3.54	3.38	(1.44)
5/31/2013	$12.36	(0.19)	4.33	4.14	(0.44)
Class K
5/31/2017	$19.26	(0.07)	2.84	2.77	(1.13)
5/31/2016	$23.27	(0.03)	(1.85)	(1.88)	(2.13)
5/31/2015	$23.20	(0.12)	2.49	2.37	(2.30)
5/31/2014	$20.17	0.01	4.46	4.47	(1.44)
5/31/2013	$15.28	(0.09)	5.42	5.33	(0.44)
Class R
5/31/2017	$16.62	(0.13)	2.45	2.32	(1.13)
5/31/2016	$20.46	(0.09)	(1.62)	(1.71)	(2.13)
5/31/2015	$20.77	(0.19)	2.18	1.99	(2.30)
5/31/2014	$18.25	(0.08)	4.04	3.96	(1.44)
5/31/2013	$13.92	(0.14)	4.91	4.77	(0.44)
Class R4
5/31/2017	$19.74	(0.06)	2.94	2.88	(1.13)
5/31/2016	$23.76	0.01	(1.90)	(1.89)	(2.13)
5/31/2015	$23.63	(0.10)	2.53	2.43	(2.30)
5/31/2014	$20.49	0.02	4.56	4.58	(1.44)
5/31/2013 (d)	$15.99	(0.04)	4.98	4.94	(0.44)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.13)	$18.85	14.44%	1.32%	1.32% (c)	(0.52%)	24%	$493,661
(2.13)	$17.48	(8.19%)	1.36%	1.36% (c)	(0.26%)	27%	$547,110
(2.30)	$21.36	11.21%	1.38%	1.38% (c)	(0.67%)	26%	$397,847
(1.44)	$21.52	22.30%	1.41%	1.40% (c)	(0.14%)	22%	$387,317
(0.44)	$18.82	35.23%	1.51%	1.39% (c)	(0.67%)	9%	$325,677

(1.13)	$14.31	13.59%	2.06%	2.06% (c)	(1.24%)	24%	$1,589
(2.13)	$13.61	(8.90%)	2.11%	2.11% (c)	(1.01%)	27%	$4,063
(2.30)	$17.27	10.36%	2.13%	2.13% (c)	(1.41%)	26%	$3,894
(1.44)	$17.97	21.33%	2.16%	2.15% (c)	(0.92%)	22%	$5,782
(0.44)	$16.04	34.28%	2.26%	2.14% (c)	(1.41%)	9%	$8,356

(1.13)	$14.35	13.64%	2.07%	2.07% (c)	(1.27%)	24%	$35,657
(2.13)	$13.64	(8.89%)	2.11%	2.11% (c)	(1.02%)	27%	$42,200
(2.30)	$17.30	10.35%	2.13%	2.13% (c)	(1.42%)	26%	$43,974
(1.44)	$18.00	21.37%	2.16%	2.15% (c)	(0.91%)	22%	$43,354
(0.44)	$16.06	34.23%	2.26%	2.14% (c)	(1.42%)	9%	$38,785

(1.13)	$20.90	14.51%	1.20%	1.20%	(0.37%)	24%	$536
(2.13)	$19.26	(8.07%)	1.24%	1.24%	(0.14%)	27%	$7,803
(2.30)	$23.27	11.39%	1.23%	1.23%	(0.52%)	26%	$7,323
(1.44)	$23.20	22.45%	1.23%	1.23%	0.05%	22%	$6,809
(0.44)	$20.17	35.49%	1.26%	1.23%	(0.51%)	9%	$5,083

(1.13)	$17.81	14.09%	1.57%	1.57% (c)	(0.77%)	24%	$11,210
(2.13)	$16.62	(8.36%)	1.61%	1.61% (c)	(0.52%)	27%	$12,386
(2.30)	$20.46	10.87%	1.63%	1.63% (c)	(0.92%)	26%	$11,772
(1.44)	$20.77	22.01%	1.66%	1.65% (c)	(0.40%)	22%	$11,933
(0.44)	$18.25	34.92%	1.76%	1.64% (c)	(0.92%)	9%	$10,684

(1.13)	$21.49	14.72%	1.07%	1.07% (c)	(0.28%)	24%	$4,860
(2.13)	$19.74	(7.94%)	1.12%	1.12% (c)	0.03%	27%	$4,147
(2.30)	$23.76	11.45%	1.13%	1.13% (c)	(0.44%)	26%	$486
(1.44)	$23.63	22.64%	1.16%	1.15% (c)	0.07%	22%	$123
(0.44)	$20.49	31.47%	1.27% (e)	1.14% (e)	(0.37%) (e)	9%	$3
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Class R5
5/31/2017	$19.66	(0.04)	2.94	2.90	(1.13)
5/31/2016	$23.65	0.02	(1.88)	(1.86)	(2.13)
5/31/2015	$23.49	(0.07)	2.53	2.46	(2.30)
5/31/2014	$20.35	0.07	4.51	4.58	(1.44)
5/31/2013	$15.40	(0.05)	5.44	5.39	(0.44)
Class Y
5/31/2017	$20.20	(0.14)	3.12	2.98	(1.13)
5/31/2016	$24.21	0.04	(1.92)	(1.88)	(2.13)
5/31/2015 (f)	$23.11	(0.02)	3.42	3.40	(2.30)
Class Z
5/31/2017	$19.48	(0.06)	2.90	2.84	(1.13)
5/31/2016	$23.47	(0.01)	(1.85)	(1.86)	(2.13)
5/31/2015	$23.37	(0.10)	2.50	2.40	(2.30)
5/31/2014	$20.28	0.05	4.48	4.53	(1.44)
5/31/2013	$15.35	(0.07)	5.44	5.37	(0.44)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class Y shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.13)	$21.43	14.88%	0.96%	0.96%	(0.19%)	24%	$17,775
(2.13)	$19.66	(7.85%)	0.99%	0.99%	0.10%	27%	$10,476
(2.30)	$23.65	11.65%	0.98%	0.98%	(0.29%)	26%	$2,188
(1.44)	$23.49	22.80%	0.98%	0.98%	0.32%	22%	$630
(0.44)	$20.35	35.60%	0.98%	0.98%	(0.31%)	9%	$352

(1.13)	$22.05	14.88%	0.92%	0.92%	(0.66%)	24%	$14,576
(2.13)	$20.20	(7.74%)	0.94%	0.94%	0.16%	27%	$5
(2.30)	$24.21	15.90%	0.88% (e)	0.88% (e)	(0.15%) (e)	26%	$3

(1.13)	$21.19	14.71%	1.07%	1.07% (c)	(0.30%)	24%	$103,000
(2.13)	$19.48	(7.91%)	1.12%	1.12% (c)	(0.05%)	27%	$75,905
(2.30)	$23.47	11.44%	1.13%	1.13% (c)	(0.44%)	26%	$18,605
(1.44)	$23.37	22.63%	1.16%	1.15% (c)	0.22%	22%	$7,019
(0.44)	$20.28	35.59%	1.26%	1.14% (c)	(0.42%)	9%	$3,467
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	21

Notes to Financial Statements
May 31, 2017
Note 1. Organization
Columbia Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
22	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
May 31, 2017
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
24	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2017 was 0.85% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to March 16, 2017 provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
May 31, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I, prior to March 27, 2017 were, and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class and Class I and Class Y shares did not pay transfer agency fees.
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Class B	0.17
Class C	0.16
Class I	0.003 (a),(b)
Class K	0.053
Class R	0.16
Class R4	0.16
Class R5	0.058
Class Y	0.011
Class Z	0.16

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
26	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
The lease and the Guaranty expire in January 2019. At May 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $39,236. The liability remaining at May 31, 2017 for non-recurring charges associated with the lease amounted to $21,732 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $960.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,520,000 and $2,544,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2017, if any, are listed below:
Amount ($)
Class A	152,392
Class B	7
Class C	2,192
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
May 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
Fee rates contractual through September 30, 2017
Class A	1.380%
Class B	2.130
Class C	2.130
Class K	1.300
Class R	1.630
Class R4	1.130
Class R5	1.050
Class Y	1.000
Class Z	1.130
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, late-year ordinary losses, trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,881,859	562,166	(3,444,025)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
28	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
The tax character of distributions paid during the years indicated was as follows:
May 31, 2017			May 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
—	42,641,151	42,641,151	—	50,385,220	50,385,220
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	55,324,936	—	117,591,291
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
567,269,940	163,141,377	(45,550,086)	117,591,291
The following capital loss carryforwards, determined at May 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	—	4,093,908	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2017, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
2,339,577	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $163,311,030 and $297,808,468, respectively, for the year ended May 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
May 31, 2017
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2017.
Note 8. Fund reorganization
At the close of business on May 20, 2016, the Fund acquired the assets and assumed the identified liabilities of Columbia Multi-Advisor Small Cap Value Fund, a series of the Trust (the Acquired Fund). The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization on April 15, 2016. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $462,589,977 and the combined net assets immediately after the reorganization were $708,693,354.
The reorganization was accomplished by a tax-free exchange of 43,781,097 shares of the Acquired Fund valued at $246,103,376 (including $21,893,545 of unrealized appreciation).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	12,043,498
Class B	152,198
Class C	600,175
Class I	707,392
Class K	51,189
Class R	165,788
Class R4	103,705
Class R5	214,989
Class Y	117
Class Z	376,355
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
30	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
The Fund’s financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on June 1, 2015, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended May 31, 2016 would have been approximately $0.1 million, $38.2 million, $(113.3) million and $(75.0) million, respectively.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At May 31, 2017, affiliated shareholders of record owned 63.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
May 31, 2017
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Select Smaller-Cap Value Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Smaller-Cap Value Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend
$98,505,303
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
36	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
38	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Select Smaller-Cap Value Fund | Annual Report 2017	39

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
40	Columbia Select Smaller-Cap Value Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Select Smaller-Cap Value Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN218_05_G01_(07/17)

Annual Report
May 31, 2017
Columbia Commodity Strategy Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Commodity Strategy Fund   |  Annual Report 2017

Columbia Commodity Strategy Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Commodity Strategy Fund (the Fund) seeks to provide shareholders with total return.
Portfolio management
Threadneedle International Limited
David Donora
Nicolas Robin
Average annual total returns (%) (for the period ended May 31, 2017)
		Inception	1 Year	5 Years	Life
Class A *	Excluding sales charges	06/18/12	-2.78	-9.16	-10.47
	Including sales charges		-8.39	-10.23	-11.37
Class C *	Excluding sales charges	06/18/12	-3.63	-9.87	-11.17
	Including sales charges		-4.60	-9.87	-11.17
Class R *		06/18/12	-3.18	-9.40	-10.71
Class R4 *		03/19/13	-2.74	-8.99	-10.33
Class R5 *		01/08/14	-2.55	-8.98	-10.32
Class T	Excluding sales charges	07/28/11	-2.60	-9.16	-10.47
	Including sales charges		-5.07	-9.62	-10.86
Class Y *		10/01/14	-2.55	-9.01	-10.34
Class Z *		06/18/12	-2.76	-8.98	-10.32
Bloomberg Commodity Index Total Return			-2.45	-8.24	-10.90
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class T shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Commodity Index Total Return is a total return index based on the Bloomberg Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Commodity Strategy Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 28, 2011 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Commodities market exposure (%) (at May 31, 2017)
Commodities futures contracts(a)
Agriculture	38.6
Energy	28.2
Industrial Metals	9.8
Livestock	6.9
Precious Metals	16.5
Total notional market value of commodities futures contracts	100.0
(a) Reflects notional market value of commodities futures contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities futures contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding commodities futures contracts is $241,299,932. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Portfolio Holdings (%) (at May 31, 2017)
Money Market Funds	64.1
Treasury Bills	31.1
U.S. Government & Agency Obligations	24.9
Other Assets	(20.1)
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held investments in an affiliated money market fund, treasury bills and U.S. government & agency obligations, which have been segregated to cover obligations relating to the Fund’s investments in open futures contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Columbia Commodity Strategy Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At May 31, 2017, approximately 93.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended May 31, 2017, the Fund’s Class A shares returned -2.78% excluding sales charges. The Fund modestly underperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned -2.45% for the same period. The Fund invests, directly or indirectly, in a portfolio of commodity-linked investments, such as commodity-linked futures, structured notes and/or swaps, that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. While the Fund benefited from timely changes in its positioning of individual commodities, an underweighting in live cattle near the end of the period was undermined by a sharp surge in domestic and export demand.
Commodities responded to renewed growth
The 12-month period ended May 31, 2017 saw a number of developments that affected the commodity markets. For example, following a two-year hiatus, the Organization of Petroleum Exporting Countries (OPEC) began reasserting its influence on the global supply of crude oil. The period also saw a notable strengthening of economic growth in both emerging and developed markets, especially with respect to industrial production. Broad-based growth on this scale hadn’t been seen since before the global financial crisis. Meanwhile, major central banks began changing their approach from monetary easing toward suggestions that government fiscal stimulus should take the lead in boosting consumption. Finally, the demand for base metals and bulk commodities received a boost from stimulus measures in China in the second half of 2016. At the same time, China began increasing its focus on environmental issues and, as a result, began reducing production of coal and aluminum. These changes fed expectations that the country could be set for a period of more-controlled future growth.
Contributors and detractors
During the period, the Fund benefited from timely changes in weights and curve location of individual commodities. These changes were primarily based on fundamental factors, but also on anticipation of price changes that could occur if our analysis was correct. Our decisions were mainly predicated on the fundamental supply and demand of individual commodities such as coffee, soybeans, palm oil and crude oil. For example, anticipating the end of the drought across Southeast Asia and that the supply of palm oil from inventories would be sufficient in the region, we established an underweight in bean oil and an overweight in soybean meal. We also took an overweight position in coffee (in the soft commodity sector) amid concerns about growing conditions for the crop and limited inventories. In the energy sector, we took a position in heating oil to take advantage of weakness at the front end of the curve. We underweighted Brent crude oil in the first quarter of 2017 because of anticipated weak demand from refiners. We were overweight in lead from June through August 2016, when the metal was supported by seasonal demand.
In the livestock sector, the Fund’s underweight to lean hogs in December of 2016 detracted from returns. In addition, our underweight to live cattle in April and May of 2017 was undermined by a sharp surge in domestic and export demand. And while our overweight to nickel in the fourth quarter of 2016 was supported by the reflation trade, regulatory changes in Indonesia and the Philippines drove prices lower. Our exposure to aluminum also detracted as the metal was affected by production cuts in China, which were prompted by environmental concerns.
Portfolio positioning
The Fund’s positions in metals and energy were, in part, influenced by policy changes in China and by OPEC. First, Chinese stimulus in 2016, followed by a notable tightening in the second quarter of 2017 influenced the Fund’s positions in base metals. Most notable was our shift from an underweight in base metals in the third quarter of 2016 to an overweight, which we undertook because of our expectations that Chinese stimulus measures would drive outperformance. We then shifted back to an underweight position during the period of tightening in the second quarter of 2017. Our positions in energy, meanwhile, were influenced by OPEC’s returning to its role of stabilizing the market, which contributed to greater conviction in oil-based energy.
4	Columbia Commodity Strategy Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
For much of the period, the Fund was underweight in base metals, including copper. This position had been in place for many months but was shifted to an overweight during the second half of 2016 on expectations of growth. Sector weights are less significant to the Fund than individual commodity weights. At the end of the period, however, we were overweight in soft commodities and grains by 150 basis points. We also purchased nickel and gold immediately ahead of the Brexit vote. However, the market reverted before we were able to take profits.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Commodity Strategy Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 — May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	961.50	1,019.55	5.28	5.44	1.08
Class C	1,000.00	1,000.00	958.20	1,015.76	8.98	9.25	1.84
Class R	1,000.00	1,000.00	961.00	1,018.30	6.50	6.69	1.33
Class R4	1,000.00	1,000.00	962.10	1,020.74	4.11	4.23	0.84
Class R5	1,000.00	1,000.00	962.20	1,021.09	3.77	3.88	0.77
Class T (formerly Class W)	1,000.00	1,000.00	963.20	1,019.50	5.34	5.49	1.09
Class Y	1,000.00	1,000.00	962.30	1,021.39	3.47	3.58	0.71
Class Z	1,000.00	1,000.00	961.80	1,020.74	4.11	4.23	0.84
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Commodity Strategy Fund | Annual Report 2017

Consolidated Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Treasury Bills 31.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 31.1%
U.S. Treasury Bills
07/27/2017	0.780%	20,000,000	19,975,813
08/24/2017	0.930%	20,000,000	19,957,009
11/09/2017	1.030%	20,000,000	19,909,180
12/07/2017	1.030%	15,000,000	14,920,388
Total			74,762,390
Total			74,762,390
Total Treasury Bills (Cost $74,784,425)			74,762,390

U.S. Government & Agency Obligations 24.9%

Federal Home Loan Banks
08/01/2017	0.960%	20,000,000	19,967,280
Federal Home Loan Mortgage Corp. Discount Notes
12/01/2017	1.080%	20,000,000	19,892,120
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal National Mortgage Association Discount Notes
06/01/2017	0.740%	10,000,000	9,999,799
09/11/2017	0.920%	10,000,000	9,974,070
Total U.S. Government & Agency Obligations (Cost $59,859,278)			59,833,269

Money Market Funds 64.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.916%(a),(b)	154,143,322	154,143,322
Total Money Market Funds (Cost $154,141,814)		154,143,322
Total Investments (Cost: $288,785,517)		288,738,981
Other Assets & Liabilities, Net		(48,308,765)
Net Assets		240,430,216

At May 31, 2017, securities and/or cash totaling $18,295,240 were pledged as collateral.
Investments in derivatives
Futures contracts outstanding at May 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
Brent Crude	138	USD	7,050,420	07/2017	90,267	—
Coffee C	5	USD	242,531	07/2017	—	(9,187)
Coffee C	4	USD	194,025	07/2017	—	(14,942)
Coffee C	100	USD	4,850,625	07/2017	—	(445,542)
Copper	288	USD	18,576,000	07/2017	76,120	—
Copper	3	USD	193,500	07/2017	—	(4,023)
Corn	52	USD	967,200	07/2017	5,657	—
Corn	29	USD	539,400	07/2017	1,915	—
Corn	951	USD	17,688,600	07/2017	—	(176,050)
Cotton	1	USD	38,490	07/2017	—	(1,084)
Cotton	96	USD	3,695,040	07/2017	—	(92,151)
Gold 100 oz.	229	USD	29,206,660	08/2017	1,167,874	—
KC HRW Wheat	13	USD	280,638	07/2017	1,620	—
KC HRW Wheat	237	USD	5,116,238	07/2017	—	(110,432)
Lead	25	USD	1,320,781	07/2017	13,668	—
Lean Hogs	122	USD	4,051,620	07/2017	281,026	—
Lean Hogs	64	USD	2,103,680	08/2017	220,057	—
Lean Hogs	2	USD	65,740	08/2017	7,151	—
Live Cattle	175	USD	8,519,000	08/2017	755,745	—
Live Cattle	5	USD	243,400	08/2017	19,199	—
Live Cattle	33	USD	1,606,440	08/2017	—	(17,615)
LME Nickel	59	USD	3,167,592	07/2017	—	(268,821)
LME Primary Aluminum	39	USD	1,875,656	07/2017	—	(18,410)
Natural Gas	363	USD	11,557,920	10/2017	—	(982,571)
NY Harbor ULSD	129	USD	8,445,578	10/2017	247,454	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2017	7

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Long futures contracts outstanding (continued)
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
Primary Aluminum	223	USD	10,724,906	07/2017	62,453	—
RBOB Gasoline	380	USD	25,480,140	06/2017	—	(478,511)
Silver	1	USD	87,030	07/2017	2,901	—
Silver	122	USD	10,617,660	07/2017	—	(577,301)
Soybean	8	USD	366,400	07/2017	—	(17,434)
Soybean	279	USD	12,778,200	07/2017	—	(594,088)
Soybean Meal	7	USD	208,670	07/2017	—	(12,820)
Soybean Meal	248	USD	7,392,880	07/2017	—	(487,953)
Soybean Oil	7	USD	131,628	07/2017	—	(1,758)
Soybean Oil	272	USD	5,114,688	07/2017	—	(69,292)
Sugar #11	11	USD	183,198	06/2017	—	(20,363)
Sugar #11	93	USD	1,548,859	06/2017	—	(117,184)
Sugar #11	324	USD	5,396,026	06/2017	—	(661,782)
Wheat	350	USD	7,511,875	07/2017	—	(352,572)
WTI Crude	3	USD	144,960	06/2017	—	(1,238)
WTI Crude	320	USD	15,462,400	06/2017	—	(1,720,732)
Zinc	101	USD	6,553,638	07/2017	—	(13,208)
Total			241,299,932		2,953,107	(7,267,064)
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at May 31, 2017.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.916%	83,957,394	597,765,689	(527,579,761)	154,143,322	(597)	998,646	154,143,322
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Commodity Strategy Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Treasury Bills	74,762,390	—	—	—	74,762,390
U.S. Government & Agency Obligations	—	59,833,269	—	—	59,833,269
Money Market Funds	—	—	—	154,143,322	154,143,322
Total Investments	74,762,390	59,833,269	—	154,143,322	288,738,981
Derivatives
Asset
Futures Contracts	2,953,107	—	—	—	2,953,107
Liability
Futures Contracts	(7,267,064)	—	—	—	(7,267,064)
Total	70,448,433	59,833,269	—	154,143,322	284,425,024
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2017	9

Consolidated Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$134,643,703
Affiliated issuers, at cost	154,141,814
Total investments, at cost	288,785,517
Investments, at value
Unaffiliated issuers, at value	134,595,659
Affiliated issuers, at value	154,143,322
Total investments, at value	288,738,981
Margin deposits	18,295,240
Receivable for:
Capital shares sold	89,218
Dividends	172,184
Variation margin for futures contracts	1,237,549
Prepaid expenses	296
Total assets	308,533,468
Liabilities
Due to custodian	1,128
Payable for:
Capital shares purchased	65,654,264
Variation margin for futures contracts	2,375,841
Management services fees	6,528
Distribution and/or service fees	24
Transfer agent fees	1,836
Compensation of board members	22,486
Other expenses	41,145
Total liabilities	68,103,252
Net assets applicable to outstanding capital stock	$240,430,216
Represented by
Paid in capital	273,151,423
Undistributed net investment income	3,735,515
Accumulated net realized loss	(32,096,229)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(48,044)
Investments - affiliated issuers	1,508
Futures contracts	(4,313,957)
Total - representing net assets applicable to outstanding capital stock	$240,430,216
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Commodity Strategy Fund | Annual Report 2017

Consolidated Statement of Assets and Liabilities  (continued)
May 31, 2017
Class A
Net assets	$2,034,917
Shares outstanding	388,575
Net asset value per share	$5.24
Maximum offering price per share(a)	$5.56
Class C
Net assets	$334,792
Shares outstanding	66,385
Net asset value per share	$5.04
Class R
Net assets	$76,546
Shares outstanding	14,800
Net asset value per share	$5.17
Class R4
Net assets	$15,213,037
Shares outstanding	2,853,791
Net asset value per share	$5.33
Class R5
Net assets	$756,181
Shares outstanding	141,276
Net asset value per share	$5.35
Class T(b)
Net assets	$1,555
Shares outstanding	297
Net asset value per share	$5.24
Maximum offering price per share(c)	$5.37
Class Y
Net assets	$220,847,499
Shares outstanding	41,167,615
Net asset value per share	$5.36
Class Z
Net assets	$1,165,689
Shares outstanding	220,175
Net asset value per share	$5.29

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2017	11

Consolidated Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — affiliated issuers	$998,646
Interest	480,994
Total income	1,479,640
Expenses:
Management services fees	1,690,239
Distribution and/or service fees
Class A	6,738
Class C	3,576
Class R	499
Class T(a)	4
Transfer agent fees
Class A	4,101
Class C	541
Class I(b)	7,716
Class R	153
Class R4	20,083
Class R5	486
Class T(a)	2
Class Y	7,005
Class Z	2,535
Compensation of board members	16,056
Custodian fees	6,639
Printing and postage fees	21,267
Registration fees	109,831
Audit fees	35,643
Legal fees	8,679
Compensation of chief compliance officer	31
Other	18,157
Total expenses	1,959,981
Net investment loss	(480,341)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(16,194)
Investments — affiliated issuers	(597)
Futures contracts	(8,721,834)
Net realized loss	(8,738,625)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(48,044)
Investments — affiliated issuers	1,508
Futures contracts	(5,720,913)
Net change in unrealized appreciation (depreciation)	(5,767,449)
Net realized and unrealized loss	(14,506,074)
Net decrease in net assets resulting from operations	$(14,986,415)

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Commodity Strategy Fund | Annual Report 2017

Consolidated Statement of Changes in Net Assets
	Year Ended May 31, 2017	Year Ended May 31, 2016
Operations
Net investment loss	$(480,341)	$(387,551)
Net realized loss	(8,738,625)	(5,632,193)
Net change in unrealized appreciation (depreciation)	(5,767,449)	2,643,361
Net decrease in net assets resulting from operations	(14,986,415)	(3,376,383)
Increase in net assets from capital stock activity	190,041,099	12,633,965
Total increase in net assets	175,054,684	9,257,582
Net assets at beginning of year	65,375,532	56,117,950
Net assets at end of year	$240,430,216	$65,375,532
Undistributed (excess of distributions over) net investment income	$3,735,515	$(1,798,775)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2017	13

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	169,193	922,926	235,504	1,239,553
Redemptions	(272,364)	(1,465,252)	(248,645)	(1,318,728)
Net decrease	(103,171)	(542,326)	(13,141)	(79,175)
Class C
Subscriptions	26,005	139,292	43,987	205,557
Redemptions	(17,883)	(94,065)	(30,205)	(152,216)
Net increase	8,122	45,227	13,782	53,341
Class I(a)
Subscriptions	82,610,116	460,281,039	11,169,345	61,024,756
Redemptions	(91,714,713)	(501,826,815)	(10,083,347)	(58,546,559)
Net increase (decrease)	(9,104,597)	(41,545,776)	1,085,998	2,478,197
Class R
Subscriptions	5,729	31,045	4,173	21,833
Redemptions	(10,428)	(56,926)	(3,333)	(20,033)
Net increase (decrease)	(4,699)	(25,881)	840	1,800
Class R4
Subscriptions	1,280,505	7,032,922	2,010,831	9,835,248
Redemptions	(403,571)	(2,233,825)	(93,460)	(479,923)
Net increase	876,934	4,799,097	1,917,371	9,355,325
Class R5
Subscriptions	41,590	225,000	143,912	737,893
Redemptions	(19,280)	(103,150)	(25,252)	(125,000)
Net increase	22,310	121,850	118,660	612,893
Class Y(a)
Subscriptions	78,206,812	427,596,562	—	—
Redemptions	(37,039,522)	(200,800,309)	—	—
Net increase	41,167,290	226,796,253	—	—
Class Z
Subscriptions	601,006	3,280,871	204,214	1,127,490
Redemptions	(535,608)	(2,888,216)	(158,115)	(915,906)
Net increase	65,398	392,655	46,099	211,584
Total net increase	32,927,587	190,041,099	3,169,609	12,633,965

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Commodity Strategy Fund | Annual Report 2017

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Columbia Commodity Strategy Fund | Annual Report 2017	15

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class A
5/31/2017	$5.39	(0.03)	(0.12)	(0.15)
5/31/2016	$6.32	(0.06)	(0.87)	(0.93)
5/31/2015	$8.57	(0.08)	(2.17)	(2.25)
5/31/2014	$8.52	(0.09)	0.14 (c)	0.05
5/31/2013 (d)	$8.50	(0.08)	0.10 (c)	0.02
Class C
5/31/2017	$5.23	(0.07)	(0.12)	(0.19)
5/31/2016	$6.18	(0.10)	(0.85)	(0.95)
5/31/2015	$8.45	(0.13)	(2.14)	(2.27)
5/31/2014	$8.46	(0.15)	0.14 (c)	(0.01)
5/31/2013 (f)	$8.50	(0.15)	0.11 (c)	(0.04)
Class R
5/31/2017	$5.34	(0.05)	(0.12)	(0.17)
5/31/2016	$6.28	(0.08)	(0.86)	(0.94)
5/31/2015	$8.53	(0.10)	(2.15)	(2.25)
5/31/2014	$8.50	(0.11)	0.14 (c)	0.03
5/31/2013 (g)	$8.50	(0.11)	0.11 (c)	0.00 (h)
Class R4
5/31/2017	$5.48	(0.02)	(0.13)	(0.15)
5/31/2016	$6.40	(0.04)	(0.88)	(0.92)
5/31/2015	$8.65	(0.07)	(2.18)	(2.25)
5/31/2014	$8.59	(0.07)	0.13 (c)	0.06
5/31/2013 (i)	$9.14	(0.01)	(0.54)	(0.55)
Class R5
5/31/2017	$5.49	(0.01)	(0.13)	(0.14)
5/31/2016	$6.42	(0.04)	(0.89)	(0.93)
5/31/2015	$8.68	(0.06)	(2.20)	(2.26)
5/31/2014 (j)	$8.16	(0.03)	0.55 (c)	0.52
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Commodity Strategy Fund | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$5.24	(2.78%)	1.13%	1.13%	(0.63%)	0%	$2,035
$5.39	(14.72%)	1.50%	1.43%	(1.20%)	0%	$2,651
$6.32	(26.25%)	1.51%	1.27%	(1.17%)	0%	$3,193
$8.57	0.59%	1.34%	1.16%	(1.07%)	0%	$3,376
$8.52	0.24%	1.25% (e)	1.14% (e)	(1.02%) (e)	0%	$3,780

$5.04	(3.63%)	1.87%	1.87%	(1.36%)	0%	$335
$5.23	(15.37%)	2.25%	2.18%	(1.92%)	0%	$305
$6.18	(26.86%)	2.26%	2.02%	(1.93%)	0%	$275
$8.45	(0.12%)	2.10%	1.91%	(1.82%)	0%	$226
$8.46	(0.47%)	2.01% (e)	1.90% (e)	(1.77%) (e)	0%	$145

$5.17	(3.18%)	1.37%	1.37%	(0.89%)	0%	$77
$5.34	(14.97%)	1.74%	1.68%	(1.44%)	0%	$104
$6.28	(26.38%)	1.76%	1.52%	(1.42%)	0%	$117
$8.53	0.35%	1.60%	1.42%	(1.33%)	0%	$136
$8.50	(0.00%) (h)	1.52% (e)	1.38% (e)	(1.25%) (e)	0%	$120

$5.33	(2.74%)	0.87%	0.87%	(0.35%)	0%	$15,213
$5.48	(14.38%)	1.23%	1.19%	(0.83%)	0%	$10,826
$6.40	(26.01%)	1.26%	1.02%	(1.00%)	0%	$381
$8.65	0.70%	1.10%	0.95%	(0.86%)	0%	$3
$8.59	(6.02%)	0.92% (e)	0.90% (e)	(0.78%) (e)	0%	$2

$5.35	(2.55%)	0.78%	0.78%	(0.25%)	0%	$756
$5.49	(14.49%)	1.10%	1.10%	(0.74%)	0%	$654
$6.42	(26.04%)	1.18%	0.96%	(0.78%)	0%	$2
$8.68	6.37%	1.16% (e)	0.87% (e)	(0.77%) (e)	0%	$608
Columbia Commodity Strategy Fund | Annual Report 2017	17

Consolidated Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class T(k)
5/31/2017	$5.38	(0.02)	(0.12)	(0.14)
5/31/2016	$6.32	(0.06)	(0.88)	(0.94)
5/31/2015	$8.57	(0.08)	(2.17)	(2.25)
5/31/2014	$8.53	(0.09)	0.13 (c)	0.04
5/31/2013	$8.47	(0.09)	0.15 (c)	0.06
Class Y
5/31/2017	$5.50	0.00 (h)	(0.14)	(0.14)
5/31/2016	$6.43	(0.04)	(0.89)	(0.93)
5/31/2015 (l)	$7.70	(0.04)	(1.23)	(1.27)
Class Z
5/31/2017	$5.44	(0.02)	(0.13)	(0.15)
5/31/2016	$6.37	(0.05)	(0.88)	(0.93)
5/31/2015	$8.62	(0.07)	(2.18)	(2.25)
5/31/2014	$8.54	(0.07)	0.15 (c)	0.08
5/31/2013 (m)	$8.50	(0.06)	0.10 (c)	0.04

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Class A shares commenced operations on June 18, 2012. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class C shares commenced operations on June 18, 2012. Per share data and total return reflect activity from that date.
(g)	Class R shares commenced operations on June 18, 2012. Per share data and total return reflect activity from that date.
(h)	Rounds to zero.
(i)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(j)	Class R5 shares commenced operations on January 8, 2014. Per share data and total return reflect activity from that date.
(k)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(l)	Class Y shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(m)	Class Z shares commenced operations on June 18, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Commodity Strategy Fund | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$5.24	(2.60%)	1.11%	1.11%	(0.56%)	0%	$2
$5.38	(14.87%)	1.49%	1.43%	(1.16%)	0%	$2
$6.32	(26.25%)	1.51%	1.27%	(1.14%)	0%	$2
$8.57	0.47%	1.32%	1.16%	(1.10%)	0%	$3
$8.53	0.71%	1.51%	1.15%	(0.98%)	0%	$2

$5.36	(2.55%)	0.71%	0.71%	0.03%	0%	$220,847
$5.50	(14.46%)	1.01%	1.01%	(0.73%)	0%	$2
$6.43	(16.49%)	1.33% (e)	0.97% (e)	(0.80%) (e)	0%	$2

$5.29	(2.76%)	0.86%	0.86%	(0.31%)	0%	$1,166
$5.44	(14.60%)	1.24%	1.18%	(0.92%)	0%	$842
$6.37	(26.10%)	1.26%	1.02%	(0.92%)	0%	$693
$8.62	0.94%	1.12%	0.92%	(0.83%)	0%	$742
$8.54	0.47%	1.05% (e)	0.90% (e)	(0.77%) (e)	0%	$25
Columbia Commodity Strategy Fund | Annual Report 2017	19

Notes to Consolidated Financial Statements
May 31, 2017
Note 1. Organization
Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CCFS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2017, the Subsidiary financial statement information is as follows:
CCSF Offshore Fund, Ltd.
% of consolidated fund net assets	15.00%
Net assets	$36,074,312
Net investment loss	(119,955)
Net realized loss	(8,722,222)
Net change in unrealized appreciation (depreciation)	(5,720,454)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
20	Columbia Commodity Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Commodity Strategy Fund | Annual Report 2017	21

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
22	Columbia Commodity Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate commodity market exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2017:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	2,953,107*

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	7,267,064*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
Columbia Commodity Strategy Fund | Annual Report 2017	23

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	(8,721,834)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	(5,720,913)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2017:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	262,872,566*

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
24	Columbia Commodity Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2017 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to March 16, 2017 provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia Commodity Strategy Fund | Annual Report 2017	25

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class I, prior to March 27, 2017 were, and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Class C	0.15
Class I	0.004 (a),(b)
Class R	0.15
Class R4	0.15
Class R5	0.062
Class T	0.15
Class Y	0.011
Class Z	0.15

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2017, no minimum account balance fees were charged by the Fund.
26	Columbia Commodity Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2017, if any, are listed below:
Amount ($)
Class A	10,100
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	October 1, 2016 through September 30, 2017	Prior to October 1, 2016
Class A	1.440%	1.44%
Class C	2.190	2.19
Class R	1.690	1.69
Class R4	1.190	1.19
Class R5	1.110	1.13
Class T	1.440	1.44
Class Y	1.060	1.08
Class Z	1.190	1.19
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Commodity Strategy Fund | Annual Report 2017	27

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2017, these differences are primarily due to differing treatment for post-October capital losses, late-year ordinary losses, trustees’ deferred compensation, net operating loss reclassification and investments in commodity subsidiary. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
6,014,631	—	(6,014,631)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
For the years ended May 31, 2017 and May 31, 2016, there were no distributions.
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	—	(36,752,367)
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
333,778,066	—	(36,752,367)	(36,752,367)
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2017, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
20,546	16,402
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended May 31, 2017, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
28	Columbia Commodity Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2017.
Note 8. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively
Columbia Commodity Strategy Fund | Annual Report 2017	29

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At May 31, 2017, affiliated shareholders of record owned 92.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
30	Columbia Commodity Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Commodity Strategy Fund | Annual Report 2017	31

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Commodity Strategy Fund
In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Commodity Strategy Fund (the “Fund”, a series of Columbia Funds Series Trust II) and its subsidiary as of May 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
32	Columbia Commodity Strategy Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Commodity Strategy Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
34	Columbia Commodity Strategy Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Columbia Commodity Strategy Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
36	Columbia Commodity Strategy Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Commodity Strategy Fund | Annual Report 2017	37

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
38	Columbia Commodity Strategy Fund | Annual Report 2017

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Columbia Commodity Strategy Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN129_05_G01_(07/17)

Annual Report
May 31, 2017
Columbia Flexible Capital Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Flexible Capital Income Fund   |  Annual Report 2017

Columbia Flexible Capital Income Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Flexible Capital Income Fund (the Fund) seeks to provide shareholders current income, with long-term capital appreciation.
Portfolio management
David King, CFA
Co-manager
Managed Fund since 2011
Yan Jin
Co-manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended May 31, 2017)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	07/28/11	18.45	9.50	8.97
	Including sales charges		11.68	8.21	7.87
Class C	Excluding sales charges	07/28/11	17.58	8.70	8.17
	Including sales charges		16.58	8.70	8.17
Class R		07/28/11	18.18	9.22	8.68
Class R4 *		11/08/12	18.79	9.76	9.19
Class R5 *		11/08/12	18.85	9.82	9.25
Class T	Excluding sales charges	07/28/11	18.44	9.49	8.96
	Including sales charges		15.52	8.95	8.48
Class Y *		03/01/17	18.58	9.52	8.99
Class Z		07/28/11	18.74	9.77	9.22
Blended Benchmark			12.88	10.42	9.14
Bloomberg Barclays U.S. Aggregate Bond Index			1.58	2.24	3.00
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum applicable sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, is composed of one-third each of the Russell 1000 Value Index, the Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index and the Bloomberg Barclays U.S. Convertible Composite Index. The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index is a broad-based benchmark that measures the performance of investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Bloomberg Barclays U.S. Convertible Composite Index measures the performance of all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Flexible Capital Income Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 28, 2011 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Flexible Capital Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2017)
Microchip Technology, Inc. 02/15/2037 2.250%	1.3
Frontier Communications Corp. 09/15/2025 11.000%	1.3
Becton Dickinson and Co. 05/01/2020 6.125%	1.1
Extended Stay America, Inc.	1.1
BP PLC, ADR	1.0
Microsoft Corp.	1.0
Bank of America Corp. 12/31/2049 7.250%	1.0
Lockheed Martin Corp.	1.0
SYSCO Corp.	1.0
LPL Holdings, Inc. 09/15/2025 5.750%	1.0
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2017)
Common Stocks	33.5
Convertible Bonds	17.8
Convertible Preferred Stocks	14.9
Corporate Bonds & Notes	25.8
Limited Partnerships	1.7
Money Market Funds	2.6
Preferred Debt	1.9
Preferred Stocks	0.5
Senior Loans	1.3
Warrants	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Flexible Capital Income Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2017, the Fund’s Class A shares returned 18.45% excluding sales charges. The Fund outperformed its Blended Benchmark, which returned 12.88% for the same time period. The Fund also outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 1.58% for the same period. The Bloomberg Barclays index consists entirely of investment-grade bonds. Security selection in the information technology sector across all three major asset classes represented in the Fund generally accounted for its significant performance advantage over the Blended Benchmark.
U.S. markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance during the first half of the 12-month period, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential contest eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher in the second half of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence. Against this backdrop, equities, high-yield bonds and convertible securities were the market’s top performers.
In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate, the federal funds rate, by a quarter of a point to between 0.50% and 0.75%, its first such move in a year. In March 2017, the Fed again raised the fed funds rate to between 0.75% and 1.00%. The Fed signaled that it was prepared to raise rates more aggressively in 2017 on the heels of strong job gains and progress towards its 2.0% inflation target. After the Fed’s May meeting, Bloomberg estimated the probability of a June rate hike at 97.5%.
Contributors and detractors
After two years of disappointing results, the market rally that took shape following the 2016 presidential election was particularly rewarding because it confirmed our faith in our long-term management approach, which emphasizes bottom-up credit and equity research across a range of income-generating securities. We stayed with investments in which we had high conviction, and we took prudent risks in market segments that offered opportunity. Security selection within the information technology sector, which is generally associated with growth, created the single biggest advantage for the income-focused Fund, as information technology holdings, including bonds and convertibles, produced strong returns.
Within equities, semiconductor equipment manufacturer Lam Research was a top contributor to Fund results, as the company generated solid gains on strong end-market demand and pricing. A position in defense electronics manufacturer Leidos was another winner for the Fund. The company was created out of a merger between Lockheed Martin’s government services business and the core business of Science Applications International Corporation (SAIC). The Fund owned Leidos stock for close to two years, on the belief that it was undervalued, and benefited from significant price appreciation as well as a large special dividend paid during the period. The stock is a backdoor play on government security operations. Another tech holding that focuses on government services work, Booz Allen Hamilton, a management consulting company, also advanced as recent government and non-governmental security breaches have improved prospects for the entire industry. Microsoft also boosted Fund returns, as it continued to shift its focus from growth to profitable growth, reined in spending and emphasized core businesses. Microsoft has been a substantial Fund holding for some time, and we cut back somewhat on the position during the period. Micron Technology convertibles also contributed to the Fund’s solid gains, as memory-focused semiconductor companies continued to rebound, aided by modestly rising prices and merger and acquisition activity. Bonds of Micron and Western Digital drove the Fund’s fixed-income returns with double-digit gains.
Within the financials sector, a decision to eliminate Wells Fargo and reinvest proceeds in shares of Bank of America stock was rewarded with solid returns. Financials, in general, benefited from expectations of lighter regulation under a Republican administration and higher interest rates. In addition, positions in JPMorgan common stock and Cowen convertible preferred securities were lifted by the favorable trend in financials and by their individual business prospects.
Elsewhere in the portfolio, Navistar bonds contributed to Fund gains for the period. After a sharp decline, the bonds rebounded after Volkswagen made a significant investment in the company. Health care delivered mixed performance for the period. Ariad Pharmaceuticals bonds soared as the company was taken over at a significant premium by Takeda. However,
4	Columbia Flexible Capital Income Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
the Fund gave back some of that gain with a significant loss from Novavax bonds, which suffered setbacks in a recent clinical trial that did not fare as well as the first couple of trial phases. The biotechnology company makes vaccines aimed at viruses that can be especially harmful to seniors. However, we have not given up on the company.
Most of the year’s disappointments came from relatively small positions, including Novavax, which minimized their impact on results. In the consumer discretionary sector, Macy’s shares were a drag on performance, as the company failed to meet our expectations for a robust Christmas season. We sold the stock. Within financials, Walter Investment Management convertibles lost ground. The mortgage servicing company incurred expenses related to an investigation. A lackluster housing recovery also weighed on the company, which could face default. We scaled back our position.
At period’s end
During the period, we believed the Fund was aided by the way we managed risk coming out of the 2015-2016 correction and our long-term approach to security analysis and selection. Our flexible approach allowed us to seek income-generating opportunities across a variety of asset classes. The last several years underscore the importance of a long-term perspective on the part of our shareholders as well. Those who took a longer view were nicely rewarded for their patience in 2017.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Flexible Capital Income Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 — May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,076.60	1,019.75	5.38	5.24	1.04
Class C	1,000.00	1,000.00	1,073.10	1,015.96	9.30	9.05	1.80
Class R	1,000.00	1,000.00	1,075.30	1,018.45	6.73	6.54	1.30
Class R4	1,000.00	1,000.00	1,079.10	1,020.94	4.15	4.03	0.80
Class R5	1,000.00	1,000.00	1,079.30	1,021.04	4.04	3.93	0.78
Class T (formerly Class W)	1,000.00	1,000.00	1,077.50	1,019.75	5.39	5.24	1.04
Class Y	1,000.00	1,000.00	1,008.40 (a)	1,021.24	1.83 (a)	3.73	0.74 (a)
Class Z	1,000.00	1,000.00	1,077.90	1,020.84	4.25	4.13	0.82
(a) Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Flexible Capital Income Fund | Annual Report 2017

Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 33.4%
Issuer	Shares	Value ($)
Consumer Discretionary 2.5%
Hotels, Restaurants & Leisure 1.8%
Extended Stay America, Inc.	290,000	5,278,000
Six Flags Entertainment Corp.	62,500	3,773,750
Total		9,051,750
Specialty Retail 0.7%
Staples, Inc.	400,000	3,632,000
Total Consumer Discretionary		12,683,750
Consumer Staples 3.3%
Food & Staples Retailing 1.0%
SYSCO Corp.	95,000	5,183,200
Food Products 0.7%
General Mills, Inc.	62,500	3,546,250
Household Products 0.7%
Procter & Gamble Co. (The)	39,500	3,479,554
Tobacco 0.9%
Altria Group, Inc.	64,500	4,865,880
Total Consumer Staples		17,074,884
Energy 2.9%
Oil, Gas & Consumable Fuels 2.9%
BP PLC, ADR	145,000	5,241,750
Goodrich Petroleum Corp.(a)	56,448	681,892
Goodrich Petroleum Corp. Escrow(a),(b)	3,775,000	4
Stone Energy Corp.(a)	60,721	1,317,645
Suncor Energy, Inc.	160,000	5,009,600
Warrior Met Coal, Inc.	140,000	2,392,600
Total		14,643,491
Total Energy		14,643,491
Financials 6.3%
Banks 3.2%
Bank of America Corp.	195,000	4,369,950
First Hawaiian, Inc.	90,000	2,480,400
JPMorgan Chase & Co.	55,000	4,518,250
PacWest Bancorp	105,000	4,900,350
Total		16,268,950
Capital Markets 0.9%
Ares Capital Corp.	285,000	4,745,250
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 0.9%
MetLife, Inc.	50,000	2,529,500
Validus Holdings Ltd.	42,500	2,269,500
Total		4,799,000
Mortgage Real Estate Investment Trusts (REITS) 1.3%
Blackstone Mortgage Trust, Inc.	67,500	2,095,875
Starwood Property Trust, Inc.	210,000	4,624,200
Total		6,720,075
Total Financials		32,533,275
Health Care 3.5%
Biotechnology 1.0%
AbbVie, Inc.	75,000	4,951,500
Health Care Equipment & Supplies 1.0%
Medtronic PLC	60,000	5,056,800
Health Care Providers & Services 0.6%
Cardinal Health, Inc.	45,000	3,343,050
Pharmaceuticals 0.9%
Merck & Co., Inc.	75,000	4,883,250
Total Health Care		18,234,600
Industrials 2.0%
Aerospace & Defense 1.0%
Lockheed Martin Corp.	18,500	5,200,905
Transportation Infrastructure 1.0%
Macquarie Infrastructure Corp.	65,000	5,063,500
Total Industrials		10,264,405
Information Technology 7.7%
Communications Equipment 0.7%
Cisco Systems, Inc.	105,000	3,310,650
Electronic Equipment, Instruments & Components 0.7%
Corning, Inc.	130,000	3,783,000
IT Services 1.8%
Automatic Data Processing, Inc.	37,500	3,838,875
Booz Allen Hamilton Holdings Corp.	70,000	2,760,800
Leidos Holdings, Inc.	45,000	2,500,200
Total		9,099,875

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.0%
Analog Devices, Inc.	45,000	3,859,200
Broadcom Ltd.	16,000	3,831,680
Lam Research Corp.	25,000	3,879,250
Maxim Integrated Products, Inc.	80,000	3,824,000
Total		15,394,130
Software 1.0%
Microsoft Corp.	75,000	5,238,000
Technology Hardware, Storage & Peripherals 0.5%
Western Digital Corp.	30,000	2,701,800
Total Information Technology		39,527,455
Materials 1.2%
Chemicals 0.7%
Dow Chemical Co. (The)	55,000	3,407,800
Containers & Packaging 0.5%
International Paper Co.	50,000	2,644,000
Total Materials		6,051,800
Real Estate 1.5%
Equity Real Estate Investment Trusts (REITS) 1.5%
Alexandria Real Estate Equities, Inc.	32,500	3,792,100
Equinix, Inc.	9,000	3,969,090
Total		7,761,190
Total Real Estate		7,761,190
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.8%
AT&T, Inc.	112,500	4,334,625
Total Telecommunication Services		4,334,625
Utilities 1.7%
Electric Utilities 0.8%
Xcel Energy, Inc.	85,000	4,072,350
Independent Power and Renewable Electricity Producers 0.9%
NRG Yield, Inc. Class A	280,603	4,826,372
Total Utilities		8,898,722
Total Common Stocks (Cost $145,907,419)		172,008,197
Convertible Bonds 17.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.9%
Navistar International Corp.
04/15/2019	4.750%	4,751,000	4,608,470
Brokerage/Asset Managers/Exchanges 0.5%
Hercules Capital, Inc.(c)
02/01/2022	4.375%	2,556,000	2,594,340
Cable and Satellite 0.9%
DISH Network Corp.(c)
08/15/2026	3.375%	3,950,000	4,817,144
Consumer Products 0.9%
Iconix Brand Group, Inc.
03/15/2018	1.500%	4,700,000	4,553,125
Electric 0.8%
SunPower Corp.
01/15/2023	4.000%	4,820,000	3,991,587
Health Care 1.2%
Fluidigm Corp.
02/01/2034	2.750%	4,000,000	2,682,840
Invacare Corp.
02/15/2021	5.000%	2,300,000	2,560,188
Novavax, Inc.
02/01/2023	3.750%	2,540,000	1,028,700
Total			6,271,728
Independent Energy 0.9%
Chesapeake Energy Corp.(c)
09/15/2026	5.500%	4,700,000	4,535,021
Chesapeake Energy Corp.
12/15/2038	2.250%	47,000	45,355
Total			4,580,376
Media and Entertainment 0.5%
Liberty Interactive LLC(c)
09/30/2046	1.750%	2,200,000	2,558,875
Oil Field Services 0.6%
Cobalt International Energy, Inc.
05/15/2024	3.125%	3,950,000	1,066,500
Weatherford International Ltd.
07/01/2021	5.875%	1,900,000	2,097,125
Total			3,163,625
Other Financial Institutions 0.8%
Encore Capital Group, Inc.(c)
03/15/2022	3.250%	2,450,000	2,482,156

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Flexible Capital Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Walter Investment Management Corp.
11/01/2019	4.500%	4,410,000	1,499,400
Total			3,981,556
Other Industry 1.0%
General Cable Corp.(d)
Subordinated
11/15/2029	4.500%	4,200,000	3,168,375
Green Plains, Inc.(c)
09/01/2022	4.125%	2,000,000	2,067,500
Total			5,235,875
Other REIT 1.7%
Blackstone Mortgage Trust, Inc.
12/01/2018	5.250%	2,560,000	2,896,998
Colony Starwood Homes(c)
01/15/2022	3.500%	3,200,000	3,418,000
New York Mortgage Trust, Inc.
01/15/2022	6.250%	2,500,000	2,462,500
Total			8,777,498
Pharmaceuticals 3.1%
Acorda Therapeutics, Inc.
06/15/2021	1.750%	3,000,000	2,319,375
Aegerion Pharmaceuticals, Inc.
08/15/2019	2.000%	3,000,000	2,422,500
Clovis Oncology, Inc.
09/15/2021	2.500%	2,000,000	2,303,750
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%	5,000,000	4,662,500
Medicines Co. (The)(c)
07/15/2023	2.750%	2,050,000	2,185,812
PTC Therapeutics, Inc.
08/15/2022	3.000%	3,400,000	2,365,125
Total			16,259,062
Property & Casualty 1.0%
MGIC Investment Corp.(c),(d)
Junior Subordinated
04/01/2063	9.000%	3,800,000	4,928,125
Retailers 0.2%
GNC Holdings, Inc.
08/15/2020	1.500%	1,800,000	1,190,250
Technology 2.0%
Microchip Technology, Inc.(c)
Junior Subordinated
02/15/2037	2.250%	6,000,000	6,731,400
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Micron Technology, Inc.
02/15/2033	2.125%	1,200,000	3,395,250
Total			10,126,650
Transportation Services 0.7%
Aegean Marine Petroleum Network, Inc.(c)
12/15/2021	4.250%	2,150,000	1,524,829
Ship Finance International Ltd.
10/15/2021	5.750%	2,350,000	2,243,980
Total			3,768,809
Total Convertible Bonds (Cost $93,305,646)			91,407,095

Convertible Preferred Stocks 14.9%
Issuer	Coupon Rate	Shares	Value ($)
Consumer Staples 1.0%
Food Products 1.0%
Bunge Ltd.	4.875%	47,500	5,165,910
Total Consumer Staples			5,165,910
Energy 1.6%
Oil, Gas & Consumable Fuels 1.6%
Anadarko Petroleum Corp.	7.500%	57,500	2,492,625
Hess Corp.	8.000%	60,000	3,365,400
WPX Energy, Inc.	6.250%	40,000	2,027,600
Total			7,885,625
Total Energy			7,885,625
Financials 2.5%
Banks 1.0%
Bank of America Corp.	7.250%	4,200	5,212,200
Capital Markets 1.5%
AMG Capital Trust II	5.150%	82,500	4,738,594
Cowen, Inc.	5.625%	3,400	2,810,780
Total			7,549,374
Total Financials			12,761,574
Health Care 3.3%
Health Care Equipment & Supplies 1.5%
Alere, Inc.	3.000%	6,100	2,339,350
Becton Dickinson and Co.	6.125%	100,000	5,351,000
Total			7,690,350

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
May 31, 2017
Convertible Preferred Stocks (continued)
Issuer	Coupon Rate	Shares	Value ($)
Health Care Providers & Services 0.9%
Anthem, Inc.	5.250%	50,000	2,574,000
Envision Healthcare Corp.	5.250%	20,000	2,035,400
Total			4,609,400
Pharmaceuticals 0.9%
Allergan PLC	5.500%	6,000	4,804,620
Total Health Care			17,104,370
Industrials 1.2%
Machinery 1.2%
Rexnord Corp.	5.750%	42,500	2,256,325
Stanley Black & Decker, Inc.	5.375%	37,500	3,908,625
Total			6,164,950
Total Industrials			6,164,950
Information Technology 1.5%
Electronic Equipment, Instruments & Components 1.0%
Belden, Inc.	6.750%	50,000	4,991,500
Internet Software & Services 0.5%
Mandatory Exchangeable Trust(c)	5.750%	20,000	2,861,800
Total Information Technology			7,853,300
Materials 0.4%
Chemicals 0.4%
A. Schulman, Inc.	6.000%	2,600	2,162,706
Total Materials			2,162,706
Real Estate 1.0%
Equity Real Estate Investment Trusts (REITS) 1.0%
American Tower Corp.	5.500%	42,500	5,036,250
Total Real Estate			5,036,250
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.2%
Frontier Communications Corp.	11.125%	32,500	1,102,075
Wireless Telecommunication Services 0.5%
T-Mobile USA, Inc.	5.500%	23,500	2,566,200
Total Telecommunication Services			3,668,275
Utilities 1.7%
Electric Utilities 0.7%
Great Plains Energy, Inc.	7.000%	72,500	3,777,250
Convertible Preferred Stocks (continued)
Issuer	Coupon Rate	Shares	Value ($)
Multi-Utilities 1.0%
DTE Energy Co.	6.500%	90,000	4,933,800
Total Utilities			8,711,050
Total Convertible Preferred Stocks (Cost $75,441,366)			76,514,010

Corporate Bonds & Notes 25.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.5%
Navistar International Corp.
11/01/2021	8.250%	2,450,000	2,483,234
Banking 1.5%
Popular, Inc.
07/01/2019	7.000%	4,500,000	4,712,490
Synovus Financial Corp.(d)
Subordinated
12/15/2025	5.750%	2,700,000	2,855,474
Total			7,567,964
Brokerage/Asset Managers/Exchanges 1.0%
LPL Holdings, Inc.(c)
09/15/2025	5.750%	5,000,000	5,173,870
Cable and Satellite 1.8%
Charter Communications Operating LLC/Capital
10/23/2045	6.484%	4,200,000	5,010,377
Telesat Canada/LLC(c)
11/15/2024	8.875%	3,600,000	4,026,186
Total			9,036,563
Chemicals 0.5%
A. Schulman, Inc.
06/01/2023	6.875%	2,300,000	2,443,791
Diversified Manufacturing 1.0%
Hamilton Sundstrand Corp.(c)
12/15/2020	7.750%	5,100,000	5,160,313
Electric 1.0%
Covanta Holding Corp.
07/01/2025	5.875%	5,177,000	5,043,553
Finance Companies 1.2%
iStar, Inc.
04/01/2022	6.000%	3,657,000	3,724,102

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Flexible Capital Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Springleaf Finance Corp.
05/15/2022	6.125%	2,500,000	2,572,260
Total			6,296,362
Food and Beverage 1.1%
Chobani LLC/Finance Corp., Inc.(c)
04/15/2025	7.500%	2,872,000	3,017,427
Lamb Weston Holdings, Inc.(c)
11/01/2026	4.875%	2,400,000	2,460,247
Total			5,477,674
Gaming 0.7%
Scientific Games International, Inc.
12/01/2022	10.000%	3,500,000	3,811,136
Health Care 0.5%
Envision Healthcare Corp.(c)
12/01/2024	6.250%	1,128,000	1,204,866
Quotient Ltd.(b),(c)
10/15/2023	12.000%	1,330,000	1,330,000
Total			2,534,866
Healthcare Insurance 0.9%
Centene Corp.
01/15/2025	4.750%	4,723,000	4,858,205
Independent Energy 0.4%
Stone Energy Corp.
05/31/2022	7.500%	2,369,067	2,291,238
Media and Entertainment 0.9%
Lions Gate Entertainment Corp.(c)
11/01/2024	5.875%	4,450,000	4,631,467
Metals and Mining 1.0%
Constellium NV(c)
03/01/2025	6.625%	5,200,000	5,017,652
Midstream 0.9%
Blue Racer Midstream LLC/Finance Corp.(c)
11/15/2022	6.125%	4,594,000	4,725,637
Oil Field Services 0.5%
Precision Drilling Corp.(c)
12/15/2023	7.750%	2,250,000	2,343,803
Packaging 2.4%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(c)
02/15/2025	6.000%	2,300,000	2,394,275
BWAY Holding Co.(c)
04/15/2025	7.250%	5,000,000	5,088,390
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Novolex (c)
01/15/2025	6.875%	4,700,000	4,921,186
Total			12,403,851
Pharmaceuticals 1.8%
AMAG Pharmaceuticals, Inc.(c)
09/01/2023	7.875%	5,250,000	5,085,932
Valeant Pharmaceuticals International, Inc.(c)
03/01/2023	5.500%	5,400,000	4,352,703
Total			9,438,635
Retailers 0.3%
Rite Aid Corp.
Junior Subordinated
02/15/2027	7.700%	1,613,000	1,726,339
Supermarkets 0.9%
Safeway, Inc.
02/01/2031	7.250%	4,588,000	4,471,598
Technology 1.9%
Diebold, Inc.
04/15/2024	8.500%	4,300,000	4,836,180
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/US Holdings I, LLC(c)
11/30/2024	10.000%	2,250,000	2,515,626
Informatica LLC(c)
07/15/2023	7.125%	2,382,000	2,401,842
Total			9,753,648
Transportation Services 1.9%
Fortress Transportation & Infrastructure Investors LLC(c)
03/15/2022	6.750%	3,850,000	3,863,910
Hertz Corp. (The)(c),(e)
06/01/2022	7.625%	1,174,000	1,174,000
Hertz Corp. (The)
10/15/2022	6.250%	5,400,000	4,702,050
Total			9,739,960
Wirelines 1.2%
Frontier Communications Corp.
09/15/2025	11.000%	6,740,000	6,292,248
Total Corporate Bonds & Notes (Cost $128,531,923)			132,723,607

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
May 31, 2017
Limited Partnerships 1.6%
Issuer	Shares	Value ($)
Energy 0.4%
Oil, Gas & Consumable Fuels 0.4%
Enviva Partners LP	85,000	2,388,500
Total Energy		2,388,500
Industrials 0.5%
Trading Companies & Distributors 0.5%
Fortress Transportation & Infrastructure Investors LLC	160,000	2,556,800
Total Industrials		2,556,800
Utilities 0.7%
Independent Power and Renewable Electricity Producers 0.7%
8Point3 Energy Partners LP	260,000	3,546,400
Total Utilities		3,546,400
Total Limited Partnerships (Cost $8,849,608)		8,491,700

Preferred Debt 1.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 1.9%
Citigroup Capital XIII(d)
10/30/2040	6.692%	185,000	4,828,500
Wells Fargo & Co.
12/31/2049	7.500%	4,000	5,063,960
Total			9,892,460
Total Preferred Debt (Cost $9,465,235)			9,892,460

Preferred Stocks 0.5%
Issuer	Coupon Rate	Shares	Value ($)
Financials 0.5%
Banks 0.5%
GMAC Capital Trust I(d)	6.967%	97,500	2,488,200
Total Financials			2,488,200
Total Preferred Stocks (Cost $2,482,575)			2,488,200
Senior Loans 1.3%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.1%
Virtus Investment Partners(d),(f),(g)
Tranche B Term Loan
03/03/2024	4.814%	769,000	780,535
Food and Beverage 0.5%
HLF Financing SARL(d),(g)
Term Loan
02/15/2023	6.545%	2,500,000	2,513,550
Leisure 0.2%
Equinox Holdings, Inc.(d),(g)
2nd Lien Term Loan
09/06/2024	8.045%	769,000	781,819
Retailers 0.4%
BJ’s Wholesale Club, Inc.(d),(g)
2nd Lien Term Loan
02/03/2025	8.500%	2,292,000	2,319,229
Technology 0.1%
Hyland Software, Inc.(d),(f),(g)
2nd Lien Term Loan
05/31/2025	0.000%	384,615	390,384
Total Senior Loans (Cost $6,724,978)			6,785,517

Warrants —%
Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Goodrich Petroleum Corp.(a),(b),(h)	11,139	0
Total Energy		0
Total Warrants (Cost $—)		0

Money Market Funds 2.6%
	Shares	Value ($)
JPMorgan US Government Money Market Fund, Agency Shares 0.607%(i)	13,474,949	13,474,949
Total Money Market Funds (Cost $13,474,949)		13,474,949
Total Investments (Cost: $484,183,699)		513,785,735
Other Assets & Liabilities, Net		1,417,844
Net Assets		515,203,579

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Flexible Capital Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2017, the value of these securities amounted to $1,330,004, which represents 0.26% of net assets.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2017, the value of these securities amounted to $111,594,334 or 21.66% of net assets.
(d)	Variable rate security.
(e)	Represents a security purchased on a when-issued basis.
(f)	Represents a security purchased on a forward commitment basis.
(g)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of May 31, 2017. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(h)	Negligible market value.
(i)	The rate shown is the seven-day current annualized yield at May 31, 2017.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	12,683,750	—	—	12,683,750
Consumer Staples	17,074,884	—	—	17,074,884
Energy	14,643,487	—	4	14,643,491
Financials	32,533,275	—	—	32,533,275
Health Care	18,234,600	—	—	18,234,600
Industrials	10,264,405	—	—	10,264,405
Information Technology	39,527,455	—	—	39,527,455
Materials	6,051,800	—	—	6,051,800
Real Estate	7,761,190	—	—	7,761,190
Telecommunication Services	4,334,625	—	—	4,334,625
Utilities	8,898,722	—	—	8,898,722
Total Common Stocks	172,008,193	—	4	172,008,197
Convertible Bonds	—	91,407,095	—	91,407,095
Convertible Preferred Stocks
Consumer Staples	—	5,165,910	—	5,165,910
Energy	7,885,625	—	—	7,885,625
Financials	5,212,200	7,549,374	—	12,761,574
Health Care	17,104,370	—	—	17,104,370
Industrials	6,164,950	—	—	6,164,950
Information Technology	4,991,500	2,861,800	—	7,853,300
Materials	—	2,162,706	—	2,162,706
Real Estate	5,036,250	—	—	5,036,250
Telecommunication Services	3,668,275	—	—	3,668,275
Utilities	8,711,050	—	—	8,711,050
Total Convertible Preferred Stocks	58,774,220	17,739,790	—	76,514,010
Corporate Bonds & Notes	—	131,393,607	1,330,000	132,723,607
Limited Partnerships
Energy	2,388,500	—	—	2,388,500
Industrials	2,556,800	—	—	2,556,800
Utilities	3,546,400	—	—	3,546,400
Total Limited Partnerships	8,491,700	—	—	8,491,700
Preferred Debt	9,892,460	—	—	9,892,460
Preferred Stocks
Financials	2,488,200	—	—	2,488,200
Total Preferred Stocks	2,488,200	—	—	2,488,200
Senior Loans	—	6,785,517	—	6,785,517
Warrants
Energy	—	—	0*	0*
Total Warrants	—	—	0*	0*
Money Market Funds	13,474,949	—	—	13,474,949
Total Investments	265,129,722	247,326,009	1,330,004	513,785,735

*	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Flexible Capital Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
Certain common stocks and warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2017	15

Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$484,183,699
Total investments, at cost	484,183,699
Investments, at value
Unaffiliated issuers, at value	513,785,735
Total investments, at value	513,785,735
Receivable for:
Investments sold	1,400,728
Capital shares sold	1,120,026
Dividends	787,264
Interest	3,297,247
Foreign tax reclaims	9,232
Prepaid expenses	427
Other assets	12,849
Total assets	520,413,508
Liabilities
Payable for:
Investments purchased	1,732,621
Investments purchased on a delayed delivery basis	2,321,847
Capital shares purchased	1,023,807
Management services fees	9,155
Distribution and/or service fees	4,556
Transfer agent fees	34,987
Compensation of board members	29,718
Other expenses	53,238
Total liabilities	5,209,929
Net assets applicable to outstanding capital stock	$515,203,579
Represented by
Paid in capital	520,217,121
Undistributed net investment income	619,037
Accumulated net realized loss	(35,234,615)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	29,602,036
Total - representing net assets applicable to outstanding capital stock	$515,203,579
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Flexible Capital Income Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
May 31, 2017
Class A
Net assets	$134,698,237
Shares outstanding	10,780,662
Net asset value per share	$12.49
Maximum offering price per share(a)	$13.25
Class C
Net assets	$132,227,262
Shares outstanding	10,648,078
Net asset value per share	$12.42
Class R
Net assets	$625,874
Shares outstanding	50,142
Net asset value per share	$12.48
Class R4
Net assets	$18,460,001
Shares outstanding	1,466,341
Net asset value per share	$12.59
Class R5
Net assets	$5,280,255
Shares outstanding	419,166
Net asset value per share	$12.60
Class T(b)
Net assets	$5,636
Shares outstanding	451
Net asset value per share	$12.50
Maximum offering price per share(c)	$12.82
Class Y
Net assets	$2,492
Shares outstanding	200
Net asset value per share(d)	$12.44
Class Z
Net assets	$223,903,822
Shares outstanding	17,920,517
Net asset value per share	$12.49

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
(d)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2017	17

Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$11,124,678
Interest	14,153,476
Foreign taxes withheld	(41,714)
Total income	25,236,440
Expenses:
Management services fees	3,049,059
Distribution and/or service fees
Class A	534,087
Class C	1,230,301
Class R	2,603
Class T(a)	15
Transfer agent fees
Class A	223,262
Class C	126,615
Class I(b)	1
Class R	511
Class R4	17,443
Class R5	3,050
Class T(a)	5
Class Y(c)	1
Class Z	109,468
Compensation of board members	19,916
Custodian fees	6,804
Printing and postage fees	50,237
Registration fees	129,455
Audit fees	38,183
Legal fees	10,344
Compensation of chief compliance officer	99
Other	23,597
Total expenses	5,575,056
Net investment income	19,661,384
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,923,130
Foreign currency translations	(211)
Net realized gain	7,922,919
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	50,552,286
Net change in unrealized appreciation (depreciation)	50,552,286
Net realized and unrealized gain	58,475,205
Net increase in net assets resulting from operations	$78,136,589

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Flexible Capital Income Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended May 31, 2017 (a)	Year Ended May 31, 2016
Operations
Net investment income	$19,661,384	$24,570,565
Net realized gain (loss)	7,922,919	(36,411,464)
Net change in unrealized appreciation (depreciation)	50,552,286	(40,521,616)
Net increase (decrease) in net assets resulting from operations	78,136,589	(52,362,515)
Distributions to shareholders
Net investment income
Class A	(10,061,019)	(15,726,337)
Class C	(4,923,846)	(6,151,184)
Class I(b)	(129)	(464,801)
Class R	(18,465)	(44,670)
Class R4	(824,256)	(1,015,210)
Class R5	(258,973)	(219,450)
Class T(c)	(278)	(381)
Class Y	(28)	—
Class Z	(5,437,346)	(5,895,224)
Net realized gains
Class A	—	(3,942,006)
Class C	—	(1,811,401)
Class I(b)	—	(31)
Class R	—	(13,022)
Class R4	—	(235,443)
Class R5	—	(52,609)
Class T(c)	—	(95)
Class Z	—	(1,362,746)
Total distributions to shareholders	(21,524,340)	(36,934,610)
Increase (decrease) in net assets from capital stock activity	8,049,661	(218,231,599)
Total increase (decrease) in net assets	64,661,910	(307,528,724)
Net assets at beginning of year	450,541,669	758,070,393
Net assets at end of year	$515,203,579	$450,541,669
Undistributed (excess of distributions over) net investment income	$619,037	$(1,459,299)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2017	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017 (a)		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,345,639	64,287,372	4,454,773	51,116,028
Distributions reinvested	847,137	9,867,424	1,763,376	19,273,774
Redemptions	(16,964,221)	(205,765,974)	(14,482,031)	(158,593,508)
Net decrease	(10,771,445)	(131,611,178)	(8,263,882)	(88,203,706)
Class C
Subscriptions	2,367,737	28,362,986	1,898,200	21,648,321
Distributions reinvested	389,581	4,537,951	662,403	7,174,857
Redemptions	(2,859,207)	(33,728,485)	(4,898,765)	(53,425,561)
Net decrease	(101,889)	(827,548)	(2,338,162)	(24,602,383)
Class I(b)
Subscriptions	—	—	1,566	18,875
Distributions reinvested	—	—	37,656	464,669
Redemptions	(210)	(2,561)	(3,932,317)	(47,354,841)
Net decrease	(210)	(2,561)	(3,893,095)	(46,871,297)
Class R
Subscriptions	52,551	631,649	17,742	206,219
Distributions reinvested	1,557	18,353	5,236	57,546
Redemptions	(31,056)	(381,597)	(105,463)	(1,115,268)
Net increase (decrease)	23,052	268,405	(82,485)	(851,503)
Class R4
Subscriptions	486,207	5,853,626	232,875	2,691,791
Distributions reinvested	69,782	824,135	113,454	1,250,498
Redemptions	(421,883)	(5,082,653)	(903,168)	(10,064,494)
Net increase (decrease)	134,106	1,595,108	(556,839)	(6,122,205)
Class R5
Subscriptions	170,533	2,063,342	138,597	1,518,435
Distributions reinvested	21,953	258,851	24,729	271,903
Redemptions	(216,998)	(2,635,978)	(90,244)	(1,002,877)
Net increase (decrease)	(24,512)	(313,785)	73,082	787,461
Class T(c)
Distributions reinvested	14	160	30	325
Redemptions	(88)	(1,074)	(343)	(3,816)
Net decrease	(74)	(914)	(313)	(3,491)
Class Y
Subscriptions	200	2,520	—	—
Net increase	200	2,520	—	—
Class Z
Subscriptions	15,542,700	190,309,320	3,405,974	39,038,968
Distributions reinvested	416,229	4,922,748	531,575	5,838,301
Redemptions	(4,719,031)	(56,292,454)	(8,834,512)	(97,241,744)
Net increase (decrease)	11,239,898	138,939,614	(4,896,963)	(52,364,475)
Total net increase (decrease)	499,126	8,049,661	(19,958,657)	(218,231,599)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Flexible Capital Income Fund | Annual Report 2017

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Columbia Flexible Capital Income Fund | Annual Report 2017	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
5/31/2017	$11.06	0.51	1.48	1.99	(0.56)	—
5/31/2016	$12.49	0.49	(1.20)	(0.71)	(0.57)	(0.15)
5/31/2015	$12.59	0.39	0.02	0.41	(0.43)	(0.08)
5/31/2014	$11.98	0.43	0.96	1.39	(0.44)	(0.34)
5/31/2013	$10.32	0.45	1.69	2.14	(0.43)	(0.05)
Class C
5/31/2017	$11.00	0.42	1.48	1.90	(0.48)	—
5/31/2016	$12.42	0.41	(1.19)	(0.78)	(0.49)	(0.15)
5/31/2015	$12.52	0.30	0.01	0.31	(0.33)	(0.08)
5/31/2014	$11.91	0.33	0.97	1.30	(0.35)	(0.34)
5/31/2013	$10.28	0.37	1.67	2.04	(0.36)	(0.05)
Class R
5/31/2017	$11.05	0.47	1.49	1.96	(0.53)	—
5/31/2016	$12.48	0.45	(1.18)	(0.73)	(0.55)	(0.15)
5/31/2015	$12.58	0.36	0.02	0.38	(0.40)	(0.08)
5/31/2014	$11.97	0.41	0.95	1.36	(0.41)	(0.34)
5/31/2013	$10.31	0.42	1.69	2.11	(0.40)	(0.05)
Class R4
5/31/2017	$11.14	0.55	1.49	2.04	(0.59)	—
5/31/2016	$12.58	0.52	(1.21)	(0.69)	(0.60)	(0.15)
5/31/2015	$12.68	0.43	0.01	0.44	(0.46)	(0.08)
5/31/2014	$12.05	0.47	0.97	1.44	(0.47)	(0.34)
5/31/2013 (c)	$10.93	0.36	1.08	1.44	(0.27)	(0.05)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Flexible Capital Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.56)	$12.49	18.45%	1.06%	1.06%	4.31%	71%	$134,698
(0.72)	$11.06	(5.42%)	1.09%	1.09%	4.37%	63%	$238,361
(0.51)	$12.49	3.37%	1.08%	1.07%	3.20%	60%	$372,408
(0.78)	$12.59	12.17%	1.17%	1.02%	3.52%	48%	$168,897
(0.48)	$11.98	21.18%	1.85%	1.10%	4.03%	63%	$15,534

(0.48)	$12.42	17.58%	1.81%	1.81%	3.56%	71%	$132,227
(0.64)	$11.00	(6.10%)	1.84%	1.84%	3.64%	63%	$118,203
(0.41)	$12.42	2.61%	1.83%	1.82%	2.47%	60%	$162,563
(0.69)	$12.52	11.38%	1.92%	1.78%	2.79%	48%	$49,739
(0.41)	$11.91	20.26%	2.63%	1.85%	3.26%	63%	$1,925

(0.53)	$12.48	18.18%	1.31%	1.31%	3.95%	71%	$626
(0.70)	$11.05	(5.67%)	1.33%	1.33%	3.98%	63%	$299
(0.48)	$12.48	3.11%	1.34%	1.33%	2.94%	60%	$1,368
(0.75)	$12.58	11.87%	1.41%	1.29%	3.38%	48%	$531
(0.45)	$11.97	20.87%	2.12%	1.35%	3.79%	63%	$3

(0.59)	$12.59	18.79%	0.81%	0.81%	4.55%	71%	$18,460
(0.75)	$11.14	(5.22%)	0.84%	0.84%	4.62%	63%	$14,839
(0.54)	$12.58	3.61%	0.83%	0.82%	3.45%	60%	$23,755
(0.81)	$12.68	12.55%	0.92%	0.77%	3.83%	48%	$9,087
(0.32)	$12.05	13.40%	1.59% (d)	0.85% (d)	4.28% (d)	63%	$897
Columbia Flexible Capital Income Fund | Annual Report 2017	23

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R5
5/31/2017	$11.15	0.55	1.50	2.05	(0.60)	—
5/31/2016	$12.58	0.54	(1.21)	(0.67)	(0.61)	(0.15)
5/31/2015	$12.68	0.42	0.03	0.45	(0.47)	(0.08)
5/31/2014	$12.05	0.47	0.97	1.44	(0.47)	(0.34)
5/31/2013 (e)	$10.93	0.37	1.07	1.44	(0.27)	(0.05)
Class T(f)
5/31/2017	$11.07	0.51	1.48	1.99	(0.56)	—
5/31/2016	$12.50	0.49	(1.19)	(0.70)	(0.58)	(0.15)
5/31/2015	$12.60	0.38	0.02	0.40	(0.42)	(0.08)
5/31/2014	$11.98	0.43	0.97	1.40	(0.44)	(0.34)
5/31/2013	$10.32	0.44	1.69	2.13	(0.42)	(0.05)
Class Y
5/31/2017 (g)	$12.48	(5.60)	5.70	0.10	(0.14)	—
Class Z
5/31/2017	$11.06	0.54	1.48	2.02	(0.59)	—
5/31/2016	$12.49	0.52	(1.20)	(0.68)	(0.60)	(0.15)
5/31/2015	$12.60	0.43	0.00 (h)	0.43	(0.46)	(0.08)
5/31/2014	$11.98	0.46	0.97	1.43	(0.47)	(0.34)
5/31/2013	$10.32	0.48	1.68	2.16	(0.45)	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(f)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(g)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(h)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Flexible Capital Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.60)	$12.60	18.85%	0.77%	0.77%	4.58%	71%	$5,280
(0.76)	$11.15	(5.06%)	0.75%	0.75%	4.76%	63%	$4,946
(0.55)	$12.58	3.66%	0.74%	0.72%	3.41%	60%	$4,663
(0.81)	$12.68	12.55%	0.82%	0.76%	3.84%	48%	$5,695
(0.32)	$12.05	13.41%	0.86% (d)	0.84% (d)	4.29% (d)	63%	$16,569

(0.56)	$12.50	18.44%	1.05%	1.05%	4.32%	71%	$6
(0.73)	$11.07	(5.41%)	1.07%	1.07%	4.35%	63%	$6
(0.50)	$12.50	3.33%	1.07%	1.07%	3.08%	60%	$10
(0.78)	$12.60	12.22%	1.17%	1.08%	3.52%	48%	$16
(0.47)	$11.98	21.13%	1.91%	1.10%	3.97%	63%	$4,875

(0.14)	$12.44	0.84%	0.74% (d)	0.74% (d)	(184.79%) (d)	71%	$2

(0.59)	$12.49	18.74%	0.82%	0.82%	4.56%	71%	$223,904
(0.75)	$11.06	(5.18%)	0.83%	0.83%	4.56%	63%	$73,885
(0.54)	$12.49	3.55%	0.83%	0.82%	3.49%	60%	$144,617
(0.81)	$12.60	12.54%	0.92%	0.75%	3.82%	48%	$27,600
(0.50)	$11.98	21.46%	1.61%	0.85%	4.30%	63%	$3,716
Columbia Flexible Capital Income Fund | Annual Report 2017	25

Notes to Financial Statements
May 31, 2017
Note 1. Organization
Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which
26	Columbia Flexible Capital Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Flexible Capital Income Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
May 31, 2017
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
28	Columbia Flexible Capital Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Columbia Flexible Capital Income Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
May 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.65% to 0.54% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2017 was 0.65% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to March 16, 2017 provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class I shares were subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to
30	Columbia Flexible Capital Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Class I shares. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class I shares did not pay transfer agency fees. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares.
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Class C	0.10
Class I	0.036 (a),(b)
Class R	0.10
Class R4	0.10
Class R5	0.058
Class T	0.09
Class Y	0.025 (a)
Class Z	0.10

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2017, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $714,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2017, if any, are listed below:
Amount ($)
Class A	436,435
Class C	6,693
Columbia Flexible Capital Income Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
May 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	October 1, 2016 through September 30, 2017	Prior to October 1, 2016
Class A	1.260%	1.30%
Class C	2.010	2.05
Class R	1.510	1.55
Class R4	1.010	1.05
Class R5	0.960	1.00
Class T	1.260	1.30
Class Y	0.910*	—
Class Z	1.010	1.05
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through September 30, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions, non-deductible expenses, investments in partnerships, deemed distributions and amortization/accretion on certain convertible securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
3,941,292	(3,940,646)	(646)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
32	Columbia Flexible Capital Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
The tax character of distributions paid during the years indicated was as follows:
May 31, 2017			May 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
21,524,340	—	21,524,340	29,517,257	7,417,353	36,934,610
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,539,998	—	(34,099,020)	26,855,816
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
486,929,919	46,199,693	(19,343,877)	26,855,816
The following capital loss carryforwards, determined at May 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	2,742,307	31,356,713	34,099,020	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $328,695,592 and $326,319,476, respectively, for the year ended May 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
Columbia Flexible Capital Income Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
May 31, 2017
The Fund had no borrowings during the year ended May 31, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At May 31, 2017, affiliated shareholders of record owned 49.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
34	Columbia Flexible Capital Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Flexible Capital Income Fund | Annual Report 2017	35

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Flexible Capital Income Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Flexible Capital Income Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
36	Columbia Flexible Capital Income Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction
36.70%	32.22%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Columbia Flexible Capital Income Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
38	Columbia Flexible Capital Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Flexible Capital Income Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
40	Columbia Flexible Capital Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Flexible Capital Income Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
42	Columbia Flexible Capital Income Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Flexible Capital Income Fund | Annual Report 2017	43

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Columbia Flexible Capital Income Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN148_05_G01_(07/17)

Annual Report
May 31, 2017
Multi-Manager Value Strategies Fund
(formerly ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND)
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Multi-Manager Value Strategies Fund   |  Annual Report 2017

Multi-Manager Value Strategies Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Multi-Manager Value Strategies Fund (the Fund) seeks to provide shareholders with growth of capital and income.
Portfolio management
Columbia Management Investment Advisers, LLC
Scott Davis
Michael Barclay, CFA
Peter Santoro, CFA
Diamond Hill Capital Management, Inc.
Charles Bath, CFA
Austin Hawley, CFA
Christopher Welch, CFA
Dimensional Fund Advisors LP
Joseph Chi, CFA
Jed Fogdall
Lukas Smart, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2017)
	Inception	1 Year	5 Years	Life
Class A	04/20/12	18.19	13.43	11.96
Class Z *	01/03/17	18.15	13.42	11.95
Russell 1000 Value Index		14.66	14.67	13.28
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Multi-Manager Value Strategies Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Multi-Manager Value Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2017)
JPMorgan Chase & Co.	3.4
Comcast Corp., Class A	2.7
Microsoft Corp.	2.4
Pfizer, Inc.	2.3
Citigroup, Inc.	2.3
Cisco Systems, Inc.	2.1
Exxon Mobil Corp.	2.0
Apple, Inc.	1.7
AT&T, Inc.	1.7
Abbott Laboratories	1.6
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2017)
Common Stocks	98.5
Convertible Preferred Stocks	0.1
Exchange-Traded Funds	0.2
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2017)
Consumer Discretionary	15.1
Consumer Staples	9.3
Energy	6.1
Financials	23.1
Health Care	12.1
Industrials	11.1
Information Technology	14.9
Materials	3.3
Real Estate	1.0
Telecommunication Services	2.4
Utilities	1.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Multi-Manager Value Strategies Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other sleeves independently of each other and CMIA. A portion of the Fund’s assets is subadvised by Dimensional Fund Advisors LP (DFA) and Diamond Hill Capital Management (Diamond Hill). As of May 31, 2017, CMIA, DFA and Diamond Hill managed approximately 30%, 35% and 35% of the portfolio, respectively.
For the 12-month period ended May 31, 2017, the Fund’s Class A shares returned 18.19% excluding sales charges. All three sleeves of the Fund outperformed the benchmark, the Russell 1000 Value Index, which returned 14.66% for the same time period. Stock selection and an overweight in the information technology sector were the biggest aids to performance for the CMIA segment. The DFA sleeve focused on mid-cap stocks, especially companies with higher profitability and deep value names aided performance. The Diamond Hill sleeve also outperformed the benchmark for the period that it participated in the portfolio management of the Fund, from October 3, 2016 through May 31, 2017. Favorable stock selection and sector allocation aided the sleeve’s relative performance.
U.S. equity markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance during the first half of the 12-month period, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential contest eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher in the second half of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence. Against this backdrop, information technology stocks were the market’s top performers.
In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate, the federal funds rate, by a quarter of a point to between 0.50% and 0.75%, its first such move in a year. In March 2017, the Fed again raised the target range of the federal funds rate to between 0.75% and 1.00%. The Fed signaled that it was prepared to raise rates more aggressively in 2017 on the heels of strong job gains and progress towards its 2.0% inflation target. On June 15, 2017, after the close of the reporting period, the Fed raised the federal funds rate to between 1.00% and 1.25%.
Contributors and detractors
CMIA: The information technology, energy and utilities sectors were the top contributing sectors to our sleeve of the Fund’s relative performance for the 12-month period. In the information technology sector, Apple and Microsoft were big winners. Investor enthusiasm appears to be building for Apple’s iPhone 8, which offers the company the potential to benefit from a strong, embedded base of customers. Apple has also demonstrated the potential for more predictable revenue from the expansion of service businesses, such as downloading additional content from the company’s App Store or paying for goods using mobile wallet Apple Pay. Microsoft is a leader in cloud computing, which has produced solid results since the appointment of Satya Nadella to CEO in February of 2014.
In general, our portion of the Fund’s portfolio did well with investments in the semiconductor industry, where usage has expanded from desktop computers and laptops to appliances, cell phones and automobiles. These higher end products have resulted in higher margins, consolidation has reduced price competition and the industry has become less cyclical because of broadening demand. Against that backdrop, Lam Research was a top contributor to performance, as the company benefited from the strong business fundamentals surrounding memory pricing. In the fourth quarter of 2016, Lam Research formally abandoned its planned merger with a competitor, which had raised antitrust concerns. Investors welcomed the removal of the overhang of uncertainty. Semiconductor chip manufacturers, Broadcom and Texas Instruments were other winners for our sleeve of the Fund’s portfolio.
An underweight in the energy sector and positioning within the sector also aided results in our sleeve, as energy was one of two sectors with a negative return. We focused on integrated oil & gas companies, such as ExxonMobil, which are less vulnerable to changing commodity prices than many other industries and held up better as commodity prices declined.
In the utilities sector, the sleeve was slightly underweight, which aided relative results. Holdings in our sleeve were high quality, regulated utilities where we think the regulatory environment is more predictable than for other types of utilities.
4	Multi-Manager Value Strategies Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Our sleeve’s holdings in the consumer discretionary sector did well. Within the media industry, positions in Comcast and Time Warner were strong performers. Comcast continued to execute well, growing its customer base and adding customers on the data side. Time Warner is set to be acquired by AT&T at a premium, which boosted its share price. Home Depot and McDonalds were also strong contributors to segment results. Home Depot has benefited from the continued strength in housing. Unlike many other retailers, its market niche is less vulnerable to online competition. McDonalds has revamped its menu and benefited from its all-day breakfast offering. We also did well to avoid some of the blow-ups in the sector, especially among retailers, which continue to struggle against online competition.
Our sleeve lagged the benchmark in the financials sector, where an underweight detracted from results. Stock selection also hurt performance. Even though we did well with JPMorganChase, Northern Trust and CME, the sleeve lacked exposure to Goldman Sachs, Morgan Stanley and Citicorp, all of which were strong performers for the period.
In the health care sector, the sleeve also gave up some performance on what it didn’t own (or own enough of), including medical device stocks and health care providers such as Cigna, Humana and Anthem. Within pharmaceuticals, an overweight in Bristol-Myers Squibb also detracted from relative results. Even though materials is not a large sector in the benchmark, the sleeve lagged against the benchmark because it was underexposed across the sector.
DFA: Several factors drove our sleeve’s outperformance relative to the benchmark: a focus on mid-cap stocks, emphasis on stocks with higher profitability and deep value characteristics and the avoidance of real estate investment trusts (REITs) and highly regulated utilities. On a sector basis, information technology, consumer discretionary and financials were the strongest performing sectors in our sleeve while consumer staples and health care holdings lagged the benchmark.
In the information technology sector, NVIDIA and Micron Technology were top contributors to results and overweights in both amplified the impact on relative returns. Within the consumer discretionary sector, Comcast was a strong performer. All three stocks were overweight in our sleeve relative to the benchmark. Within health care, CVS Health and Express Scripts detracted from relative results. The segment lost ground relative to the benchmark because it did not have exposure to Apple, which was not a candidate for the portfolio because of its stock price-to-book value valuation. Apple posted solid gains for the year.
During the year, our sleeve’s exposure to both information technology and consumer discretionary stocks rose while health care exposure came in line with the benchmark. Our sleeve’s exposure to industrials, energy and consumer staples declined over the period. Sector allocations are generally the result of stock selection and market activity.
We used S&P 500 E-mini futures to maintain equity exposure for a series of cash flows during the 12-month period ended May 31, 2017. We reduced the position as equities were purchased for the portfolio. The impact of these derivatives was a modest net gain of approximately four basis points. (A basis point is one hundredth of one percent.)
Diamond Hill: Both sector allocation and stock selection contributed to our sleeve’s relative outperformance during the period. We adhere to an intrinsic value-based philosophy and our sleeve’s sector and industry weights were the result of bottom-up stock selection and industry secular trends. Favorable stock selection in the information technology, industrials, health care and financials sectors aided relative performance. Underweights in the energy, real estate and telecommunications sectors and an overweight in the financials sector also benefited relative results. Consumer staples and consumer discretionary holdings were the biggest laggards relative to the benchmark.
Our sleeve’s top contributors to performance were Citigroup, Morgan Stanley and Apple. Shares of Citigroup rose sharply during the fourth quarter of 2016 as earnings continued to improve, while rising interest rates, the possibility of a reduced regulatory burden and potentially lower corporate tax rates further propelled the stocks after the November presidential election. Citigroup modestly lagged other large banks early in 2017 and we added to our position. The company continued to increase its return of capital to shareholders through share repurchase and dividends, while generally focusing on improving its profitability levels. Morgan Stanley outperformed on the strength of improved prospects for its wealth management franchise. Anticipated regulatory relief, rising interest rates, strong capital markets activity and increased equity market activity all benefited Morgan Stanley. In the information technology sector, Apple outperformed amid strong demand for the iPhone 7. The customer base continued to grow rapidly, which we believe is a testament to the attractiveness and stickiness of Apple’s products.
Multi-Manager Value Strategies Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Cimarex Energy, Hanesbrands and Coty were the largest relative detractors from our sleeve’s performance. Shares of oil and gas exploration and production company Cimarex fell as oil prices declined on increased domestic oil production. However, we believe the company is well positioned to accelerate its own production growth in the improving North American oil shale market. Overall company fundamentals remained favorable as cost efficiencies outpaced the broader industry. Shares of apparel manufacturer Hanesbrands declined early in 2017 after the company reported disappointing quarterly revenue. The retail and wholesale industries are currently challenged by weak traffic patterns across brick and mortar locations. In addition, speculation about the potential impact of a border tax was a concern for investors. We believe these issues are industry-wide and have already been priced into the stock. Shares of cosmetics company Coty declined after the company announced weak results at the end of 2016. Organic sales declined, and management cited issues related to the integration of Procter & Gamble’s specialty beauty business. However, results announced in May showed progress in assimilating the P&G business.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Multi-Manager Value Strategies Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 – May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,086.60	1,019.75	5.41	5.24	1.04
Class Z	1,000.00	1,000.00	1,053.90 (a)	1,020.84	3.39 (a)	4.13	0.82 (a)
(a)	Based on operations from January 3, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Value Strategies Fund | Annual Report 2017	7

Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.3%
Issuer	Shares	Value ($)
Consumer Discretionary 14.9%
Auto Components 1.3%
Adient PLC	1,166	79,906
Autoliv, Inc.	2,316	256,891
BorgWarner, Inc.	415,407	17,658,951
Gentex Corp.	18,539	351,870
Goodyear Tire & Rubber Co. (The)	422,076	13,599,289
Lear Corp.	5,923	882,764
Total		32,829,671
Automobiles 1.2%
Ford Motor Co.	1,973,448	21,944,742
General Motors Co.	211,658	7,181,556
Total		29,126,298
Distributors 0.2%
Genuine Parts Co.	40,890	3,787,232
LKQ Corp.(a)	10,344	325,732
Total		4,112,964
Hotels, Restaurants & Leisure 0.9%
Carnival Corp.	54,194	3,472,210
Hyatt Hotels Corp., Class A(a)	6,821	393,572
McDonald’s Corp.	48,017	7,245,285
MGM Resorts International	157,993	5,011,538
Norwegian Cruise Line Holdings Ltd.(a)	22,024	1,100,539
Royal Caribbean Cruises Ltd.	52,525	5,787,204
Total		23,010,348
Household Durables 1.4%
D.R. Horton, Inc.	125,705	4,109,297
Garmin Ltd.	30,276	1,575,563
Lennar Corp., Class A	56,561	2,902,145
Lennar Corp., Class B	1,697	72,852
Mohawk Industries, Inc.(a)	7,194	1,721,524
Newell Brands, Inc.	20,427	1,081,610
PulteGroup, Inc.	106,054	2,404,244
Toll Brothers, Inc.	16,989	627,064
Whirlpool Corp.	108,832	20,192,689
Total		34,686,988
Internet & Direct Marketing Retail 0.1%
Liberty Interactive Corp., Class A(a)	116,948	2,743,600
Common Stocks (continued)
Issuer	Shares	Value ($)
Media 6.5%
21st Century Fox, Inc., Class B	291,645	7,845,251
Charter Communications, Inc., Class A(a)	79,299	27,401,769
Comcast Corp., Class A	1,557,088	64,914,999
Interpublic Group of Companies, Inc. (The)	144,441	3,600,914
Liberty Braves Group, Class A(a)	1,225	29,057
Liberty Braves Group, Class C(a)	2,489	58,044
Liberty Broadband Corp. Class A(a)	3,332	294,049
Liberty Broadband Corp. Class C(a)	16,915	1,508,311
Liberty Media Group LLC, Class C(a)	1,007	33,533
Liberty SiriusXM Group, Class A(a)	5,812	242,186
Liberty SiriusXM Group, Class C(a)	11,835	493,164
Madison Square Garden Co. (The), Class A(a)	175	34,197
News Corp., Class A	33,401	446,905
News Corp., Class B	22,496	308,195
TEGNA, Inc.	422,557	10,031,503
Time Warner, Inc.	234,764	23,356,670
Walt Disney Co. (The)	191,755	20,698,035
Total		161,296,782
Multiline Retail 0.2%
Kohl’s Corp.	54,352	2,088,747
Macy’s, Inc.	82,725	1,944,038
Total		4,032,785
Specialty Retail 2.1%
AutoNation, Inc.(a)	27,777	1,097,747
Bed Bath & Beyond, Inc.	11,819	406,692
Best Buy Co., Inc.	59,482	3,532,636
Home Depot, Inc. (The)	118,925	18,256,177
Penske Automotive Group, Inc.	7,354	311,442
Staples, Inc.	75,433	684,931
TJX Companies, Inc. (The)	360,534	27,115,762
Total		51,405,387

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multi-Manager Value Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.0%
Hanesbrands, Inc.	487,220	10,061,093
PVH Corp.	22,552	2,389,385
Ralph Lauren Corp.	13,623	923,639
VF Corp.	239,535	12,886,983
Total		26,261,100
Total Consumer Discretionary		369,505,923
Consumer Staples 9.1%
Beverages 1.7%
Coca-Cola European Partners PLC	87,333	3,584,146
Molson Coors Brewing Co., Class B	76,916	7,290,868
PepsiCo, Inc.	263,850	30,836,150
Total		41,711,164
Food & Staples Retailing 1.5%
CVS Health Corp.	242,760	18,651,251
Safeway, Inc. Casa Ley CVR(a),(b)	60,717	61,622
Safeway, Inc. PDC CVR(a),(b)	60,717	18
Walgreens Boots Alliance, Inc.	4,157	336,800
Wal-Mart Stores, Inc.	222,392	17,480,011
Whole Foods Market, Inc.	4,981	174,285
Total		36,703,987
Food Products 1.2%
Archer-Daniels-Midland Co.	61,602	2,561,411
Bunge Ltd.	42,296	3,382,411
General Mills, Inc.	111,722	6,339,106
Ingredion, Inc.	1,574	179,578
JM Smucker Co. (The)	26,823	3,429,321
Kraft Heinz Co. (The)	32,554	3,001,479
Mondelez International, Inc., Class A	141,646	6,599,287
Pinnacle Foods, Inc.	14,551	906,673
Post Holdings, Inc.(a)	15,296	1,228,881
Seaboard Corp.	3	12,148
TreeHouse Foods, Inc.(a)	3,824	295,136
Tyson Foods, Inc., Class A	33,992	1,949,101
Total		29,884,532
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 2.3%
Kimberly-Clark Corp.	192,773	25,008,441
Procter & Gamble Co. (The)	365,324	32,181,391
Total		57,189,832
Personal Products 0.3%
Coty, Inc., Class A	446,040	8,447,998
Edgewell Personal Care Co.(a)	4,574	334,542
Total		8,782,540
Tobacco 2.1%
Altria Group, Inc.	206,526	15,580,321
Philip Morris International, Inc.	301,602	36,131,920
Total		51,712,241
Total Consumer Staples		225,984,296
Energy 5.9%
Energy Equipment & Services 0.3%
Baker Hughes, Inc.	37,375	2,061,231
Helmerich & Payne, Inc.	22,103	1,163,944
Nabors Industries Ltd.	6,154	54,155
National Oilwell Varco, Inc.	55,255	1,805,181
Schlumberger Ltd.	15,900	1,106,481
TechnipFMC PLC(a)	68,589	1,985,651
Transocean Ltd.(a)	48,240	438,502
Total		8,615,145
Oil, Gas & Consumable Fuels 5.6%
Anadarko Petroleum Corp.	31,162	1,574,616
Antero Resources Corp.(a)	44,698	919,438
Chevron Corp.	214,881	22,235,886
Cimarex Energy Co.	171,529	18,449,659
Concho Resources, Inc.(a)	9,652	1,223,681
ConocoPhillips	108,181	4,834,609
Exxon Mobil Corp.	613,537	49,389,729
Hess Corp.	30,985	1,421,902
HollyFrontier Corp.	22,389	535,097
Kinder Morgan, Inc.	129,337	2,426,362
Marathon Oil Corp.	113,507	1,477,861
Marathon Petroleum Corp.	85,253	4,436,566
Murphy Oil Corp.	18,032	440,161
Noble Energy, Inc.	42,972	1,232,867

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Occidental Petroleum Corp.	65,226	3,843,768
Phillips 66	41,525	3,160,468
Southwestern Energy Co.(a)	23,355	141,531
Suncor Energy, Inc.	120,337	3,767,751
Targa Resources Corp.	70,131	3,221,117
Tesoro Corp.	38,796	3,229,379
Valero Energy Corp.	164,996	10,142,304
WPX Energy, Inc.(a)	38,510	416,678
Total		138,521,430
Total Energy		147,136,575
Financials 22.7%
Banks 10.5%
Bank of America Corp.	1,033,225	23,154,572
BB&T Corp.	191,503	7,976,100
BOK Financial Corp.	3,776	304,081
CIT Group, Inc.	23,827	1,073,406
Citigroup, Inc.	929,626	56,279,558
Citizens Financial Group, Inc.	50,472	1,721,095
Fifth Third Bancorp	174,359	4,139,283
First Republic Bank	95,289	8,776,117
Huntington Bancshares, Inc.	149,825	1,878,805
JPMorgan Chase & Co.	1,025,125	84,214,019
KeyCorp	99,757	1,742,755
M&T Bank Corp.	10,971	1,716,632
PacWest Bancorp	23,876	1,114,293
People’s United Financial, Inc.	32,144	532,626
PNC Financial Services Group, Inc. (The)	290,048	34,428,698
Prosperity Bancshares, Inc.	809	50,676
Regions Financial Corp.	278,477	3,854,122
SunTrust Banks, Inc.	49,989	2,667,913
U.S. Bancorp	151,958	7,733,143
Wells Fargo & Co.	330,039	16,878,194
Zions Bancorporation	27,858	1,116,270
Total		261,352,358
Capital Markets 3.7%
Bank of New York Mellon Corp. (The)	133,547	6,292,735
BlackRock, Inc.	22,743	9,307,345
CME Group, Inc.	83,951	9,846,613
Franklin Resources, Inc.	263,207	10,999,420
Common Stocks (continued)
Issuer	Shares	Value ($)
Goldman Sachs Group, Inc. (The)	36,701	7,753,453
Morgan Stanley	845,144	35,276,311
Northern Trust Corp.	72,910	6,375,250
State Street Corp.	14,358	1,169,603
T. Rowe Price Group, Inc.	67,061	4,723,777
Total		91,744,507
Consumer Finance 1.6%
Ally Financial, Inc.	128,601	2,384,263
Capital One Financial Corp.	360,158	27,703,353
Discover Financial Services	130,072	7,635,226
Navient Corp.	81,170	1,171,283
Santander Consumer USA Holdings, Inc.(a)	34,352	383,712
Total		39,277,837
Diversified Financial Services 0.5%
Berkshire Hathaway, Inc., Class B(a)	66,426	10,978,890
Leucadia National Corp.	36,036	878,918
Voya Financial, Inc.	13,907	475,341
Total		12,333,149
Insurance 6.4%
Aflac, Inc.	40,470	3,050,629
Alleghany Corp.(a)	1,896	1,113,597
Allied World Assurance Co. Holdings AG	5,412	284,509
Allstate Corp. (The)	27,466	2,371,414
American Financial Group, Inc.	15,774	1,575,034
American International Group, Inc.	86,818	5,524,229
Assurant, Inc.	13,528	1,325,473
Assured Guaranty Ltd.	26,450	1,033,137
Axis Capital Holdings Ltd.	13,673	896,675
Chubb Ltd.	112,319	16,082,958
CNA Financial Corp.	3,492	159,235
Everest Re Group Ltd.	7,941	2,022,176
First American Financial Corp.	1,483	64,540
Hartford Financial Services Group, Inc. (The)	564,919	27,901,349
Lincoln National Corp.	34,458	2,239,081
Loews Corp.	303,612	14,318,342
Marsh & McLennan Companies, Inc.	435,693	33,792,349
MetLife, Inc.	449,359	22,733,072
Old Republic International Corp.	48,789	965,046

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Value Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Principal Financial Group, Inc.	65,741	4,135,766
Prudential Financial, Inc.	41,517	4,353,058
Reinsurance Group of America, Inc.	9,990	1,243,855
RenaissanceRe Holdings Ltd.	8,129	1,161,309
Travelers Companies, Inc. (The)	45,554	5,687,417
Unum Group	45,474	2,045,421
Validus Holdings Ltd.	6,795	362,853
WR Berkley Corp.	4,792	330,600
Xl Group Ltd.	38,614	1,687,046
Total		158,460,170
Thrifts & Mortgage Finance —%
New York Community Bancorp, Inc.	60,234	778,223
Total Financials		563,946,244
Health Care 11.9%
Biotechnology 0.3%
AbbVie, Inc.	113,669	7,504,427
United Therapeutics Corp.(a)	1,145	138,419
Total		7,642,846
Health Care Equipment & Supplies 3.6%
Abbott Laboratories	878,784	40,125,278
Danaher Corp.	55,465	4,711,197
Dentsply Sirona, Inc.	13,803	876,767
Medtronic PLC	371,825	31,337,411
STERIS PLC	8,304	644,058
Stryker Corp.	88,440	12,643,382
Teleflex, Inc.	808	161,616
Zimmer Biomet Holdings, Inc.	1,879	223,996
Total		90,723,705
Health Care Providers & Services 2.8%
Aetna, Inc.	214,493	31,071,456
Anthem, Inc.	50,230	9,159,440
Centene Corp.(a)	23,296	1,691,988
CIGNA Corp.	12,750	2,055,682
DaVita, Inc.(a)	22,945	1,520,336
Envision Healthcare Corp.(a)	2,385	130,245
Express Scripts Holding Co.(a)	97,760	5,841,160
Humana, Inc.	25,341	5,885,701
Laboratory Corp. of America Holdings(a)	20,066	2,789,174
Common Stocks (continued)
Issuer	Shares	Value ($)
Mednax, Inc.(a)	12,495	678,479
Quest Diagnostics, Inc.	34,049	3,703,510
UnitedHealth Group, Inc.	23,961	4,197,488
Universal Health Services, Inc., Class B	2,960	336,434
WellCare Health Plans, Inc.(a)	473	81,261
Total		69,142,354
Life Sciences Tools & Services 0.6%
Bio-Rad Laboratories, Inc., Class A(a)	2,896	647,198
PerkinElmer, Inc.	6,696	422,250
Quintiles IMS Holdings, Inc.(a)	9,167	792,396
Thermo Fisher Scientific, Inc.	77,380	13,370,490
Total		15,232,334
Pharmaceuticals 4.6%
Allergan PLC(a)	17,740	3,969,325
Bristol-Myers Squibb Co.	53,926	2,909,308
Eli Lilly & Co.	40,763	3,243,512
Johnson & Johnson	190,538	24,436,498
Mallinckrodt PLC(a)	25,319	1,092,008
Merck & Co., Inc.	269,703	17,560,362
Mylan NV(a)	68,207	2,658,709
Perrigo Co. PLC	2,410	175,569
Pfizer, Inc.	1,747,143	57,044,219
Total		113,089,510
Total Health Care		295,830,749
Industrials 10.9%
Aerospace & Defense 3.2%
Arconic, Inc.	96,031	2,637,972
Boeing Co. (The)	24,453	4,588,116
General Dynamics Corp.	77,162	15,683,177
L-3 Communications Corp.	14,729	2,483,162
Lockheed Martin Corp.	51,853	14,577,434
Orbital ATK, Inc.	5,868	596,541
Rockwell Collins, Inc.	15,009	1,636,731
Textron, Inc.	83,529	3,992,686
United Technologies Corp.	271,636	32,944,014
Total		79,139,833

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Air Freight & Logistics 0.3%
FedEx Corp.	14,245	2,761,251
United Parcel Service, Inc., Class B	42,889	4,544,947
XPO Logistics, Inc.(a)	15,211	800,099
Total		8,106,297
Airlines 0.6%
Delta Air Lines, Inc.	113,694	5,585,786
JetBlue Airways Corp.(a)	87,816	1,968,835
Southwest Airlines Co.	51,770	3,110,859
United Continental Holdings, Inc.(a)	57,035	4,543,979
Total		15,209,459
Building Products 0.1%
Johnson Controls International PLC	7,177	299,711
Owens Corning	33,280	2,076,672
Total		2,376,383
Commercial Services & Supplies 0.5%
Republic Services, Inc.	72,494	4,611,343
Stericycle, Inc.(a)	1,002	81,934
Waste Management, Inc.	97,328	7,096,184
Total		11,789,461
Construction & Engineering 0.2%
AECOM (a)	37,913	1,217,386
Fluor Corp.	42,896	1,924,315
Jacobs Engineering Group, Inc.(a)	14,126	740,485
Quanta Services, Inc.(a)	11,094	340,142
Total		4,222,328
Electrical Equipment 0.2%
Eaton Corp. PLC	74,534	5,767,441
Industrial Conglomerates 1.5%
3M Co.	49,786	10,179,743
Carlisle Companies, Inc.	10,314	1,045,118
General Electric Co.	35,157	962,599
Honeywell International, Inc.	199,468	26,527,249
Total		38,714,709
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 2.9%
AGCO Corp.	17,365	1,111,881
Colfax Corp.(a)	6,983	283,231
Cummins, Inc.	30,150	4,754,655
Dover Corp.	28,849	2,381,485
Illinois Tool Works, Inc.	130,145	18,379,077
Ingersoll-Rand PLC	76,385	6,844,096
PACCAR, Inc.	10,026	631,237
Parker-Hannifin Corp.	145,052	22,841,338
Pentair PLC	36,296	2,403,521
Stanley Black & Decker, Inc.	87,628	12,061,118
Total		71,691,639
Professional Services 0.1%
ManpowerGroup, Inc.	20,351	2,073,156
Road & Rail 1.3%
AMERCO	1,362	502,918
CSX Corp.	196,161	10,626,041
Genesee & Wyoming, Inc., Class A(a)	1,322	86,591
Kansas City Southern	24,414	2,324,213
Norfolk Southern Corp.	54,531	6,763,480
Ryder System, Inc.	1,973	131,047
Union Pacific Corp.	100,190	11,050,957
Total		31,485,247
Transportation Infrastructure —%
Macquarie Infrastructure Corp.	9,161	713,642
Total Industrials		271,289,595
Information Technology 14.7%
Communications Equipment 2.7%
Arris International PLC(a)	36,640	1,027,385
Brocade Communications Systems, Inc.	62,994	795,614
Cisco Systems, Inc.	1,618,381	51,027,553
EchoStar Corp., Class A(a)	1,194	70,506
Juniper Networks, Inc.	477,214	13,996,687
Total		66,917,745

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Value Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 0.4%
Arrow Electronics, Inc.(a)	25,533	1,930,040
Avnet, Inc.	24,133	885,198
Corning, Inc.	127,748	3,717,467
Dolby Laboratories, Inc., Class A	7,181	361,851
Flex Ltd.(a)	27,166	468,885
Jabil, Inc.	14,854	444,432
SYNNEX Corp.	4,109	457,167
TE Connectivity Ltd.	30,565	2,410,050
Total		10,675,090
Internet Software & Services 1.2%
Alphabet, Inc., Class A(a)	26,385	26,044,370
CommerceHub, Inc., Class C(a)	605	10,394
Yahoo!, Inc.(a)	50,975	2,565,062
Total		28,619,826
IT Services 1.2%
Amdocs Ltd.	25,961	1,681,753
Automatic Data Processing, Inc.	86,553	8,860,431
DXC Technology Co.(a)	26,090	2,022,497
Fidelity National Information Services, Inc.	46,761	4,015,367
Leidos Holdings, Inc.	18,118	1,006,636
Vantiv, Inc., Class A(a)	205,186	12,869,266
Total		30,455,950
Semiconductors & Semiconductor Equipment 4.4%
Broadcom Ltd.	45,523	10,901,848
Intel Corp.	1,052,888	38,019,786
Lam Research Corp.	92,784	14,397,293
Marvell Technology Group Ltd.	49,025	845,191
Micron Technology, Inc.(a)	492,210	15,145,302
Microsemi Corp.(a)	4,263	209,356
NVIDIA Corp.	104,434	15,075,048
ON Semiconductor Corp.(a)	19,126	296,071
Qorvo, Inc.(a)	13,652	1,064,173
QUALCOMM, Inc.	47,508	2,720,783
Texas Instruments, Inc.	116,615	9,619,571
Total		108,294,422
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 2.6%
CA, Inc.	127,140	4,039,238
Dell Technologies, Inc. - VMware, Inc., Class V(a)	2,749	190,753
Microsoft Corp.	840,779	58,720,005
Nuance Communications, Inc.(a)	27,923	516,855
SS&C Technologies Holdings, Inc.	10,903	409,735
Synopsys, Inc.(a)	5,399	404,223
Total		64,280,809
Technology Hardware, Storage & Peripherals 2.2%
Apple, Inc.	275,068	42,019,388
Hewlett Packard Enterprise Co.	303,718	5,712,936
HP, Inc.	43,949	824,483
Western Digital Corp.	50,356	4,535,061
Xerox Corp.	225,151	1,591,817
Total		54,683,685
Total Information Technology		363,927,527
Materials 3.3%
Chemicals 2.3%
Albemarle Corp.	23,895	2,714,472
Ashland Global Holdings, Inc.	14,188	944,070
Axalta Coating Systems Ltd.(a)	374,885	11,733,900
CF Industries Holdings, Inc.	70,130	1,886,497
Dow Chemical Co. (The)	142,950	8,857,182
Eastman Chemical Co.	152,278	12,198,991
LyondellBasell Industries NV, Class A	33,722	2,715,295
Mosaic Co. (The)	74,597	1,688,130
Olin Corp.	6,155	180,588
Praxair, Inc.	94,625	12,517,941
Valvoline, Inc.(a)	38,950	871,311
Westlake Chemical Corp.	8,702	534,825
Total		56,843,202
Construction Materials 0.1%
Martin Marietta Materials, Inc.	3,202	717,568
Vulcan Materials Co.	16,484	2,054,731
Total		2,772,299

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.4%
International Paper Co.	33,138	1,752,337
Sonoco Products Co.	81,456	4,130,634
WestRock Co.	58,080	3,160,714
Total		9,043,685
Metals & Mining 0.5%
Alcoa Corp.	23,618	777,977
Freeport-McMoRan, Inc.(a)	30,172	346,676
Newmont Mining Corp.	77,719	2,654,104
Nucor Corp.	90,215	5,241,491
Reliance Steel & Aluminum Co.	17,060	1,244,527
Royal Gold, Inc.	7,592	610,549
Steel Dynamics, Inc.	61,394	2,086,782
Total		12,962,106
Total Materials		81,621,292
Real Estate 1.0%
Equity Real Estate Investment Trusts (REITS) 1.0%
American Tower Corp.	17,768	2,330,984
AvalonBay Communities, Inc.	7,987	1,527,434
Crown Castle International Corp.	26,803	2,724,525
Digital Realty Trust, Inc.	36,525	4,316,890
Duke Realty Corp.	85,898	2,462,696
Equity LifeStyle Properties, Inc.	24,135	2,036,994
Essex Property Trust, Inc.	10,214	2,624,181
Public Storage	31,096	6,696,523
Total		24,720,227
Real Estate Management & Development —%
Jones Lang LaSalle, Inc.	935	107,964
Total Real Estate		24,828,191
Telecommunication Services 2.4%
Diversified Telecommunication Services 2.2%
AT&T, Inc.	1,053,658	40,597,443
CenturyLink, Inc.	153,484	3,829,426
Frontier Communications Corp.	161,178	211,143
Level 3 Communications, Inc.(a)	43,487	2,588,346
Verizon Communications, Inc.	180,660	8,425,982
Total		55,652,340
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.2%
Sprint Corp.(a)	125,862	1,068,568
T-Mobile USA, Inc.(a)	40,787	2,749,860
Total		3,818,428
Total Telecommunication Services		59,470,768
Utilities 1.5%
Electric Utilities 0.7%
American Electric Power Co., Inc.	63,529	4,560,112
Eversource Energy	74,520	4,625,456
NextEra Energy, Inc.	37,448	5,296,645
PG&E Corp.	60,109	4,110,254
Total		18,592,467
Independent Power and Renewable Electricity Producers 0.1%
Calpine Corp.(a)	66,638	856,298
NRG Energy, Inc.	53,573	860,383
Total		1,716,681
Multi-Utilities 0.7%
CMS Energy Corp.	114,023	5,405,830
Dominion Energy, Inc.	50,306	4,063,215
Sempra Energy	31,085	3,621,092
WEC Energy Group, Inc.	74,222	4,658,173
Total		17,748,310
Total Utilities		38,057,458
Total Common Stocks (Cost $2,123,168,232)		2,441,598,618

Convertible Preferred Stocks 0.1%
Issuer	Coupon Rate	Shares	Value ($)
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Hess Corp.	8.000%	20,366	1,142,329
Total Energy			1,142,329
Total Convertible Preferred Stocks (Cost $1,425,221)			1,142,329

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Value Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Exchange-Traded Funds 0.2%
	Shares	Value ($)
SPDR S&P 500 ETF Trust	23,000	5,553,120
Total Exchange-Traded Funds (Cost $4,927,196)		5,553,120

Money Market Funds 1.2%

Columbia Short-Term Cash Fund, 0.916%(c),(d)	30,393,665	30,393,665
Total Money Market Funds (Cost $30,393,665)		30,393,665
Total Investments (Cost: $2,159,914,314)		2,478,687,732
Other Assets & Liabilities, Net		5,705,343
Net Assets		2,484,393,075
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2017, the value of these securities amounted to $61,640, which represents less than 0.01% of net assets.
(c)	The rate shown is the seven-day current annualized yield at May 31, 2017.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.916%	14,467,464	2,005,267,075	(1,989,340,874)	30,393,665	(899)	215,537	30,393,665
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	369,505,923	—	—	—	369,505,923
Consumer Staples	225,922,656	—	61,640	—	225,984,296
Energy	147,136,575	—	—	—	147,136,575
Financials	563,946,244	—	—	—	563,946,244
Health Care	295,830,749	—	—	—	295,830,749
Industrials	271,289,595	—	—	—	271,289,595
Information Technology	363,927,527	—	—	—	363,927,527
Materials	81,621,292	—	—	—	81,621,292
Real Estate	24,828,191	—	—	—	24,828,191
Telecommunication Services	59,470,768	—	—	—	59,470,768
Utilities	38,057,458	—	—	—	38,057,458
Total Common Stocks	2,441,536,978	—	61,640	—	2,441,598,618
Convertible Preferred Stocks
Energy	1,142,329	—	—	—	1,142,329
Exchange-Traded Funds	5,553,120	—	—	—	5,553,120
Money Market Funds	—	—	—	30,393,665	30,393,665
Total Investments	2,448,232,427	—	61,640	30,393,665	2,478,687,732
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Value Strategies Fund | Annual Report 2017

Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$2,129,520,649
Affiliated issuers, at cost	30,393,665
Total investments, at cost	2,159,914,314
Investments, at value
Unaffiliated issuers, at value	2,448,294,067
Affiliated issuers, at value	30,393,665
Total investments, at value	2,478,687,732
Receivable for:
Investments sold	3,744,179
Capital shares sold	4,035,872
Dividends	5,924,565
Foreign tax reclaims	204,806
Prepaid expenses	949
Other assets	15,327
Total assets	2,492,613,430
Liabilities
Payable for:
Investments purchased	1,138,566
Capital shares purchased	6,607,391
Management services fees	42,975
Distribution and/or service fees	89
Transfer agent fees	240,069
Compensation of board members	56,512
Other expenses	134,753
Total liabilities	8,220,355
Net assets applicable to outstanding capital stock	$2,484,393,075
Represented by
Paid in capital	2,124,299,590
Undistributed net investment income	7,275,007
Accumulated net realized gain	34,047,836
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	318,773,418
Foreign currency translations	(2,776)
Total - representing net assets applicable to outstanding capital stock	$2,484,393,075
Class A
Net assets	$12,818,498
Shares outstanding	979,296
Net asset value per share	$13.09
Class Z
Net assets	$2,471,574,577
Shares outstanding	190,582,564
Net asset value per share	$12.97
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2017	17

Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$57,289,160
Dividends — affiliated issuers	215,537
Interest	572,338
Foreign taxes withheld	(109,954)
Total income	57,967,081
Expenses:
Management services fees	15,128,810
Distribution and/or service fees
Class A	4,743,062
Transfer agent fees
Class A	2,930,702
Class Z(a)	680,071
Compensation of board members	48,111
Custodian fees	47,339
Printing and postage fees	371,061
Registration fees	145,658
Audit fees	42,162
Legal fees	25,835
Compensation of chief compliance officer	454
Other	61,708
Total expenses	24,224,973
Net investment income	33,742,108
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	155,046,437
Investments — affiliated issuers	(899)
Foreign currency translations	(23,407)
Forward foreign currency exchange contracts	2,093,580
Futures contracts	305,834
Net realized gain	157,421,545
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	197,034,409
Foreign currency translations	15,762
Net change in unrealized appreciation (depreciation)	197,050,171
Net realized and unrealized gain	354,471,716
Net increase in net assets resulting from operations	$388,213,824

(a)	Class Z shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Value Strategies Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended May 31, 2017 (a)	Year Ended May 31, 2016
Operations
Net investment income	$33,742,108	$43,056,843
Net realized gain (loss)	157,421,545	(4,193,642)
Net change in unrealized appreciation (depreciation)	197,050,171	(42,134,539)
Net increase (decrease) in net assets resulting from operations	388,213,824	(3,271,338)
Distributions to shareholders
Net investment income
Class A	(34,451,516)	(40,728,639)
Class Z	(2,359,257)	—
Net realized gains
Class A	(96,061,911)	(47,135,192)
Total distributions to shareholders	(132,872,684)	(87,863,831)
Increase in net assets from capital stock activity	285,140,633	107,728,688
Total increase in net assets	540,481,773	16,593,519
Net assets at beginning of year	1,943,911,302	1,927,317,783
Net assets at end of year	$2,484,393,075	$1,943,911,302
Undistributed net investment income	$7,275,007	$9,314,356

(a)	Class Z shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2017	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017 (a)		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	75,812,417	927,539,708	49,969,580	568,784,722
Distributions reinvested	10,581,678	130,513,248	7,751,688	87,863,681
Redemptions	(251,613,580)	(3,230,623,518)	(47,256,089)	(548,919,715)
Net increase (decrease)	(165,219,485)	(2,172,570,562)	10,465,179	107,728,688
Class Z
Subscriptions	200,049,223	2,579,033,449	—	—
Distributions reinvested	182,463	2,359,250	—	—
Redemptions	(9,649,122)	(123,681,504)	—	—
Net increase	190,582,564	2,457,711,195	—	—
Total net increase	25,363,079	285,140,633	10,465,179	107,728,688

(a)	Class Z shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Value Strategies Fund | Annual Report 2017

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Multi-Manager Value Strategies Fund | Annual Report 2017	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
5/31/2017	$11.70	0.17	1.91	2.08	(0.20)	(0.49)
5/31/2016	$12.38	0.28	(0.38)	(0.10)	(0.27)	(0.31)
5/31/2015	$12.53	0.27	0.47	0.74	(0.27)	(0.62)
5/31/2014	$11.99	0.25	1.67	1.92	(0.20)	(1.18)
5/31/2013	$9.49	0.18	2.50	2.68	(0.18)	—
Class Z
5/31/2017 (d)	$12.34	0.07	0.60	0.67	(0.04)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Class Z shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Value Strategies Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.69)	$13.09	18.19%	1.06%	1.06%	1.40%	97%	$12,818
(0.58)	$11.70	(0.61%)	1.15%	1.13%	2.43%	67%	$1,943,911
(0.89)	$12.38	6.16%	1.13%	1.11%	2.18%	55%	$1,927,318
(1.38)	$12.53	17.18%	1.20% (c)	1.08% (c)	2.05%	99%	$1,752,951
(0.18)	$11.99	28.49%	1.24%	1.08%	1.70%	55%	$750,935

(0.04)	$12.97	5.39%	0.82% (e)	0.82% (e)	1.43% (e)	97%	$2,471,575
Multi-Manager Value Strategies Fund | Annual Report 2017	23

Notes to Financial Statements
May 31, 2017
Note 1. Organization
Multi-Manager Value Strategies Fund (formerly known as Active Portfolios® Multi-Manager Value Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective February 28, 2017, Active Portfolios® Multi-Manager Value Fund was renamed Multi-Manager Value Strategies Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Class Z shares are not subject to any front-end sales charge or contingent deferred sales charge. Class Z shares commenced operations on January 3, 2017.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
24	Multi-Manager Value Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Multi-Manager Value Strategies Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
May 31, 2017
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future
26	Multi-Manager Value Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Equity risk	—	305,834	305,834
Foreign exchange risk	2,093,580	—	2,093,580
Total	2,093,580	305,834	2,399,414
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	7,550,802

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	41,780	(1,822)

*	Based on the ending daily outstanding amounts for the year ended May 31, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
Multi-Manager Value Strategies Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
May 31, 2017
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
28	Multi-Manager Value Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreement below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2017 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Dimensional Fund Advisors LP (DFA), to subadvise a portion of the Fund. The Investment Manager compensates DFA to manage the investments of a portion of the Fund’s assets. Effective October 3, 2016, the Investment Manager entered into a Subadvisory Agreement with Diamond Hill Capital Management, Inc. (Diamond Hill), to subadvise a portion of the Fund. The Investment Manager compensates Diamond Hill to manage the investments of a portion of the Fund’s assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to March 16, 2017 provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Multi-Manager Value Strategies Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
May 31, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Class Z	0.14 (a)

(a)	Annualized.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution and service fees up to a maximum annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.25% for distribution services and up to 0.25% for shareholder liaison services).
30	Multi-Manager Value Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
Fee rates contractual through September 30, 2017
Class A	1.130%
Class Z	0.880*
*Expense cap rate is contractual from January 3, 2017 (the commencement of operations of Class Z shares) through September 30, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation, foreign currency transactions and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,029,316	(8,223,184)	7,193,868
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
May 31, 2017			May 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
51,007,470	81,865,214	132,872,684	45,767,835	42,095,996	87,863,831
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Multi-Manager Value Strategies Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
May 31, 2017
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
32,829,287	14,303,935	—	313,016,879
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,165,670,853	364,004,079	(50,987,200)	313,016,879
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,439,419,511 and $2,262,513,219, respectively, for the year ended May 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2017.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such
32	Multi-Manager Value Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At May 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multi-Manager Value Strategies Fund | Annual Report 2017	33

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Multi-Manager Value Strategies Fund (formerly Active Portfolios® Multi-Manager Value Fund)
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Manager Value Strategies Fund (formerly Active Portfolios® Multi-Manager Value Fund) (the “Fund”, a series of Columbia Funds Series Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
34	Multi-Manager Value Strategies Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
74.44%	72.60%	$103,269,953
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Multi-Manager Value Strategies Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
36	Multi-Manager Value Strategies Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Multi-Manager Value Strategies Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
38	Multi-Manager Value Strategies Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with investment manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Multi-Manager Value Strategies Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Multi-Manager Value Strategies Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Multi-Manager Value Strategies Fund | Annual Report 2017	41

Multi-Manager Value Strategies Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN116_05_G01_(07/17)

Annual Report
May 31, 2017
Columbia Mortgage Opportunities Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Mortgage Opportunities Fund   |  Annual Report 2017

Columbia Mortgage Opportunities Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Mortgage Opportunities Fund (the Fund) seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Jason Callan
Co-manager
Managed Fund since 2014
Tom Heuer, CFA
Co-manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended May 31, 2017)
		Inception	1 Year	Life
Class A	Excluding sales charges	04/30/14	9.50	4.97
	Including sales charges		6.21	3.93
Class C	Excluding sales charges	04/30/14	8.69	4.18
	Including sales charges		7.69	4.18
Class R4		04/30/14	9.67	5.19
Class R5		04/30/14	9.76	5.29
Class T	Excluding sales charges	04/30/14	9.41	4.94
	Including sales charges		6.66	4.07
Class Y *		03/01/17	9.60	5.00
Class Z		04/30/14	9.78	5.23
Citi One-Month U.S. Treasury Bill Index			0.36	0.15
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum applicable sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Citi One-Month U.S. Treasury Bill Index is an unmanaged index that measures the rate of return for 30-day U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Mortgage Opportunities Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2014 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mortgage Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2017)
Asset-Backed Securities — Non-Agency	16.3
Commercial Mortgage-Backed Securities - Non-Agency	8.8
Money Market Funds	2.5
Options Purchased Calls	0.4
Options Purchased Puts	0.2
Residential Mortgage-Backed Securities - Agency	46.9
Residential Mortgage-Backed Securities - Non-Agency	24.9
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2017)
AAA rating	51.0
A rating	0.5
BBB rating	1.4
BB rating	11.5
B rating	2.3
Not rated	33.3
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Mortgage Opportunities Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At May 31, 2017, approximately 89.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended May 31, 2017, the Fund’s Class A shares returned 9.50% excluding sales charges. The Fund outperformed its benchmark, the Citi One-Month U.S. Treasury Bill Index, which returned 0.36% over the same period. Positive contributions to the Fund’s performance included positioning with respect to overall portfolio duration and corresponding interest rate sensitivity, as well as exposure to credit-oriented securitized asset classes.
Interest rates rose in wake of U.S. elections
For most of the 12-month period ended May 31, 2017, the U.S. economy experienced positive economic growth sufficient to support steady gains in employment and modest wage increases. Consumer balance sheets were further bolstered by continued low mortgage rates, which have driven housing market appreciation and been a primary factor in allowing household debt coverage ratios to reach their most favorable levels in decades. The strong domestic fundamentals unfolded against a global economic backdrop that featured an improved China growth outlook and a stabilization in prices for oil and other commodities.
The period saw the U.S. Federal Reserve (Fed) modestly increase its benchmark short-term lending rate twice, at its December 2016 and March 2017 meetings. Longer term Treasury yields spiked in the wake of the November 2016 U.S. elections, as markets anticipated pro-growth policies under unified Republican control of government. For the full 12 months, yields rose along the length of the Treasury curve, with the most significant increases on shorter maturities as investors positioned for continued Fed policy normalization. With lending rates coming off their lows, mortgage prepayments remained subdued over the period despite rising home values and some loosening in underwriting standards. For the 12 months, returns for agency mortgage-backed securities (MBS) were essentially flat to comparable duration Treasuries.
Duration stance and securitized assets added to results
The Fund’s tactical positioning with respect to overall portfolio duration and corresponding interest rate sensitivity was the leading positive contributor to performance versus the benchmark. In particular, the Fund entered the period with a below-benchmark duration, helping performance as interest rates rose on economic strengthening and the outlook on Fed policy. As rates rose in the aftermath of the presidential election, the Fund increased its duration, benefiting performance once expectations stabilized and rates partially retraced their climb.
Returns for agency MBS were broadly muted as the market anticipated the Fed removing a source of support as it discontinues its reinvestment of agency MBS principal payments. Nonetheless, the Fund’s holdings of pass-through issues and collateralized mortgage obligations within the segment added value in performance relative to the cash benchmark.
The Fund held a significant allocation in non-agency MBS. As these mortgages lack any backing, explicit or implicit, from the federal government, their values are more dependent on the health of the housing market than is the case with agency mortgages. This allocation added to performance as non-agency MBS were supported over the period by continued strengthening in housing, as well as ongoing low supply of new issues. Allocations to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) added to relative performance as well, as both segments were bolstered by the improvement in consumer balance sheets.
The Fund used three types of derivative securities investments during the period to control risks. We invested in Treasury futures contracts to reduce the risk that rising interest rates would undermine prices of securities in the portfolio. We also invested in options on interest rate swaps both to reduce the risk of rising interest rates and to protect against market volatility. Finally, we utilized credit default swap options in order to manage credit risk. The Fund’s use of derivatives had a modest impact on results.
4	Columbia Mortgage Opportunities Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Funds that seek to generate absolute returns are generally not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Mortgage Opportunities Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 – May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,050.40	1,019.95	5.11	5.04	1.00
Class C	1,000.00	1,000.00	1,046.50	1,016.21	8.93	8.80	1.75
Class R4	1,000.00	1,000.00	1,050.70	1,021.19	3.83	3.78	0.75
Class R5	1,000.00	1,000.00	1,051.10	1,021.44	3.58	3.53	0.70
Class T (formerly Class W)	1,000.00	1,000.00	1,049.50	1,019.95	5.11	5.04	1.00
Class Y	1,000.00	1,000.00	1,035.00 (a)	1,021.69	1.63 (a)	3.28	0.65 (a)
Class Z	1,000.00	1,000.00	1,051.80	1,021.19	3.84	3.78	0.75
(a) Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Mortgage Opportunities Fund | Annual Report 2017

Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 24.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Avery Point VII CLO Ltd.(a),(b)
01/15/2028	7.758%	3,500,000	3,515,901
Conn Funding II LP(a)
Series 2017-A Class B
05/15/2020	5.110%	4,250,000	4,270,083
Conn’s Receivables Funding LLC(a)
Series 2016-B Class A
10/15/2018	3.730%	1,535,083	1,537,884
Series 2016-B Class B
03/15/2019	7.340%	20,000,000	20,432,544
Subordinated, Series 2016-A Class B
08/15/2018	8.960%	1,684,835	1,697,071
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class ER
10/15/2028	8.698%	2,000,000	2,036,058
Hertz Vehicle Financing LLC(a)
Series 2016-4A Class A
07/25/2022	2.650%	10,000,000	9,781,170
Marlette Funding Trust(a)
Series 2017-1A Class A
03/15/2024	2.827%	9,273,851	9,292,190
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR
07/22/2027	7.853%	3,000,000	2,999,763
SoFi Professional Loan Program(a),(c),(d)
Series 2017-A Class R
03/26/2040	0.000%	25,000	1,472,500
SoFi Professional Loan Program LLC(a),(c),(d),(e)
Series 2015-D Class RC
10/26/2037	0.000%	7	4,980,500
Series 2016-A Class RIO
01/25/2038	0.000%	6	2,400,000
Series 2016-A Class RPO
01/25/2038	0.000%	6	4,260,000
Series 2016-B Class RC
04/25/2037	0.000%	3	1,770,000
Total Asset-Backed Securities — Non-Agency (Cost $68,731,821)			70,445,664

Commercial Mortgage-Backed Securities - Non-Agency 13.1%

American Homes 4 Rent(a)
Series 2015-SFR1 Class F
04/17/2052	5.885%	2,000,000	2,056,539
B2R Mortgage Trust(a),(b)
Series 2015-2 Class E
11/15/2048	5.475%	1,500,000	1,384,197
BHMS Mortgage Trust(a),(b)
Series 2014-ATLS Class DFX
07/05/2033	5.176%	7,000,000	7,122,670
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilton USA Trust(a),(b)
Series 2016-HHV Class F
11/05/2038	4.194%	12,000,000	9,544,207
Hilton USA Trust(a)
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	4,000,000	4,046,562
Invitation Homes Trust(a),(b)
Series 2015-SFR3 Class E
08/17/2032	4.740%	1,000,000	1,015,068
Series 2015-SFR3 Class F
08/17/2032	5.740%	1,000,000	1,017,818
Subordinated, Series 2014-SFR3 Class F
12/17/2031	5.990%	822,464	822,459
Subordinated, Series 2015-SFR1 Class E
03/17/2032	5.190%	3,000,000	3,010,340
JPMCC Re-REMIC Trust(a),(b)
Series 2016-GG10 Class AMB
08/15/2045	11.809%	5,000,000	5,022,966
Rialto Capital Management LLC(a)
Series 2014-LT5 Class B
05/15/2024	5.000%	2,069,913	2,067,973
Rialto Real Estate Fund LLC(a)
Subordinated, Series 2015-LT7 Class B
12/25/2032	5.071%	1,000,000	1,000,000
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $37,258,031)			38,110,799

Residential Mortgage-Backed Securities - Agency 69.7%

Federal Home Loan Mortgage Corp.(b),(f)
CMO Series 311 Class S1
08/15/2043	4.961%	8,223,975	1,716,656
CMO Series 326 Class S2
03/15/2044	4.961%	8,719,288	1,779,670
CMO Series 3922 Class SH
09/15/2041	4.911%	13,154,371	1,902,481
CMO Series 3957 Class WS
11/15/2041	5.561%	6,606,935	952,346
CMO Series 4097 Class ST
08/15/2042	5.061%	3,712,953	711,265
CMO Series 4223 Class DS
12/15/2038	5.111%	2,517,710	308,959
CMO Series 4286 Class NS
12/15/2043	4.911%	3,083,359	695,620
CMO Series 4559 Class AS
03/15/2042	1.657%	77,695,463	5,450,313
CMO Series 4620 Class AS
11/15/2042	1.609%	7,837,490	400,020

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
May 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 309 Class S4
08/15/2043	4.981%	7,430,191	1,610,906
CMO STRIPS Series 312 Class S1
09/15/2043	4.961%	6,674,832	1,473,372
Federal Home Loan Mortgage Corp.(f)
CMO Series 4098 Class AI
05/15/2039	3.500%	12,946,278	1,367,471
CMO Series 4120 Class IA
10/15/2042	3.500%	1,852,566	389,138
CMO Series 4121 Class IA
01/15/2041	3.500%	1,874,767	244,507
CMO Series 4213 Class DI
06/15/2038	3.500%	9,444,415	921,559
CMO Series 4215 Class IL
07/15/2041	3.500%	10,006,967	1,109,762
CMO STRIPS Series 304 Class C67
12/15/2042	4.500%	9,646,286	2,769,997
Federal National Mortgage Association(g)
06/13/2047	4.000%	140,000,000	147,919,170
Federal National Mortgage Association(f)
CMO Series 2012-121 Class GI
08/25/2039	3.500%	5,634,661	683,513
CMO Series 2012-152 Class EI
07/25/2031	3.000%	12,848,925	1,312,181
CMO Series 2012-96 Class CI
04/25/2039	3.500%	5,595,908	502,694
CMO Series 2013-117 Class AI
04/25/2036	3.500%	4,369,856	277,497
CMO Series 2013-118 Class AI
09/25/2038	4.000%	4,902,710	409,241
CMO Series 2013-31 Class IH
02/25/2043	3.500%	10,102,594	1,260,646
Federal National Mortgage Association(b),(f)
CMO Series 2013-101 Class CS
10/25/2043	4.876%	5,353,230	1,211,165
CMO Series 2013-107 Class SB
02/25/2043	4.926%	6,323,607	1,429,529
CMO Series 2013-124 Class SB
12/25/2043	4.926%	7,805,135	1,483,489
CMO Series 2013-54 Class BS
06/25/2043	5.126%	7,077,588	1,383,949
CMO Series 2013-97 Class SB
06/25/2032	5.076%	2,781,533	308,093
CMO Series 2014-93 Class ES
01/25/2045	5.126%	3,518,818	699,712
CMO Series 2016-31 Class VS
06/25/2046	4.976%	5,393,509	1,076,746
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-37 Class SA
06/25/2046	4.826%	17,349,750	3,642,080
CMO Series 2016-45 Class AS
07/25/2046	4.976%	4,655,817	1,134,029
CMO Series 2016-49 Class LS
08/25/2046	4.926%	9,273,874	1,976,967
CMO Series 2016-54 Class SD
08/25/2046	4.976%	9,296,600	1,932,357
CMO Series 2016-62 Class AS
09/25/2046	1.901%	31,801,421	1,886,686
CMO Series 2017-8 Class SB
02/25/2047	5.076%	11,329,615	1,976,854
CMO Series 416 Class S1
11/25/2042	5.076%	3,120,056	651,653
Government National Mortgage Association(f)
CMO Series 2012-38 Class MI
03/20/2042	4.000%	17,679,123	3,357,989
CMO Series 2014-184 Class CI
11/16/2041	3.500%	11,903,199	1,815,076
Government National Mortgage Association(b),(f)
CMO Series 2015-144 Class SA
10/20/2045	5.190%	2,658,381	643,741
Total Residential Mortgage-Backed Securities - Agency (Cost $206,190,535)			202,779,099

Residential Mortgage-Backed Securities - Non-Agency 36.9%

Ajax Mortgage Loan Trust(a)
CMO Series 2016-C Class A
10/25/2057	4.000%	3,010,813	3,017,831
Angel Oak Mortgage Trust I LLC(a)
Series 2016-1 Class A2
07/25/2046	5.000%	2,068,974	2,049,875
Angel Oak Mortgage Trust LLC(a)
Series 2015-1
11/25/2045	4.500%	562,899	564,030
11/25/2045	5.500%	3,500,000	3,491,885
Bayview Opportunity Master Fund IVA Trust(a)
Subordinated, CMO Series 2016-SPL1 Class B3
04/28/2055	5.500%	2,500,000	2,515,818
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-NPL1 Class A1
01/28/2032	3.598%	1,573,742	1,571,181
Bayview Opportunity Master Fund Trust(a)
CMO Series 2016-LT1 Class A1
10/28/2031	3.475%	838,532	833,465
BCAP LLC Trust(a),(b)
CMO Series 2014-RR3 Class 3A1
07/26/2036	1.134%	268,365	263,686

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mortgage Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2010-RR11 Class 8A1
05/27/2037	3.506%	1,689,855	1,691,174
Series 2011-RR5 Class 11A4
05/28/2036	1.141%	2,922,742	2,819,543
Bellemeade Re II Ltd.(a),(b)
CMO Series 2016-1A Class M2A
04/25/2026	5.524%	2,350,191	2,364,172
Series 2016-1A Class M2B
04/25/2026	7.524%	5,761,000	5,904,019
CAM Mortgage Trust(a)
CMO Series 2016-1 Class A
01/15/2056	4.000%	987,733	990,020
CMO Series 2016-2 Class A2
06/15/2057	5.000%	5,000,000	4,915,018
Citigroup Mortgage Loan Trust, Inc.(a),(b)
CMO Series 2014-11 Class 5A2
11/25/2036	13.490%	1,589,159	1,661,009
CMO Series 2014-2 Class 3A3
08/25/2037	1.131%	1,511,944	1,494,365
CMO Series 2014-C Class A
02/25/2054	3.250%	3,834,540	3,833,554
CMO Series 2015-A Class B3
06/25/2058	4.500%	4,097,127	3,898,288
Series 2013-11 Class 3A3
09/25/2034	3.083%	787,353	771,845
Citigroup Mortgage Loan Trust, Inc.(a),(f)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	78,015,258	1,957,598
CMO Series 2015-A Class A4IO
06/25/2058	0.250%	12,061,821	75,665
COLT LLC(a),(b)
CMO Series 15-1 Class A2
12/26/2045	4.774%	806,811	827,068
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2010-9R Class 10A5
04/27/2037	4.000%	408,845	407,524
CMO Series 2010-9R Class 1A5
08/27/2037	4.000%	4,000,000	3,952,084
CMO Series 2010-9R Class 7A5
05/27/2037	4.000%	193,605	193,125
Credit Suisse Mortgage Capital Certificates(a),(b)
CMO Series 2014-RPL4 Class A1
08/25/2062	3.625%	2,306,073	2,354,655
CMO Series 2014-RPL4 Class A2
08/25/2062	4.826%	4,500,000	4,520,218
Credit Suisse Securities (USA) LLC(a)
CMO Series 2014-5R Class 5A2
07/27/2037	3.250%	2,280,506	2,217,734
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-RPL1 Class A3
02/25/2054	4.161%	2,500,000	2,499,437
CSMC Trust(a),(b)
CMO Series 2015-RPL1 Class A2
02/25/2057	4.713%	1,845,000	1,834,144
Deephaven Residential Mortgage Trust(a)
Series 2016-1A Class A2
07/25/2046	5.500%	2,474,866	2,488,708
GCAT (a)
Series 2017-1 Class A2
03/25/2047	3.375%	2,910,264	2,909,168
GCAT LLC(a)
CMO Series 2017-3 Class A1
04/25/2047	3.352%	2,899,657	2,899,654
Jefferies Resecuritization Trust(a)
CMO Series 2014-R1 Class 1A1
12/27/2037	4.000%	684,583	683,829
Legacy Mortgage Asset Trust(a),(e)
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	11,000,000	10,201,400
New Residential Mortgage Loan Trust(a),(b),(f)
CMO Series 2014-1A Class AIO
01/25/2054	2.297%	17,593,219	913,595
NRZ Excess Spread-Collateralized Notes(a)
CMO Series 2016-PLS2 Class A
07/25/2021	5.683%	3,379,233	3,379,233
Oaktown Re Ltd.(a),(b)
04/25/2027	3.250%	5,000,000	5,000,000
PennyMac Mortgage Investment Trust(a),(b)
Series 2017-GT1 Class A
02/25/2050	5.774%	8,000,000	8,010,000
SGR Residential Mortgage Trust(a)
CMO Series 2016-1 Class A1
11/25/2046	3.750%	1,813,760	1,800,328
Vericrest Opportunity Loan Transferee XLVIII LLC(a)
Series 2016-NPL8 Class A1
07/25/2046	3.500%	3,264,351	3,277,083
VML LLC(a)
CMO Series 2014-NPL1 Class A1
04/27/2054	3.875%	350,549	351,139
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $107,014,673)			107,404,167

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
May 31, 2017
Options Purchased Calls 0.6%
Issuer	Notional ($)/Contracts	Exercise Price/Rate	Expiration Date	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA
	61,500,000	2.40	05/15/2018	1,839,557
Total Options Purchased Calls (Cost $1,586,700)				1,839,557

Options Purchased Puts 0.4%

5-Year OTC interest rate swap with Barclays to receive 3-Month USD LIBOR BBA and pay exercise rate
	70,000,000	3.25	08/18/2017	28
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate
	140,500,000	2.30	05/01/2018	975,899
Total Options Purchased Puts (Cost $3,439,150)				975,927
Money Market Funds 3.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.916%(h),(i)	10,855,633	10,855,633
Total Money Market Funds (Cost $10,855,591)		10,855,633
Total Investments (Cost: $435,076,501)		432,410,846
Other Assets & Liabilities, Net		(141,353,815)
Net Assets		291,057,031

At May 31, 2017, securities and/or cash totaling $5,982,467 were pledged as collateral.
Investments in derivatives
Futures contracts outstanding at May 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Long Bond	26	USD	3,999,125	09/2017	33,248	—
U.S. Treasury 10-Year Note	10	USD	1,262,969	09/2017	6,695	—
Total			5,262,094		39,943	—
Cleared credit default swap contracts outstanding at May 31, 2017
Buy protection
Counterparty	Reference entity	Expiration date	Pay fixed rate (%)	Notional currency	Notional amount	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 27	12/20/2021	5.000	USD	9,900,000	—	(566,836)
Morgan Stanley	Markit CDX North America High Yield Index, Series 28	6/20/2022	5.000	USD	17,000,000	—	(243,585)
Total						—	(810,421)
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mortgage Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Credit default swap contracts outstanding at May 31, 2017
Sell protection
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)*	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Credit Suisse	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.522	USD	2,250,000	(248,453)	1,312	—	(244,150)	—	(2,991)
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.522	USD	4,750,000	(524,512)	2,771	—	(496,872)	—	(24,869)
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.522	USD	2,300,000	(253,974)	1,341	—	(165,347)	—	(87,286)
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.522	USD	4,750,000	(524,512)	2,771	—	(423,690)	—	(98,051)
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.522	USD	2,700,000	(298,144)	1,575	—	(193,883)	—	(102,686)
JPMorgan	Markit CMBX North America Index, Series 7 BBB-	1/17/2047	3.000	4.468	USD	2,000,000	(155,265)	1,166	—	(174,637)	20,538	—
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.522	USD	1,500,000	(165,635)	875	—	(146,316)	—	(18,444)
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.522	USD	2,400,000	(265,017)	1,401	—	(233,664)	—	(29,952)
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.522	USD	5,000,000	(552,118)	2,917	—	(397,109)	—	(152,092)
Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	1/17/2047	3.000	4.468	USD	2,550,000	(197,963)	1,488	—	(255,837)	59,362	—
Total									—	(2,731,505)	79,900	(516,371)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2017, the value of these securities amounted to $215,960,630, which represents 74.20% of net assets.
(b)	Variable rate security.
(c)	Represents shares owned in the residual interest of an asset-backed securitization.
(d)	Zero coupon bond.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2017, the value of these securities amounted to $23,611,900, which represents 8.11% of net assets.
(f)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(g)	Represents a security purchased on a when-issued basis.
(h)	The rate shown is the seven-day current annualized yield at May 31, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
May 31, 2017
Notes to Portfolio of Investments  (continued)
(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.916%	6,647,464	323,004,216	(318,796,047)	10,855,633	2,880	44,254	10,855,633
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mortgage Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	55,562,664	14,883,000	—	70,445,664
Commercial Mortgage-Backed Securities - Non-Agency	—	38,110,799	—	—	38,110,799
Residential Mortgage-Backed Securities - Agency	—	202,779,099	—	—	202,779,099
Residential Mortgage-Backed Securities - Non-Agency	—	77,497,758	29,906,409	—	107,404,167
Options Purchased Calls	—	1,839,557	—	—	1,839,557
Options Purchased Puts	—	975,927	—	—	975,927
Money Market Funds	—	—	—	10,855,633	10,855,633
Total Investments	—	376,765,804	44,789,409	10,855,633	432,410,846
Derivatives
Asset
Futures Contracts	39,943	—	—	—	39,943
Swap Contracts	—	79,900	—	—	79,900
Liability
Swap Contracts	—	(1,326,792)	—	—	(1,326,792)
Total	39,943	375,518,912	44,789,409	10,855,633	431,203,897
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between Levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 05/31/2016 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2017 ($)
Asset-Backed Securities — Non-Agency	7,445,081	441	64,479	1,077,599	8,245,400	(1,950,000)	–	14,883,000
Residential Mortgage-Backed Securities — Non-Agency	20,053,786	5,721	218,625	434,613	31,538,431	(15,147,430)	(7,197,337)	29,906,409
Total	27,498,867	6,162	283,104	1,512,212	39,783,831	(17,097,430)	(7,197,337)	44,789,409
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2017 was $1,205,187, which is comprised of Asset-Backed Securities — Non-Agency of $1,077,599 and Residential Mortgage-Backed Securities — Non-Agency of $127,588.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mortgage Opportunities Fund | Annual Report 2017

Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$419,195,060
Affiliated issuers, at cost	10,855,591
Options purchased, at cost	5,025,850
Total investments, at cost	435,076,501
Investments, at value
Unaffiliated issuers, at value	418,739,729
Affiliated issuers, at value	10,855,633
Options purchased, at value	2,815,484
Total investments, at value	432,410,846
Cash	619,001
Cash collateral held at broker	3,899,000
Margin deposits	2,083,467
Unrealized appreciation on swap contracts	79,900
Receivable for:
Investments sold	8,756
Investments sold on a delayed delivery basis	64,059,202
Capital shares sold	343,680
Dividends	8,182
Interest	1,700,745
Variation margin for futures contracts	65,031
Expense reimbursement due from Investment Manager	844
Prepaid expenses	356
Other assets	12,849
Total assets	505,291,859
Liabilities
Unrealized depreciation on swap contracts	516,371
Premiums received on outstanding swap contracts	2,731,505
Payable for:
Investments purchased	358,240
Investments purchased on a delayed delivery basis	210,508,063
Capital shares purchased	22,815
Variation margin for futures contracts	17,743
Variation margin for swap contracts	11,358
Management services fees	5,166
Distribution and/or service fees	88
Transfer agent fees	1,807
Compensation of board members	13,099
Other expenses	48,573
Total liabilities	214,234,828
Net assets applicable to outstanding capital stock	$291,057,031
Represented by
Paid in capital	286,577,916
Undistributed net investment income	1,982,652
Accumulated net realized gain	6,369,067
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(455,331)
Investments - affiliated issuers	42
Futures contracts	39,943
Options purchased	(2,210,366)
Swap contracts	(1,246,892)
Total - representing net assets applicable to outstanding capital stock	$291,057,031
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2017	15

Statement of Assets and Liabilities  (continued)
May 31, 2017
Class A
Net assets	$4,964,447
Shares outstanding	490,631
Net asset value per share	$10.12
Maximum offering price per share(a)	$10.43
Class C
Net assets	$1,975,421
Shares outstanding	195,295
Net asset value per share	$10.12
Class R4
Net assets	$6,157,062
Shares outstanding	608,813
Net asset value per share	$10.11
Class R5
Net assets	$49,115
Shares outstanding	4,857
Net asset value per share	$10.11
Class T(b)
Net assets	$10,115
Shares outstanding	1,000
Net asset value per share(c)	$10.11
Maximum offering price per share(d)	$10.37
Class Y
Net assets	$260,712,516
Shares outstanding	25,772,169
Net asset value per share	$10.12
Class Z
Net assets	$17,188,355
Shares outstanding	1,699,217
Net asset value per share	$10.12

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mortgage Opportunities Fund | Annual Report 2017

Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$438,889
Dividends — affiliated issuers	44,254
Interest	12,859,274
Total income	13,342,417
Expenses:
Management services fees	1,720,548
Distribution and/or service fees
Class A	19,709
Class C	14,601
Class T(a)	25
Transfer agent fees
Class A	9,318
Class C	1,687
Class I(b)	5,959
Class R4	3,450
Class R5	40
Class T(a)	11
Class Y(c)	5,116
Class Z	8,064
Compensation of board members	15,082
Custodian fees	28,825
Printing and postage fees	20,098
Registration fees	88,653
Audit fees	43,903
Legal fees	8,706
Compensation of chief compliance officer	53
Other	20,121
Total expenses	2,013,969
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(277,122)
Total net expenses	1,736,847
Net investment income	11,605,570
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	5,050,887
Investments — affiliated issuers	2,880
Futures contracts	(4,112,534)
Options purchased	4,829,375
Options contracts written	2,988,650
Swap contracts	(1,329,638)
Net realized gain	7,429,620
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	5,757,111
Investments — affiliated issuers	42
Futures contracts	23,539
Options purchased	836,600
Options contracts written	(400,612)
Swap contracts	(208,600)
Net change in unrealized appreciation (depreciation)	6,008,080
Net realized and unrealized gain	13,437,700
Net increase in net assets resulting from operations	$25,043,270

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2017	17

Statement of Changes in Net Assets
	Year Ended May 31, 2017 (a)	Year Ended May 31, 2016
Operations
Net investment income	$11,605,570	$9,729,717
Net realized gain	7,429,620	2,041,175
Net change in unrealized appreciation (depreciation)	6,008,080	(8,403,651)
Net increase in net assets resulting from operations	25,043,270	3,367,241
Distributions to shareholders
Net investment income
Class A	(270,334)	(200,587)
Class C	(40,385)	(14,907)
Class I(b)	(7,777,500)	(8,104,406)
Class R4	(116,292)	(152,649)
Class R5	(2,318)	(677)
Class T(c)	(343)	(333)
Class Y	(1,620,339)	—
Class Z	(279,825)	(45,777)
Net realized gains
Class A	(123,359)	(83,879)
Class C	(19,727)	(5,878)
Class I(b)	(3,132,151)	(2,206,957)
Class R4	(58,073)	(66,952)
Class R5	(600)	(104)
Class T(c)	(127)	(104)
Class Z	(74,790)	(6,800)
Total distributions to shareholders	(13,516,163)	(10,890,010)
Increase in net assets from capital stock activity	29,319,668	22,791,731
Total increase in net assets	40,846,775	15,268,962
Net assets at beginning of year	250,210,256	234,941,294
Net assets at end of year	$291,057,031	$250,210,256
Undistributed net investment income	$1,982,652	$684,748

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mortgage Opportunities Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017 (a)		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	650,971	6,435,525	1,057,440	10,401,383
Distributions reinvested	39,996	393,225	29,306	284,029
Redemptions	(925,130)	(9,111,469)	(532,856)	(5,145,937)
Net increase (decrease)	(234,163)	(2,282,719)	553,890	5,539,475
Class C
Subscriptions	128,324	1,273,184	148,662	1,451,064
Distributions reinvested	6,065	59,718	2,112	20,421
Redemptions	(49,528)	(491,141)	(45,319)	(440,598)
Net increase	84,861	841,761	105,455	1,030,887
Class I(b)
Subscriptions	5,064,089	49,807,526	4,670,330	45,252,849
Distributions reinvested	1,111,289	10,909,209	1,059,236	10,310,887
Redemptions	(30,507,088)	(301,277,129)	(4,279,231)	(42,814,126)
Net increase (decrease)	(24,331,710)	(240,560,394)	1,450,335	12,749,610
Class R4
Subscriptions	683,945	6,829,060	433,320	4,277,485
Distributions reinvested	17,668	173,872	22,517	219,139
Redemptions	(386,706)	(3,806,608)	(467,279)	(4,473,861)
Net increase (decrease)	314,907	3,196,324	(11,442)	22,763
Class R5
Subscriptions	5,393	53,110	3,635	35,000
Distributions reinvested	245	2,417	32	309
Redemptions	(5,448)	(54,981)	—	—
Net increase	190	546	3,667	35,309
Class Y(b)
Subscriptions	25,785,807	255,022,404	—	—
Distributions reinvested	161,696	1,620,244	—	—
Redemptions	(175,334)	(1,753,746)	—	—
Net increase	25,772,169	254,888,902	—	—
Class Z
Subscriptions	1,614,805	15,955,262	390,804	3,746,559
Distributions reinvested	30,085	297,404	4,782	45,906
Redemptions	(306,231)	(3,017,418)	(39,152)	(378,778)
Net increase	1,338,659	13,235,248	356,434	3,413,687
Total net increase	2,944,913	29,319,668	2,458,339	22,791,731

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
5/31/2017	$9.69	0.38	0.52	0.90	(0.34)	(0.13)
5/31/2016	$10.05	0.38	(0.30)	0.08	(0.34)	(0.10)
5/31/2015	$10.02	0.39	0.09	0.48	(0.35)	(0.10)
5/31/2014 (c)	$10.00	0.02	0.01	0.03	(0.01)	—
Class C
5/31/2017	$9.69	0.34	0.48	0.82	(0.26)	(0.13)
5/31/2016	$10.05	0.30	(0.30)	0.00 (e)	(0.26)	(0.10)
5/31/2015	$10.02	0.31	0.09	0.40	(0.27)	(0.10)
5/31/2014 (f)	$10.00	0.01	0.01	0.02	(0.00) (e)	—
Class R4
5/31/2017	$9.69	0.45	0.46	0.91	(0.36)	(0.13)
5/31/2016	$10.06	0.41	(0.32)	0.09	(0.36)	(0.10)
5/31/2015	$10.02	0.44	0.07	0.51	(0.37)	(0.10)
5/31/2014 (g)	$10.00	0.02	0.01	0.03	(0.01)	—
Class R5
5/31/2017	$9.69	0.45	0.47	0.92	(0.37)	(0.13)
5/31/2016	$10.06	0.40	(0.30)	0.10	(0.37)	(0.10)
5/31/2015	$10.02	0.39	0.13	0.52	(0.38)	(0.10)
5/31/2014 (h)	$10.00	0.02	0.01	0.03	(0.01)	—
Class T(i)
5/31/2017	$9.69	0.40	0.49	0.89	(0.34)	(0.13)
5/31/2016	$10.05	0.39	(0.31)	0.08	(0.34)	(0.10)
5/31/2015	$10.02	0.36	0.12	0.48	(0.35)	(0.10)
5/31/2014 (j)	$10.00	0.02	0.01	0.03	(0.01)	—
Class Y
5/31/2017 (k)	$9.87	0.16	0.18	0.34	(0.09)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mortgage Opportunities Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.47)	$10.12	9.50%	1.10%	1.00%	3.80%	739%	$4,964
(0.44)	$9.69	0.83%	1.16%	1.00%	3.95%	743%	$7,023
(0.45)	$10.05	4.88%	1.21%	1.00%	4.08%	829%	$1,718
(0.01)	$10.02	0.29%	1.24% (d)	1.00% (d)	1.79% (d)	56%	$10

(0.39)	$10.12	8.69%	1.85%	1.75%	3.43%	739%	$1,975
(0.36)	$9.69	0.07%	1.91%	1.75%	3.17%	743%	$1,070
(0.37)	$10.05	4.09%	1.98%	1.75%	3.16%	829%	$50
(0.00) (e)	$10.02	0.24%	2.05% (d)	1.75% (d)	1.05% (d)	56%	$10

(0.49)	$10.11	9.67%	0.85%	0.75%	4.55%	739%	$6,157
(0.46)	$9.69	0.98%	0.92%	0.75%	4.22%	743%	$2,848
(0.47)	$10.06	5.24%	0.94%	0.75%	4.44%	829%	$3,071
(0.01)	$10.02	0.30%	1.05% (d)	0.75% (d)	2.04% (d)	56%	$10

(0.50)	$10.11	9.76%	0.80%	0.69%	4.55%	739%	$49
(0.47)	$9.69	1.09%	0.79%	0.65%	4.09%	743%	$45
(0.48)	$10.06	5.34%	0.90%	0.65%	3.91%	829%	$10
(0.01)	$10.02	0.31%	0.89% (d)	0.65% (d)	2.14% (d)	56%	$10

(0.47)	$10.11	9.41%	1.09%	0.99%	4.01%	739%	$10
(0.44)	$9.69	0.83%	1.16%	1.00%	3.94%	743%	$10
(0.45)	$10.05	4.87%	1.30%	1.00%	3.56%	829%	$10
(0.01)	$10.02	0.29%	1.30% (d)	1.00% (d)	1.79% (d)	56%	$10

(0.09)	$10.12	3.50%	0.76% (d)	0.65% (d)	6.57% (d)	739%	$260,713
Columbia Mortgage Opportunities Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
5/31/2017	$9.69	0.48	0.44	0.92	(0.36)	(0.13)
5/31/2016	$10.06	0.39	(0.30)	0.09	(0.36)	(0.10)
5/31/2015	$10.02	0.39	0.12	0.51	(0.37)	(0.10)
5/31/2014 (l)	$10.00	0.02	0.01	0.03	(0.01)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class A shares commenced operations on April 30, 2014. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	Rounds to zero.
(f)	Class C shares commenced operations on April 30, 2014. Per share data and total return reflect activity from that date.
(g)	Class R4 shares commenced operations on April 30, 2014. Per share data and total return reflect activity from that date.
(h)	Class R5 shares commenced operations on April 30, 2014. Per share data and total return reflect activity from that date.
(i)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(j)	Class T shares commenced operations on April 30, 2014. Per share data and total return reflect activity from that date.
(k)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(l)	Class Z shares commenced operations on April 30, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mortgage Opportunities Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.49)	$10.12	9.78%	0.86%	0.75%	4.92%	739%	$17,188
(0.46)	$9.69	0.98%	0.90%	0.75%	4.07%	743%	$3,494
(0.47)	$10.06	5.24%	1.03%	0.75%	3.96%	829%	$41
(0.01)	$10.02	0.30%	1.08% (d)	0.75% (d)	2.21% (d)	56%	$12
Columbia Mortgage Opportunities Fund | Annual Report 2017	23

Notes to Financial Statements
May 31, 2017
Note 1. Organization
Columbia Mortgage Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
24	Columbia Mortgage Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or
Columbia Mortgage Opportunities Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
May 31, 2017
terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
26	Columbia Mortgage Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage volatility and interest rate risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a
Columbia Mortgage Opportunities Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
May 31, 2017
purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Contracts and premiums associated with options contracts written for the year ended May 31, 2017 are as follows:
	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at May 31, 2016	(40,000,000)	(240,000)	(60,000,000)	(499,500)
Opened	(165,000,000)	(990,000)	(305,000,000)	(2,105,500)
Closed	205,000,000	1,230,000	305,000,000	2,105,500
Expired	—	—	60,000,000	499,500
Balance at May 31, 2017	—	—	—	—
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund
28	Columbia Mortgage Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	79,900*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	39,943*
Interest rate risk	Investments, at value — Options purchased	2,815,484
Total		2,935,327

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Notes to Financial Statements  (continued)
May 31, 2017
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	1,326,792*
Credit risk	Premiums received on outstanding swap contracts	2,731,505
Total		4,058,297

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	860,382	860,382
Interest rate risk	(4,112,534)	2,988,650	4,829,375	(2,190,020)	1,515,471
Total	(4,112,534)	2,988,650	4,829,375	(1,329,638)	2,375,853

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(1,241,164)	(1,241,164)
Interest rate risk	23,539	(400,612)	836,600	1,032,564	1,492,091
Total	23,539	(400,612)	836,600	(208,600)	250,927
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	50,774,918
Futures contracts — short	19,014,391
Credit default swap contracts — buy protection	21,450,000
Credit default swap contracts — sell protection	26,187,500

Derivative instrument	Average market value ($)*
Options contracts — purchased	5,442,281
Options contracts — written	(249,382)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
30	Columbia Mortgage Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
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Notes to Financial Statements  (continued)
May 31, 2017
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2017:
	Barclays ($)	Citi ($)	Credit Suisse ($)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)(e)	Morgan Stanley ($)(e)	Total ($)
Assets
Options purchased calls	-	1,839,557	-	-	-	-	-	1,839,557
Options purchased puts	28	975,899	-	-	-	-	-	975,927
Total assets	28	2,815,456	-	-	-	-	-	2,815,484
Liabilities
Centrally cleared credit default swap contracts (a)	-	-	-	-	-	-	11,358	11,358
OTC credit default swap contracts (b)	-	-	247,141	1,592,684	154,099	1,174,052	-	3,167,976
Total liabilities	-	-	247,141	1,592,684	154,099	1,174,052	11,358	3,179,334
Total financial and derivative net assets	28	2,815,456	(247,141)	(1,592,684)	(154,099)	(1,174,052)	(11,358)	(363,850)
Total collateral received (pledged) (c)	28	2,815,456	(247,141)	(1,592,684)	(154,099)	(1,174,052)	(11,358)	(363,850)
Net amount (d)	-	-	-	-	-	-	-	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
(e)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
32	Columbia Mortgage Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.650% to 0.535% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2017 was 0.650% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to March 16, 2017 provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Columbia Mortgage Opportunities Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
May 31, 2017
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class I shares were subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class I shares. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class I shares did not pay transfer agency fees. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares.
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Class C	0.12
Class I	0.003 (a),(b)
Class R4	0.12
Class R5	0.064
Class T	0.10
Class Y	0.011 (a)
Class Z	0.11

34	Columbia Mortgage Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2017, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $13,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2017, if any, are listed below:
Amount ($)
Class A	13,413
Class C	363
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	October 1, 2016 through September 30, 2017	Prior to October 1, 2016
Class A	1.000%	1.00%
Class C	1.750	1.75
Class R4	0.750	0.75
Class R5	0.700	0.65
Class T	1.000	1.00
Class Y	0.650*	–
Class Z	0.750	0.75
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through September 30, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage
Columbia Mortgage Opportunities Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
May 31, 2017
commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, post-October capital losses, trustees’ deferred compensation and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(200,330)	200,330	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
May 31, 2017			May 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
11,964,251	1,551,912	13,516,163	10,890,010	—	10,890,010
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
8,449,215	—	—	(1,685,847)
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
434,096,693	10,078,425	(11,764,272)	(1,685,847)
36	Columbia Mortgage Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2017, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
—	698,616
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,190,340,269 and $3,187,010,538, respectively, for the year ended May 31, 2017, of which $2,955,742,148 and $2,973,146,133, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Columbia Mortgage Opportunities Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
May 31, 2017
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
38	Columbia Mortgage Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Shareholder concentration risk
At May 31, 2017, affiliated shareholders of record owned 93.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Mortgage Opportunities Fund | Annual Report 2017	39

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Mortgage Opportunities Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mortgage Opportunities Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period April 30, 2014 (commencement of operations) through May 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
40	Columbia Mortgage Opportunities Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend
$546,435
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Mortgage Opportunities Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
42	Columbia Mortgage Opportunities Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Mortgage Opportunities Fund | Annual Report 2017	43

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
44	Columbia Mortgage Opportunities Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Mortgage Opportunities Fund | Annual Report 2017	45

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
46	Columbia Mortgage Opportunities Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Mortgage Opportunities Fund | Annual Report 2017	47

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Columbia Mortgage Opportunities Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN251_05_G01_(07/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and John Taft, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins, Ms. Taunton-Rigby and Mr. Taft are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2017 and May 31, 2016 are approximately as follows:

2017	2016
$339,400	$275,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2017 and May 31, 2016 are approximately as follows:

2017	2016
$17,800	$14,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended May 31, 2017 and May 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2017 and May 31, 2016 are approximately as follows:

2017	2016
$77,300	$70,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended May 31, 2017 and May 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2017 and May 31, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2017 and May 31, 2016 are approximately as follows:

2017	2016
$225,000	$335,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2017 and May 31, 2016 are approximately as follows:

2017	2016
$320,100	$419,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)    The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)    There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                       Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	July 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	July 21, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	July 21, 2017